PRELIMINARY PROXY MATERIALS

                     SECURITIES AND EXCHANGE COMMISSION ONLY

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act Of 1934


Filed By The Registrant [X]

Filed By A Party Other Than The Registrant [  ]

Check The Appropriate Box:

[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of
[X]  Definitive Proxy Statement                   the Commission only (as
[_]  Definitive Additional Materials              permitted by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant
     to Rule 14a-11(c) Or Rule 14a-12


                         STAR MULTI CARE SERVICES, INC.
               ---------------------------------------------------
               (Name of Registrant as Specified in Its Charter and
                         Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per EXchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          (a)  Common Stock

     (2)  Aggregate number of securities to which transaction applies:

          (a)  37,602,201 shares of Common Stock(1)

--------

(1)  This  represents  the number of shares of Common  Stock of Extended  Family
     Care Corporation ("EFCC"), par value $.01 per share (the "EFCC Common Stock") outstanding as of April 24, 1997.

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (a)  $0.14 per share of Common Stock(2)

     (4)  Proposed maximum aggregate value of transaction:
                      $5,264,308

     (5)  Total fee paid:

                      Fee of $1,052.86


[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

--------

(2) Pursuant to Rule 0-11(c)(1), the filing fee was computed on the basis of the market value of the EFCC Common Stock to be exchanged in the merger of efcc with and into a wholly-owned subsidiary of Star Multi Care Services, Inc., computed pursuant to Rule 0- 11(a)(4) on the basis of the average of the average of the bid and the asked price per share of such stock on April 24, 1997.

                        EXTENDED FAMILY CARE CORPORATION
                              ONE OLD COUNTRY ROAD
                                    SUITE 335
                           CARLE PLACE, NEW YORK 11514

                   Notice of a Special Meeting of Shareholders
                        to be held on September 5, 1997

To the Shareholders of
Extended Family Care Corporation:

           A Special Meeting of Shareholders (the "EFCC Meeting") of Extended Family Care Corporation, a New York corporation ("EFCC"), will be held at the offices of Arbor Health Care Holdings LLC, 333 Earle Ovington Blvd., Uniondale, New York 11553 at 10:00 A.M., local time, on September 5, 1997, for the following purposes:

                      1. To approve and adopt the Agreement and Plan of Merger dated as of January 3, 1997 (the "Merger Agreement"), between EFCC and Star Multi Care Services, Inc., a New York corporation ("STAR"), providing for the merger (the "Merger") of EFCC with and into EFCC Acquisition Corp. ("Merger Sub"), a New York corporation and a wholly owned subsidiary of STAR, and the transactions contemplated thereby; and

                      2. To transact such other business as may properly come before the EFCC Meeting and any adjournments or postponements thereof.

           The Merger and other related matters are more fully described in the accompanying Joint Proxy Statement/Prospectus and the appendices thereto, which form a part of this Notice.

           The Board of Directors of EFCC has fixed the close of business on August 11, 1997 as the record date (the "EFCC Record Date") for the determination of shareholders entitled to notice of and to vote at the EFCC Meeting or any adjournments or postponements thereof. Only shareholders of record at the close of business on the EFCC Record Date are entitled to notice of and to vote at the EFCC Meeting and any adjournments or postponements thereof.

           AFTER CAREFUL CONSIDERATION, THE EFCC BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. THE BOARD BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE SHAREHOLDERS OF EFCC AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE MERGER AT THE EFCC MEETING.

           WHETHER OR NOT YOU PLAN TO ATTEND THE EFCC MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES.

                                             By Order of the Board of Directors,



                                             Robert Kohlmeyer
                                             Secretary

August 11, 1997

                         STAR MULTI CARE SERVICES, INC.
                            99 RAILROAD STATION PLAZA
                           HICKSVILLE, NEW YORK 11801


                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on September 5, 1997

To the Shareholders of
Star Multi Care Services, Inc.:

           You are hereby notified that a Special Meeting of Shareholders (the "STAR Meeting") of Star Multi Care Services, Inc., a New York corporation ("STAR"), will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th Floor), New York, New York at 10:00 A.M., local time, on September 5, 1997, to consider and act upon:

                      1. A proposal to approve and adopt the Agreement and Plan of Merger dated as of January 3, 1997(the "Merger Agreement"), between Extended Family Care Corporation, a New York corporation ("EFCC") and STAR, providing for the merger (the "Merger") of EFCC with and into EFCC Acquisition Corp. ("Merger Sub"), a New York corporation and a wholly owned subsidiary of STAR, and the transactions contemplated thereby;

                      2. A proposal to adopt an amendment to STAR's 1992 Stock Option Plan, limiting the number of shares of STAR Common Stock subject to options granted to any optionee in any fiscal year to 100,000;

                      3. A proposal to adopt STAR's 1997 Non-Employee Director Stock Option Plan; and

                      4. Such other business as properly may come before the STAR Meeting or any adjournments or postponements thereof.

           The Merger and other related matters are more fully described in the accompanying Joint Proxy Statement/Prospectus and the appendices thereto, which form a part of this notice.

           The Board of Directors of STAR has fixed the close of business on July 25, 1997 as the record date (the "STAR Record Date") for the determination of shareholders entitled to notice of and to vote at the STAR Meeting or any adjournments or postponements thereof. Only shareholders of record at the close of business on the STAR Record Date are entitled to notice of and to vote at the STAR Meeting and any adjournments or postponements thereof. A list of such shareholders will be available for inspection at the offices of STAR located at 99 Railroad Station Plaza, Hicksville, New York 11801, at least ten days prior to the STAR Meeting.

           AFTER CAREFUL CONSIDERATION, THE STAR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. THE STAR BOARD BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE SHAREHOLDERS OF STAR AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF APPROVING THE MERGER AGREEMENT AT THE STAR MEETING. THE STAR BOARD OF DIRECTORS HAS ALSO UNANIMOUSLY APPROVED THE PROPOSAL TO ADOPT AN AMENDMENT TO STAR'S 1992 STOCK OPTION PLAN AND THE PROPOSAL TO ADOPT STAR'S 1997 NON-EMPLOYEE DIRECTOR STOCK

OPTION PLAN AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL AT THE STAR MEETING.

IF YOU DO NOT EXPECT TO BE PRESENT PERSONALLY AND YOU WISH YOUR SHARES TO BE VOTED AT THE STAR MEETING, PLEASE SIGN, DATE AND RETURN THE PROXY BY MAIL IN THE POSTAGE-PAID ENVELOPE ENCLOSED HEREWITH FOR THAT PURPOSE. IF YOU LATER FIND THAT YOU CAN BE PRESENT AT THE STAR MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE OR CHANGE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.


                                             By Order of the Board of Directors,


                                             William Fellerman
                                             Secretary

August 11, 1997


                             YOUR VOTE IS IMPORTANT

TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES.

                         STAR MULTI CARE SERVICES, INC.

                        EXTENDED FAMILY CARE CORPORATION

                              JOINT PROXY STATEMENT
                          FOR MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 5, 1997

                            -------------------------

                         STAR MULTI CARE SERVICES, INC.

                                   PROSPECTUS

                            -------------------------

           This Joint Proxy Statement/Prospectus is being furnished to the shareholders of Star Multi Care Services, Inc., a New York corporation ("STAR"), and to the shareholders of Extended Family Care Corporation, a New York corporation ("EFCC"), in connection with the solicitation of proxies by their respective Boards of Directors to be used at a Special Meeting of Shareholders of STAR (the "STAR Meeting") and a Special Meeting of Shareholders of EFCC (the "EFCC Meeting"), each of which is to be held on September 5, 1997, and at any adjournments or postponements thereof.

           At each of the STAR Meeting and EFCC Meeting, the respective shareholders will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of January 3, 1997, (the "Merger Agreement"), between STAR and EFCC, providing for the merger (the "Merger") of EFCC Acquisition Corp. ("Merger Sub"), a New York corporation and a wholly owned subsidiary of STAR, with EFCC, with EFCC merging with and into Merger Sub and the cessation of EFCC's separate existence, and the transactions contemplated thereby. Upon consummation of the Merger, each share of EFCC Common Stock, par value $.01 per share (the "EFCC Common Stock"), which is issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time"), except those held by shareholders of EFCC who validly and properly demand and perfect dissenters' rights under the New York Business Corporation Law (the "BCL"), will be converted into the right to receive the following consideration (the "Merger Consideration"): (a) the Cash Consideration (defined below), without interest; and (b) the number (the "Conversion Number") of duly authorized, validly issued, fully paid and non-assessable shares of common stock $.001 par value, of STAR (the "STAR Common Stock"), as calculated below.

           "Cash Consideration" means the amount equal to: (a) $2,400,000 divided by (b) the EFCC Share Number. "EFCC Share Number" means the number of shares of EFCC Common Stock issued and outstanding immediately prior to the Effective Time increased by that number of additional shares of EFCC Common Stock that would have to be issued and outstanding immediately prior to the Effective Time assuming that no shareholders of TPC Home Care Services, Inc. ("TPC"), an 83% owned subsidiary of EFCC, validly and properly demand and perfect, pursuant to the BCL, dissenters' rights in the proposed merger of TPC with and into EFCC, which EFCC Share Number shall not be less than 37,600,000. "Conversion Number" means the amount equal to: (a) such number of STAR Common Stock as has an aggregate market price, calculated in accordance with the terms of the Merger Agreement, equal to $4,850,000; divided by (b) the EFCC Share Number. See "THE MERGER AGREEMENT."


            SEE "RISK FACTORS" BEGINNING ON PAGE 16 FOR A DISCUSSION
                OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN
                     EVALUATING THE MERGER DESCRIBED HEREIN
                        AND THE SECURITIES OFFERED HEREBY

           At the STAR Meetings the shareholders of STAR will also be asked to vote on proposals to: (a) adopt an amendment to STAR's 1992 Stock Option Plan (the "STAR 1992 Plan"), limiting the number of shares of STAR Common Stock subject to options granted to any optionee in any fiscal year to 100,000; and
(b) adopt STAR's 1997 Non-Employee Director Stock Option Plan (the "STAR 1997 Plan"). See "APPROVAL OF AMENDMENT TO STAR'S 1992 STOCK OPTION PLAN" and "APPROVAL OF STAR'S 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN."

           STAR has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (the "Registration Statement") on Form S-4 (Commission File No. 333-32171) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of STAR Common Stock to be issued pursuant to the Merger Agreement. This Joint Proxy Statement/Prospectus constitutes the Prospectus of STAR filed as part of the Registration Statement. All information contained herein with respect to STAR has been furnished by STAR. All information contained herein with respect to EFCC and TPC has been furnished by EFCC.

           Assuming that the average trading price of the shares of Common Stock of STAR for the 120 trading days ending three business days prior to the Effective Time of the Merger is $4.50, that the number of shares of EFCC issued and outstanding immediately prior to the Effective Time of the Merger is 37,600,000, and that no holder of shares of either TPC or EFCC has exercised his or her dissenter's rights, the Company would be required to pay each holder of one share of EFCC Common Stock approximately $.06 and a fractional share of STAR Common Stock equal to .028664. If the aggregate number of shares of STAR Common Stock issuable to any one shareholder results in fractional shares, in lieu of any fractional shares resulting therefrom, the recipient of such fractional share will receive cash in an amount equal to the fractional share of STAR Common Stock to be issued multiplied by the Market Price. The term Market Price for purposes of determining the number of shares of STAR Common Stock to be issued for each share of EFCC Common Stock outstanding on the Effective Time is the average of the closing sales price of a share of STAR Common Stock as reported on the Nasdaq National Market during the 120 trading days immediately preceding the third business day prior to the Effective Time, calculated by adding all of such 120 closing sales prices and dividing the sum by 120.

           The STAR Common Stock is quoted in the over-the-counter market on The Nasdaq Stock Market's National Market System (the "Nasdaq National Market") under the symbol"SMCS." On July 24, 1997, the high and low sales prices for a share of STAR Common Stock on the Nasdaq National Market were $5.50. The EFCC Common Stock is quoted in the over-the-counter market on the "Nasdaq Bulletin Board" and on the "Pink Sheets" as reported by the National Quotations Bureau, Inc. under the symbol "CXCS". On July 22, 1997 the high and low bid quotations for a share of EFCC Common Stock were $.08.

           Based on the terms set forth in the Merger Agreement and based upon the assumption that the average sales price of STAR Common Stock on for the preceding 120 days ending 3 business days prior to the Effective Time is $4.75, the dollar value of the Merger Consideration, including the STAR Common Stock, to be received for each share of EFCC Common Stock exchanged in the Merger is $.0871.

           It is anticipated that the closing will take place no later than one month after the last shareholder meeting of TPC, EFCC and STAR to be held for the purposes of voting upon the proposed merger of EFCC into the STAR subsidiary.

           The EFCC meeting of shareholders to approve the STAR merger will be scheduled approximately 15 days after the TPC meeting in order to include TPC shareholders as shareholders of record of EFCC.

                            -------------------------
    THE SECURITIES ISSUABLE PURSUANT TO THIS JOINT PROXY STATEMENT/PROSPECTUS
      HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
        UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PRO-
       SPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            -------------------------

           THIS JOINT PROXY STATEMENT/PROSPECTUS AND THE ACCOMPANYING FORM OF PROXY ARE FIRST BEING MAILED OR DELIVERED TO THE SHAREHOLDERS OF STAR AND EFCC ON OR ABOUT AUGUST 11, 1997.

                            -------------------------

    THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS IS JULY 29, 1997.

                                TABLE OF CONTENTS

                                                                            PAGE

AVAILABLE INFORMATION........................................................  1
SUMMARY......................................................................  2
   General...................................................................  2
   STAR......................................................................  3
   Merger Sub................................................................  4
   EFCC......................................................................  4
   The Meetings..............................................................  6
   The Merger................................................................  7
   Summary Historical Consolidated Financial Data............................ 13
   Summary Unaudited Pro Forma Condensed Combined Financial Data............. 17
   Adoption of Amendment to STAR 1992 Plan and adoption of STAR
     1997 Plan............................................................... 18
RISK FACTORS................................................................. 19
   Risks Relating to an Investment in STAR................................... 19
   Risks Relating to the Merger.............................................. 22
COMPARATIVE PER SHARE DATA................................................... 24
COMPARATIVE MARKET DATA...................................................... 25
THE STAR MEETING............................................................. 26
   General................................................................... 26
   Matters to be Considered at the STAR Meeting.............................. 26
   STAR Record Date.......................................................... 26
   Proxies................................................................... 26
   Quorum.................................................................... 27
   Vote Required............................................................. 27
   Sternbach Proxy........................................................... 28
THE EFCC MEETING............................................................. 28
   General................................................................... 28
   Matters to Be Considered at the EFCC Meeting.............................. 28
   EFCC Record Date.......................................................... 28
   Proxies................................................................... 28
   Quorum.................................................................... 29
   Vote Required............................................................. 29
   EFCC Shareholders Agreement............................................... 30
THE MERGER................................................................... 30
   Background of the Merger.................................................. 30
   STAR's Reasons for the Merger; Recommendation of the STAR Board........... 34
   Financial Advisor; Fairness Opinion....................................... 38
   Certain Federal Income Tax Consequences................................... 42
   Dissenters' Rights of Appraisal........................................... 44
   Regulatory Approvals...................................................... 45
   Accounting Treatment...................................................... 45
   Resale Restrictions....................................................... 45
   Consulting Agreement...................................................... 45
   Management Agreement...................................................... 46
THE MERGER AGREEMENT......................................................... 48
   The Merger................................................................ 48
   Effective Time of the Merger.............................................. 48
   Conversion of Securities.................................................. 48
   Dissenters' Rights........................................................ 49
   Exchange of Certificates.................................................. 49
   Representations and Warranties............................................ 50

                                                                            PAGE

   Covenants; Conduct of Business Prior to Effective Time.................... 51
   Negotiations with Others.................................................. 51
   Management after the Merger............................................... 52
   Conditions of the Merger.................................................. 52
   Termination............................................................... 53
   Effect of Termination and Abandonment..................................... 54
   Amendment and Waiver...................................................... 55
APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS.................................. 56
COMPARISON OF RIGHTS OF HOLDERS OF
STAR COMMON STOCK AND EFCC COMMON STOCK...................................... 61
   General................................................................... 61
DESCRIPTION OF STAR CAPITAL STOCK............................................ 66
   STAR Common Stock......................................................... 66
   Certain Provisions of the Certificate of Incorporation and ByLaws......... 66
BUSINESS OF STAR............................................................. 68
   General................................................................... 68
   Home Care Services........................................................ 69
   Hospital Staffing......................................................... 70
   Competition............................................................... 71
   Marketing................................................................. 71
   Customers................................................................. 72
   Government Regulations and Licensing...................................... 72
   Liability Insurance....................................................... 73
   Employees................................................................. 74
   Description of Property................................................... 74
   Legal Proceedings......................................................... 75
STAR'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS................................ 76
   Financial Condition, Liquidity and Capital Resources...................... 78
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF STAR................ 79
MANAGEMENT OF STAR........................................................... 82
EXECUTIVE COMPENSATION OF STAR............................................... 84
   Summary Compensation Table................................................ 84
   Option Grants in Last Fiscal Year......................................... 84
   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year
     End Option Values....................................................... 85
   Standard Remuneration of Directors........................................ 85
   Employment Agreements..................................................... 85
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................... 86
BUSINESS OF EFCC............................................................. 87
   General................................................................... 87
   Home Care Services........................................................ 88
   Procedure for a Typical Home Care Placement............................... 89
   Care Givers............................................................... 89
ORGANIZATIONAL STRUCTURE..................................................... 90
   Branch Description........................................................ 90
   Customers................................................................. 90
   Percent of Total TPC Revenues by Type of Customer......................... 91
   Percent of Total TPC Revenues by State.................................... 91

                                                                            PAGE

   TPC Medicaid Revenues as Percentages of
   Total State Revenues...................................................... 91
   Governmental Regulation and Licensing..................................... 91
   Competitive Conditions.................................................... 92
   Marketing and Sales....................................................... 93
   Liability Insurance....................................................... 93
   Employees................................................................. 93
   Securities Filings........................................................ 93
   The Special Dividend...................................................... 94
   Description of Property................................................... 94
   Bankruptcy Proceedings.................................................... 94
EFCC'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION............. 95
   Overview.................................................................. 95
   Industry Information...................................................... 95
   Results of Operations..................................................... 95
   Liquidity and Capital Resources........................................... 97
   Inflation and Seasonality................................................. 98
   Changes in and Disagreements with Accountants on
   Accounting and Financial Disclosure....................................... 98
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF EFCC................ 99
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS OF EFCC.........101
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF EFCC.......................103
PROPOSAL TO ADOPT AMENDMENT TO STAR'S 1992 PLAN..............................105
   Type of Options...........................................................105
   Administration............................................................105
   Eligibility...............................................................105
   Terms and Conditions of Options...........................................106
   Adjustment in Event of Capital Changes....................................107
   Duration and Amendment of the 1992 STAR Plan..............................107
   Federal Income Tax Treatment..............................................107
   Benefits Granted During Last Fiscal Year Under 1992 STAR Plan.............109
PROPOSAL TO ADOPT STAR'S 1997 NONEMPLOYEE DIRECTOR
STOCK OPTION PLAN............................................................111
   Eligibility...............................................................111
   Stock Subject to the NonEmployee Director Plan............................111
   Administration............................................................111
   Eligibility...............................................................111
   Terms and Conditions of Options...........................................111
   Adjustment Upon Changes in Capitalization, and
   Conversion of Options on Stock for Stock Exchange.........................112
   Term of and Amendment of STAR 1997 Plan...................................113
   Compliance with Securities Laws ..........................................113
   Federal Income Tax Consequences...........................................113
   Benefits Granted During Last Fiscal Year Under 1992 STAR Plan.............115
LEGAL MATTERS................................................................115
EXPERTS......................................................................115
   Shareholder Proposals.....................................................116

                                                                            PAGE

APPENDIX A - Merger Agreement................................................A-1
APPENDIX B - Opinion of Telesis..............................................B-1
APPENDIX C - Sections 623 and 910 of the New York Business Corporation Law...C-1
APPENDIX D - STAR's 1997 Non-Employee Director Stock Option Plan.............D-1

                              AVAILABLE INFORMATION

           STAR and EFCC are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Commission. The Registration Statement, as well as reports, proxy statements and other information filed by each of STAR and EFCC can be inspected and copied at the Commission's Public Reference Room, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities maintained by the Commission at its regional offices located at Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained from the Commission at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Electronic registration statements filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system are publicly available through the Commission's Web site (http://www.sec.gov). Additionally, material filed by STAR can be inspected at the offices of the Nasdaq National Market System Reports Section, 1735 K Street, N.W., Washington, D.C. 20006.

           STAR has filed the Registration Statement with the Commission covering the STAR Common Stock to be issued pursuant to the Merger Agreement. As permitted by the rules and regulations of the Commission, this Joint Proxy
Statement/Prospectus does not contain all the information set forth in the Registration Statement and the exhibits thereto. For further information, please refer to the Registration Statement, including the exhibits thereto. Statements contained in this Joint Proxy Statement/Prospectus relating to the contents of any contract or other document referred to herein are not necessarily complete, and reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

           All information concerning STAR contained in this Joint Proxy Statement/Prospectus has been furnished by STAR and all information concerning EFCC and TPC contained in this Joint Proxy Statement/Prospectus has been furnished by EFCC. No person is authorized to provide any information or to make any representation with respect to the matters described in this Joint Proxy Statement/Prospectus other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized by STAR, EFCC or any other person. This Joint Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of any offer to purchase, any securities, or a solicitation of a proxy, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such an offer or solicitation. Neither the delivery of this Joint Proxy Statement/Prospectus nor any distribution of securities hereunder shall under any circumstances be deemed to imply that there has been no change in the assets, properties or affairs of STAR or EFCC since the date hereof or that the information set forth herein is correct as of any time subsequent to the date hereof.

                                     SUMMARY

           The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained elsewhere in this Joint Proxy Statement/Prospectus and the appendices hereto. Shareholders of STAR and EFCC are urged to read this Joint Proxy Statement/Prospectus and its appendices before voting on the matters discussed herein. As used herein, the term "STAR" refers to Star Multi Care Services, Inc., a New York corporation, and the term "EFCC" refers to Extended Family Care Corporation, a New York corporation, in both cases including, unless the context otherwise requires, their respective subsidiaries.

GENERAL

           This Joint Proxy Statement/Prospectus is being furnished to shareholders of STAR in connection with the solicitation of proxies by the Board of Directors of STAR, for use at a Special Meeting of Shareholders of STAR (the "STAR Meeting") which is scheduled to be held on September 5, 1997. This Joint Proxy Statement/Prospectus is also being furnished to shareholders of EFCC in connection with the solicitation of proxies by the Board of Directors of EFCC, for use at a Special Meeting of Shareholders of EFCC (the "EFCC Meeting") which is also scheduled to be held on September 5, 1997. At the STAR Meeting and the EFCC Meeting, the respective shareholders of STAR and EFCC will be asked to consider and vote upon, among other things, the proposed merger (the "Merger") of EFCC Acquisition Corp., a New York corporation ("Merger Sub") and a wholly owned subsidiary of STAR, with EFCC pursuant to the terms of the Agreement and Plan of Merger dated January 3, 1997 (the "Merger Agreement"). The Merger Agreement is included in this Joint Proxy Statement/Prospectus as Appendix A. In connection with the Merger, each share of EFCC Common Stock, par value $.01 per share (the "EFCC Common Stock"), which is issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time"), except those held by shareholders of EFCC who validly and properly demand and perfect their dissenters' rights under the New York Business Corporation Law (the "BCL"), will be converted into the right to receive the following consideration (the "Merger Consideration"): (a) the Cash Consideration (defined below), without interest; and (b) the number (the "Conversion Number") of duly authorized, validly issued, fully paid and non-assessable shares of common stock $.001 par value, of STAR (the "STAR Common Stock"), as calculated below.

           "Cash Consideration" means the amount equal to: (a) $2,400,000 divided by (b) the EFCC Share Number. "EFCC Share Number" means the number of shares of EFCC Common Stock issued and outstanding immediately prior to the Effective Time increased by that number of additional shares of EFCC Common Stock that would have to be issued and outstanding immediately prior to the Effective Time assuming that no shareholders of TPC Home Care Services, Inc. ("TPC"), an 83% owned subsidiary of EFCC, validly and properly demand and perfect, pursuant to the BCL, dissenters' rights in the proposed merger of TPC with and into EFCC (the "TPC Merger"), which EFCC Share Number shall not be less than 37,600,000. See "CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF EFCC." "Conversion Number" means the amount equal to: (a) such number of shares of STAR Common Stock as has an aggregate market price, calculated in accordance with the terms of the Merger Agreement, equal to $4,850,000; divided by (b) the EFCC Share Number.

           In addition, at the STAR meeting, the shareholders of STAR will be asked to vote on proposals to: (a) adopt an amendment to STAR's 1992 Stock Option Plan (the "STAR 1992 Plan"), limiting the number of shares of STAR Common Stock subject to options granted to any optionee in any fiscal year to 100,000 and (b) adopt STAR's 1997 Non-Employee Director Stock Option Plan (the "STAR 1997 Plan").

The information in this Joint Proxy Statement/Prospectus concerning STAR and EFCC has been furnished by each of such entities respectively.

STAR

           STAR is in the business of providing placement services of registered and licensed nurses and home health aides to patients for care at home ("Home Care") and, to a lesser extent, temporary health care personnel recruiting to hospitals and nursing homes ("Hospital Staffing"). In addition, STAR maintains registries of registered nurses, licensed practical nurses, nurses' aides, certified home health aides and certified personal care workers from which personnel are recruited on a per diem basis to meet the requirements of STAR's clients.

           Prior to its acquisition by present management in 1987, STAR's business related primarily to providing private duty nurses to patients in hospitals and staffing to hospitals. Under its current management, STAR expanded its Hospital Staffing arrangements to nursing homes and additional hospitals to provide licensed nurses on a per diem basis for general staff. In 1988, STAR further extended its Hospital Staffing business to include providing licensed practical nurses and nurses' aides. In 1989, STAR began providing Home Care Services in New York City pursuant to a license from the New York State Health Department. In 1990, STAR expanded its Home Care services to include transportation of patients from hospital to home in ambulettes, arrangements to purchase and supply equipment and pharmaceuticals as prescribed by the patient's physicians, and home infusion care. In 1991, STAR was licensed by the New York State Department of Health to operate an office in Nassau County, New York.

           In 1992, STAR expanded its existing Home Care business through the acquisition of certain assets from Unity Health Care Holding Company, Inc. and its subsidiaries ("Unity"), including contract rights to provide Home Care services through various hospitals, community agencies and other institutional health care providers. These contract rights complemented the existing home health care businesses of STAR in geographic areas such as New Jersey and New York where STAR already operated. In addition, in these locations, STAR obtained from Unity client referral lists to further expand existing operations. In addition to expanding STAR's existing regional business, the acquisition of Unity added new operations to STAR in new geographic locations. STAR acquired Unity's Florida operations, which included certification to receive reimbursement from Medicare and Medicaid in Broward and Dade Counties. Most of such Medicare and Medicaid reimbursed operations are located in Dade County. STAR also acquired the assets representing Unity's operations in Florida that do not have Medicare and Medicaid certification, but which operate under state license.

           In 1993, STAR further expanded its existing Home Care business through the acquisition of certain assets of DSI Health Care Services, Inc. ("DSI") including contract rights to provide Home Care services through various hospitals, community agencies and other institutional health care providers. These contract rights complimented the existing Home Care business of STAR in the Long Island, New York area.

           In May 1995, STAR acquired certain assets of Long Island Nursing Registry, Inc. ("LINR") thereby further expanding its Home Care business. LINR provided nursing and other skilled health care services with both Medicaid and non-Medicaid reimbursement eligibility compatible with the business of STAR. LINR maintains offices and does business under the STAR name in the Long Island area and as "Comprehensive Care America" in the Syracuse, New York area. The acquired assets included all of the fixed assets, certain of the contract and intellectual property rights and all of the records, lists, files and books (including certain customer and personnel lists) with respect to or in connection with the health care business conducted by LINR. The acquisition expanded STAR's New York market area into Suffolk County, augmented its presence in Nassau County and gave it significant market share in central New York.

           On August 23, 1996, STAR and AMSERV HEALTHCARE INC. ("Amserv") consummated a merger whereby STAR acquired control of Amserv and Amserv became a wholly owned subsidiary of STAR. Amserv operates in a one-industry segment as a health care service company. Amserv provides Home Care services to individuals from its six branch offices in New Jersey and Ohio. Home Care services provided by Amserv include personal care, such as assistance with the activities of daily living (e.g., eating, walking and grooming), and skilled nursing services, such as wound care and assistance with medications, injections and patient education.

           Historically, a greater portion of STAR's revenues have been derived from Home Care services and a lesser portion of such revenues have been derived from Hospital Staffing. STAR believes that this is a result of changing social and economic attitudes toward the de-institutionalization of patients as well as STAR's changing customer base.

           STAR's principal executive offices are located at 99 Railroad Station Plaza, Hicksville, New York 11801, and its telephone number is (516) 938-2016.

MERGER SUB

           Merger Sub is a New York corporation recently organized as a wholly owned subsidiary of STAR for the purpose of effecting the Merger. It has no material assets and has not engaged in any activities except in connection with such proposed acquisition.

           The initial directors of the Merger Sub are Messrs. Sternbach and Fellerman. Neither of them is an affiliate of EFCC.

           Merger Sub's principal executive offices are located at 99 Railroad Station Plaza, Hicksville, New York 11801, and its telephone number is (516) 938-2016.

EFCC

           EFCC is in the business of providing home health care services, principally personal hygiene, homemaking, general patient safety, and to a lesser extent nursing services ("Home Care"), primarily through contracts with government agencies under the Medicaid program. EFCC is a holding company which derives 100 percent of its revenues from the operation of TPC Home Care Services, Inc. ("TPC"), an 83 percent owned subsidiary. Prior to, and as a condition to the consummation of the Merger, TPC will be merged into EFCC (the "TPC Merger") and the separate corporate existence of TPC will end. See "THE MERGER AGREEMENT --Conditions of the Merger." Pursuant to the TPC Merger, all shareholders of TPC, other than EFCC, will receive 18.745545 shares of EFCC Common Stock in exchange for each share of TPC Common Stock they own. Stock certificates previously issued to TPC shareholders do not give effect to a 1:4 reverse stock split which occurred in 1985. Accordingly, shareholders of TPC actually own only one share of TPC Common Stock for every four shares for which they possess a share certificate for TPC Common Stock. TPC shares owned by EFCC will be cancelled as a result of the TPC Merger and no shares of EFCC will be issued in respect thereof. A proxy statement/prospectus relating to a meeting of shareholders of EFCC and TPC has been mailed to shareholders of EFCC and TPC contemporaneous with the mailing of this Joint Proxy Statement/Prospectus.

           EFCC was incorporated in New York on May 10, 1978 under the name M.A.E. Enterprises, Inc. In 1980, the name of this corporation was changed to Cosmetic Sciences, Inc.; which was changed again in 1996 to Extended Family Care Corporation, its current name.

           In 1980, EFCC completed its initial public offering of 1.5 million shares of common stock, raising gross proceeds of $1.5 million. Between 1980 and 1985, EFCC engaged in research, development, marketing and distribution of medical devices and cosmetics. These products never proved to be commercially viable, and by the mid-1980's the development of these products were discontinued and the subsidiaries through which these businesses were operated were dissolved.

           In August 1984, EFCC entered the Home Care industry by acquiring all of the outstanding shares of TPC, which at the time was providing Home Care services in New York and New Jersey. In December 1984, the then shareholders of EFCC received as a dividend approximately 17 percent of the outstanding common stock of TPC (the "TPC Dividend"), leaving TPC as an approximately 83 percent owned subsidiary of EFCC.

           On April 25, 1985, TPC entered into an agreement to acquire all of the outstanding stock of A-Round the Clock Nursing Services, Inc. ("A-Round the Clock"), a home health care company doing business in New Jersey. In December 1985, a Registration Statement was declared effective in anticipation of an initial public offering by TPC. Proceeds from this offering were to provide the funding for the acquisition of A-Round the Clock. However, the underwriter terminated the offering, and TPC was unable to find another underwriter to complete the offering. TPC was forced to borrow the funds required to consummate the acquisition of A-Round the Clock. The burden of the additional debt service, coupled with the increased demand for working capital, further reduced cash flow. Facing bank foreclosure of liens upon TPC's accounts receivable, significant tax arrears and cash shortfalls, EFCC and TPC filed a petition under Chapter 11 of the U.S. Bankruptcy Code, in the U.S. Bankruptcy Court, Southern District, New York, in August 1986.

           Following the filing of the bankruptcy petition, TPC continued to operate its Home Care business as a debtor in possession. In July 1987, a secured lender foreclosed its lien on the common stock of A-Round the Clock, and took possession and control of the business of A-Round the Clock. TPC continued to provide Home Care services with operating branches in Hempstead, New York and Hackensack, New Jersey.

           In 1992, the Company's headquarters were moved from Hempstead, New York to Carle Place, New York. In March 1994, TPC opened a branch office in Irvington, New Jersey, which moved in March 1996 to East Orange. In February 1995, a satellite office of the Hackensack branch office was opened in Paterson, New Jersey, which relocated to Clifton, New Jersey on or about April 15, 1996. In August 1995, a TPC satellite office was opened in Jersey City, New Jersey, which office was sold in December, 1996. In March 1996, a satellite office was opened in Elizabeth, New Jersey, which office was closed in September, 1996. In May 1996, a branch office was opened in Allentown, Pennsylvania. In the first quarter of 1997 the staff and patient files of EFCC's East Orange office and Hempstead office were moved into existing facilities of STAR; and the Hackensack office was closed and integrated into EFCC's Clifton office.

           In October 1993, and in connection with EFCC's Amended Plan of Reorganization adopted in 1992, an investment group, COSS Holding Corp. ("Coss"), invested cash of $250,000 in EFCC and thereby became the holder of approximately 66 percent or 12,749,658 shares of EFCC's Common Stock.

           On October 31, 1995, EFCC, TPC and Coss entered into an agreement with Arbor Home Health Care Holdings, LLC. ("Arbor"), pursuant to which EFCC granted Arbor the option to purchase 13 million newly issued shares of its common stock for $1.3 million, ($.10 per share). Mr. Ivan Kaufman ("Kaufman") owns 99% of the membership interests in Arbor. Arbor exercised this option in two installments, on August 21, 1996 and October 31, 1996, thus becoming the owner of approximately 40% of EFCC's outstanding stock. In addition, in June 1996, Coss placed its holdings of EFCC's common stock in a voting trust, providing Arbor the right to direct the voting of such shares and to thus elect a majority of the board of directors of EFCC. EFCC, Coss and Arbor have also entered into various agreements relating to Coss' holdings of EFCC's common stock, but these agreements, as well as the voting trust arrangement as to Coss' shares, will terminate upon the completion of the Merger.

           On October 31, 1995, EFCC entered into an agreement with Arbor Management, LLC (in which Kaufman owns a 99% membership interest) ("Arbor Management"), for a two year term pursuant to which EFCC will pay $7,500 a month to Arbor Management, LLC for management services, including accounting, finance, human resources and marketing, rendered to EFCC. This agreement will also terminate as of the completion of the Merger.

           EFCC's principal executive offices are located at One Old Country Road, Suite 335, Carle Place, New York 11514, and its telephone number is (516) 248-2273.

THE MEETINGS

The STAR Meeting

           The STAR Meeting will be held on September 5, 1997 at 10:00 A.M., local time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th Floor), New York, New York. At the STAR Meeting, including any adjournments or postponements thereof, the shareholders of STAR will consider and vote on (i) a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby; (ii) adopt an amendment to the STAR 1992 Plan, limiting the number of shares of STAR Common Stock subject to options granted to any optionee in any fiscal year to 100,000; (iii) adopt the STAR 1997 Plan; and (iv) such other business as properly may come before the STAR Meeting.

           The close of business on July 25, 1997, has been fixed as the record date (the "STAR Record Date") for the determination of the shareholders of STAR entitled to notice of and to vote at the STAR Meeting. Holders of STAR Common Stock are entitled to one vote for each share of STAR Common Stock held by them. The holders of a majority of the outstanding shares of STAR Common Stock, present either in person or by properly executed proxies, will constitute a quorum at the STAR Meeting.

           The affirmative vote of the holders of a majority of the shares of STAR Common Stock voted at the STAR Meeting is required to approve and adopt the Merger Agreement. The affirmative vote of the majority of votes cast at the STAR Meeting will be required to approve the amendment to the STAR 1992 Plan and to approve the adoption of the STAR 1997 Plan. As of the STAR Record Date, 4,212,387 shares of STAR Common Stock were issued and outstanding, of which approximately 37.4% were beneficially owned by directors, executive officers and affiliates of STAR (excluding 137,574 shares which may be acquired upon exercise of options which are exercisable within 60 days of the STAR Record Date). See "THE STAR MEETING--Vote Required."

The EFCC Meeting

           The EFCC Meeting will be held on September 5, 1997 at 10:00 A.M., local time, at the offices of Arbor Health Care Holdings LLC, 333 Earle Ovington Blvd., Uniondale, New York 11553. At the EFCC Meeting, including any adjournments or postponements thereof, the shareholders of EFCC will consider and vote on a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby and such other business as properly may come before the EFCC Meeting.

           The close of business on August 11, 1997, has been fixed as the record date (the "EFCC Record Date") for the determination of the shareholders of EFCC entitled to notice of and to vote at the EFCC Meeting. Holders of EFCC Common Stock are entitled to one vote for each share of EFCC Common Stock held by them. The holders of a majority of the outstanding shares of EFCC Common Stock, present either in person or by properly executed proxies, will constitute a quorum at the EFCC Meeting.

           The affirmative vote of holders of two-thirds of all outstanding shares of EFCC Common Stock is required to approve and adopt the Merger Agreement. Shares representing approximately 68% of the outstanding Common Stock of EFCC, after giving effect to the TPC Merger, are covered by a shareholders agreement pursuant to which those shares will be voted in favor of the Merger. Accordingly, approval and adoption of the Merger by the EFCC shareholders is assured. See "THE EFCC MEETING - EFCC Shareholders Agreement." See "THE EFCC MEETING--Vote Required."

THE MERGER

           Risk Factors. There are a number of risks relating to an investment in STAR, including those relating to: (i) STAR's liquidity and possible cash flow difficulties; (ii) adverse effects of possible health care reform; (iii) the regulatory environment in which the parties operate; (iv) competition in the home health care and temporary health care personnel placement markets; (v) a shortage of qualified personnel; (vi) government regulation and licensing regulations relative to STAR's business; (vi) certain proposals by state legislatures and Congress to contain health care costs; (vii) potential liability for services provided by STAR; and (viii) STAR's failure to pay cash dividends since 1991. In addition, there are a number of risks relating to the Merger, including those relating to: (i) no assurance that shareholders will realize any benefits from the Merger; (ii) the existence of special interests of certain persons in the Merger; (iii) the fact that Mr. Sternbach will continue to have substantial influence on STAR after the Merger; (iv) the lack of an updated fairness opinion by the financial advisor of EFCC; (v) EFCC's and TPC's non-compliance with certain securities laws; (vi) the dilutive effect of the Merger on the voting power of the shareholders of EFCC and STAR; (vii) the fact that a significant portion of STAR's revenues are subject to audit and adjustment; and (viii) the possible adverse tax effect on the EFCC shareholders if the Merger were not to constitute a tax-free reorganization. See "RISK FACTORS" for a more complete discussion of the factors which should be considered in evaluating the Merger and the securities offered hereby.

           Conversion of Securities. Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will be merged with EFCC, with Merger Sub being the surviving corporation, and each share of EFCC Common Stock, par value $.01 per share (the "EFCC Common Stock"), which is issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time"), except those held by shareholders of EFCC who validly and properly demand and perfect dissenters' rights under the New York Business Corporation Law (the "BCL"), will be converted into the right to receive the following consideration (the "Merger Consideration"): (a) the Cash Consideration (defined below), without interest; and (b) the number (the "Conversion Number") of duly authorized, validly issued, fully paid and non-assessable shares of common stock $.001 par value, of STAR (the "STAR Common Stock"), as calculated below.

           For illustrative purposes only, set forth below is a chart listing a range of conversion ratios assuming a range of stock prices for shares of STAR Common Stock.

--------------------------------------------------------------------------------
Average Market Price of a Share
of STAR Common Stock for the 120
Trading Days ending Three Business
Days Before the Effective Time           $5.00             $4.75           $4.50
--------------------------------------------------------------------------------
Exchange Ratio for each Share of
EFCC Common Stock Outstanding on
the Effective Time*                     .0258**           .0271**        .0287**
--------------------------------------------------------------------------------
Total Number of Shares of STAR
Common Stock to be issued in the
Exchange                               970,000         1,021,052       1,077,778
--------------------------------------------------------------------------------

* Assumes that there are 37,600,000 shares of EFCC outstanding immediately prior to the Effective Time and no shareholders of either EFCC or TPC have exercised dissenter's rights.

**   Rounded to the nearest ten thousandth of a share.

           "Cash Consideration" means the amount equal to: (a) $2,400,000 divided by (b) the EFCC Share Number. "EFCC Share Number" means the number of shares of EFCC Common Stock issued and outstanding immediately prior to the Effective Time increased by that number of additional shares of EFCC

Common Stock that would have to be issued and outstanding immediately prior to the Effective Time assuming that no shareholders of TPC Home Care Services, Inc. ("TPC"), an 83% owned subsidiary of EFCC, validly and properly demand and perfect, pursuant to the BCL, dissenters' rights in the proposed merger of TPC with and into EFCC, which EFCC Share Number shall not be less than 37,600,000. "Conversion Number" means the amount equal to: (a) such number of shares of STAR Common Stock as has an aggregate market price, calculated in accordance with the terms of the Merger Agreement, equal to $4,850,000; divided by (b) the EFCC Share Number.

           Prior to the mailing of this Joint Proxy Statement/Prospectus, STAR had the right under the Merger Agreement to acquire all of the shares of EFCC Common Stock in consideration of the payment of $7,250,000 in cash. The all cash option, by its terms, expired upon the mailing of the joint proxy materials to the shareholders of EFCC and STAR.

           STAR Common Stock is quoted on the Nasdaq National Market under the symbol "SMCS." No certificates or scrip representing fractional shares of STAR Common Stock will be issued in the Merger, but cash will be paid to shareholders in lieu thereof. See "THE MERGER AGREEMENT--Conversion of Securities."

           Recommendations of the Boards of Directors. The Board of Directors of STAR believes that the terms of the Merger are fair to, and in the best interests of, STAR and its shareholders. Accordingly, STAR's Board of Directors has unanimously approved the Merger Agreement and unanimously recommends a vote FOR approval and adoption of the Merger Agreement by the shareholders of STAR. The STAR Board of Directors considered a number of positive factors concerning the Merger, including that since both STAR and EFCC are engaged in the Home Care services business, the businesses of STAR and EFCC are complimentary; its concurrence with the analysis of STAR's management that the Merger would increase STAR's cash flow, reduce STAR's financial leverage and improve STAR's overall financial position and results of operations; that since EFCC is also engaged in the Home Care services business the Merger fits within STAR's strategic objective to acquire complimentary businesses; that STAR will be able to achieve significant cost savings and economies of scale while providing other synergistic benefits; that approximately $1.0 million in selling, general and administrative expenses would be eliminated as a result of increased efficiencies; and that the terms of the Merger Agreement are generally fair to the shareholders of STAR. The Board of Directors of STAR also considered a number of negative factors concerning the Merger, including the fact that the Exchange Ratio was fixed based on the average price of STAR's Common Stock for the 120 trading day period preceding the Merger, that the representations and warranties set forth in the Merger Agreement generally did not survive the signing of the Merger Agreement, that EFCC had operated in bankruptcy for nine years, that STAR would be giving certain shareholders of EFCC registration rights for the shares of STAR Common Stock to be received in the Merger and the factors described under the heading "RISK FACTORS". The factors considered and conclusions reached and relied upon by the STAR Board of Directors in reaching its recommendation are described in greater detail in "THE MERGER -- Background of the Merger," "-- STAR's Reasons for the Merger; Recommendation of the STAR Board" and "-- Interests of Certain Persons in the Merger; Conflicts of Interest."

           The EFCC Board of Directors believes that the terms of the Merger are fair to, and in the best interests of, EFCC and its shareholders. Accordingly, EFCC's Board of Directors has unanimously approved the Merger Agreement and unanimously recommends a vote FOR approval and adoption of the Merger Agreement by the shareholders of EFCC. The EFCC Board of Directors considered a number of positive and negative factors concerning the Merger. The positive factors the EFCC Board considered included, synergies to be gained by the widening of the customer base of the combined entity, savings in administrative overhead, enhanced liquidity of the STAR Common Stock as compared to the EFCC Common Stock, EFCC's continuing struggle with profitability, STAR's greater depth of management, the avoidance of large capital expenditures for automation and quality control, and the chance to benefit from appreciation in STAR's Common Stock. The negative factors considered by the EFCC Board were the possibility that the EFCC shareholders would gain more by EFCC remaining independent, the difficulty of reversing the relocation of certain of EFCC's patients and staff which now share STAR's facilities if the Merger fails to close and the uncertainty of whether the Merger would ultimately benefit the two companies. The primary factors considered and conclusions reached and relied upon by the EFCC Board of Directors in reaching its recommendation are described in greater detail in "THE MERGER -- Background of the Merger," "-- EFCC's Reasons for the Merger; Recommendation of the EFCC Board," "-- Financial Advisor; Fairness Opinion" and "-- Interests of Certain Persons in the Merger."

           Opinion of Financial Advisor. Telesis Mergers & Acquisitions, Inc. ("Telesis") delivered to the Board of Directors of EFCC a written opinion dated December 31, 1996 that, as of such date and based upon and subject to certain matters as stated therein, the terms of the Merger are fair to the shareholders of EFCC from a financial point of view. See "THE MERGER -- Financial Advisor; Fairness Opinion." The full text of the written opinion of Telesis, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Telesis, is attached as Appendix B hereto and is incorporated herein by reference. EFCC shareholders are urged to read the opinion carefully in its entirety.

           Effective Time of the Merger. The Merger will be effected at the time of the filing of a Certificate of Merger (the "Certificate of Merger") with the New York Department of State or such later date as is designated in such filing. The date and time of such filing (the "Effective Time") is currently expected to occur on or shortly after the date of the STAR Meeting and the EFCC Meeting and satisfaction or waiver of the conditions precedent to the Merger set forth in the Merger Agreement. See "THE MERGER AGREEMENT -- Effective Time of the Merger" and "-- Conditions of the Merger."

           Conditions to the Merger; Termination. The obligations of each of STAR and EFCC to consummate the Merger are subject to the satisfaction of certain conditions, certain of which may be waived by the mutual consent of STAR and EFCC, including, among others, (i) the Registration Statement shall have been declared effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission, (ii) STAR shall have received all state securities laws or "blue sky" permits and authorizations necessary to issue the shares of STAR Common Stock, (iii) the Merger Agreement and the Merger shall have been approved and adopted by the requisite vote of the holders of the outstanding shares of the STAR Common Stock and the holders of the outstanding shares of the EFCC Common Stock, (iv) no governmental authority or other agency, commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Merger illegal, (v) the shares of STAR Common Stock issuable to EFCC's shareholders in the Merger shall have been authorized for listing on the Nasdaq National Market, (vi) all third party and governmental approvals necessary to effect the Merger shall have been received, and (vii) each of STAR and EFCC shall have received the opinion, addressed to each of them, of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., counsel to EFCC, with respect to the tax consequences of the Merger. There is currently no intention on the part of either STAR or EFCC to waive any of the conditions set out above. In the event that the condition set forth above in (vi) was to be waived, STAR would file a post-effective amendment to the Registration Statement and both STAR and EFCC would resolicit their respective shareholders regarding their approval and adoption of the Merger Agreement. See "THE MERGER AGREEMENT -- Conditions of the Merger."

           As security for the indemnification granted to STAR by each of Arbor and Coss under the EFCC Shareholders Agreement , dated as of January 3, 1997, each of Arbor and Coss agreed to deposit with an escrow agent, the sum of $125,000. The escrow fund may be claimed against by STAR upon the determination of the existence of a claim under the escrow agreement for a breach of certain representations or warranties of EFCC with respect to Compliance with Laws, Litigation, Employee Benefit Plans, Employment Matters and Labor Matters. A claim may be made against the escrow by STAR by the submission of a notice to each of Arbor and Coss, with a copy to the escrow agent (the "Escrow Notice"). Each of Coss and Arbor have the right within 10 days of the receipt of an Escrow Notice to notify STAR and the escrow agent of its dispute of such claim. If no claims are made under the escrow agreement, the escrow fund will, by its terms, be released to Arbor and Coss on the second anniversary of the closing date of the proposed transaction between EFCC and STAR.

           The Merger Agreement is subject to termination by either STAR or EFCC if the Merger is not consummated by September 15, 1997. In addition, the Merger Agreement may be terminated under certain circumstances by either EFCC or STAR, including circumstances under which STAR may be entitled to receive a termination fee of $350,000. See "THE MERGER AGREEMENT -- Termination" and "-- Effect of Termination and Abandonment."

           Surrender of EFCC Common Stock Certificates. After the Effective Time, holders of EFCC Common Stock will be furnished with a transmittal letter to be used to exchange their certificates for the Merger Consideration. Holders of EFCC Common Stock should not return any stock certificates with the form of proxy accompanying this Joint Proxy Statements/Prospectus. See "THE MERGER AGREEMENT--Exchange of Certificates."

           Certain Federal Income Tax Consequences. Assuming the Merger is consummated at the Effective Time pursuant to the terms of the Merger Agreement, Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. is of the opinion that, more likely than not, (i) the shareholders of EFCC should be deemed to have received and retained a sufficient amount of stock in STAR to satisfy the continuity of interest requirement, and assuming that EFCC is merged into Merger Sub pursuant to the BCL, the Merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) STAR, Merger Sub and EFCC will each be a party to the reorganization within the meaning of
Section 368(b) of the Code, (iii) no gain or loss will be recognized by EFCC shareholders as a result of the exchange of EFCC Common Stock solely for STAR Common Stock pursuant to the Merger, except that gain, if any, (but not loss) will be recognized on the receipt of cash, other than cash received in lieu of fractional shares, and gain or loss, if any, will be recognized in connection with the receipt of cash in lieu of fractional shares, (iv) any gain or loss recognized upon such exchange will be capital gain or loss provided the shares would constitute a capital asset in the hands of the exchanging shareholder, (v) each shareholder of EFCC who elects to dissent from the Merger and receive cash in exchange for his shares of EFCC Common Stock will be treated as receiving such payment in complete redemption of his shares of EFCC, provided such shareholder does not actually or constructively own any EFCC Common Stock after the Merger, (vi) the tax basis of the STAR Common Stock received by EFCC shareholders will be the same as the basis of the EFCC Common Stock surrendered in exchange therefor, decreased by the amount of basis allocated to the fractional shares that are hypothetically received by the shareholder and redeemed for cash, and decreased by any money received in the exchange (other than cash received in lieu of fractional shares) and increased by any gain recognized on the exchange, (vii) the holding period of the STAR Common Stock received by the EFCC shareholders will include the period during which the EFCC Common Stock surrendered was held, provided that the EFCC Common Stock is held as a capital asset in the hands of the EFCC shareholders at the Effective Time,
(viii) no gain or loss will be recognized by EFCC on the transfer of all of its assets to Merger Sub pursuant to the Merger Agreement, (ix) no gain or loss will be recognized by STAR or Merger Sub pursuant to the Merger, (x) the tax basis of EFCC's assets in the hands of Merger Sub will be the same as the basis of those assets in the hands of EFCC immediately prior to the Merger and (xi) the holding period of the assets of EFCC in the hands of Merger Sub will include the period during which such assets were held by EFCC. The opinion of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. is based on the accuracy of certain representations that it will receive from STAR, EFCC and

Coss Holding Corp., a New York corporation ("Coss") at the Effective Time and represents only counsel's best legal judgment as to the likely outcome of an issue if properly presented to a court. See "THE MERGER--Certain Federal Income Tax Consequences" and "THE MERGER AGREEMENT--Conditions of the Merger."

           Prior to the mailing of this Joint Proxy Statement/Prospectus, STAR had the right under the Merger Agreement to acquire all of the shares of EFCC Common Stock in consideration of the payment of $7,250,000 in cash. The all cash option, by its terms, expired upon the mailing of the joint proxy materials to the shareholders of EFCC and STAR.

           Accounting Treatment. The Merger will be accounted for by STAR under the "purchase method" of accounting in accordance with generally accepted accounting principles. Accordingly, the aggregate consideration paid by STAR in connection with the Merger will be allocated to EFCC's assets based upon their fair values, and the results of operations of EFCC will be included in the results of operations of STAR only for periods subsequent to the Effective Time. See "THE MERGER -- Accounting Treatment."

           Interests of Certain Persons in the Merger. In considering the recommendations of the Board of Directors of STAR and the Board of Directors of EFCC with respect to the Merger Agreement and the transactions contemplated thereby, shareholders of STAR and EFCC should be aware that certain members of EFCC's management and EFCC's Board have interests in the Merger that are in addition to and may conflict with the interests of shareholders of STAR and EFCC generally. The Boards of Directors of STAR and EFCC were aware of these interests and considered them, among other factors, in approving the Merger Agreement and the transactions contemplated thereby. See "THE MERGER -- Interests of Certain Persons in the Merger."

           Following the Merger, the persons who are directors of Merger Sub immediately prior to the Effective Time will continue to serve as directors of Merger Sub. The Merger Agreement also provides that after the Merger is effected, Mr. Ivan Kaufman, who controls Arbor Home Health Care Holdings, LLC ("Arbor"), which in turn owns approximately 40% of the outstanding Common Stock of EFCC and controls the vote of 80% of such EFCC Common Stock, will be appointed to the Board of Directors of STAR. EFCC does not anticipate that any officers or directors of EFCC, other than Mr. Kaufman, would become officers or directors of STAR or the surviving entity. See "THE MERGER - Interest of Certain Persons in the Merger" and "THE MERGER AGREEMENT -- Management after the Merger."

           Under the terms of the Merger Agreement, STAR has agreed to insure and guaranty that any provision with respect to indemnification by EFCC and its subsidiaries existing in favor of any present or former director, officer, employee or agent of EFCC or an EFCC subsidiary, set forth in the Certificate of Incorporation or by-laws of EFCC and its subsidiaries or pursuant to any other agreements (including insurance policies), will survive the Merger, will not be amended, repealed or modified in any manner that would adversely affect an indemnified party, and will continue in full force and effect for a period of at least six years from the Effective Time. STAR has agreed to maintain or retain the same level of insurance coverage as currently maintained by EFCC only (i) if it is available for an annual premium not in excess of 125% of the last annual premium paid by EFCC or the EFCC subsidiaries prior to the date of the Merger Agreement, and (ii) for six years after the Effective Time. If such insurance were not available for 125% or less of the amount of the last annual premium paid by EFCC or its subsidiaries prior to the date of the Merger Agreement, STAR will be obligated to purchase as much coverage as possible for an amount not to exceed 125% of the last premium paid EFCC or its subsidiaries. See "THE MERGER - Interests of Certain Persons in the Merger."

           Sternbach Proxy. Stephen Sternbach, Chairman, President and Chief Executive Officer of STAR, granted to the directors of EFCC an irrevocable proxy pursuant to which he agreed to vote all shares over which he has direct beneficial ownership (863,262), currently constituting 20.77% of STAR's outstanding Common Stock, and any shares subsequently acquired by him, in favor of the Merger at the STAR Meeting.
See "THE STAR MEETING -- Sternbach Proxy."

           EFCC Shareholders Agreement. Coss, and Arbor (collectively, the "Shareholders"), shareholders of EFCC and Kaufman, an individual having voting control of the shares of EFCC owned by the Shareholders and John Natalone, Vice President of Arbor Management, as voting trustee (replacing Gary Melius, the original voting trustee), as to the shares of EFCC Common Stock owned by Coss (the "Voting Trustee") under a Voting Trust Agreement, dated as of June 20, 1996 by and between EFCC, Kaufman, Coss, Arbor and the Voting Trustee entered into a shareholders agreement (the "EFCC Shareholders Agreement") pursuant to which the Shareholders and the Voting Trustee are agreeing to vote in favor of the Merger and the Merger Agreement. The shares of EFCC Common Stock subject to the EFCC Shareholders Agreement represent approximately 68% of the outstanding EFCC Common Stock, assuming consummation of the TPC Merger. Accordingly, approval and adoption of the Merger Agreement and the transactions contemplated thereby by the EFCC shareholders is assured since the shares of EFCC Common Stock subject to the EFCC Shareholders Agreement is in excess of the two-thirds vote required to approve and adopt the Merger Agreement under the BCL. See "THE EFCC MEETING -- EFCC Shareholders Agreement."

           In addition, Coss, Arbor and the Voting Trustee granted to the directors of STAR an irrevocable proxy to vote their shares in the manner described above.

           Consulting Agreement. STAR and EFCC have entered into a consulting agreement (the "Consulting Agreement") pursuant to which STAR agreed that upon EFCC's request it will render to EFCC, by and through such of its officers, employees and agents as STAR, in its sole discretion, designates from time to time, consulting services with respect to the management and operation of EFCC. The consulting services to be rendered by STAR under the Consulting Agreement consist of those consulting services relating to the management and operation of EFCC's healthcare business reasonably requested by EFCC. STAR and EFCC have agreed that STAR's role is that of a consultant and advisor to, and not that of a manager of, EFCC. Under the Consulting Agreement, STAR has no duty or responsibility to manage the affairs of EFCC which duty and responsibility remains at all times with the Board of Directors and management of EFCC. See "THE MERGER -- Consulting Agreement."

           Management Agreement. STAR and EFCC have also entered into a management agreement (the "Management Agreement") pursuant to which STAR agreed to act as manager of EFCC. The Management Agreement is subject to approval of the Commissioner of the New York State Department of Health (the "Commissioner"). Pursuant to the Management Agreement STAR will have the authority and responsibility to conduct, supervise and effectively manage the day-to-day operation of EFCC. In the absence of oral or written direction or written policies of the Board of Directors of EFCC, STAR will be expected to exercise the reasonable judgment of a management company in its management activities.

           The Management Agreement will become effective upon the date it is approved by the Commissioner. The Management Agreement may be terminated by the Commissioner, not more than sixty (60) days after notification to the parties by the Department of Health of a determination that the management of EFCC is so deficient that the health and safety of patients would be threatened by continuation of the Management Agreement. The Management Agreement may be terminated by EFCC without cause on 60 days' notice and with cause on 14 days' notice. Unless sooner terminated in accordance with the terms of the Management Agreement, or extended or renewed by mutual agreement of the parties thereto, the Management Agreement will remain in effect until the Effective Time or December 31, 1998, whichever is sooner. The Management Agreement may only be terminated by STAR upon the occurrence of an Event of Default as such term is defined in the Management Agreement. See "THE MERGER -- Management Agreement."

           Dissenters' Rights. Under the BCL, holders of EFCC Common Stock are entitled to dissenters' rights of appraisal in connection with the Merger. See "THE MERGER -- Dissenters' Rights of Appraisal."

           Resales of STAR Common Stock. The shares of STAR Common Stock to be issued pursuant to the Merger Agreement have been registered under the Securities Act, and therefore may be resold without restriction by persons who are not deemed to be "affiliates" (as such term is defined under the Securities
Act) of either STAR or EFCC. See "THE MERGER -- Resale Restrictions."

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL DATA

           The respective summary historical data presented in the tables below have been derived from STAR's Consolidated Financial Statements and the notes thereto and EFCC's Consolidated Financial Statements and the notes thereto included elsewhere herein and should be read in conjunction therewith. See "STAR'S" and "EFCC'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS."

           Data for STAR for the nine months ended February 29, 1996 and February 28, 1997 have been derived from unaudited consolidated financial statements. The unaudited financial statements of STAR include all adjustments which are of a normal recurring nature that STAR considered necessary for a fair presentation of the financial position and results of operations for those periods. Operating results for the nine months ended February 28, 1997 are not necessarily indicative of the results that may be expected for the entire year ending May 31, 1997.

           Data for EFCC for the three months ended March 31, 1996 and March 31, 1997 have been derived from unaudited consolidated financial statements. The unaudited financial statements of EFCC include all adjustments which are of a normal recurring nature that EFCC considers necessary for a fair presentation of the financial position and results of operations for those periods. Operating results for the three months ended March 31, 1997 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1997.

STAR Summary Historical Consolidated Financial Data

                                                               Year Ended                                Nine Months Ended
                                     --------------------------------------------------------------   -----------------------
                                                                 May 31
                                     --------------------------------------------------------------  February 28, February 29,
                                       1996      1995(2)(3)      1994(4)        1993(5)     1992(6)     1997        1996
                                     --------    --------       --------       --------    --------   --------    --------
                                                     (IN THOUSANDS EXCEPT RATIO AND PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
DATA (1)
Net Revenues                         $ 49,163    $ 38,430       $ 29,694       $ 23,428    $ 14,110   $ 39,164    $ 35,464

Income from Operations                  1,832       1,251            576            118          49      2,406       1,450

Other Income (Expense)                   (120)        (21)            67            130         122     (2,911)        (74)

Income (Loss) from Continuing           1,143         758            358            135          55       (298)        766
Operations

Income (Loss) from Discontinued          --          --             (711)          (359)        290       --          --
Operations

Gain (Loss) on Disposal of               --            30         (1,168)          --         1,405       --          --
Discontinued Operations

Cumulative Effect of Change in           --            24(7)          65(8)        --          --         --          --
Accounting Principle

Net Income (Loss)                    $  1,143    $    812       $ (1,456)      $   (224)   $  1,750   $   (298)   $    766

Income Per Share

Income (Loss) from Continuing        $   0.28    $   0.20       $   0.10       $   0.04    $   0.01   $  (0.07)   $   0.18
Operations

Income (Loss) from Discontinued          --          --            (0.20)         (0.10)       0.08       --          --
Operation

Gain (Loss) on Disposal of               --          0.01          (0.33)          --          0.38       --          --
Discontinued Operations

Cumulative Effect of Change in           --          0.01           0.02           --          --         --          --
Accounting Principle

Net Income                           $   0.28    $   0.22       $  (0.41)      $  (0.06)   $   0.47   $  (0.07)   $   0.18

Shares Used in Computing Per Share      4,012       3,799          3,529          3,621       3,699      4,278       4,257
Amounts

BALANCE SHEET DATA: (1)

Cash and Cash Equivalents            $  1,882    $  1,497       $  1,069       $  2,334    $  3,475   $     79

Working Capital                         9,415       6,774          5,525          6,650       7,901      9,197

Total Assets                           19,369      16,798         14,196         13,436      14,867     18,258

Total  Long-Term Obligations            3,604       2,156            832            115         745      3,345


                                                                                                     (TABLE CONTINUED ON NEXT PAGE)



                                       14


Redeemable Preferred Stock                341         683             --             --          --         --
Shareholders' Equity                   12,045      10,622          9,577         11,201      11,403     12,142
Current Ratio                            3.79        3.03           2.46           4.14        3.91       4.32

Cash Dividend Declared Per Common    $     --    $     --       $     --       $     --    $     --   $     --
Share


(1) In August 1996, STAR acquired AMSERV HEALTHCARE SERVICES, INC. ("Amserv") in a transaction accounted for as a pooling-of- interests, accordingly, all periods presented have been restated to include the accounts and operations of Amserv for the periods prior to the acquisition.

(2) In May 1995, STAR acquired certain assets of Long Island Nursing Registry, Inc. in a transaction accounted for as a purchase.

(3) In June 1994, STAR acquired certain assets of North Central Personnel, Inc. in a transaction accounted for as a purchase.

(4) In November 1993, STAR acquired certain assets of DSI Health Care Services, Inc. in a transaction accounted for as a purchase.

(5) In August 1992, STAR acquired certain assets of Unity Care Services, Inc.-New York Medicaid Operations in a transaction accounted for as a purchase.

(6) In May 1992, STAR acquired certain assets of Unity Healthcare Holding Company, Inc., Unity Care Services, Inc.-New York Operations and Unity Home Care of Florida, Inc. in a transaction accounted for as a purchase.

(7) Effective July 1994, STAR adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." See Note 3 of STAR's Notes to Consolidated Financial Statements.

(8) Effective June 1, 1993, STAR adopted SFAS No. 109, "Accounting for Income Taxes." See Note 9 of STAR's Notes to Consolidated Financial Statements.

EFCC Summary Historical Consolidated Financial Data

                                                                   Year Ended                         Three Months Ended
                                           -------------------------------------------------------    --------------------
                                                                 December 31,
                                           -------------------------------------------------------    March 31,   March 31,
                                             1996       1995       1994(1)      1993        1992        1997        1996
                                           --------   --------    --------    --------    --------    --------    --------
                                                         (IN THOUSANDS EXCEPT RATIO AND PER SHARE AMOUNTS)
STATEMENT OF OPERATIONS
DATA

Net Revenues                               $  8,929   $  7,368    $  4,610    $  3,053    $  2,550    $  2,322    $  1,985
Income (Loss) from Operations                    68        482           1        (189)        (76)         18        (100)
Interest Income (Expense)                         6         (4)        (21)       --           (47)          2          (2)
Income (Loss) from Continuing Operations         19        268         (56)       (187)       (123)          8         (64)
Minority Interest in Subsidiary (Income)       --          (46)          9          11        --            (2)         11
Loss

INCOME PER SHARE
Income (Loss) from Continuing Operations   $  0.009   $ 0.0127    $(0.0029)   $(0.0221)   $(0.0238)   $ 0.0002    $(0.0027)
Shares Used in Computing Per Share           21,809     21,034      19,300       8,454       5,162      32,000      19,300
Amounts

BALANCE SHEET DATA:
Cash and Cash Equivalents                   $ 1,066   $   512     $    97     $    25     $    18     $   445
Working Capital                               1,528       286        (179)        (30)         95         815
Total Assets                                  3,572     2,458       2,043       1,302         688       2,962
Total Long-Term Obligations                     106        95          62         239         511          98
Minority Interest                               140       140          94          17        --           141
Shareholders' Equity                          2,225       956         734         363        (335)      1,481
Current Ratio                                  2.39      1.23        0.84        0.96        1.19        1.66

Cash Dividend Per Common Share              $  --     $  --       $  --       $  --       $  --       $0.0234

(1) In 1993, EFCC implemented Statement of Position 90-70 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code."

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

           The following table presents summary unaudited pro forma selected operations data for the year ended May 31, 1996 and for the nine months ended February 28, 1997. The income statement data has been prepared as if the Merger and the other transactions requiring pro forma adjustments had occurred on June 1, 1995 assuming that the Merger had been consummated and accounted for using the purchase method of accounting. The balance sheet data has been prepared assuming the Merger had been consummated on February 28, 1997.

           The following summary unaudited pro forma condensed combined financial data are provided for comparative purposes only and should be read in conjunction with the unaudited pro forma condensed combined financial statements and the notes thereto and the separate audited consolidated financial statements and related notes thereto of STAR and EFCC. See "UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS." The following summary unaudited pro forma condensed combined financial data does not purport to be indicative of the results which actually would have occurred if the Merger had been consummated on the dates indicated or which may be obtained in the future.

                                              Year Ended May 31,           Nine Months Ended
                                              ------------------           -----------------
                                                                              February 28,
                                                     1996                         1997
                                                     ----                         ----
                                                 (IN THOUSANDS, EXCEPT PER SHARE
                                                             AMOUNTS)
INCOME STATEMENT DATA:
Net revenues                                      $ 57,281                     $ 46,212

Operating expenses                                  55,557                       43,815

Operating income                                     1,724                        2,397

Other (income) expense                                 384                        3,093

Income (loss) from continuing operations
     before provision for income taxes               1,340                         (696)

Provision (benefit) for income taxes                   422                         (258)

Income (loss) from continuing operations               918                         (438)

Income (loss) from continuing operations per      $    .18                     $   (.08)
   common share

Weighted average shares outstanding                  5,089                        5,356


                                                 February 28,
BALANCE SHEET DATA:                                 1997
                                                --------------
                                                (IN THOUSANDS)
Cash and cash equivalents                          $      524
Working capital                                         9,693
Total assets                                           27,483
Long-term obligations, excluding current
   maturities                                           6,478
Shareholders' equity                                   16,992


    ADOPTION OF AMENDMENT TO STAR 1992 PLAN AND ADOPTION OF STAR 1997 PLAN.

           At the STAR Meeting, the STAR shareholders will also be asked to vote on two proposals. One proposal will be to adopt an amendment to the STAR 1992 Plan to limit the number of shares of STAR Common Stock that may be subject to options to any one optionee in any fiscal year to 100,000, subject to the STAR 1992 Plan antidilution provisions. The other proposal to be submitted at the STAR Meeting is to adopt the STAR 1997 Plan. The STAR 1997 Plan is designed to provide an incentive to directors who are not employees of STAR and to offer an additional inducement in obtaining the services of such individuals.

                                  RISK FACTORS

           The  following   factors  should  be  considered   carefully  by  the
shareholders of STAR and EFCC in evaluating the terms of the Merger Agreement, the Merger and the STAR Common Stock offered hereby.

           Certain statements in this Joint Proxy Statement/Prospectus are not historical facts and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of STAR and EFCC, after consummation of the Merger to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include, but are not limited to, the following risks:

                     Risks Relating to an Investment in Star
                     ---------------------------------------

           LACK OF LIQUIDITY. STAR pays its employees on a weekly basis. STAR typically does not receive payment from hospitals, insurance companies and governmental agencies earlier than 60 to 180 days, or longer, after rendering an invoice. Accordingly, STAR's operating cash flow may, at times, be insufficient to meet certain of its obligations. STAR has a revolving line of credit permitting borrowings up to $8,000,000, which STAR borrows against from time to time to meet its outstanding obligations. This line of credit expires on October 31, 1998 and is subject to renewal. As STAR's business expands, however, significant additional financing is likely to be required. If STAR were unable to secure such financing on terms deemed favorable by management, such inability would have a material adverse effect on STAR's financial condition, including its ability to meet certain of its obligations as they come due.

           HEALTH CARE REFORM. As a result of the escalation of health care costs and the inability of many individuals and employers to obtain affordable health insurance, numerous proposals have been or may be introduced in the United States Congress and state legislatures, and other proposals are being considered, relating to health care reform. Such proposals have included, among other things, provision of universal access to health care, reforming the payment methodology for health care goods and services by both the public (Medicare and Medicaid) and private sectors, and methods to control or reduce public and private spending on health care. The ultimate timing or effect such reforms may have on STAR cannot be predicted and no assurance can be given that any such reforms will not have a material adverse effect on STAR's revenues and/or earnings. Short-term cost containment initiatives may vary substantially from long-term reforms and may have a material adverse effect on STAR.

           REGULATORY ENVIRONMENT; THIRD PARTY PAYORS. As a provider of services under the Medicare and Medicaid programs, STAR is subject to the federal fraud and abuse and the so-called "Stark" anti-referral laws, violations of which may result in civil and criminal penalties and exclusion from participation in the Medicare and Medicaid programs. In addition, several states have enacted their own statutory analogs of the federal fraud and abuse and anti-referral laws. There can be no assurance that administrative or judicial interpretations of existing statutes or regulations or enactments of new laws or regulations will not have a material adverse effect on STAR's operations or financial condition.

           Health care is subject to laws and regulations of federal, state and local governments. The failure to obtain, renew or maintain any of the required regulatory approvals or licenses could adversely affect the business of STAR and could prevent it from offering its products or services.

           Virtually all of STAR's revenues are attributable to payments received from third-party payors, including the Medicare and Medicaid programs and private insurers. There are increasing pressures from many payor sources to control health care costs. In addition, there are increasing pressures from public and private payors to limit increases in reimbursement rates for medical services. The levels of revenues and profitability of STAR, similar to other health care companies, will be subject to the effect of possible reductions in coverage or payment rates by third-party payors. Such payments are subject to audit and adjustment, including retroactive adjustment. During the fiscal years 1994, 1995 and 1996 such adjustments have been insignificant. In the event that future audits result in adjustments that are not insignificant, then such adjustments could have a material adverse effect on STAR. Such changes could have a material adverse effect on the business and results of operations of STAR. In addition, the payments of third party payors are subject to audit and adjustment, including retroactive adjustment.

           COMPETITION. The home health care and temporary health care personnel placement markets are highly fragmented and significant competitors are often localized in particular geographical markets. STAR's largest competitors include Olsten Company and Staff Builders. Some of the entities with which STAR competes have substantially greater financial and other resources than STAR. Accordingly, STAR may be unable to successfully compete in this environment.

           NEED FOR QUALIFIED PERSONNEL. STAR's business is dependent in large part upon its ability to recruit and retain qualified registered nurses and other professional and medical support personnel to fill positions in a timely manner. STAR faces intense competition from other companies in recruiting such qualified health care personnel for its Home Care and Hospital Staffing operations. STAR's growth may depend, to a significant degree, on its ability to continue to recruit and retain such qualified health care personnel. There can be no assurance that such qualified health care personnel will continue to be available to STAR in the future. If STAR were to be unable to attract or retain such qualified health care personnel, it would have a material adverse effect on the business of STAR.

           GOVERNMENT REGULATIONS AND LICENSING. STAR is currently licensed to provide home health care in the five boroughs of New York City, Nassau, Suffolk, Westchester, Oswego, Oneida, Onondaga, Cayuga, Madison, Jefferson and Herkimer Counties in New York State and the State of Florida. In Broward and Dade Counties in Florida, STAR also maintains a Certified Home Health Care Agency which participates in both the Medicare and Medicaid programs. STAR, through its wholly owned subsidiary, Amserv, is also licensed to provide health care services in New Jersey and Ohio, with the Ohio office also maintaining certification to provide medicare reimbursed services.

           STAR's business is subject to substantial regulations by Federal, state and local authorities which impose a significant compliance responsibilities on STAR. STAR, among other things, must comply with state licensing and certificate of need ("CON") requirements as well as Federal and state eligibility standards for certification as a Medicare and Medicaid provider. The denial or revocation of any license or permit necessary for STAR to operate in a particular market could have a material adverse effect on STAR's operations. In addition, STAR will be required to comply to the extent applicable, with the licensing and/or CON requirements and other regulations in any jurisdiction in which it may plan to provide services in the future.

           Applicable laws and regulations in all states are subject to change by state legislatures and appropriate regulatory authorities and also may be affected by changes in federal legislation, as well as local county legislation. The imposition of more stringent regulatory requirements could have a materially adverse impact on STAR's operations. In addition, STAR will be required to comply with applicable laws and regulations in any new state in which it may operate. If STAR should not be able to comply for any reason, it would be unable to conduct business in such state.

           AUDITS. Under current reimbursement regulations under Medicare and Medicaid, funds received under Medicare and Medicaid programs are subject to audit with respect to proper application of the various payment formulas and regulations. These audits can result in retroactive adjustment of payments received from these programs, resulting in either amounts due to the government agency from STAR or amounts due to STAR from the governmental agency.

           STAR has a Medicaid audit pending with the State of New York and does not anticipate that any material adjustment will result from such audit.
However, there can be no assurance that this audit will be resolved satisfactorily in favor of STAR. In addition, STAR has agreed to submit its books and record to a voluntary survey to be performed by the State of New York with respect to Medicaid patients. There can be no assurance that this voluntary review will be resolved satisfactorily in favor of STAR.

           In May 1997, STAR was advised that an audit of American Health Care Services, STAR's Medicare agency, by the Office of Audit Services, Office of Inspector General of the United States Department of Health and Human Services which had been forwarded to the Medicare intermediary assigned to administer Medicare payments in Florida had been referred to the Civil Division of the United States Attorney for the Southern District of Florida. STAR has been advised by Broad and Cassel ("Regulatory Counsel") that they have been in contact with the Assistant United States Attorney assigned to the matter, and they do not know at this time the extent of STAR's liability. Regulatory Counsel has also advised STAR that STAR could pursue claims against third parties (e.g. subcontractors and licensed home health agencies) for a portion of any liability of STAR. Management anticipates that this matter should be satisfactorily resolved. This is grounded upon the advice of Regulatory Counsel to the Company as to (i) the resolution of similar types of audits or claims based upon their experience in the health care industry and dealing with similar matters before the Department of Justice even though there has been no final determination of liability and can be no assurance as to the ultimate liability; and (ii) the fact that STAR should have the right, whether or not this audit or claim is resolved in whole or in part in STAR's favor, to claim against third-party independent contractors and other parties that may have rendered services to STAR, even though there is no assurance that any such claims would be ultimately collectible.

           PRICE CONSTRAINTS. Certain proposals by state legislatures and by Congress to contain health care costs, such as proposals for cutbacks in Medicare and Medicaid reimbursement levels, governmentally imposed freezes on prices charged by physicians, hospitals and other health care providers, and greater state flexibility in the administration of Medicaid, could adversely affect STAR. During the fiscal years ended May 31, 1994, 1995 and 1996, 62%, 62% and 59%, respectively, of STAR's revenues were attributable to Medicare, Medicaid and other state and federal government payments. A number of states have reduced funding for health care services or have placed certain limits on reimbursable expenses. There can be no assurance that additional state legislatures and Congress will not further reduce funding or impose additional limits on reimbursements, particularly with respect to expenses to be reimbursed through Medicaid. Such reductions in funding and limits on reimbursement, if enacted, could have a material adverse effect on STAR's operating results.

           LIABILITY FOR SERVICES AND INSURANCE. STAR's employees and independent contractors routinely confront life threatening situations and also make decisions which can have significant medical consequences to the patients in their care. As a result, STAR is exposed to substantial liability in the event of negligence or wrongful acts of its personnel. STAR maintains medical professional insurance providing for coverage in a maximum amount of $1,000,000 per claim, subject to a limitation of $10,000,000 for all claims in any single year. In addition, STAR requires that any independent contractor whom STAR refers to institutions for employment supply a certificate of insurance evidencing that such person maintains their own medical professional liability insurance providing for coverage of no less than $1,000,000 per claim, subject to a limitation of no more than $3,000,000 for all claims in a single policy year. Although there are currently no material claims pending against STAR, there can be no assurance that STAR will be able to maintain its existing insurance at an acceptable cost or obtain additional insurance in the future as required or that such level of insurance will be sufficient to cover liabilities from claims that may be brought. A partially or completely uninsured claim, if successfully asserted and of sufficient magnitude, could have a material adverse effect on STAR and its financial condition.

           PENDING LITIGATION. In November 1996, Eugene J. Mora commenced an action in the Superior Court of the State of California, San Diego County, against STAR, Amserv, William Fellerman and Stephen Sternbach. The complaint arose out of the termination of Mr. Mora, the former Chief Executive Officer of Amserv. Mr. Mora alleges that the defendant caused Amserv to breach his employment contract with Amserv. Mr. Mora seeks monetary and punitive damages, as well as penalties. See "Business of STAR - Legal Proceedings."

           NO CASH DIVIDENDS. Since prior to its initial public offering in May 1991, STAR has not paid cash dividends on the STAR Common Stock. It is the present policy of STAR to retain earnings, if any, to finance the development and growth of its business. Accordingly, STAR does not anticipate that cash dividends will be paid until earnings of STAR warrant such dividends, and there can be no assurance that STAR can achieve such earnings or any earnings.

                          Risks Relating to the Merger
                          ----------------------------

           NO ASSURANCE THAT STAR WILL REALIZE ANTICIPATED BENEFITS FROM THE MERGER. The Merger involves the combination of certain aspects of two companies that have operated independently. Accordingly, there can be no assurance that EFCC can be successfully integrated into STAR or that STAR and its shareholders (including persons who become shareholders as a result of the Merger) will ultimately realize any of the anticipated benefits of the Merger.

           POTENTIAL CONFLICTS OF INTEREST. In considering the recommendation of the Board of Directors of STAR and the Board of Directors of EFCC with respect to the Merger Agreement and the transactions contemplated thereby, shareholders should be aware that certain members of EFCC's management, EFCC's Board and Mr. Ivan Kaufman have interests in the Merger that are in addition to the interests of shareholders of STAR and EFCC generally. The Boards of Directors of STAR and EFCC were aware of these interests and considered them, among other factors, in approving the Merger Agreement and the transactions contemplated thereby. See "THE MERGER -- Interests of Certain Persons in the Merger."

           CONTROL BY MANAGEMENT. After completion of the Merger, Mr. Sternbach will have voting power over approximately 19.1% of the outstanding STAR Common Stock. While Mr. Sternbach's ownership will not allow him to exercise control over STAR, his stock ownership as well as his position as Chairman of the Board of Directors, President and Chief Executive Officer will enable him to exercise significant influence on the management and operation of the combined entity.

           LACK OF UPDATE TO TELESIS OPINION. EFCC has received an opinion from Telesis, dated December 31, 1996 to the effect that, as of such date and based upon certain matters as stated therein, the terms of the Merger are fair to the shareholders of EFCC from a financial point of view. EFCC's obligation to consummate the Merger is not conditional upon receipt of an updated financial opinion. EFCC does not intend to obtain, and Telesis is under no obligation to provide, an update of such opinion. Accordingly, there can be no assurance that Telesis would render a similar opinion as of a date subsequent to December 31, 1996. See "THE MERGER -- EFCC's Reasons for the Merger; Recommendation of the EFCC Board of Directors; Financial Advisor; Fairness Opinion."

           NON-COMPLIANCE WITH CERTAIN SECURITIES LAWS. Since filing its petition for bankruptcy in 1986, until the filing of its Form 10-KSB for the period ending December 31, 1995 (the "1995 10-KSB"), EFCC has not filed any required reports under the Exchange Act. The last such report filed was EFCC's Form 10-K for the fiscal year ended December 31, 1985. During the years while in bankruptcy, EFCC did not possess adequate financial and staffing resources to produce audited financial statements and other reports as required by the Exchange Act. EFCC has filed all reports required under the Exchange Act commencing with the 1995 10-KSB.

           TPC was required to and failed to file Exchange Act reports, which obligation arose as a result of the registration statement filed with the Commission in connection with its aborted 1985 offering having been declared effective, coupled with its subsequent failure to withdraw this registration statement. See "Business of EFCC and TPC."

           As a result of EFCC's and TPC's past non-compliance with the Exchange Act, the Securities and Exchange Commission may determine to bring civil and administrative proceedings against EFCC and TPC. While the likelihood of such proceedings being brought is uncertain, if such proceedings were to be brought, EFCC and TPC could be subject to substantial monetary penalties and other administrative remedies.

           DILUTION OF VOTING POWER. Consummation of the Merger will result in an approximate 24.2% increase in the number of shares of STAR Common Stock outstanding. Shareholders of STAR will, therefore, experience a corresponding dilution of their voting power. In exchange for 100% of the outstanding EFCC Common Stock, shareholders of EFCC will receive approximately 19.5% of the outstanding voting stock of STAR. Accordingly, they will experience a dilution of approximately 19.5% of their relative voting authority after the Merger.

           CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The Merger is intended to qualify as a "tax-free reorganization" for federal income tax purposes under
Section 368(a)(1) of the Code. If the Merger so qualifies, no gain or loss will be recognized for United States Federal income tax purposes by each shareholder of EFCC as a result of the exchange of shares of EFCC Common Stock for shares of STAR Common Stock with respect to that portion of the merger consideration paid in shares of STAR Common Stock. However, if in lieu of the issuance of shares of STAR Common Stock the cash option is exercised by STAR, the receipt of cash by each of the shareholders of EFCC may give rise to a taxable gain or loss. Such gain or loss would be long-term capital gain or loss, provided such shares of EFCC Common Stock had been held more than one year.

           Each shareholder of EFCC is urged to consult his or her tax advisor to determine the specific tax consequences of the Merger to such shareholder. The obligations of both EFCC and STAR to consummate the Merger are subject to the receipt of an opinion of EFCC's tax counsel to the effect that the Merger will be a "tax-free reorganization" for federal income tax purposes. For a further discussion of certain federal income tax consequences of the Merger, see "THE MERGER - Certain Federal Income Tax Consequences" and "THE MERGER AGREEMENT -- Conditions of the Merger."

           POSSIBLE ADVERSE IMPACT IF STAR MERGER IS NOT CONSUMMATED. Certain of TPC's operations have been administered by STAR in furtherance of the STAR Merger Agreement. If, for any reason, the STAR Merger were not to occur, transferring these functions back to EFCC could be costly and time consuming and may adversely affect EFCC.

                           COMPARATIVE PER SHARE DATA

           The following table presents historical and equivalent unaudited pro forma per share data of STAR and EFCC after giving effect to the Merger using the purchase method of accounting, assuming the Merger had been effective during all periods presented. The pro forma data does not purport to be indicative of the results of future operations or the results that would have occurred had the Merger been consummated at the beginning of the periods presented. The information set forth below should be read in conjunction with the financial statements and the notes thereto of STAR and EFCC and the unaudited pro forma condensed combined financial statements included elsewhere in this Joint Proxy Statement/Prospectus.

           The Pro Forma Combined and EFCC equivalent Pro Forma amounts were calculated assuming the issuance of 1,077,778 shares of STAR Common Stock in exchange for the outstanding shares of EFCC Common Stock assuming a price per share of STAR Common Stock of $4.50 (See "Notes to Unaudited Pro Forma Condensed Combined Financial Statements").

                                                                         STAR                     EFCC
                                                                ----------------------   ----------------------
                                                    Pro Forma                Equivalent               Equivalent
                                                    Combined    Historical   Pro Forma   Historical   Pro Forma
Book value per share of common
 stock outstanding at February 28, 1997               $ 3.34     $   3.02     $    --     $   0.05    $   0.14

Cash Dividends Declared (1)                           $ 0.15     $    --      $    --     $   0.02    $   0.01

Income (loss) per share from continuing operations:

    Nine months ended February 28, 1997               $(0.08)    $  (0.07)    $    --     $   0.00    $   0.00

    Year ended May 31, 1996                           $ 0.18     $   0.28     $    --     $   0.00    $   0.01



(1) On January 21, 1997, pursuant to the Merger Agreement, EFCC paid a special cash dividend of $750,000 to its shareholders of record on January 13, 1997. Neither STAR nor EFCC has paid any other cash dividends during the past five years.

                             COMPARATIVE MARKET DATA

           STAR Common Stock is listed on the Nasdaq National Market under the symbol "SMCS." EFCC Common Stock is quoted in the over-the-counter market of the "Nasdaq Bulletin Board" and on the "Pink Sheets" as reported by the National Quotation Bureau, Inc. under the symbol "CXCS." The table below sets forth, for the fiscal quarters (based upon the respective fiscal years of STAR and EFCC) indicated, the high and low sales prices per share.

                                                              STAR COMMON STOCK                 EFCC COMMON STOCK
                                                              -----------------                 -----------------
                                                            HIGH             LOW              HIGH            LOW
                                                            ----             ---              ----            ---
Fiscal 1996/1995:
       First Quarter.................................... $  4.375           $3.50            $.125           $.031
       Second Quarter...................................    7.375            4.1875           .250            .063
       Third Quarter....................................    8.125            5.50             .250            .063
       Fourth Quarter...................................    7.50             5.125            .375            .063
Fiscal 1997/1996:
       First Quarter.................................... $10.9375           $5.9375          $.437           $.250
       Second Quarter...................................    7.25             5.8125           .500            .187
       Third Quarter....................................    7.0              5.50             .250            .125
       Fourth Quarter (through April 21, 1997 for STAR).    6.0              4.50             .156            .040
Fiscal 1997 (for EFCC)
       First Quarter ...................................    N/A              N/A              .16             .062
       Second Quarter (through May 30, 1997.............    N/A              N/A              .10             .062

           The last reported sale prices per share of STAR Common Stock and EFCC Common Stock on January 2, 1997, the last trading day preceding public announcement of the Merger, were $5.875 and $0.15, respectively. On July 24, 1997 the closing sale price per share of STAR Common Stock was $5.50 and the closing sale price per share of EFCC Common Stock was $.08.

           As of July 24, 1997 the number of holders of record of STAR Common Stock and EFCC Common Stock were 218 and 1,271, respectively. Since prior to its initial public offering in May 1991, STAR has not paid cash dividends on the STAR Common Stock. It is the present policy of STAR to retain earnings, if any, to finance the development and growth of its business. Accordingly, STAR does not anticipate that cash dividends will be paid until earnings of STAR warrant such dividends, and there can be no assurance that STAR can achieve such earnings or any earnings. On January 21, 1997, in accordance with the terms of the Merger Agreement, the Board of Directors of EFCC paid a special cash dividend on shares of its common stock in an aggregate amount of $750,000 (the "Special Dividend"). Other than the Special Dividend, EFCC paid no cash dividends during the past two fiscal years. It is the policy of EFCC to retain all earnings, if any, to finance the development and growth of its business. Accordingly, EFCC does not anticipate paying cash dividends in the foreseeable future. In addition, the Merger Agreement prohibits the payment of any dividends by EFCC prior to the Effective Time.

           SHAREHOLDERS OF STAR AND EFCC ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR STAR COMMON STOCK AND EFCC COMMON STOCK. NO ASSURANCE CAN BE GIVEN AS TO THE MARKET PRICE OF STAR COMMON STOCK AFTER THE MERGER.

                                THE STAR MEETING

GENERAL

           This Joint Proxy Statement/Prospectus is being furnished by STAR to the holders of STAR Common Stock in connection with the solicitation of proxies by the Board of Directors of STAR for use at a Special Meeting of Shareholders of STAR to be held on September 5, 1997 at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas (18th Floor), New York, New York at 10:00 A.M., local time, and any adjournments or postponements thereof.

           This Joint Proxy Statement/Prospectus, the attached Notice of Meeting and the accompanying form of proxy are first being mailed to shareholders of STAR on or about August 11, 1997.

MATTERS TO BE CONSIDERED AT THE STAR MEETING

           At the STAR Meeting, holders of shares of STAR Common Stock will consider and vote upon: (i) a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby; (ii) adopt an amendment to STAR's 1992 Stock Option Plan (the "STAR 1992 Plan"), limiting the number of shares of STAR Common Stock subject to options granted to any optionee in any fiscal year to 100,000; (iii) adopt STAR's 1997 Non-Employee Director Stock Option Plan (the "STAR 1997 Plan") and (iv) such other business as properly may come before the STAR Meeting or any adjournments or postponements thereof.

           The STAR Board of Directors has unanimously approved the Merger Agreement and the transactions contemplated thereby. The STAR Board of Directors believes that the terms of the Merger are fair to, and in the best interests of, STAR and its shareholders and unanimously recommends that the holders of STAR Common Stock vote FOR the approval and adoption of the Merger Agreement and the transactions contemplated thereby. For further information, see "THE MERGER -- STAR's Reasons for the Merger; Recommendation of the STAR Board." The STAR Board of Directors has also unanimously approved the adoption of the amendment to the STAR 1992 Plan and the adoption of the STAR 1997 Plan and recommends that you vote FOR each such proposal.

STAR RECORD DATE

           The Board of Directors of STAR has fixed the close of business on July 28, 1997 as the STAR record date (the "STAR Record Date") for the determination of STAR shareholders entitled to notice of, and to vote at, the STAR Meeting. Accordingly, only holders of record of shares of STAR Common Stock at the close of business on the STAR Record Date are entitled to notice of, and to vote at, the STAR Meeting. As of the STAR Record Date, 4,212,387 shares of STAR Common Stock were outstanding and held of record by 218 STAR shareholders.

PROXIES

           When a proxy card is returned, properly signed and dated, the shares of STAR Common Stock represented thereby will be voted in accordance with the instructions on the proxy card. If a STAR shareholder does not attend the STAR Meeting and does not return the signed proxy card, such STAR shareholder's shares will not be voted. If a STAR shareholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares of STAR Common Stock will be voted (i) FOR approval of the Merger Agreement and the transactions contemplated thereby; (ii) FOR approval of the adoption of the amendment to the STAR 1992 Plan; and (iii) FOR adoption of the STAR 1997 Plan. As of the date of this Joint Proxy Statement/Prospectus, the STAR Board of Directors does not know of any other matters which are to come before the STAR Meeting. If any other matters are properly presented at the STAR Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The giving of a proxy, however, will not convey discretionary authority to adjourn or postpone the STAR Meeting for the purpose of soliciting additional votes.

           Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of STAR, at or before the taking of the vote at the STAR Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares of STAR Common Stock and delivering it to the Secretary of STAR before the taking of the vote at the STAR Meeting or (iii) attending the STAR Meeting and voting in person (although attendance at the STAR Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to STAR MULTI CARE SERVICES, INC., 99 Railroad Station Plaza, Hicksville, New York 11801,
Attention: Corporate Secretary, or hand delivered to the Secretary of STAR at or before the taking of the vote at the STAR Meeting.

           STAR will bear the cost of the solicitation of proxies from STAR shareholders. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, and employees of STAR in person or by telephone or other means of communication. Such directors, officers and employees of EFCC will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and STAR will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

QUORUM

           The presence, either in person or by properly executed proxies, of the holders of a majority of the shares of STAR Common Stock entitled to vote is necessary to constitute a quorum at the STAR Meeting. Both abstentions and broker non-votes are considered present for purposes of determining a quorum but are excluded from votes cast.

VOTE REQUIRED

           STAR shareholders are entitled to one vote at the STAR Meeting for each share of STAR Common Stock held of record by them on the STAR Record Date. The affirmative vote of the holders of a majority of the shares of STAR Common Stock voted at the STAR Meeting, in person or by proxy, is required to approve and adopt the Merger Agreement and the transactions contemplated thereby, if a number of shares of STAR Common Stock equal to more than 20% will be issued as a result of the Merger. The affirmative vote of the majority of the votes cast at the STAR Meeting will be required to approve the amendment to the STAR 1992 Plan and to approve the adoption of the STAR 1997 Plan. Since approval of the Merger Agreement requires a majority of the votes cast, abstentions and broker non-votes will not affect the outcome of this proposal.

           As of the STAR Record Date, STAR's directors, executive officers and affiliates may be deemed to be beneficial owners of an aggregate of 1,575,230 shares of STAR Common Stock (excluding 137,574 shares which may be acquired upon exercise of options or other rights which are exercisable within 60 days of the STAR Record Date), or approximately 37.4% of the then outstanding shares of STAR Common

Stock. STAR has been advised that its directors and executive officers intend to vote in favor of the approval and adoption of the Merger Agreement.

STERNBACH PROXY

           Stephen Sternbach, Chairman, President and Chief Executive Officer of STAR, granted to the directors of EFCC an irrevocable proxy pursuant to which he agreed to vote all shares over which he has direct beneficial ownership (863,262), and any shares subsequently acquired by him, in favor of the Merger at the STAR Meeting.

                                THE EFCC MEETING

GENERAL

           This Joint Proxy Statement/Prospectus is being furnished by EFCC to the holders of EFCC Common Stock in connection with the solicitation of proxies by the Board of Directors of EFCC for use at a Special Meeting of Shareholders of EFCC (the "EFCC Meeting") to be held at the offices of Arbor Health Care Holdings LLC, 333 Earle Ovington Blvd., Uniondale, New York 11553 on September 5, 1997 at 10:00 A.M., local time, and any adjournments or postponements thereof.

           This Joint Proxy Statement/Prospectus, the attached Notice of Meeting and the accompanying form of proxy are first being mailed to shareholders of EFCC on or about August 11, 1997.

MATTERS TO BE CONSIDERED AT THE EFCC MEETING

           At the EFCC Meeting, holders of shares of EFCC Common Stock will consider and vote on a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby, and such other business as may properly come before the EFCC Meeting.

           The EFCC Board of Directors has unanimously approved the Merger Agreement and the transactions contemplated thereby. The EFCC Board of Directors believes that the terms of the Merger are fair to, and in the best interests of, EFCC and its shareholders and unanimously recommends that the holders of EFCC Common Stock vote FOR approval and adoption of the Merger Agreement and the transactions contemplated thereby. For further information, see "THE MERGER -- EFCC's Reasons for the Merger; Recommendation of the EFCC Board."

EFCC RECORD DATE

           The Board of Directors of EFCC has fixed the close of business on August 11, 1997, as the EFCC record date ("EFCC Record Date") for the determination of EFCC shareholders entitled to notice of, and to vote at, the EFCC Meeting. Accordingly, only holders of record of shares of EFCC Common Stock at the close of business on the EFCC Record Date are entitled to notice of, and to vote at, the EFCC Meeting. As of the EFCC Record Date, 37,601,975 shares of EFCC Common Stock were outstanding and held of record by 1,271 EFCC shareholders.

PROXIES

           When a proxy card is returned, properly signed and dated, the shares of EFCC Common Stock represented thereby will be voted in accordance with the instructions on the proxy card. If an EFCC shareholder does not attend the EFCC Meeting and does not return the signed proxy card, such EFCC shareholder's shares will not be voted. If an EFCC shareholder returns a signed proxy card but does not indicate how his or her shares are to be voted, such shares of EFCC Common Stock will be voted FOR approval of the Merger Agreement and the transactions contemplated thereby. As of the date of this Joint Proxy Statement/Prospectus, the EFCC Board of Directors does not know of any other matters which are to come before the EFCC Meeting. If any other matters are properly presented at the EFCC Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. The giving of a proxy, however, will not convey discretionary authority to adjourn or postpone the EFCC Meeting for the purpose of soliciting additional votes.

           Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of EFCC, at or before the taking of the vote at the EFCC Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares of EFCC Common Stock and delivering it to the Secretary of EFCC before the taking of the vote at the EFCC Meeting or (iii) attending the EFCC Meeting and voting in person (although attendance at the EFCC Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to EFCC, Attention: Joseph Heller, Vice President, or hand delivered to the Vice President of EFCC at or before the taking of the vote at the EFCC Meeting.

           EFCC will bear the cost of the solicitation of proxies from EFCC shareholders. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, and employees of EFCC in person or by telephone or other means of communication. Such directors, officers and employees of EFCC will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and EFCC will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

           EFCC SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS. THE PROCEDURES FOR THE EXCHANGE OF SHARES OF EFCC COMMON STOCK
AFTER THE MERGER IS CONSUMMATED ARE SET FORTH BELOW IN THIS JOINT PROXY STATEMENT/PROSPECTUS.

QUORUM

           The presence, either in person or by properly executed proxies, of the holders of a majority of the outstanding shares of EFCC Common Stock is necessary to constitute a quorum at the EFCC Meeting. Both abstentions and broker non-votes are considered present for purposes of determining a quorum but are excluded from votes cast.

VOTE REQUIRED

           EFCC shareholders are entitled to one vote at the EFCC Meeting for each share of EFCC Common Stock held of record by them on the EFCC Record Date. The affirmative vote of two-thirds of all outstanding shares of EFCC Common Stock is required to approve and adopt the Merger Agreement. Since approval of the Merger Agreement requires the affirmative vote of two-thirds of all outstanding shares of EFCC Common Stock, abstentions and broker non-votes will have the effect of votes against the Merger Agreement.

EFCC SHAREHOLDERS AGREEMENT

           Coss and Arbor (collectively, the "Shareholders"), shareholders of EFCC and Kaufman, an individual having voting control of the shares of EFCC owned by the Shareholders and John Natalone, Vice President of Arbor Management, as voting trustee replacing Gary Melius, the original voting trustee as to the shares of EFCC Common Stock owned by Coss (the "Voting Trustee") under a Voting Trust Agreement, dated as of June 20, 1996 by and between EFCC, Kaufman, Coss, Arbor and the Voting Trustee entered into a shareholders agreement (the "EFCC Shareholders Agreement") pursuant to which Coss and Arbor and the Voting Trustee agreed to vote in favor of the Merger and the Merger Agreement. The shares of EFCC Common Stock subject to the EFCC Shareholders Agreement represent approximately 68% of the outstanding EFCC Common Stock, giving effect to consummation of the TPC Merger. Accordingly, approval and adoption of the Merger Agreement and the transactions contemplated thereby is assured since the shares of EFCC Common Stock subject to the EFCC Shareholders Agreement is in excess of the two-thirds required to approve and adopt the Merger Agreement.

           In addition, Coss, Arbor and the Voting Trustee granted to the directors of STAR an irrevocable proxy to vote their shares in the manner described above.


                                   THE MERGER

BACKGROUND OF THE MERGER

           STAR is continually exploring possible acquisitions of comparable companies in furtherance of its strategic objective of acquiring companies in the Home Care business in the geographic regions currently served by STAR; as well as in areas not currently served by STAR. As discussed elsewhere, since 1992 STAR has expanded its Home Care business through a series of acquisitions. Such acquisitions have allowed STAR to provide Home Care services more efficiently while reducing marginal costs. Prior to commencing discussions regarding the Merger, however, STAR was not considering any other specific alliances or specific acquisitions.

           The parties were introduced by Mr. Gary Carpenter, a partner of Carpenter & Onoroto, EFCC's auditors, whom EFCC had retained to assist it in seeking potential acquisition candidates. At Mr. Carpenter's suggestion on February 17, 1996 Stephen Sternbach, the President and Chief Executive Officer of STAR contacted Mr. Ivan Kaufman to suggest a meeting to discuss a possible strategic alliance between STAR and EFCC. On February 29, 1996, Stephen Sternbach met with Mr. Kaufman and Joseph Martello, the Chief Financial Officer of Arbor Management, an entity controlled by Mr. Kaufman (who in turn controls Arbor which owns approximately 40% of EFCC's outstanding shares and controls the voting rights as to an additional 40% of EFCC's outstanding shares). At that meeting, Mr. Sternbach, Mr. Kaufman and Mr.

Martello discussed, in general terms, their respective businesses and business strategies. Messrs. Sternbach, Kaufman and Martello expressed their mutual interest in pursuing the matter further.

           Prior to commencing discussions with STAR, EFCC had a series of discussions with another home healthcare company, Transworld Home Healthcare, Inc. ("Transworld"). Transworld held discussions, during February and March 1996, with Joseph Heller, Vice President of Arbor Management and Vice President of EFCC, concerning the possibility of Transworld acquiring EFCC. A senior officer of Transworld met with Ivan Kaufman, Joseph Martello and Joseph Heller on April 24, 1996 to discuss a possible acquisition of EFCC by Transworld. The parties agreed to exchange information about their respective companies and, in furtherance thereof, executed confidentiality agreements. EFCC and Transworld had only a limited amount of discussions after this time because, EFCC believes, Transworld had been devoting its resources to other acquisitions. After Mr.
Sternbach made his initial proposal to EFCC (as discussed below), EFCC communicated the range of that proposal to Transworld, at which point, Transworld and EFCC broke off negotiations and terminated their discussions.

           On March 25, 1996, Mr. Martello telephoned Mr. Sternbach to discuss the possibility of STAR engaging in a joint venture transaction or other strategic alliance with EFCC. Mr. Martello suggested that a meeting be called and that Messrs. Sternbach, Kaufman and Heller attend to discuss a possible transaction.

           On May 1, 1996  Messrs.  Sternbach  and  Solof,  a member of the STAR board, met with Messrs. Kaufman, Martello and Heller. At this meeting the parties exchanged publicly available financial information about their respective companies (Forms 10-Ks, 10-KSBs, 10-Qs and 10-QSBs) and discussed the possible operating synergies that would exist between the two companies.

           On May 21, 1996, Mr. Sternbach met again with Messrs. Kaufman, Martello and Heller. At that meeting Mr. Sternbach described the success that STAR had in its recent acquisitions and how STAR had been able to operate those acquired companies in a more efficient manner, substantially reducing the level of selling, general and administrative expenses of the acquired company by effectively integrating their operations with those of STAR. Mr. Sternbach suggested that Messrs. Kaufman, Martello and Heller meet with William Fellerman and Gregory Turchan, the Chief Financial Officer and Chief Operating Officer, respectively, of STAR to further explore the possibility of a strategic alliance between STAR and EFCC. At this time, the parties also executed confidentiality agreements in furtherance of the proposed transaction.

           On May 23, 1996, Mr. Fellerman received from Mr. Martello detailed financial information, including revenue and expense reports by branch, concerning the business and operations of EFCC (together with the publicly available information described above, the "Evaluation Material").

           On May 29, 1996, a meeting was held at the offices of Arbor, attended by Messrs. Sternbach, Fellerman, Kaufman, Martello and Heller. At that meeting, Mr. Sternbach expressed STAR's interest in pursuing a merger or other acquisition of EFCC. Mr. Kaufman suggested that it would be mutually beneficial to STAR and EFCC if a merger could be successfully negotiated. Mr. Kaufman stated that EFCC had to grow to become profitable and create an acceptable return on investment for its shareholders. He further stated that as EFCC lacked sufficient capital to do so on its own, and also lacked substantial management experience in the Home Care industry, it made business sense for EFCC to merge with a company, such as STAR, which had greater depth of management, better automation and quality control and greater capital resources. Mr. Fellerman suggested that, since the parties believed that a strategic alliance would be mutually beneficial, that he and Mr. Heller hold separate discussions with the intention of preparing a set of pro forma financial statements and a complete analysis of the combined entity. Mr. Fellerman stated that after this analysis was prepared, STAR would be prepared to make a proposal to EFCC. Messrs. Fellerman, Sternbach and Turchan met on several occasions over the next few weeks. At those meetings they reviewed the Evaluation Materials and they concluded that the acquisition of EFCC would result in the addition of approximately $9.0 million in additional revenues to STAR which would increase STAR's cash flow, reduce its financial leverage and improve its overall financial position and results of operations. They also concluded that STAR could achieve substantial cost savings for the operations of the EFCC business through the elimination of many operations that could be carried out by STAR's existing personnel. Mr. Fellerman stated that he had concluded that approximately $1.0 million annually in selling, general and administrative expenses would be eliminated as a result of the increased efficiencies and economies of scale that were expected to result from the Merger. Messrs. Sternbach and Fellerman initially concluded that a total purchase of between $8.0 and $8.5 million, consisting solely of STAR's Common Stock, would be an appropriate purchase price for all of the outstanding stock of EFCC.

           On May 31, 1996 Messrs. Sternbach, Fellerman and Turchan held a telephone conference with Mr. Martello and other representatives of EFCC to discuss the operations of the offices of EFCC and to consider how such offices could be consolidated into the existing operations of STAR.

           On July 2, 1996 Messrs. Sternbach, Fellerman and Turchan held a telephone conference with Messrs. Martello and Heller to discuss further the pro forma financial information, prepared by STAR with the assistance of EFCC and to arrange for a mutually acceptable date at which STAR would present its proposal to acquire EFCC.

           One week later, on July 9, 1996, at a meeting held at the offices of STAR, attended by Messrs. Sternbach, Fellerman, Turchan, Kaufman, Martello and Heller, Mr. Sternbach presented STAR's proposal for the acquisition of EFCC. Mr. Sternbach advised the representatives of Arbor Management and EFCC that, after analyzing the Evaluation Materials, STAR was prepared to acquire all of the outstanding stock of EFCC for a total purchase price of $8.5 million, to be paid in STAR Common Stock. This offer was based on the assumption that $1.3 million would be injected into EFCC by Arbor exercising its option to acquire 13,000,000 newly issued shares of EFCC Common Stock. Mr. Sternbach said that the offer was conditioned on the ability of STAR to account for the transaction as a pooling of interests. Mr Sternbach also advised the representatives of Arbor Management and EFCC that a precondition to engaging in the proposed transaction was that EFCC would merge its subsidiary TPC with and into EFCC. Mr. Sternbach also said that STAR would want to have the option, at its sole discretion to purchase the stock of EFCC for cash.

           EFCC representatives stated that if the purchase price was paid in STAR Common Stock, then they required the transaction to be structured so that it qualified as a tax-free reorganization.

           On August 9, 1996 a meeting was held at the offices of Arbor Management. That meeting was attended by Messrs. Sternbach, Fellerman, Kaufman, Martello and Heller as well as the respective legal counsel of STAR and EFCC. At that meeting it was agreed that the terms of the proposed transaction would preclude the Merger from being accounted for as a pooling of interests and that instead it would be accounted for using the purchase method. Based on the fact that the transaction could not qualify as a pooling of interests, STAR revised its offer. Mr. Sternbach advised the representatives of Arbor Management and EFCC that STAR would be willing to pay a total purchase price of $8.0 million in STAR Common Stock. In addition, Mr. Sternbach said that STAR would retain the right to acquire the stock of EFCC for cash. Mr Sternbach also stated that the transaction was conditioned on EFCC entering into agreements, substantially in the form of the Consulting Agreement and Management Agreements, described elsewhere in this Joint Proxy Statement/Prospectus. Mr. Sternbach advised the representatives of EFCC that the offer was subject to approval of the Board of Directors of STAR. EFCC representatives stated that they wanted to make certain that the amount of STAR Common Stock to be received in the Merger would be subject to adjustment, based



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



on the market value of the STAR Common Stock. Mr. Heller advised Mr. Sternbach and the other representatives of STAR that, while he believed that the terms set out at the meeting would be acceptable, he would seek the approval of the Board of Directors of EFCC to continue negotiations.

           It was proposed and subsequently integrated into the Merger Agreement that the number of shares to be issued in exchange for the shares of Common Stock of EFCC would be based upon the closing price of the STAR Common Stock quoted on the Nasdaq National Market for the preceding 120 trading days ending three business days prior to the Effective Time.

           On August 12, 1996, the Board of STAR considered and discussed the proposed transaction. Messrs. Sternbach, Fellerman and Turchan explained the terms of the proposed transaction as well as the anticipated benefits to STAR. Mr. Fellerman described the expected savings and efficiencies that could be expected to occur, as well as how the transaction fit within STAR's strategic objectives of acquiring complimentary companies. Mr. Fellerman noted in particular the expected cost savings that could be expected. At the same time, EFCC's Board also gave Arbor Management permission to continue negotiating the transaction and to continue cooperating in the due diligence investigation being conducted by both companies.

           During the period from August 13, 1996 to August 23, 1996, Mr. Fellerman and other representatives of STAR conducted their due diligence review of the books, records and operations of EFCC including the Evaluation Materials. At the same time, work was commenced on preparing the necessary documentation to finalize the proposed transaction. Similarly, Mr. Heller and other EFCC representatives continued their due diligence investigation of STAR.

           Between October and November 1996, legal counsel and representatives of both parties negotiated and prepared various drafts of the Merger Agreement. On September 5, 1996, Messrs. Sternbach and Fellerman informed EFCC that it was concerned that by paying the purchase price entirely in stock, the holdings of the current owners would be diluted. Accordingly, STAR expressed a strong preference for paying a portion of the purchase price in cash. Certain of EFCC's shareholders indicated they would not approve that form of the transaction unless the stock portion of the transaction qualified as a tax free reorganization. The transaction would qualify as a tax free reoganization only if a sufficient level of continuity of interest was maintained by the target shareholders. It thus became apparent that a substantial portion of what STAR was purchasing was the cash recently contributed by Arbor in exchange for its option to purchase EFCC stock. It seemed unnecessary for STAR to pay cash to, in effect, purchase the cash held by EFCC. To do so would artificially inflate the cash portion of the purchase price, which would arguably reduce the level of continuity of interest. The Special Dividend was paid since it reduced the need for STAR to pay additional cash consideration for the cash held by EFCC.

           At the annual meeting of the Board of Directors of STAR, held on December 18, 1996, a draft of the Merger Agreement was submitted to the Board of Directors of STAR for their consideration and review. At this meeting, Mr. Fellerman discussed the anticipated advantages of acquiring EFCC. The reasons discussed by Mr. Fellerman, as well as the other members of the Board, are discussed at length under the caption "STAR's Reasons for the Merger; Recommendation of the STAR Board." At that meeting the STAR Board unanimously approved the terms of the proposed transaction

           At a special meeting of the Board of Directors of EFCC, held on December 20, 1996, the EFCC Board discussed the transaction in detail and debated the positive and negative factors with respect to the transaction. It also determined to hire Telesis Mergers and Acquisitions, Inc. to render an independent opinion on the fairness of the transaction. At this meeting, the Board debated and discussed the reasons for the Merger set forth in detail under the caption "EFCC's Reasons for the Merger -- Recommendations of the EFCC Board." On December 30, 1996, the EFCC Board met a second time. After again reviewing the terms of the transaction, as well as the Telesis fairness opinion rendered to the Board, and being advised by counsel of its responsibilities to its shareholders, the EFCC Board unanimously approved the terms of the Merger Agreement on December 30, 1996.

           On January 3, 1997 the Merger Agreement was signed.

STAR'S REASONS FOR THE MERGER; RECOMMENDATION OF THE STAR BOARD

           The STAR Board of Directors believes that the Merger will further its strategic objective of acquiring companies that provide Home Care services in the geographic regions currently serviced by STAR as well as opening new areas of expansion. Accordingly, STAR's Board of Directors has unanimously approved the Merger Agreement and unanimously recommends that the shareholders of STAR vote in favor of the Merger. The STAR Board considered the following positive factors:

                      (i) that since both STAR and EFCC are engaged in the Home Care services business, the businesses of STAR and EFCC are complementary. EFCC has four locations in New Jersey and one on Long Island, the acquisition of which will allow STAR to expand its existing regional home care business;

                      (ii) STAR's Board of Directors concurred with STAR's management's conclusion, based upon the analysis conducted by Messrs. Sternbach and Fellerman and described above in "Background of the Merger," that the Merger would result in the addition of approximately $9.0 million in additional revenues to STAR which would increase STAR's cash flow, reduce its financial leverage and improve STAR's overall financial position and results of operations;

                      (iii) that EFCC's business had grown at a rate of 20-25% over the last 8 to 9 months;

                      (iv) that, since EFCC is also engaged in the Home Care services business, the Merger fits within STAR's strategic objective of acquiring companies that provide Home Care Services in the geographic regions currently serviced by STAR. The STAR Board made special note of EFCC's operations in New Jersey, which it concluded could readily be integrated into STAR's operations;

                      (v) that, based upon Messrs. Sternbach and Fellerman's financial analysis of EFCC, STAR will be able to achieve significant cost savings and economies of scale and will be able to operate EFCC, as part of the combined entity, in a manner more efficient and more profitable than its current operations since, after the Merger, many of the redundant operations that are currently engaged in by EFCC will be eliminated and such functions will be carried out by STAR's existing organization; specifically, STAR will be able to manage EFCC's New Jersey and Long Island operations with existing STAR personnel;

                      (vi) STAR's Board of Directors concurred with STAR's management's determination, that approximately $1.0 million in selling, general and administrative expense (consisting of approximately $580,000 in back office, administrative and executive salaries, $125,000 in rent, telephone and utilities, $100,000 in professional fees, $75,000 in insurance and $120,000 in other office expense) could be eliminated as a result of the increased efficiencies that the STAR Board expected would result from the Merger;

                      (vii) that, after reviewing the Evaluation Materials and considering the financial analysis conducted by Messrs. Sternbach, Fellerman and Turchan and described above in "Background of the

Merger", the Merger would provide certain synergistic benefits from the consolidation of certain redundant corporate functions which are consistent with STAR's strategy of providing the highest quality of care at the lowest cost;

                      (viii) that the terms and conditions of the Merger Agreement, generally are fair to STAR's shareholders. The Board concluded that, based upon the increased revenues that would result from the Merger, and assuming the administrative efficiencies described in (vi) above are realized by STAR, the issuance of the STAR Common Stock would likely not result in a dilution of STAR's earnings per share;

                      (ix) that as a condition to consummating the Merger, STAR would receive an opinion from EFCC's counsel that the Merger, more likely than not, would be tax free under the Code;

                      (x) that two of the shareholders of EFCC would be securing certain contingent liabilities of EFCC with an aggregate of $250,000 be held in an Escrow Account for the benefit of STAR; and

                      (xi) that the Board of Directors of STAR would receive from the two largest shareholders of EFCC, Coss and Arbor, a five year irrevocable proxy to vote the STAR Common Stock issued in the Merger on all matters in addition to a Proxy to vote the shares of EFCC Common Stock held by such shareholders in favor of the Merger.

                      The STAR Board also considered the following negative factors:

                      (xii) that the purchase price of EFCC would be fixed based upon the average price of the STAR Common Stock for the 120 trading day period preceding the Merger and that changes in the relative share values of EFCC and STAR Common Stock could materially affect the value of the consideration to be paid by STAR for EFCC but concluded that such risk was outweighed by the possible benefits to be achieved from the Merger;

                      (xiii) that the representations and warranties set forth in the Merger Agreement would not survive the signing of the Merger Agreement and that the sole recourse of STAR would be the amount of the Escrow Account;

                      (xiv) that STAR would be entering into a consulting agreement at the time of signing the Merger Agreement and thereafter, upon approval by the New York Department of Health, a management agreement pursuant to which STAR would assume many of the management functions of EFCC and will also become subject to certain responsibilities as well as potential liability attendant thereto;

                      (xv) the fact that EFCC had operated for nine years in bankruptcy and had only emerged from bankruptcy in 1995 and that during that period EFCC had not been in compliance with its continuing reporting obligations under the Exchange Act;

                      (xvi) that STAR would be giving certain registration rights in connection with the shares to be issued in the merger; and

                      (xvii) that certain matters, described above under the heading "RISK FACTORS," would make the Merger speculative or high risk, but concluded that such risks were outweighed by the possible benefits to be achieved from the consummation of the Merger.

           After considering all of the foregoing reasons, STAR's Board of Directors concluded that a combination with EFCC, on the terms set forth in the Merger Agreement, is in the best interest of the shareholders of STAR. The STAR Board of Directors concluded that the favorable factors set forth in items (i) through (xi) outweighed the negative factors set forth in items (xii) through
(xvii). Due to the wide variety of factors considered in conjunction with the evaluation of the Merger, the STAR Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in rendering its determination. The Board of Directors of STAR did not conduct an independent financial analysis in arriving at its conclusion but relied upon the analysis conducted by Messrs. Sternbach, Fellerman and Turchan and described above in "Background of the Merger." STAR's Board of Directors did not believe that it was necessary to and did not, therefore, commission a financial advisor opinion in connection with its deliberations regarding the Merger. The Board of STAR believed that it had adequate information to analyze the merits of the Merger.

           THE BOARD OF DIRECTORS OF STAR UNANIMOUSLY HAS DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, SHAREHOLDERS OF STAR, HAS APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF STAR VOTE TO APPROVE AND ADOPT THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

EFCC'S REASONS FOR THE MERGER; RECOMMENDATION OF THE EFCC BOARD

           The EFCC Board of Directors believes that the Merger is in the best interests of its shareholders as it provides a favorable valuation of EFCC, immediate cash benefits to its shareholders and provides EFCC's shareholders with the possibility of a long term stake in the Home Health Care industry with a company that, subsequent to the Merger, will be a strong entity with greater potential for growth than EFCC alone. In considering its approval of the Merger, the EFCC Board of Directors considered the following positive factors:

                      (i) STAR's and EFCC's businesses are a good strategic fit in that the referrals to be gained by consolidation of EFCC's and STAR's offices, which currently operate in close proximity, would add a greater base of patients to the combined entity;

                      (ii) because the areas serviced by STAR and EFCC are relatively similar, administrative overhead currently existing in STAR would be sufficient, to a great extent, to absorb EFCC's operations, thus creating cost savings in the combined companies;

                      (iii) the EFCC Board considered that STAR is a growing company which is, relative to EFCC, better capitalized, with a greater depth of management and thus better poised to take advantage of the opportunities in the Home Health Care field;

                      (iv) EFCC continues to struggle with profitability. The net income of EFCC was down by $85,000 in the third quarter of the prior year and for the year ended December 31, 1996, was estimated to be down approximately $200,000 from the prior year;

                      (v) based upon the financial analysis of STAR performed by Telesis, upon consummation of the Merger, proforma earnings per share of STAR are projected to increase on a going- forward basis;

                      (vi) the consummation of the Merger would save EFCC a substantial amount that it would otherwise have to spend on hiring additional management, automation and quality control in order to remain competitive in the home health care industry;

                      (vii) cutbacks in Medicaid, intense industry competition, difficulty in finding good employees and poor economies of scale at EFCC's current size were additional reasons for finding a stronger partner with which to combine;

                      (viii) in addition, EFCC's current capitalization is inadequate to produce the kind of growth necessary for an acceptable return on investment; STAR's larger size and market position make it an easier entity to raise capital;

                      (ix) STAR's Common Stock trades more actively in the Nasdaq National Market than EFCC's stock. Therefore, additional liquidity would be afforded the EFCC shareholders by virtue of the Merger Stock that they will receive;

                      (x) other than $250,000 being put in escrow by Arbor and Coss to indemnify STAR for breaches of certain representations and warranties, no other shareholder of EFCC will be required to put any money or property in escrow;

                      (xi) the terms and conditions of the Merger Agreement generally are fair and in the best interests of EFCC's shareholders. The Board concluded that the possibility of appreciation of the STAR Common Stock, combined with the immediate cash benefit also being paid, when balanced with all of the costs and challenges EFCC would encounter by remaining independent, made the transaction fair and in the best interests of the EFCC shareholders.

                      The EFCC Board also considered the following negative factors:

                      (xii) the shareholders of EFCC would be receiving stock in an entity no longer under the control of the current Board of EFCC;

                      (xiii) the Consulting Agreement and Management Agreement are being signed in connection with the Merger Agreement, pursuant to which STAR will take over many of the operating functions of EFCC, including the transfer of certain of EFCC's staff and patients to STAR's facilities; if, for any reason, the Merger was not consummated, unwinding the transfers that had occurred would be a difficult and expensive process and may not be fully effective in returning to EFCC the status of its operations prior to the execution of the Merger Agreement;

                      (xiv) although EFCC's profitability had declined recently, its revenue growth had been favorable and the advantage of remaining independent and possibly capitalizing on this growth would be lost;


                      (xv) certain matters described above under the heading "Risk Factors" would make the Merger speculative and of high risk, but the EFCC Board concluded that such risks were outweighed by the possible benefits to be achieved upon the consummation of the Merger.

           After considering all of the foregoing reasons, EFCC's Board of Directors concluded that a combination with Star on the terms set forth in the Merger Agreement is in the best interests of the shareholders of EFCC. The EFCC Board concluded that the favorable factors set forth in items (i) through

(xi) outweigh the negative aspects set forth in items (xii) through (xv). The Board of Directors of EFCC also relied upon an independent financial analysis performed by Telesis, as discussed below.

           The foregoing discussion addresses all of the material factors considered by the EFCC Board in connection with its evaluation of the Merger. In view of the wide variety of factors, the EFCC Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the foregoing factors or determine that any factor was of particular importance. Rather, the EFCC Board viewed its position and recommendation as being based on the totality of the information presented to and considered by it.

           THE BOARD OF DIRECTORS OF EFCC HAS DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, EFCC'S SHAREHOLDERS, HAS APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT EFCC'S SHAREHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

FINANCIAL ADVISOR; FAIRNESS OPINION

           On December 20, 1996 EFCC retained Telesis Mergers & Acquisitions, Inc. ("Telesis") to assist EFCC in its consideration and evaluation of possible transactions and to render an opinion as to the fairness of the Merger to the holders of EFCC Common Stock from a financial point of view. EFCC's Board did not place limitations on the investigations to be made or the procedures to be followed by Telesis in preparing and rendering its opinion. Telesis did not recommend the form or amount of consideration to be paid in the Merger, which was determined through arm's length negotiations between EFCC and STAR.

           On December 31, 1996, Telesis delivered its written opinion that the terms of the Merger are fair to the shareholders of EFCC from a financial point of view.

           The full text of the written opinion of Telesis, which sets forth assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Appendix B. The Telesis opinion is directed to EFCC's Board and does not constitute a recommendation to any individual shareholder as to how such shareholder should vote at the EFCC Meeting. The summary of Telesis' opinion set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion attached hereto as Appendix B and incorporated herein by reference.

           Telesis relied upon and assumed without independent verification the accuracy and completeness of all publicly available financial information and all financial information furnished or otherwise communicated to it by STAR and EFCC. Telesis did not make any appraisal of the assets of such companies. Telesis does not express any opinion as to what the value of the STAR Common Stock actually will be when issued to EFCC shareholders pursuant to the Merger or the price at any time at which the STAR Common Stock will trade. Telesis' opinion does not address the underlying business decision to enter into the Merger.

           In connection with rendering its opinion, Telesis, among other things reviewed: (i) the Merger Agreement; (ii) Proxy Statements for EFCC for September 9, 1996; (iii) EFCC's Annual Report on Form 10- KSB for the fiscal year ended December 31, 1995, and its Quarterly Reports on Form 10-QSB, for the periods ended March 31, 1996, June 30, 1996 and September 30, 1996, (iv) the most recently available Annual Report to Shareholders and Annual Report on Form 10-KSB and certain interim reports to Shareholders and Quarterly Reports on Forms 10-QSB of STAR; (v) Current Reports of EFCC on Form 8-K dated (date of earliest event reported) August 21, 1996 and October 31, 1996; Form 8-K/A dated (date of earliest event reported) June 30, 1996 and July 9, 1996; (vi) amendments to the Schedule 13D filed by Ivan Kaufman dated September 11, 1996 and November 14, 1996; (vii) certain other communications from EFCC and STAR to their shareholders; and (viii) certain internal financial analyses and forecasts of EFCC and STAR prepared by their respective managements. Telesis also met with the respective management teams of STAR and EFCC to discuss their respective businesses and business prospects. Telesis assumed that all financial projections provided by STAR and EFCC were based upon assumptions reflecting the best, currently available estimates and good faith judgments of the respective managements as to the future performance of EFCC and STAR and that the respective managements of EFCC and STAR do not have any information or beliefs that would make the projections materially misleading. Telesis assumed that the operating benefits contemplated by the Merger, as reflected in the financial projections provided by EFCC and STAR, will be achieved. In addition, Telesis reviewed financial information for the pro forma combined entity of STAR and EFCC, compared historical and projected financial and operating performance of STAR and EFCC with certain other publicly held entities in the health care industry, and reviewed acquisitions and mergers of certain companies in the home health industry for which sufficient data was publicly available. Telesis determined that the EFCC shareholders' equity interests in the combined entity compared favorably with its pro forma analysis, analysis of selected publicly traded companies, analysis of selected merger and acquisition transactions and discounted cash flow analysis.

           Pro Forma Analysis. Telesis analyzed the pro forma effects of the Merger upon the earnings per share of EFCC and the combined companies. Telesis analyzed the operations and earnings of both EFCC and STAR as individual companies as well as on a combined basis assuming the merger would be consummated. The analyses were performed for the years of 1996, 1997, and 1998. It is Telesis' opinion that the merger of the companies would generate a combined incremental earnings contribution and cost savings that could not be achieved by adding together the individual results of each company should the merger not be consummated. In addition, the pro forma analysis performed by Telesis reflected certain assumptions made by Telesis and by EFCC, some of which may be beyond the control of EFCC and which may not reflect what will actually occur upon the consummation of the Merger. The pro forma analysis assumed that upon consummation of the Merger (i) EFCC would combine earnings contribution (or earnings deficit) and (ii) EFCC would be able to generate certain cost savings by combining the operations of EFCC with STAR. Such analysis did not take into account the potential impact of the timing of the implementation of such adjustments on EFCC's earnings. In general the pro forma analysis examined the ongoing impact of such adjustments on an annual basis as if the Merger had been consummated on January 1, 1996. In addition, the pro forma analysis did not factor in the potential cost of implementation of any of the adjustments referenced above.

           Giving effect to the adjustments described above, as well as the assumptions incorporated in the pro forma analysis, Telesis noted that the pro forma analysis indicated that the aggregate annual impact of the adjustments could potentially result in incremental net income to the combined companies of $1.1 million, $2.4 million and $3.0 million for the years ending December 31, 1996, 1997 and 1998, respectively. On a per share basis the annual impact of such adjustments could potentially increase earnings per share of the combined companies by $.03, $.06, and $.08 for the years ended December 31, 1996, 1997 and 1998, respectively. The pro forma analysis included certain assumptions regarding cost savings, reflecting the combination and the timing of the implementation of such cost savings which may or may not reflect the actual cost savings achieved by the combined companies upon the consummation of the Merger. Telesis noted, based upon the pro forma analysis, that the Merger could potentially have a substantial positive impact on the combined companies' earnings per share.

           Based upon the pro forma analysis, Telesis concluded that the Merger was fair, from a financial point of view, to the shareholders of EFCC.

           Comparable public company methodology. Telesis performed an analysis of selected publicly traded companies which it deemed to have businesses that were similar to that of EFCC. Telesis reviewed a group of companies that provide, among other services, home health care services, including Olsten; Apria Healthcare Group, Inc.; Interim Services, Inc.; The Care Group, Inc.; Home Health Corporation of America; Career Horizons, Inc.; Home Care Affiliates, Inc./Housecall Medical Resources, Inc.; Nurse's Housecall/Olsten Heath Services; Amserv Healthcare/Star Multi Care Services, Inc.; and Staff Builders, Inc. In its review of the companies referenced above, Telesis focused specifically upon the companies within this group that provided home nursing services, namely Olsten; Interim Services, Inc.; Career Horizons, Inc. and Staff Builders, Inc. (the "Comparable Companies"). Telesis deemed the home health care companies to incorporate business fundamentals which were similar to the Company's. For each of the Comparable Companies, Telesis examined certain publicly available financial data, including net revenue, gross margin, selling, general and administrative expenses, contribution margin, earnings before interest and taxes ("EBIT"), EBIT margin, net income, earnings per share and net income margin. Telesis examined the balance sheet items of each of the Comparable Companies and published earnings forecasts and the trading performance of the various companies' common stock. In addition, Telesis calculated the ratio of the market price (as of November 29, 1996) of the stock to the projected earnings per share for calendar year 1996 of each Comparable Company and the ratio of the enterprise value (the total market value of the common stock outstanding plus EFCC's total debt at par less cash and cash equivalents) to the latest twelve months' ("LTM") net revenue and to the LTM EBIT of each Comparable Company.
Telesis noted that the harmonic mean of the ratio of the stock price to projected earnings per share of the Comparable Companies was 15.2x and the range of ratios was from 13.8x to 17.2. The harmonic mean of the ratios of the enterprise value to LTM net revenue of the Comparable Companies was 0.42x and the range of ratios was from 0.30x to 0.56x. The harmonic mean to the ratios of the enterprise value to LTM EBIT of the Comparable Companies was 10.8x and the range of ratios was from 9.9x to 11.4x.

           The ratios referenced above were used by Telesis to impute a range of values for EFCC. Based upon the harmonic mean and the range of ratios of the stock price to projected earnings per share for calendar year 1996 of the Comparable Companies, the imputed value of EFCC was $3.4 million, and the imputed range of values of EFCC was $3.1 million to $3.8 million. Based upon the harmonic mean and the range of ratios of the enterprise value to LTM net revenue of the Comparable Companies, the imputed value of EFCC was $3.7 million, and the imputed range of values of EFCC was $2.6 million to $4.8 million. Based upon the ratios of the enterprise value to LTM EBIT of the Comparable Companies, the imputed values of EFCC were $4.8 million to $5.5 million.

           Comparable acquisition transaction methodology. Telesis performed an analysis of selected precedent merger and acquisition transactions in the home healthcare industry including (target company/acquiring company): In Home Health Inc.,/Manor Care, Inc.; Apria Healthcare Group, Inc.; Home Health Corporation of America; The Care Group, Inc.; Home Care Affiliates, Inc./Housecall Medical Resources, Inc.; Nurse's Housecall/Olsten Health Services; Amserv Healthcare/Star Multi Care Services, Inc.; Caremark International Inc.'s home health care business/Coram Healthcare Corporation, Inc.; Home Nutritional
Services, Inc./W.R. Grace & Co., Inc.; Curaflex Health Services, Inc., HealthInfusion, Inc. and Medysis, Inc./T(2) Medical, Inc.; Critical Care America, Inc./Caremark International Inc.; Lifetime Corporation/Olsten; Clinical Homecare, Ltd./Curaflex Health Services, Inc.; Total Home Care, Inc./Curaflex Health Services, Inc.; Critical Care America, Inc./Medical Care International, Inc.; TeamCare, Inc./Critical Care America, Inc.; Care Plus, Inc./New England Critical Care, Inc.; Upjohn Healthcare Services, Inc./Olsten; Mentor Clinical Care, Inc./Lifetime Corporation; Quality Care, Inc./Lifetime Corporation. In its review of the transactions referenced above, Telesis focused specifically upon the following transactions within this group (the "Precedent Transactions"): In Home Health, Inc./Manor Care, Inc.; Caremark International Inc.'s home health care business/Coram Healthcare Group, Inc.; Critical Care America. (a subsidiary of Medical



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



Care International, Inc.)/Caremark International Inc.; and Lifetime Corporation/Olsten Corporation. For each of the target companies involved in the Precedent Transactions, Telesis examined certain publicly available financial data, including net revenue, gross margin, selling, general and administrative expenses, contribution margin, EBIT, EBIT margin, net income, earnings per share and net income margin. Telesis examined the balance sheet items of each of the target companies involved in the Precedent Transactions and published earnings forecasts and the trading performance of the various target companies' common stock. In addition, Telesis calculated the ratio of the purchase price of the target company in relation to the target company's LTM and projected net income (for the next calendar year) and the ratio of the transaction value (the total purchase price of the equity plus the target company's total debt at par less cash and cash equivalents) of each target company to its LTM net revenue and LTM EBIT. Telesis noted that the harmonic mean of the ratios of the purchase price of the equity to LTM net income of the target companies in the Precedent Transactions was 20.0x and that the range of ratios was from 12.7x to 46.1x. The harmonic mean of the ratios of the purchase price of the equity to projected net income of the target companies in the Precedent Transactions was 0.56x and the range of ratios was from 0.47x to 0.75x. The harmonic mean of the transaction value to LTM EBIT of the target companies in the Precedent Transactions was 11.8x and the range of ratios was from 5.6x to 41.6x.

           The ratios referenced above were used by Telesis to impute a range of values for EFCC. Based upon the ratios of the purchase price to LTM net income of the target companies in Precedent Transactions, the imputed range of value of EFCC was $2.8 million to $10.2 million. Based upon the harmonic mean and the range of ratios of the purchase price to projected earnings per share of the target companies in the Precedent Transactions, the imputed value of EFCC was $4.1 million and the imputed range of values for EFCC was $3.4 million to $5.4 million. Based upon the harmonic mean and the range of ratios of the transaction value LTM net revenue of the target companies in the Precedent Transactions, the imputed value of EFCC was $5.7 million and the imputed range of values of EFCC was $2.0 million to $6.7 million.

           Going concern value of EFCC - Discounted cash flow analysis. Telesis performed a discounted cash flow analysis of EFCC using projected financial results for EFCC prepared internally by the management of EFCC, which financial results reflected certain assumptions made by the management of EFCC regarding EFCC's projected results and certain cost savings which could be achieved by combining operations. The analysis included certain assumptions including a range of price-to-earnings ratios in the terminal year of the projection period of 16.0x to 20.0x and a range of discount rates of 15% to 20%. Based upon the discounted cash flow analysis, the imputed range of values of EFCC was $2.2 million to $5.2 million.

           Valuation of Consideration to be Received for EFCC. In assessing the value of the consideration to be received by EFCC in the Merger, Telesis concluded that an appropriate range of values for EFCC was $2.4 million to $5.4 million.

           Valuation of EFCC. Telesis noted that EFCC reported an operating loss for its latest historical period and was not projected to earn a material level of earnings in the current fiscal period. Telesis reviewed the historical and projected operating results of EFCC including the contributing factors that would affect these results such as business mix, reimbursement sources, diversification of referral sources, strength of management, future opportunity for business growth, and the operating and regulatory environments in which EFCC provides services. These factors were then analyzed against the industry standards and operating and financial profiles of Comparable Companies. Given Telesis' work in the home health care industry as a financial advisor for more than 17 years, along with detailed knowledge of the issues affecting valuation and performance in the industry and based upon analysis set forth in this Joint Proxy Statement/Prospectus, Telesis concluded that based on the operating and future results of EFCC that the imputed range of valuations for EFCC based on the ratio of the enterprise and transaction value LTM net revenue was too high. Telesis concluded that the appropriate range of values of EFCC was $2.4 million to $5.4 million. Telesis noted further that the imputed range of values of the consideration to be received by EFCC in the Merger for EFCC, approximately $7.25 million to $8.0 million, was greater than the range of values of EFCC. Telesis concluded that the Merger was fair, from a financial point of view, to the shareholders of EFCC.

           The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying Telesis' opinion. In arriving at its opinion, Telesis considered the results of such analyses but did not ascribe particular weight to any one analysis. The analyses were prepared solely for the purposes of providing its opinion as to the fairness of the Merger, from a financial point of view, to the shareholders of EFCC and do not purport to be appraisals or necessarily reflect the price at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, Telesis did not, in arriving at its fairness opinion, evaluate alternatives to the Merger. The foregoing summary does not purport to be a complete description of the analyses performed by Telesis.

           The Board of Directors of EFCC retained Telesis to act as its financial advisor based upon its qualifications, experience and expertise. Telesis, as part of its investment banking business, is engaged in the valuation of businesses and securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes.

           Pursuant to a letter agreement, dated December 20, 1996, EFCC agreed to pay Telesis a fee of $20,000 upon the rendering of its fairness opinion relating to the Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

           As indicated, the following sets forth the opinion of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. as to the material federal income tax consequences of the Merger to United States holders of EFCC Common Stock who hold their shares as capital assets. The discussion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice in effect as of the date of this Joint Proxy Statement/Prospectus. It does not address all aspects of federal income taxation that may be relevant to particular EFCC shareholders in light of their personal investment circumstances, or to certain types of shareholders subject to special treatment under the federal income tax laws, including, without limitation, insurance companies, tax-exempt organizations, financial institutions or broker-dealers, foreign persons, and shareholders who acquired EFCC Common Stock as compensation. This discussion also does not address the state, local or foreign tax consequences of the Merger. There can be no assurance that the Internal Revenue Service will not take a contrary view to those expressed herein. No rulings have been or will be requested from the Internal Revenue Service with respect to the tax consequences of the Merger. Moreover, legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein.

           HOLDERS OF SHARES OF EFCC COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND OF ANY CHANGES IN APPLICABLE TAX LAWS.


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



           Assuming the Merger is consummated at the Effective Time pursuant to the terms of the Merger Agreement, Meltzer, Lippe, Goldstein, Wolf and
Schlissel, P.C. is of the opinion that, more likely than not: (i) the shareholders of EFCC should be deemed to have received and retained a sufficient amount of stock in STAR to satisfy the continuity of interest requirement, and assuming that EFCC is merged into Merger Sub pursuant to New York State law, the Merger will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code; (ii) STAR, Merger Sub and EFCC will each be a party to the reorganization within the meaning of Section 368(b) of the Code; (iii) no gain or loss will be recognized by EFCC shareholders as a result of the exchange of EFCC Common Stock solely for STAR Common Stock pursuant to the Merger, except that gain, if any, (but not loss) will be recognized on the receipt of cash, other than cash received in lieu of fractional shares, and gain or loss, if any, will be recognized in connection with the receipt of cash in lieu of fractional shares; (iv) any gain or loss recognized upon such exchange will be capital gain or loss provided the share would constitute a capital asset in the hands of the exchanging shareholder; (v) each shareholder of EFCC who elects to dissent from the Merger and receive cash in exchange for his shares of EFCC Common Stock will be treated as receiving such payment in complete redemption of his shares of EFCC, provided such shareholder does not actually or constructively own any EFCC Common Stock after the Merger; (vi) the tax basis of the STAR Common Stock received by EFCC shareholders will be the same as the basis of the EFCC Common Stock surrendered in exchange therefor, decreased by the amount of basis allocated to the fractional shares that are hypothetically received by the shareholder and redeemed for cash, and decreased by any money received in the exchange (other than cash received in lieu of fractional shares) and increased by any gain recognized on the exchange; (vii) the holding period of the STAR Common Stock received by the EFCC shareholders will include the period during which the EFCC Common Stock surrendered was held, provided that the EFCC Common Stock is held as a capital asset in the hands of the EFCC shareholders at the Effective Time;
(viii) no gain or loss will be recognized by EFCC on the transfer of all of its assets to Merger Sub pursuant to the Merger Agreement; (ix) no gain or loss will be recognized by STAR or Merger Sub pursuant to the Merger; (x) the tax basis of EFCC's assets in the hands of Merger Sub will be the same as the basis of those assets in the hands of EFCC immediately prior to the Merger; and (xi) the holding period of the assets of EFCC in the hands of Merger Sub will include the period during which such assets were held by EFCC.

           Meltzer, Lippe's opinion is based on the accuracy of certain representations that it will receive from STAR, EFCC and Coss at the Effective Time, including the following: (i) the Merger will be consummated in accordance with the Merger Agreement; (ii) to the best of the knowledge of the management of EFCC, Coss acquired its EFCC Common Stock before the formulation of any plan in connection with the Merger and not in contemplation of Merger Sub's subsequent acquisition of the outstanding capital stock of EFCC; (iii) as of the Effective Time, Coss does not have a binding commitment or preconceived plan or arrangement for disposing of any of its STAR Common Stock received in the Merger; and (iv) as of the Effective Time, to the best of the knowledge of the management of EFCC, none of the shareholders of EFCC have a binding commitment or preconceived plan or arrangement for disposing of any of their STAR Common Stock received in the Merger. An opinion represents only counsel's best judgment as to the likely outcome of an issue if properly presented to a court and is not binding on the Internal Revenue Service or the courts and, therefore, the delivery of the Tax Opinion cannot assure that the Internal Revenue Service or the courts will treat the Merger as a reorganization within the meaning of
Section 368(a) of the Code.

           If the Merger were not to constitute a reorganization under Section 368(a) of the Code, each holder of EFCC Common Stock would recognize gain or loss equal to the difference between the fair market value of the STAR Common Stock received and cash received in lieu of fractional shares and such holder's basis in the shares of EFCC exchanged therefor. Such gain or loss would be long-term capital gain or loss, provided such shares had been held for more than one year. In addition, EFCC would realize gain in the amount of the difference between the adjusted tax basis of the property of EFCC transferred to the Merger Sub pursuant to the Merger and the fair market value of the STAR Common Stock received in exchange therefor. In addition, the Merger Sub would realize gain in the amount of the difference between the adjusted tax basis of the STAR Common Stock transferred to the shareholders of EFCC pursuant to the Merger and the fair market value of the property of EFCC received in exchange therefor.


INTERESTS OF CERTAIN PERSONS IN THE MERGER

           In considering the recommendations of the Board of Directors of STAR and the Board of Directors of EFCC with respect to the Merger Agreement and the transactions contemplated thereby, shareholders of STAR and EFCC should be aware that certain members of EFCC's management and EFCC's Board have interests in the Merger that are in addition to the interests of shareholders of STAR and EFCC generally. The Boards of Directors of STAR and EFCC were aware of these interests and considered them, among other factors, in approving the Merger Agreement and the transactions contemplated thereby.

           Following the Merger, the persons who are directors of Merger Sub immediately prior to the Effective Time will continue to serve as directors of Merger Sub. The Merger Agreement also provides that after the Merger is effected, Mr. Ivan Kaufman, who controls Arbor Home Health Care Holdings, LLC ("Arbor"), which in turn owns approximately 40% of the outstanding Common Stock of EFCC and controls the vote of approximately 80% of such EFCC Common Stock, will be appointed to the Board of Directors of STAR. EFCC does not anticipate that any officers or directors of EFCC, other than Mr. Kaufman, would become officers or directors of STAR or the surviving entity.

           Under the terms of the Merger Agreement, STAR has agreed to insure and guaranty that any provision with respect to indemnification by EFCC and its subsidiaries existing in favor of any present or former director, officer, employee or agent of EFCC or an EFCC subsidiary, set forth in the Certificate of Incorporation or by-laws of EFCC and its subsidiaries or pursuant to any other agreements (including insurance policies), will survive the Merger, will not be amended, repealed or modified in any manner that would adversely affect an indemnified party, and will continue in full force and effect for a period of at least six years from the Effective Time. STAR has agreed to maintain or retain the same level of insurance coverage as currently maintained by EFCC only (i) if it is available for an annual premium not in excess of 125% of the last annual premium paid by EFCC or the EFCC subsidiaries prior to the date of the Merger Agreement, and (ii) for six years after the Effective Time. If such insurance were not available for 125% or less of the amount of the last annual premium paid by EFCC or its subsidiaries prior to the date of the Merger Agreement, STAR will be obligated to purchase as much coverage as possible for an amount not to exceed 125% of the last premium paid EFCC or its subsidiaries.

DISSENTERS' RIGHTS OF APPRAISAL

           Section 910 of the BCL ("Section 910") provides that any holder of EFCC Common Stock as of the Record Date who has not voted in favor of the Merger Agreement shall have the right, as an alternative to receiving the Merger Consideration in the Merger, to receive payment of the fair value of his shares and certain other rights and benefits, subject to complying with Section 623 of the BCL ("Section 623"). Pursuant to the terms of the Merger Agreement, STAR is not obligated to consummate the Merger if more than 5% of the outstanding shares of EFCC Common Stock, after giving effect to the TPC Merger, have properly demanded appraisal rights. A person having a beneficial interest in shares of EFCC Common Stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever



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



appraisal rights such beneficial owner may have. See "APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS."

REGULATORY APPROVALS

           STAR and EFCC are not aware of any license or regulatory permit which is material to the business of STAR or EFCC and which is likely to be adversely affected by consummation of the Merger or any approval or other action by any state, federal or foreign government or governmental agency (other than routine re-licensing procedures) that would be required prior to the Merger.

ACCOUNTING TREATMENT

           The Merger will be accounted for by STAR under the "purchase method" of accounting in accordance with generally accepted accounting principles. Accordingly, the aggregate consideration paid by STAR in connection with the Merger will be allocated to EFCC's assets based upon their fair values, and the results of operations of EFCC will be included in the results of operations of STAR only for periods subsequent to the Effective Date of the Merger.

RESALE RESTRICTIONS

           All shares of STAR Common Stock received by EFCC shareholders in the Merger will be freely transferable, except that shares of STAR Common Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of STAR or EFCC prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of STAR or as otherwise permitted under the Securities
Act). Persons who may be deemed to be affiliates of STAR or EFCC generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party. The Merger
Agreement requires EFCC to use all reasonable efforts to cause each of its affiliates to execute a written agreement to the effect that such person will not offer to sell, transfer or otherwise dispose of any of his or her shares of STAR Common Stock except pursuant to an effective registration statement or in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act. STAR has granted Coss and Arbor certain registration rights because of their "affiliate" status, pursuant to the EFCC Shareholders Agreement.

CONSULTING AGREEMENT

           On January 3, 1997, STAR and EFCC entered into a consulting agreement (the "Consulting Agreement") pursuant to which STAR agreed that, upon EFCC's request it will render to EFCC, by and through such of its officers, employees and agents as STAR, in its sole discretion, designates from time to time, consulting services with respect to the management and operation of EFCC. The consulting services to be rendered by STAR under the Consulting Agreement consist of those consulting services relating to the management and operation of EFCC's healthcare business reasonably requested by EFCC. EFCC and STAR have agreed that STAR's role is that of a consultant and advisor to, and not that of a manager of, EFCC. Under the Consulting Agreement, STAR has no duty or responsibility to manage the affairs of EFCC which duty and responsibility remains at all times with the Board of Directors and management of EFCC.

           For the consulting services to be rendered by STAR, EFCC has agreed to pay STAR fees in the amount of Twenty-five Thousand Dollars ($25,000) per month, payable (a) $15,000 in arrears on the last day of each month, pro rated for any partial month, and (b) the remaining $10,000 on the earlier to occur of the Effective Time or the termination of the Merger Agreement.

           The Consulting Agreement will terminate on the earlier of (i) the date on which the Merger Agreement shall have been terminated pursuant to the terms thereof other than by reason of the default of EFCC thereunder, (ii) the Effective Date of the Management Agreement (as defined in the Merger Agreement, discussed below) or (iii) the Effective Time provided, that STAR has the right to terminate its obligation to render services under the Consulting Agreement at any time upon forty-five (45) days prior notice to EFCC.

MANAGEMENT AGREEMENT

           On January 3, 1997, STAR and EFCC also entered into a management agreement (the "Management Agreement") pursuant to which STAR agreed to act as manager of EFCC. The Management Agreement is subject to approval of the Commissioner of the New York State Department of Health (the "Commissioner"). Pursuant to the Management Agreement STAR will have the authority and responsibility to conduct, supervise and effectively manage the day-to-day operation of EFCC. In the absence of oral or written direction or written policies of the Board of Directors of EFCC, STAR will be expected to exercise the reasonable judgment of a management company in its management activities. STAR will specifically have responsibility and commensurate authority, subject among other things to the direction of the Board of EFCC to act on its behalf for the following activities: (i) the establishment, maintenance, revision and administration of the overall charge structure of EFCC pursuant to pertinent regulations, including, but not limited to, patient charges, charges for ancillary services, charges for supplies and special services; (ii) (A) the hiring, discharge, supervision and management of all employees of EFCC, including the determination, from time to time, of the numbers and qualifications of employees needed in the various departments and services of EFCC, (B) the establishment, revision and administration of wage scales, rates of compensation, employee benefits, rates and conditions of employment, in-service training, attendance at seminars or conferences, staffing schedules, and job and position descriptions with respect to all employees of EFCC; (iii) the issuance of bills for services and materials furnished by EFCC, and the collection of accounts and monies owed to EFCC, including the responsibility to enforce the rights of EFCC as creditor under any contract or in connection with the rendering of any service; (iv) the payment of payroll, trade accounts, amounts due on short and long-term indebtedness, taxes and all other obligations of EFCC; provided, however, that the responsibility will be limited to the exercise of reasonable diligence and care to apply the funds collected in the operation of EFCC to its obligations in a timely and prudent manner, and STAR will not become personally liable or act in a guarantor capacity with respect to any obligation of EFCC; (v) the establishment and administration of accounting procedures and controls, in accordance with generally accepted accounting principles and the establishment and administration of systems for the development, preparation and safekeeping of records and books of account relating to the business and financial affairs of EFCC; (vi) the maintenance of accounts in such banks, savings and loan associations, and other financial institutions as the Board of EFCC may, from time to time, select (including certificates of deposit) with such balances therein (which may be interest bearing or non-interest bearing) as STAR shall, from time to time, deem appropriate, taking into account the operating needs of EFCC and the disbursements from such accounts of such amounts of EFCC's funds as STAR shall, from time to time, determine is appropriate in the discharge of its responsibilities under the Management Agreement; provided, however, that STAR will not, in any case, have any obligation to supply, out of its own funds, working capital for EFCC; (vii) the management of all purchases and leases of real property, equipment, supplies and all materials and services which STAR deems to be necessary in the operation of EFCC; (viii) the evaluation of all quality control aspects of EFCC operation, and the implementation, with approval of the Board of EFCC, of quality control programs designed to meet standards imposed by appropriate certifying agencies and to bring about a high standard of health care in accordance with Board of EFCC policies and resources available to EFCC.

           Under the Management Agreement, STAR will be empowered to negotiate, enter into, terminate and administer on behalf of EFCC contracts for services by medical, paramedical and other persons and organizations.

           Notwithstanding any other provision of the Management Agreement, the Board of EFCC retains and STAR is prohibited from exercising: (i) direct independent authority to hire or fire STAR or a qualified agency administrator of EFCC; (ii) independent control of EFCC's books and records; (iii) authority over the disposition of assets and the authority to incur on behalf of EFCC liabilities not normally associated with the day-to-day operation of EFCC; and
(iv) authority for the independent adoption and enforcement of policies affecting the delivery of health care services.

           The Management Agreement will become effective upon the date it is approved by the Commissioner (the "Effective Date"). The Management Agreement may be terminated by the Commissioner, without financial penalty to the Board, not more than sixty (60) days after notification to the parties of a determination that the management of EFCC is so deficient that the health and safety of patients would be threatened by continuation of the Management Agreement. The Management Agreement can be terminated by EFCC without cause on 60 days' notice and with cause on 14 days' notice. Unless sooner terminated in accordance with the terms of the Management Agreement, or extended or renewed by mutual agreement of the parties thereto, the Management Agreement will remain in effect until the Effective Time or December 31, 1998, whichever is sooner.

           Both the Consulting Agreement and Management Agreement were entered into because the Boards of EFCC and TPC believed that STAR could more cost-effectively perform certain functions called for by these agreements. If the STAR Merger is not consummated, transferring these functions back to EFCC and TPC could be costly and time consuming and may adversely effect EFCC. See "RISK FACTORS - Possible Adverse Impact if STAR Merger is not Consummated."

                              THE MERGER AGREEMENT

           THE DETAILED TERMS AND CONDITIONS TO THE MERGER ARE CONTAINED IN THE MERGER AGREEMENT, WHICH IS INCLUDED IN FULL AS APPENDIX A TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND INCORPORATED HEREIN BY REFERENCE. THE FOLLOWING SUMMARY OF THE MATERIAL TERMS OF THE MERGER AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY, AND MADE SUBJECT TO, THE MORE COMPLETE INFORMATION SET FORTH IN THE MERGER AGREEMENT.

THE MERGER

           Subject to the terms and conditions of the Merger Agreement, at the Effective Time, EFCC will be merged with and into Merger Sub and thereupon the separate existence of EFCC will cease and Merger Sub will continue to exist.

EFFECTIVE TIME OF THE MERGER

           Upon the satisfaction or waiver of all conditions to the Merger, and provided that the Merger Agreement has not been terminated or abandoned, STAR and EFCC will cause the Certificate of Merger to be filed with the Department of State of the State of New York. The Merger will become effective upon the filing of the Certificate of Merger or at such later time as STAR and EFCC have agreed upon and designated in such filing as the "Effective Time."

CONVERSION OF SECURITIES

           At the Effective Time: (i) each share of the common stock, $.01 par value, of Merger Sub (the "Merger Sub Common Stock") which is issued and outstanding immediately prior to the Effective Time will continue to be outstanding; and (ii) each share of the EFCC Common Stock, which is issued and outstanding immediately prior to the Effective Time, except those held by EFCC shareholders who validly and properly demand and perfect dissenters' rights under the BCL, will be converted into the right to receive the following consideration (the "Merger Consideration"): (a) the Cash Consideration (as defined below), without interest; and (b) the number (the "Conversion Number") of duly authorized, validly issued, full paid and non-assessable shares of STAR Common Stock as calculated below. All shares of EFCC Common Stock, and each holder of a certificate representing such shares of EFCC Common Stock, will cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be issued or paid in consideration therefor.

           "Cash Consideration" is defined in the Merger Agreement to mean the amount equal to: (a) $2,400,000 divided by (b) the EFCC Share Number. "EFCC Share Number" is defined in the Merger Agreement to mean the number of shares of EFCC Common Stock issued and outstanding immediately prior to the Effective Time increased by that number of additional shares of EFCC Common Stock that would have been issued and outstanding immediately prior to the Effective Time assuming that no shareholders of TPC validly and properly demanded and perfected dissenters' rights in the TPC Merger, which EFCC Share Number shall not be less then 37,600,000. Conversion Number is defined in the Merger Agreement to mean the amount equal to: (a) such number of shares of STAR Common Stock (the "STAR Share Number") as has an aggregate Market Price on the third business day prior to the Effective Time equal to $4,850,000; divided by (b) the EFCC Share Number. As used in the Merger Agreement, the "Market Price" of each share of STAR Common Stock on any day means the average of the closing sale prices of a share of STAR Common Stock as reported on the NASDAQ National Market during the one hundred and twenty (120) trading days immediately preceding the date of the determination, calculated by adding all such one hundred and twenty (120) closing sale prices and dividing the sum by one hundred and twenty (120).

           The Merger Agreement also provides that, prior to the mailing of this Joint Proxy Statement/Prospectus, STAR, at its option, could elect to pay in lieu of the Merger Consideration (defined above) an amount in cash equal to $7,250,000 divided by the EFCC Share Number (defined above).

           Based upon the assumption that (i) 1,077,778 shares will be issued to shareholders of EFCC in the Merger; (ii) the average trading price of shares of STAR Common Stock is $4.50, for the 120 trading days ending three business days prior to the Effective Time; and (iii) 4,193,560 shares of STAR Common Stock are outstanding as of May 31, 1997, EFCC's shareholders will hold approximately 20.44% of the issued and outstanding shares of STAR Common Stock, without giving effect to the exercise of any options or warrants. After giving effect to currently exercisable options and/or warrants (as of May 31, 1997 numbering 640,430) the shareholders of EFCC would hold approximately 18.23% of such shares.

DISSENTERS' RIGHTS

           Shares of EFCC Common Stock that have not been voted for the adoption of the Merger and with respect to which dissenters' rights shall have been validly and properly demanded and perfected in accordance with the BCL ("Dissenting Shares") will not be converted into the right to receive the Merger Consideration on or after the Effective Time unless and until the holder of such shares withdraws his demand for such appraisal in accordance with applicable law or becomes ineligible for such appraisal, at which time such shares shall be converted into and represent the right to receive the Merger Consideration, without interest. See "APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS."

EXCHANGE OF CERTIFICATES

           As of the Effective Time, STAR will deposit, or cause to be deposited, with Continental Stock Transfer and Trust Company, or such other mutually acceptable bank or trust company (the "Exchange Agent"), for the benefit of holders of shares of EFCC Common Stock, for exchange in accordance with the Merger Agreement: (i) certificates representing the STAR Share Number of shares of STAR Common Stock; (ii) the estimated amount of cash to be paid in lieu of fractional shares; and (iii) all funds necessary to pay the Cash Consideration for shares of EFCC Common Stock converted by reason of the Merger other than with respect to Dissenting Shares (together, all such certificates and cash being hereinafter referred to as the "Exchange Fund"). The Exchange Agent will deliver, pursuant to irrevocable instructions, the Cash Consideration, the shares of STAR Common Stock to be issued pursuant to the Merger Agreement and the cash to be issued in lieu of fractional shares out of the Exchange Fund.

           As soon as  reasonably  practicable  after the  Effective  Time,  the
Exchange  Agent  will  mail  to  each  holder  of  record  of a  certificate  or certificates which immediately prior to the Effective Time represented outstanding shares of EFCC Common Stock (the "Certificates") whose shares were converted into the right to receive the Merger Consideration (i) a letter of transmittal and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Cash Consideration and certificates representing shares of STAR Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, or to such other agent or agents as may be appointed by STAR, together with such letter of transmittal, duly executed, and such other documents as may be reasonably required by the Exchange Agent, the holder of such Certificate will be entitled to receive in exchange therefor the Merger Consideration which such holder has the right to receive.

EFCC SHAREHOLDERS ARE REQUESTED NOT TO SURRENDER THEIR CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A NOTICE AND TRANSMITTAL FORM FROM THE EXCHANGE AGENT.

           No dividends or other distributions with respect to STAR Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Certificate with respect to the shares of STAR Common Stock represented thereby and no cash payment (including, without limitation, cash payment in lieu of fractional shares) will be paid to any such holder until the surrender of such Certificate in accordance with the terms of the Merger Agreement. Subject to the effect of applicable laws, following surrender of any such Certificate, there will be paid to the holder of the Certificates representing whole shares of STAR Common Stock issued in exchange therefor, without interest: (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of STAR Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of STAR Common Stock.

           All shares of STAR Common Stock issued, together with the Cash Consideration paid, upon the surrender for exchange of Certificates in accordance with the terms of the Merger Agreement (including any cash paid in lieu of fractional shares) will be deemed to have been issued (and/or paid) in full satisfaction of all rights pertaining to such shares of EFCC Common Stock.

           No certificates or scrip representing fractional shares of STAR Common Stock will be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of STAR. Notwithstanding any other provision of the Merger Agreement, each holder of shares of EFCC Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of STAR Common Stock (after taking into account all Certificates delivered by such holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of STAR Common Stock multiplied by the Market Price of a share of STAR Common Stock on the Effective Date.

REPRESENTATIONS AND WARRANTIES

           STAR has made certain representations regarding the following matters: (i) corporate organization; (ii) capital stock; (iii) options or other rights; (iv) authority relative to the Merger Agreement and other agreements;
(v) STAR Common Stock; (vi) absence of violations; (vii) financial statements and reports; (viii) absence of certain changes or events; (ix) completeness of representations; (x) absence of defaults; and (xi) the use of brokers. EFCC has made certain representations regarding the following matters: (i) corporate organization; (ii) capital stock; (iii) options and other rights; (iv) authority relative to the Merger Agreement and other agreements; (v) absence of violations; (vi) compliance with laws; (vii) litigation; (viii) financial statements and reports; (ix) absence of certain changes or events; (x) employee benefit plans and employment matters; (xi) labor matters; (xii) insurance;
(xiii) environmental  matters;  (xiv) tax matters;  (xv) intellectual  property;
(xvi) related party transactions; (xvii) absence of undisclosed material liabilities; (xviii) absence of defaults; (xix) title to properties; encumbrances; (xx) contracts; (xxi) Medicare/Medicaid participation; (xxii) rate tables and reimbursement; (xxiii) relationships; (xxiv) employees; (xxv) questionable payments; (xxvi) completeness of representations; (xxvii) the use of brokers; and (xxviii) minimum net worth.

COVENANTS; CONDUCT OF BUSINESS PRIOR TO EFFECTIVE TIME

           EFCC has agreed that prior to the Effective Time, except as (i) otherwise expressly consented to or approved by STAR, (ii) expressly advised by STAR pursuant to the Consulting Agreement, (iii) expressly directed by STAR pursuant to the Management Agreement or (iv) required in order to consummate the transactions contemplated by the Merger Agreement: (a) EFCC and its subsidiaries will conduct their respective businesses in the ordinary course and consistent in all material respects with past practice and will use all reasonable efforts to preserve substantially intact their respective business organizations, to keep available the services of their present officers, employees and consultants and to preserve their present relationships with customers, suppliers, payors and other persons with whom they have a significant business relationship; (b) neither EFCC nor any subsidiary will (i) amend its charter or bylaws, (ii) other than as contemplated by the Merger Agreement, declare, set aside or pay any dividend or other distribution or payment in cash, securities or property in respect of shares of the EFCC Common Stock, (iii) make any direct or indirect redemption, retirement, purchase or other acquisition of any of its capital stock or (iv) split, combine or reclassify its outstanding shares of capital stock; (c) neither EFCC nor any subsidiary will, directly or indirectly, (i) issue, grant, sell or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights or securities of any kind to acquire any shares of, the capital stock of EFCC or such subsidiary except that EFCC may issue shares of EFCC Common Stock upon the exercise of stock options outstanding on the date of the Merger Agreement, (ii) other than in the ordinary course of business and consistent with past practice, incur any material indebtedness for borrowed money, (iii) waive, release, grant or transfer any rights of material value,
(iv) except as permitted by the Merger Agreement, merge or consolidate with any person or adopt a plan of liquidation or dissolution, (v) acquire, propose to acquire or enter into an agreement to acquire any assets, stock or other interests of a third party, (vi) transfer, lease, license, sell or dispose of a material portion of assets or any material assets, (vii) permit any material revaluation of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable), (viii) change any accounting principles or methods except insofar as may be required by changes in generally accepted accounting principles or (ix) mortgage or pledge any of their assets or properties or subject any of their assets or properties to any material liens, charges, encumbrances, imperfections of title, security interests, options or rights or claims of others with respect thereto; (d) neither EFCC nor any subsidiary will, directly or indirectly, (i) increase the cash compensation payable or to become payable by it to any of its employees, officers, consultants or directors; provided that EFCC or any subsidiary may increase the cash compensation payable to non-officer employees to the extent consistent with past practice and in no event to a rate of total annual compensation for any individual that would increase such individual's rate of total annual compensation by more than five percent (5%) over such individual's current such rate, (ii) enter into, adopt or amend any stock option, stock purchase, profit sharing, pension, retirement, deferred compensation, restricted stock or severance plan, agreement or arrangement for the benefit of employees, officers, directors or consultants of EFCC or any subsidiary, (iii) enter into or amend any employment or consulting agreement, or (iv) make any loan or advance to, or enter into any written contract, lease or commitment with, any officer, employee, consultant or director of EFCC or any subsidiary; (e) neither EFCC nor any subsidiary will, directly or indirectly, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, corporation or other entity, or make any loans or advances to any individual, corporation or other entity except in the ordinary course of business and consistent with past practices; and (f) neither EFCC nor any subsidiary will authorize or enter into any agreement to do any of the things described in (a) through (e) above.

NEGOTIATIONS WITH OTHERS

           The Merger Agreement provides that, prior to the Effective Time, unless otherwise permitted by the Merger Agreement, EFCC will not and will cause each of its officers, directors, employees, agents, legal and financial advisors and affiliates not to, directly or indirectly, make, solicit, encourage, initiate or enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or a substantial part of EFCC's business and properties or a substantial amount of EFCC's equity securities or debt securities whether by purchase, merger, purchase of assets, tender offer, exchange offer, business combination or otherwise (any such proposal or offer being hereinafter referred to as a "Third Party Transaction"). EFCC and its subsidiaries have also agreed that, prior to the Effective Time, they will not, and will cause each of their officers, directors, legal and financial advisors, agents and affiliates not to, directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, a Third Party Transaction with or involving any other person unless EFCC shall have received an unsolicited written offer to effect a Third Party Transaction and the Board of Directors of EFCC determines in good faith upon the written opinion of its outside legal counsel addressed to STAR and EFCC that, in the exercise of the fiduciary obligations of the Board of Directors under applicable law, such information is required to be provided to or such discussions or negotiations are required to be undertaken with the person submitting such Third Party Transaction. EFCC has agreed that prior to the Effective Time, EFCC will promptly communicate to STAR the terms of any Third Party Transaction which it may receive and will keep STAR informed as to the status of any actions, including negotiations or discussions, taken in connection therewith.

MANAGEMENT AFTER THE MERGER

           After the Effective Time, Merger Sub, the surviving corporation in the Merger, will remain a wholly owned subsidiary of STAR. The initial directors of the Merger Sub are Messrs. Sternbach and Fellerman.
Neither of them is an affiliate of EFCC.

CONDITIONS OF THE MERGER

           The respective obligations of STAR and EFCC to consummate the Merger are subject to the fulfillment of certain conditions, certain of which may be waived by the mutual consent of EFCC and STAR, including, without limitation, the following: (i) the Registration Statement shall have been declared effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or shall be continuing to be in effect, and no proceedings for that purpose shall have been initiated or threatened by the Commission; (ii) STAR shall have received all state securities laws or "blue sky" permits and authorizations necessary to issue the shares of STAR Common Stock pursuant to the Merger and the transactions contemplated by the Merger Agreement; (iii) the Merger Agreement and the Merger contemplated thereby and any other action necessary to consummate the transactions contemplated thereby will have been approved and adopted by the requisite vote of the holders of the outstanding shares of the EFCC Common Stock entitled to vote thereon at the EFCC Meeting and the holders of the outstanding shares of the STAR Common Stock entitled to vote thereon at the STAR Meeting; (iv) no governmental authority or other agency, commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the transactions contemplated by the Merger Agreement; provided, however, that, prior to invoking this condition, each party to the Merger Agreement shall use all reasonable efforts to have such statute, rule, regulation, injunction or order vacated; (v) the shares of STAR Common Stock issuable to EFCC's shareholders in the Merger or thereafter shall have been authorized for listing on the Nasdaq National Market, upon official notice of issuance; (vi) each of EFCC and STAR shall have received the opinion, addressed to each of them, of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., counsel to EFCC, dated immediately prior to the mailing of this Joint Proxy Statement/Prospectus, that among other things the Merger will, more likely than not, be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

           The obligation of EFCC to effect the Merger is subject to the fulfillment or waiver by EFCC at or prior to the Effective Time of certain additional conditions, including without limitation, the following: (i) each of STAR and Merger Sub shall have performed in all material respects its obligations under the Merger Agreement required to be performed by it on or prior to the Effective Time pursuant to the terms thereof, unless EFCC shall have intentionally prevented such performance; (ii) all representations or warranties of STAR and Merger Sub in the Merger Agreement shall, to the extent required in the Merger Agreement, be true and correct; and (iii) STAR shall have obtained all Third Party Consents, including those Third Party Consents required by TPC, contemplated by the Merger Agreement and applicable to STAR unless the failure to obtain any such Third Party Consent would not, individually, or in the aggregate, have a material adverse effect on STAR.

           The obligations of STAR and Merger Sub to effect the Merger is subject to the fulfillment or waiver by STAR at or prior to the Effective Time of certain additional conditions, including without limitation the following:
(i) EFCC shall have performed in all material respects each of its obligations under the Merger Agreement, the Consulting Agreement and the Management Agreement required to be performed by it on or prior to the Effective Time unless STAR shall have prevented such performance; (ii) all representations or warranties of EFCC in the Merger Agreement shall, to the extent required therein, be true and correct; (iii) there shall have been no adverse development or change or prospective adverse development or change regarding the ability of EFCC to conduct its Medicaid-related operations in the nature or to the extent conducted prior to the date of the Merger; (iv) all material federal, state, local and foreign governmental consents, approvals and filings required to permit the Merger and the consummation of the transactions contemplated by the Merger Agreement shall have been received or made and any applicable waiting period shall have expired or been terminated without the imposition of conditions that are or would become applicable to EFCC or its subsidiaries or STAR or its subsidiaries and which would have a material adverse effect on EFCC or a material adverse effect on STAR; (v) EFCC shall have obtained all third party consents (applicable to EFCC or any subsidiary) contemplated by, including without limitation the following: except for such third party consents which, if not obtained, would not, individually or in aggregate, have a material adverse effect on EFCC; (vi) Merger Sub shall have received letters of resignation addressed to EFCC from the members of EFCC's Board of Directors, which resignations shall be effective as of the Effective Time; (vii) the number of shares of the EFCC Share Number, as to which dissenters' rights shall have been validly and properly demanded and perfected, shall not exceed 5% of the EFCC Share Number; and (viii) the merger of TPC Home Care Services, Inc., an 83% owned subsidiary of EFCC, into EFCC shall have been completed in compliance with all applicable law.

TERMINATION

           The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, before or after approval by the shareholders of STAR and EFCC:

           (a)       by the mutual consent of STAR and EFCC;

           (b) by either EFCC or STAR, if (i) the Merger has not been consummated by September 15, 1997; (ii) the approval of the shareholders of each of STAR and EFCC have not been obtained at the meetings duly convened therefor or at any adjournments or postponements thereof; or (iii) a United States federal or state court of competent jurisdiction or United States federal or state governmental regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable;

           (c) by EFCC at any time prior to the Effective Time, before or after the adoption and approval by the shareholders of EFCC, by action of the Board of Directors of EFCC, if: (i) the Board of Directors of EFCC determines in good faith with the advice of outside legal counsel that, in the exercise of the fiduciary obligations of the Board of Directors under applicable law, such termination is required by reason of a Third Party Transaction; (ii) any of the representations or warranties of STAR and Merger Sub in the Merger Agreement shall not have been, or where applicable continue to be, true and correct; or
(iii) there has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement on the part of STAR, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by EFCC to STAR, unless EFCC shall have intentionally caused such breach and prevented such cure; or

           (d) by STAR at any time prior to the Effective Time, by action of the Board of Directors of STAR, if: (i) the Board of Directors of EFCC shall have withdrawn or modified its determination that the Merger is fair to and in the best interests of EFCC's shareholders or its approval or recommendation of the Merger Agreement or the Merger; (ii) any of the representations or warranties of EFCC in the Merger Agreement shall not have been, or where appropriate continue to be, true and correct; or (iii) there has been a breach in any material respect of any of the covenants or agreements set forth in the Merger Agreement on the part of EFCC, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by STAR to EFCC, unless STAR shall have intentionally caused such breach and prevented such cure.

EFFECT OF TERMINATION AND ABANDONMENT

           If the Merger Agreement is terminated by EFCC because the Board of EFCC determines in good faith with the advice of outside legal counsel that, in the exercise of its fiduciary obligations such termination is required by reason of a Third Party Transaction or by STAR because the Board of EFCC will have withdrawn or modified its determination that the Merger is fair to and in the best interests of EFCC's shareholders or its approval or recommendation of the Merger Agreement or the Merger is withdrawn, then EFCC will promptly, but in no event later than ten days after the date of such request, pay STAR a fee of $350,000, which amount shall be payable by wire transfer of same day funds.

AMENDMENT AND WAIVER

           Subject to the applicable provisions of state law, the Merger Agreement may be amended by the parties thereto solely by action taken by their respective Boards of Directors. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

           At any time prior to the Effective Time, the parties to the Merger Agreement, by action taken by their respective Boards of Directors, may (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other party contained in the Merger Agreement or in any documents delivered pursuant thereto and (iii) waive compliance by the other party with any of the agreements or conditions therein. Any agreement on the part of a party thereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No waiver by either party of any default with respect to any provision, condition or requirement of the Merger Agreement will be deemed to be a waiver of any other provision, condition or requirement thereof; nor shall any delay or omission of either party to exercise any right thereunder in any manner impair the exercise of any such right accruing to it thereunder.

                   APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS


           Section 910 of the BCL ("Section 910") provides that any holder of EFCC Common Stock as of the Record Date who has not voted in favor of the Merger Agreement shall have the right, as an alternative to receiving the Merger Consideration in the Merger, to receive payment of the fair value of his shares and certain other rights and benefits, subject to complying with Section 623 of the BCL ("Section 623"). Pursuant to the terms of the Merger Agreement, STAR is not obligated to consummate the Merger if more than 5% of the outstanding shares of EFCC Common Stock, after giving effect to the TPC Merger, have properly demanded appraisal rights. Copies of Section 623 and Section 910 are attached hereto as Appendix C and a summary of the procedures relating to the exercise of appraisal rights is set forth below. This summary does not purport to be a complete statement of the revisions of Section 623 and Section 910 and is qualified in its entirety by reference to Appendix C. A person having a beneficial interest in shares of EFCC Common Stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights such beneficial owner may have.

           THIS DISCUSSION AND APPENDIX C SHOULD BE REVIEWED CAREFULLY BY ANY SHAREHOLDER OF EFCC WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE TO STRICTLY COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF SECTION 623 MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 623.

           EFCC does not intend to waive compliance with any statutory procedures. Unless all of the procedures as set out in Section 623 are followed by a shareholder of EFCC who wishes to exercise appraisal rights, such shareholder will be bound by the terms of the Merger Agreement.

           Each holder of record of EFCC Common Stock who, as of the EFCC Record Date, desires to exercise appraisal rights must satisfy the following conditions and otherwise comply with the provisions of Section 623:

           (i) A separate, written objection to the Merger must be filed with EFCC before or at the EFCC Meeting, but prior to the taking of the vote on the Merger. This objection must include: (a) a notice of the shareholder's election to dissent, (b) the shareholder's name and residence address, (c) the number of shares as to which the shareholder dissents and (d) a demand for payment of the fair value of such shares if the Merger is consummated. Such objection is not required for any holder of shares of EFCC Common Stock to whom EFCC did not give notice of the EFCC Meeting. A shareholder may not dissent as to less than all of the shares which such shareholder owns beneficially, and a nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner held of record by such nominee or fiduciary. A record holder, such as a broker or an agent, who holds shares of EFCC Common Stock as a nominee or fiduciary for beneficial owners, some of whom desire to demand appraisal, must exercise appraisal rights on behalf of such beneficial owners who desire to demand appraisal with respect to the shares of EFCC Common Stock held for such beneficial owners. A proxy or vote abstaining from voting, or voting against the Merger, or a failure to vote on the Merger, does not constitute such an objection within the meaning of Section 623. Failure to vote against the Merger Agreement, however, will not constitute a waiver of rights under Sections 623 and 910 of the BCL, provided that a written objection to the Merger, as described above, has been properly filed. EFCC will treat only those written demands which are actually received by it before the taking of the vote on the Merger as being timely.

           (ii) A shareholder wishing to exercise appraisal rights under Section 623 must not vote for the approval and adoption of the Merger Agreement. If a shareholder returns a signed proxy failing to specify either (a) a vote against the approval and adoption of the Merger Agreement, or (b) a direction to abstain from voting on the approval and adoption of the Merger Agreement, the proxy will be voted "FOR" the approval and adoption of the Merger Agreement, which will have the effect of waiving such shareholder's appraisal rights and nullifying any previously filed objection.

           All notices of election to dissent should be addressed to EFCC, c/o Arbor Home Health Care Holdings LLC, 333 Earle Ovington Boulevard, Uniondale, NY 11553, Attention: Joseph Heller, Vice President.

           Within ten days after the Effective Time, EFCC will provide written notice of the consummation of the Merger to all shareholders who filed written objections to the Merger or from whom a written objection was not required and have not voted for adoption and approval of the Merger. Within 20 days after the giving of such notice to any shareholder from whom written objection was not required, if such shareholder elects to dissent, such shareholder may file with EFCC a written notice of such election, stating the shareholder's name and residence address, the number of shares of EFCC Common Stock as to which such shareholder dissents and a demand for payment of the fair value of such shareholder's shares of EFCC Common Stock.

           Each shareholder who has complied with Section 623 must submit the certificates representing such shares of EFCC Common Stock to EFCC or its transfer agent at the time of filing the notice of dissent or within one month thereafter for notation thereon of the pendency of an appraisal claim, after which such certificates will be returned to such holder or other person who submitted them on behalf of the holder. American Stock Transfer & Trust Company serves as the transfer agent for shares of EFCC Common Stock, and its address is 40 Wall Street, New York, NY 10005. Any such shareholder who fails to submit such certificates for notation will, at the election of EFCC (exercised by written notice to such holder within 45 days from the date of filing of the notice to dissent), lose such dissenter's rights unless a court, for good cause shown, otherwise directs. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in EFCC except those which the original dissenting shareholder had at the time of the transfer.

           Within 15 days after the expiration of the period within which holders of shares of EFCC Common Stock may file their notices of election to dissent, or within 15 days after the Effective Time, whichever is later (but in no case later than 90 days after the Special Meeting), EFCC (or STAR, if after the Effective Time) is required to make a written offer by registered mail to each shareholder who has filed a notice of election to dissent to pay for such holder's shares of EFCC Common Stock at a specified price which EFCC (or STAR) considers to be their fair value (which price is to be the same for all dissenting holders). Such offer will be accompanied by a statement setting forth the aggregate number of shares of EFCC Common Stock with respect to which notices of election to dissent from approval and adoption of the Merger Agreement have been received and the aggregate number of holders of such shares of EFCC Common Stock. If the Merger has been consummated at the time such offer is made, such offer will also be accompanied by (i) advance payment to each dissenting holder who has submitted such holder's certificates to shares of EFCC for notation thereon of such holder's election to dissent of an amount equal to 80% of the amount of such offer, or (ii) as to each dissenting holder who has not yet submitted such certificates for such notation, a statement that advance payment to such holder of an amount equal to 80% of such offer will be made by EFCC promptly upon submission of such certificates. If the Merger has not been consummated at the time of such offer, such advance payment or statement as to advance payment will be sent to each holder entitled thereto forthwith upon consummation of the Merger. Every such advance payment or statement as to advance payment will include advice to such holder that acceptance of such payment by a dissenting holder will not constitute a waiver of such holder's dissenter's rights. If the Merger has not been consummated by the expiration of the above-mentioned 90-day period, the offer by EFCC may be conditioned upon the consummation of the Merger. If within 30 days after the making of a written offer by EFCC, EFCC and any dissenting holder agree upon the price to be paid for such shareholder's shares of EFCC Common Stock, payment therefor will be made within 60 days after the making of such offer or the Effective Time, whichever is later, upon the surrender of the certificates representing such shares of EFCC Common Stock.

           If EFCC fails to make such an offer within the 15-day period described in the preceding paragraph, or if it makes an offer but EFCC and a dissenting holder do not agree within 30 days of the making of the offer upon the price to be paid for such holder's shares of EFCC Common Stock, EFCC must, within 20 days of such 15 or 30-day period, as the case may be, institute a special proceeding in the New York Supreme Court, Nassau County (the "Court"), to determine the rights of dissenting shareholders and fix the fair value of their shares of EFCC Common Stock. It is the current intention of EFCC to institute any such proceeding within the 20-day period; however, if EFCC does not institute such proceeding within the 20-day period, any dissenting holder may, within 30 days after the expiration of the 20-day period, institute a proceeding for the same purposes. If such proceeding is not instituted within such 30-day period, dissenting holders who have not agreed with EFCC as to the price to be paid for the shares of EFCC Common Stock will lose their dissenters rights, unless the Court, for good cause shown, otherwise directs.

           All dissenting holders, other than those who shall have agreed with EFCC as to the price to be paid for their shares of EFCC Common Stock, will be made parties to such appraisal proceeding. The Court will determine whether each dissenting holder, as to whom EFCC requests the Court to make such determination, is entitled to receive payment for such holder's shares of EFCC Common Stock. If EFCC does not request any such determination or if the Court finds that such dissenting shareholder is so entitled, the Court will then determine the fair value of such holder's shares of EFCC Common Stock as of the close of business on the day prior to the date of the EFCC Meeting. In fixing the fair value of the shares of EFCC Common Stock, the Court will consider the nature of the transaction giving rise to the holder's right to receive payment for such holder's shares of EFCC Common Stock and its effects on EFCC and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining the fair value of the shares of a corporation engaging in a similar transaction under comparable circumstances, and all other relevant factors. Within 60 days after the completion of any such Court proceeding, EFCC will be required to pay to each dissenting holder the amount found to be due (less the advance payment referred to above), with interest thereon at such rate as the Court finds to be equitable, from the date the Merger is consummated to the date of payment, upon surrender to EFCC by such holder of the certificates representing such shares of EFCC Common Stock. If the Court finds that the refusal of any dissenting holder to accept the offer of EFCC was arbitrary, vexatious, or otherwise not in good faith, no interest will be allowed to such holder.

           The parties to such appraisal proceeding will bear their own costs and expenses, including the fees and expenses of their counsel and any experts employed by them, except that the Court, in its discretion, (i) may apportion and assess all or any part of the costs, expenses and fees incurred by any or all dissenting shareholders who are parties to the appraisal proceeding against EFCC if, among other things, the Court finds (a) that the fair value of the shares of EFCC Common Stock materially exceeds the offer by EFCC, (b) that no offer of payment or required advance payment was made by EFCC, (c) that EFCC failed to institute such appraisal proceeding within the required period, or (d) that the actions of EFCC in complying with its obligations under Section 623 were arbitrary, vexatious or otherwise not in good faith, or (ii) may apportion and assess all or any part of the costs, expenses and fees incurred by EFCC against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election to dissent from the Merger, if the Court finds that their refusal to accept EFCC's offer of payment was arbitrary, vexatious or otherwise not in good faith.

           Any shareholder who has filed a notice of election to dissent will not, after the Effective Time, have any of the rights of a shareholder with respect to such holder's shares of EFCC Common Stock, other than the right to be paid the fair value of such shares of EFCC Common Stock pursuant to the BCL and any other rights or benefits provided by the BCL for shareholders who have filed such a notice. Any notice of election to dissent may be withdrawn by a dissenting shareholder at any time prior to such shareholder's acceptance in writing of an offer made by EFCC, as described above, but in no case later than 60 days after the Effective Time (or if EFCC fails to make a timely offer to pay such shareholder the fair value of such holder's shares of EFCC Common Stock as described above, at any time within 60 days after any date such an offer is made), or thereafter with the written consent of EFCC or as provided below. In order to be effective, withdrawal of a notice of election to dissent must be accompanied by the return to EFCC of any advance payment to the shareholder made by EFCC, as described above. Any dissenting shareholder who withdraws such holder's notice of election to dissent or otherwise loses such dissenter's rights will thereupon have only the right to receive the consideration provided for in the Merger Agreement for each of such holder's shares of EFCC Common Stock.

           Under Section 623(j) of the BCL, no payment of the fair value of shares of EFCC Common Stock may be made to dissenting shareholders by EFCC if EFCC were to be insolvent or if such payment would render EFCC insolvent. In that event, such dissenting shareholder would be required to file written notice with EFCC within 30 days after such shareholder receives a written notice from EFCC that EFCC was insolvent or payment for such shareholder's shares would render EFCC insolvent. In such a case, the dissenting shareholder would have the option to either (i) withdraw such holder's notice of election to dissent (which would be deemed accepted by EFCC) or (ii) retain such holder's status as a claimant against EFCC. If a dissenting shareholder were to elect to remain a claimant against EFCC, such dissenting shareholder's rights would be subordinated to the rights of the creditors of EFCC but would be superior to those of non-dissenting shareholders should EFCC be liquidated. If EFCC were not liquidated, the dissenting shareholder would retain such holder's right to payment for such holder's shares of EFCC Common Stock, which obligation EFCC would be required to meet once it was no longer insolvent or if such payment would not render EFCC insolvent. If a dissenting shareholder fails to exercise either such option within 30 days after EFCC has given such holder written notice that payment cannot be made because of the restrictions of Section 623(j) of the BCL, EFCC would be required to exercise such option by written notice to such holder within 20 days after the expiration of such period of 30 days. For purposes of the BCL, an "insolvent corporation" is a corporation that is unable to pay its debts as they become due in the usual course of its business.

           If a court in a lawsuit by an unpaid creditor or representative of creditors, such as a trustee in bankruptcy, were to find that, at the time EFCC makes any payment in respect of any dissenting shares (each, a "Transfer"), EFCC
(i) made the Transfer with intent to hinder, delay or defraud creditors or (ii) received less than a reasonably equivalent value or fair consideration for the Transfer, and (a) was insolvent at the time of the Transfer, (b) was rendered insolvent by reason of the Transfer, (c) was engaged or about to engage in a business or transaction for which the assets remaining with EFCC constituted unreasonably small capital to carry on its business or (d) intended to incur, or believed that it would incur, debts beyond its ability to pay as such debts matured, the court could find that the Transfer constituted a "fraudulent conveyance" under applicable federal or state law. If the Transfer were determined to be a fraudulent conveyance, there is a risk that holders of dissenting shares, as recipients of the Transfers, would be ordered to turn over to EFCC, its creditors or its trustee in bankruptcy, all or a portion of the payments in respect of dissenting shares. The measure of insolvency for purposes of the foregoing will vary depending upon the law of the jurisdiction which is being applied. Generally, however, EFCC would be considered insolvent if at the time of the

Transfer in question the fair value (or fair saleable value) of its assets was less than the amount required to pay its probable liability on its existing debts (including contingent liabilities) as they become absolute and matured, or if the sum of EFCC, debts (including any contingent liabilities) at the time of the Transfer is greater than the fair value of all EFCC assets. The Transfers could be deemed to be fraudulent conveyances even if EFCC is not deemed to be an "insolvent corporation" for purposes of Section 623.

           In any proceeding to enforce a shareholder's rights to payment for shares pursuant to Section 623, a shareholder is precluded from seeking the enforcement of any other right to which he might otherwise be entitled by virtue of share ownership, except (i) the right to be paid the fair value of his shares pursuant to Section 623 and (ii) the right to bring or maintain an appropriate action to obtain relief on the ground that the Merger is unlawful or fraudulent as to such shareholder.

           A VOTE AGAINST THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL NOT BE DEEMED TO SATISFY THE REQUIREMENTS FOR A WRITTEN OBJECTION TO THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT OR A WRITTEN DEMAND FOR PAYMENT OF THE VALUE OF THE SHARES OWNED BY A DISSENTING SHAREHOLDER.

                       COMPARISON OF RIGHTS OF HOLDERS OF
                     STAR COMMON STOCK AND EFCC COMMON STOCK

GENERAL

           As a result of the Merger, holders of EFCC Common Stock will become shareholders of STAR, and the rights of such former EFCC shareholders will thereafter be governed by the STAR Certificate of Incorporation (the "STAR Charter") and the STAR by-laws (the "STAR By-laws"). The rights of the holders of EFCC Common Stock are presently governed by the EFCC Certificate of Incorporation (the "EFCC Charter") and the EFCC by-laws (the "EFCC By-laws"). The rights of the Shareholders of both STAR and EFCC are governed by the BCL. Therefore, except for those differences that result from the differences of the respective charters and by-laws of STAR and EFCC, there are no differences in the respective rights of shareholders of STAR and EFCC. The following summary, which does not purport to be a complete statement of the differences between the rights of the shareholders of STAR and the shareholders of EFCC, is an explanation of the material differences of the EFCC Common Stock and STAR Common Stock resulting from the differences between the STAR Charter and the EFCC Charter, the STAR By-laws and the EFCC By-laws. This summary is qualified in its entirety by reference to the full text of each of such documents and the applicable state statutes.

VOTING RIGHTS

Generally

           Each shareholder of record of STAR or EFCC Common Stock is entitled to one vote for every share held by such holder. Except as otherwise provided by the New York Business Corporation Law ("BCL"), whenever any corporate action other than the election of directors is to be taken by vote of the shareholders of STAR or EFCC, respectively, it must be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Election of Directors

           The BCL provides that the number of directors constituting the entire board shall not be less than three, except where all the shares of a corporation are owned beneficially and of record by less than three shareholders. The number of directors may be less than three but not less than the number of shareholders. Subject to the above, the number of directors may be fixed by the by-laws, or by action of the shareholders or of the board under the specific provisions of a by-law adopted by the shareholders.
           The STAR Charter mandates that STAR have not less than three and no more than fifteen directors. Pursuant to the EFCC By-laws, the number of directors shall be not less than three nor more than five.

Approval of Certain Transactions

           The BCL requires the affirmative vote of two-thirds of all outstanding shares entitled to vote thereon to effect a merger, a consolidation, a share exchange or the sale, lease, disposition of all or substantially all of a corporation's assets. Notwithstanding any provision in the certificate of incorporation permitting class voting in connection with the transaction of any business of the corporation, the holders of shares of a class or series are entitled by the BCL to vote as a class if the proposed transaction contains any provision which, if contained in an amendment to the certificate of incorporation of the corporation, would entitle the holder of shares of such class or series to vote thereon; in such case, in addition to the required two-thirds vote of all



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



outstanding shares, the merger must be authorized by the vote of the holders of a majority of all outstanding shares of each such class or series.

           Neither the STAR nor the EFCC Charter contain special provisions authorizing class voting in instances other than those where class voting is required by the BCL.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

           Pursuant to the BCL, amendments to the certificate of incorporation may be authorized by vote of the board, followed by the vote of the holders of a majority of all outstanding shares entitled to vote thereon.
This provision applies to both STAR and EFCC shareholders.

SPECIAL MEETINGS

           Pursuant to the BCL, special meetings of shareholders may be called by the board of directors and by such other person or persons authorized to do so by the corporation's certificate of incorporation or by-laws. In addition, the BCL provides that if there is a failure to elect a sufficient number of directors to conduct the business of the corporation for a period of one month after the date fixed by or under the by-laws for the annual meeting of shareholders or for a period of 13 months after the last annual meeting, the board of directors will call a special meeting of directors. If the board fails to do so within 14 days of the expiration of such period, or if it is so called but such directors are not elected within two months, the holders of 10% of the shares entitled to vote in an election of directors may demand the call of a special meeting for an election of directors.

           The STAR By-laws permit special shareholders' meetings to be called at any time by the board or the president, or by the president or the secretary at the written request of the holders of 10% of the outstanding shares entitled to vote at such meeting. The EFCC By-laws permit special shareholder meetings to be called by the president or the secretary at the written request of a majority of the board or by shareholders owning a majority in amount of the shares issued and outstanding.

SHAREHOLDER ACTION WITHOUT A MEETING

           The BCL provides that shareholders may take any action without a meeting by written consent only if such consent is signed by the holders of all outstanding shares entitled to vote thereon, unless otherwise provided in the certificate of incorporation.

           Neither the STAR nor the EFCC Charter contain provisions limiting the right of the shareholders to act by written consent.

PREEMPTIVE RIGHTS

           The BCL provides, subject to certain exceptions, preemptive rights to the shareholders of a corporation in the case of an issuance of securities which would adversely affect certain specified interests of such shareholders, provided that the certificate of incorporation may provide otherwise.

           Neither the STAR nor the EFCC Charter include such a provision relative to preemptive rights.




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



DIVIDENDS

           Pursuant to the BCL, a corporation may declare and pay dividends on its outstanding shares except when such corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation. In general, dividends may be declared or paid out of surplus only. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it must be accompanied by a written notice disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or, if such amounts are not yet determinable, disclosing the approximate effect of such dividend on stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable.

           Neither  STAR  nor  EFCC's  Charter   contain   restrictions  on  the
declaration, payment or distribution of dividends.

STOCK REPURCHASES

           The BCL permits a corporation, subject to restriction imposed by law or permission in its certificate of incorporation, to repurchase or redeem its shares out of surplus except when the corporation is insolvent or would thereby be made insolvent. A corporation may repurchase its shares out of stated capital (subject to the foregoing exception) if the purchase is made for the purpose of
(i) eliminating fractions of shares, (ii) collecting or compromising indebtedness to the corporation or (iii) paying shareholders the fair value of their shares in connection with the exercise of statutory appraisal rights.

           The STAR Charter provides that STAR's Common Stock shall not be subject to redemption. The EFCC Charter does not contain any provision prohibiting redemption.

ISSUANCE OF RIGHTS OR OPTIONS TO PURCHASE SHARES TO DIRECTORS, OFFICERS AND EMPLOYEES

           The BCL requires that the issuance to officers, directors or employees of rights or options to purchase shares be authorized by a majority of all outstanding shares entitled to vote thereon, or authorized by and consistent with a plan adopted by such vote of shareholders. In the absence of preemptive rights, such authorization is not required in New York for the issuance of rights or options in substitution for or upon the assumption of rights or options of a corporation with which the issuing corporation is merging or consolidating.

           Both BCL provisions apply to STAR and EFCC as neither STAR nor EFCC shareholders benefit from preemptive rights.

LOANS TO DIRECTORS

           The BCL requires that any loan made by the corporation to any director be authorized by a vote of the shareholders. For purposes of this authorization, the shares held by the director who would be the borrower are not entitled to vote.

           This provision applies to both STAR and EFCC as neither corporation's Charter restricts the making of loans to directors by the corporation.



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



CLASSIFICATION OF THE BOARD OF DIRECTORS

           The BCL provides that a corporation's board of directors may be divided into classes with staggered terms of office.

           Neither the EFCC nor the STAR Charter or By-laws provide for a classified board of directors.

DUTIES OF DIRECTORS

           The BCL specifically authorizes a board of directors to consider constituencies other than the holders of a corporation's capital stock and to consider both the long-term and short-term interests of the corporation and such constituencies when taking any action, including action taken in connection with a change or potential change in the control of the corporation. The BCL permits directors to consider the effect that a corporation's action may have in the short-term and long-term on (i) potential growth, development, productivity and profitability of a corporation; (ii) current employees; (iii) retired employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from the corporation; (iv) the corporation's customers and creditors; and (v) the ability of the corporation to continuously provide goods, services, employment opportunities and employment benefits and otherwise contribute to the communities in which it does business.

           STAR and EFCC directors both have the benefit of the above provision as neither STAR nor EFCC's Charter or By-laws restrict the constituencies that directors can consider when taking corporate action.

INTERESTED DIRECTOR TRANSACTIONS

           The BCL provides that no transaction between a corporation and one or more of its directors, or any entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director is present or votes at the meeting of the board of directors or committee which authorized the transaction. In order to avoid such a transaction being void or voidable, it must, after disclosure of material facts (unless such facts were known), (i) be approved by the disinterested directors or a committee of disinterested directors by a vote sufficient for such purpose without counting the vote of any interested director (or, if the vote of disinterested directors is insufficient to constitute an act of the board under the BCL, by the unanimous vote of the disinterested directors) or (ii) be approved by a vote of the shareholders. Alternatively, the transaction will not be void or voidable if it is shown to have been fair to the corporation at the time it was approved by the board of directors, a committee thereof or the shareholders.

           The above provisions are applicable to STAR and EFCC.

LIMITATIONS ON DIRECTORS' LIABILITY

           The BCL permits a corporation to limit or eliminate a director's personal liability to the corporation or the holders of its capital stock for breach of duty. This limitation is generally unavailable for acts or omissions by a director which were (i) in bad faith, (ii) involved intentional misconduct or a knowing violation of law, or (iii) involved a financial profit or other advantage to which such director was not legally entitled. The BCL also provides for joint and several liability of directors who concur in certain corporate actions resulting in the violation of a statute prohibiting certain dividend declarations, purchase or redemption of shares, payments to shareholders after dissolution and particular types of loans.



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



           Both the STAR and the EFCC Charters provide that, to the extent permitted by the BCL, no director shall be liable to the Corporation or its shareholders for damages for any breach of duty in his or her capacity as a director.

INDEMNIFICATION OF DIRECTOR AND OFFICERS

           Pursuant to the BCL, indemnification of directors and officers may be provided to whatever extent shall be authorized by a corporation's certificate of incorporation or a by-law or vote adopted by the shareholders. However, the BCL does not permit indemnification with respect to any matter as to which the director or officer has been adjudicated not to have acted in good faith in the reasonable belief that his actions were in the best interest of the corporation.

           The BCL provides that no indemnification of directors in shareholder derivative suits may be made in respect of (i) a threatened action or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which the director or officer had been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought or, if no action is brought, any court of competent jurisdiction, determines upon application that, in view of the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper. The statutory provisions for indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled independently of the applicable statutory provision.

           The STAR and the EFCC By-laws both provide for indemnification of directors and officers and advancement of expenses to the extent permitted by the BCL.

REMOVAL OF DIRECTORS

           The BCL provides that any or all of the directors of a corporation may be removed for cause by a vote of the shareholders and that the certificate of incorporation or by-laws may provide for removal without cause by vote of the shareholders. The BCL also imposes additional restrictions on the removal of directors of corporations with cumulative voting or directors elected by the holders of a specific class or series of shares.

           STAR's By-laws provide that any director may be removed by the shareholders with or without cause and at any time. EFCC's By-laws provide that any or all of the directors may be removed for cause by vote of the shareholders or by action of the Board. Directors may be removed without cause only by a vote of the shareholders. As STAR and EFCC's By-laws are silent respecting removal of directors elected through cumulative voting or by the holders of given class or series of shares, the BCL provisions with respect thereto shall apply in full.




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



                        DESCRIPTION OF STAR CAPITAL STOCK

STAR COMMON STOCK

           STAR has two authorized classes of capital stock, the STAR Common Stock, par value $.001 per share, of which STAR is authorized to issue 10,000,000 shares and STAR's preferred stock, par value $1.00 per share of which STAR is authorized to issue 5,000,000 shares.

           The holders of STAR Common Stock are entitled to one vote for each share of record held by them on all matters to be voted on by shareholders. There is no right to cumulative voting; thus, the holders of 50% or more of the shares outstanding can, if they choose to do so, elect all of the directors of STAR. The holders of STAR Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the affairs of STAR, the holders of STAR Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities. Holders of shares of STAR Common Stock have no preemptive or other subscription rights.

           As of July 24, 1997, there were 4,212,387 shares of STAR Common Stock issued and outstanding which were held of record by 218 persons. No shares of preferred stock have been issued.

CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS

                      (a) Section 722 of the BCL permits, in general, a New York corporation to indemnify any person made, or threatened to be made, a party to an action or proceeding by reason of the fact that he or she was a director or officer of the corporation, or served another entity in any capacity at the request of the corporation, against any judgment, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such person acted in good faith, for a purpose he or she reasonably believed to be in, or, in the case of service for another entity, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition had no reasonable cause to believe that his or her conduct was unlawful. Section 723 of the BCL permits the corporation to pay in advance of a final disposition of such action or proceeding the expenses incurred in defending such action or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount as, and to the extent, required by statute. Section 721 of the BCL provides that indemnification and advancement of expense provisions contained in the BCL shall not be deemed exclusive of any rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws of the corporation or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors or (iii) an agreement, provided no indemnification may be made on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active or deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

                      (b) STAR's Certificate of Incorporation provides in Article Twelfth as follows: "TWELFTH: To the fullest extent now or hereafter provided for or permitted by law, no director of the Company shall be personally liable to the Company or its shareholders for damages for any breach of duty in such capacity. Neither the amendment or repeal of this Article Twelfth, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article Twelfth, shall eliminate or reduce the protection by this Article Twelfth to a director of the Company in respect to any matter which occurred, or any cause of



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action,  suit or claim which but for the Article  Twelfth  would have accrued or arisen, prior to such amendment, repeal or adoption."

                      (c) Article X of STAR's By-Laws provides, in general, that STAR shall indemnify any officer or director (including officers and directors serving another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at STAR's request) made, or threatened to be made, a party to an action or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he or she was serving in any of those capacities against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and necessarily incurred in connection with the defense of or as a result of such action or proceeding or in connection with any appeal thereof. Indemnification is not available under Article X if a judgment or other final adjudication adverse to such director or officer establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

                      (d) Pursuant to By-law Article X, STAR has entered into indemnification agreements with certain of its directors and officers providing for the indemnification of such directors and officers in derivative actions, as well as with respect to third party actions. The BCL mandates indemnification in derivative actions if the officer or director has been successful, on the merits or otherwise, in the defense of the action. The indemnification agreements, as well as Section 722 of the BCL, do not permit indemnification in derivative actions for (i) proceedings which are settled or otherwise disposed of or (ii) claims to which a person has been adjudged to be liable, unless court approved. However, in reliance on Section 721 of the BCL, which provides that the statutory indemnification provisions are not exclusive of other rights which may be provided to an officer or director seeking indemnification, By-law Article X also extends the right of indemnification to settlements and unsuccessful defenses of derivative actions without the necessity of a court determination provided the person seeking indemnification meets the standard described in the preceding paragraph. STAR is not aware of any judicial determination as to whether indemnification provisions such as those related to derivative actions in By-Law Article X (which, by their terms, exceed the scope of BCL Section 722 but where the standard of conduct set forth in BCL Section 721 has been met) are enforceable pursuant to such nonexclusivity provision.

                      (e) By-law Article X, like the indemnification agreements, provides that the expenses incurred in defending any action to which a director or officer may be entitled to indemnification shall be advanced by STAR prior to the final disposition of the action as long as the indemnitee undertakes to repay such advances if required by law. STAR has been advised that the BCL currently requires that an officer or director undertake to repay such advances to the extent they exceed the amount to which the officer or director ultimately is entitled. The period of time within which STAR is to advance expenses is fifteen days after request; the time period within which STAR is to provide indemnification after request is thirty days.

                      (f) By-law Article X, which by its terms is not the exclusive basis for granting rights to indemnification or advancement of expenses, establishes procedures for processing indemnification requests, confirms the authority of STAR to maintain indemnification insurance and prohibits the repeal of By-law Article X retroactively. By-law Article X also provides that it applies, to the fullest extent permitted by law, to acts or omissions occurring prior to its adoption. By-law Article X further stipulates that the rights granted therein are contractual in nature, which is meant to prevent any retroactive denial or reduction of indemnification if By-law Article X is later amended.

                      (g) Under By-law Article X, the Board of Directors is permitted, to the fullest extent permitted by law, to establish an appropriate scope of and procedure for the indemnification of, and



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advancement  of  expenses  to,  employees  and  other  persons  to whom  STAR is permitted to provide indemnification or advancement of expenses.


                                BUSINESS OF STAR

GENERAL

           STAR is in the business of providing placement services of registered and licensed nurses and home health aides to patients for care at home ("Home Care") and, to a lesser extent temporary health care personnel recruiting to hospitals and nursing homes ("Hospital Staffing"). In addition, STAR maintains registries of registered nurses, licensed practical nurses, nurses' aides, certified home health aides and certified personal care workers from which personnel are recruited on a per diem basis to meet the requirements of STAR's clients.

           Prior to its acquisition by present management in 1987, STAR's business related primarily to providing private duty nurses to patients in hospitals and staffing to hospitals. Under its current management, STAR expanded its Hospital Staffing arrangements to nursing homes and additional hospitals to provide licensed nurses on a per diem basis for general staff. In 1988, STAR further extended its Hospital Staffing business to include providing licensed practical nurses and nurses' aides. In 1989, STAR began providing Home Care services in New York City pursuant to a license from the New York State Health Department. In 1990, STAR expanded its Home Care services to include transportation of patients from hospital to home in ambulettes, arrangements to purchase and supply equipment and pharmaceuticals, as prescribed by the patients' physicians, and home infusion care. In 1991, STAR was licensed by the New York State Department of Health to operate an office in Nassau County, New York.

           In 1992, STAR expanded its existing Home Care business through the acquisition of certain assets from Unity Healthcare Holding Company, Inc. and its subsidiaries ("Unity"), including contract rights to provide Home Care services through various hospitals, community agencies and other institutional health care providers. These contract rights complemented the existing home health care businesses of STAR in areas such as New Jersey and New York where STAR already operated. In addition, in these locations, STAR obtained from Unity client referral lists to further expand existing operations.

           In addition to expanding STAR's existing regional business, the Unity acquisition added new operations to STAR in new locations. STAR acquired Unity's Florida operations, which included certification to receive reimbursement from Medicare and Medicaid in Broward and Dade Counties. Most of such Medicare and Medicaid reimbursed operations are located in Dade County. STAR also acquired the assets representing Unity's operations in Florida that do not have Medicare and Medicaid certification, but which operate under state license.

           In 1993, STAR further expanded its existing Home Care business through the acquisition of certain assets of DSI Health Care Services, Inc. ("DSI") including contract rights to provide Home Care services through various hospitals, community agencies and other institutional health care providers. These contract rights complimented STAR's existing Home Care businesses in the Long Island, New York area.

           In May 1995, STAR acquired certain assets of Long Island Nursing Registry, Inc. ("LINR") thereby further expanding its Home Care business. LINR provided nursing and other skilled health care services with both Medicaid and non-Medicaid reimbursement eligibility compatible with the business of STAR. LINR maintains offices and does business under STAR's name in the Long Island area and as Comprehensive Care



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America in the Syracuse,  New York area. The acquired assets included all of the fixed assets, certain of the contract and intellectual property rights and all of the records, lists, files and books (including certain customer and personnel lists) with respect to or in connection with the health care business conducted by LINR. The acquisition expanded STAR's New York market area into Suffolk County, augmented its presence in Nassau County and gave it significant market share in central New York.

           During the fiscal years ended May 31, 1994, 1995 and 1996, 62%, 62% and 59%, respectively, of STAR's revenues were attributable to Medicare, Medicaid and other state and federal government payments. Historically, a greater portion of STAR's revenues have been derived from Home Care services and a lesser portion of such revenues have been derived from Hospital Staffing. STAR believes that this is a result of changing social and economic attitudes toward the de-institutionalization of patients as well as STAR's changing customer base.

           On August 23, 1996, STAR and AMSERV HEALTHCARE INC. ("Amserv") consummated a merger whereby STAR acquired control of Amserv and Amserv became a wholly owned subsidiary of STAR. Amserv operates in a one-industry segment as a health care service company. Amserv provides Home Care services to individuals from its six branch offices in New Jersey and Ohio. Home Care services provided by Amserv include personal care, such as assistance with the activities of daily living (e.g., eating, walking and grooming), and skilled nursing services, such as wound care and assistance with medications, injections and patient education.

HOME CARE SERVICES

           A substantial portion of the revenues from STAR's Home Care business relates to services provided to patients referred to STAR by physicians, county medical services, community organizations, hospital social service workers, nurses, insurance companies and HMO's. Other patients are referred through such sources as the patient's family. The remaining revenues attributable to STAR's Home Care business are received as a result of subcontracting arrangements with certified home health agencies ("primary contractors") that are authorized to receive reimbursement from Medicare and Medicaid in the States of New York and Florida.

           STAR provides Home Care nurses and paraprofessionals, including registered nurses, licensed practical nurses, certified home health aides, certified personal care workers and companions. These individuals are temporary employees of STAR who work for STAR as needed. As of April 21, 1997, STAR's roster of Home Care personnel included approximately 3,000 nurses and health care paraprofessionals.

           It is STAR's policy that all of its Home Care nurses and paraprofessionals meet certain licensing, certification and other requirements. Upon registering with STAR for temporary employment, STAR's Home Care nurses and paraprofessionals are required to attend inservice classes given by STAR. STAR conducts ongoing inservice training for its nurses and paraprofessionals both to meet New York State Department of Health and New York State Licensing Board continuing education requirements and to fulfill STAR's own additional quality assurance goals. STAR is implementing similar requirements in Florida. These classes and inservice trainings each of which typically lasts three hours, are offered bi-weekly. They are taught by health care professionals selected by STAR for their expertise in their fields, including nurses, physical therapists, social workers and occasionally physicians.

           When STAR admits a new patient for service, STAR's Director of Nursing confers with the patient's physician and other medical and health care professionals (collectively, the patient's "health care team") to:



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obtain  physician's  orders;  acquire a detailed  description  of the  patient's medical problem; determine the patient's specific Home Care requirements (the "protocol"), including the plan of treatment and pharmaceutical services, products and equipment which will be needed; and determine the type of personnel, the number of hours and shifts required. The Director of Nursing and/or a nursing supervisor first visits the patient to conduct a personal examination and assessment in order both to verify all information received from the referral source and to select the appropriate Home Care personnel to care for the patient.

           In a typical Home Care case, STAR's nurse or paraprofessional assigned to the case visits the patient on a prescribed schedule to administer the protocol and to provide other general care to the patient. Often the nurse or paraprofessional spends the entire day with the patient. All of the Home Care cases are supervised by a nursing supervisor to ascertain whether any problems have arisen in connection with the services. Home Care services provided on a subcontracting basis for a primary contractor are supervised only by the primary contractor. STAR's personnel are instructed to remain in continuous contact with the patient's health care team.

           STAR has contracted with the Departments of Social Services in Nassau, Suffolk and Onondaga Counties in New York to provide and be reimbursed for custodial services under Medicaid. STAR is a direct provider for skilled nursing services through Medicaid in New York State.

           Approximately 15% of STAR's revenues from Home Care services are paid by insurance carriers. Payments for STAR's Home Care services typically are made by assignment of insurance benefits from the patient, by the primary contracting organization or by the patient. Once a claim is submitted to an insurer, the insurer generally is required to act upon that claim within 60 days. STAR typically receives payments from 60 to 180 days after its services are rendered, although such time period is sometimes greater. Accordingly, STAR is often required to carry accounts receivable over substantial periods of time and to utilize a line of credit to meet its ongoing expenses. Medicaid claims are billed weekly and are usually paid in 60 to 90 days.

           STAR was surveyed by the Joint Commission on Accreditation of Healthcare Organizations ("JCAHO") and, in February 1996, was found to meet the requirements for accreditation. JCAHO, which is the accrediting body for hospitals, is associated with the provision of quality services and its accreditation is vital to STAR's contractual business. STAR's accreditation expires in February 1999, at which time STAR must be resurveyed for the following three-year term.

HOSPITAL STAFFING

           STAR provides temporary (or "per diem") nursing placement services to hospitals, nursing homes, clinics and other health-related institutions that make use of supplemental staffing for emergencies, vacations and peak periods. These personnel are supervised directly by the institutions, with STAR acting solely as an employment agency matching the requirements of the institutions with the names and skills of persons listed in its registries.

           The personnel placed by STAR with hospitals and other health and medical institutions include registered nurses, licensed practical nurses, nurses' aides and other health care paraprofessionals. STAR's nurses and nurses' aides placed in hospitals must meet the competency requirements determined by STAR and by the facility. Temporary health care personnel are recruited in the local market in which STAR offers its temporary personnel services.

           Some of the hospitals in New York City that have utilized STAR's Hospital Staffing services include Methodist Hospital and Maimonides Medical Center.



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COMPETITION

           The temporary health care personnel market is highly fragmented and significant competitors are often localized in particular geographic markets. STAR's largest competitors include the Olsten Company and Staff Builders. Management of STAR believes that, given the high current level of demand for the types of services provided by STAR, significant additional competition can be expected to develop in the future. Some of the companies with which STAR presently competes have substantially greater financial and other resources than STAR. STAR also competes with many other smaller temporary medical staffing agencies. STAR expects that it will compete with other temporary health care services providers in the future if and when they enter STAR's existing geographic markets, as well as in any new geographic market STAR may enter.

           STAR's success to date has depended, to a significant degree, on its ability to recruit qualified personnel. These persons may be registered with, and may accept placements from or through competitors of STAR. STAR periodically experiences intense competition from other companies in recruiting qualified health care personnel for its temporary health care operations because the United States health care industry, at times, faces shortages of qualified personnel. STAR believes it is able to compete successfully for personnel by aggressive recruitment through newspaper advertisements, flexible work schedules and competitive compensation arrangements. There can be no assurance, however, that STAR will be able to continue to attract and retain qualified personnel. The inability to either attract or retain such qualified personnel would have a material adverse effect on STAR's business.

MARKETING

           Prior to its recently completed acquisition of Amserv, which expanded the geographic area serviced by STAR, STAR marketed its temporary health care services in the New York metropolitan area, the central New York area and in Broward and Dade Counties, Florida. As a result of the acquisition of Amserv, these marketing activities also include New Jersey and Ohio. STAR's services are marketed by a team of personnel headed by the Chief Operating Officer of STAR. STAR promotes its services through print advertising, direct mail efforts focused on health care institutions and field sales calls. STAR makes periodic mailings to approximately 50 hospitals and 75 nursing homes in the New York City metropolitan area. In addition, in the New York metropolitan area and in Florida, representatives of STAR periodically visit or telephone medical facilities to establish or maintain relationships with individuals in those institutions who are responsible for staffing, discharge of patients and personnel recruitment. STAR's representatives also attend health care functions and trade shows to further enhance STAR's marketing efforts. STAR intends to continue these marketing programs and to increase its marketing staff in the future as its business so requires, especially in view of the recent acquisition of Amserv.

           STAR has acquired the necessary expertise, through its acquisition of LINR, to provide Shared Aide Services ("Shared Aide"). Shared Aide, which is a task-oriented, patient-specific care plan designed to condense the amount of hours caregivers must devote to patients, has recently been adopted as a cost cutting mechanism by New York State. The New York State Department of Social Services, in consultation with the New York State Department of Health, has developed agency specific cost savings for each certified home health agency. A portion of the cost savings are to be achieved through development and implementation of Shared Aide.

           STAR believes it is one of the few providers in New York State with the expertise and experience required to offer Shared Aide. To date, Shared Aide has not constituted a material portion of STAR's


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



business. However, STAR intends to market this service in an effort to generate increased revenues from this developing area of home health care.

CUSTOMERS

           STAR does not depend upon any single customer and does not believe that the loss of any one or more of its customers would have a material adverse effect on STAR. STAR continues to submit proposals to potential contractors to provide Home Care services while maintaining and expanding its present contract base.

GOVERNMENT REGULATIONS AND LICENSING

           STAR's business is subject to substantial and frequently changing regulations by Federal, state and local authorities which imposes a significant compliance responsibilities on STAR. STAR, among other things, must comply with state licensing and certificate of need ("CON") requirements as well as Federal and state eligibility standards for certification as a Medicare and Medicaid provider. The imposition of more stringent regulatory requirements or the denial or revocation of any license or permit necessary for STAR to operate in a particular market could have a material adverse effect on STAR's operations. In addition, STAR will be required to comply to the extent applicable, with the licensing and/or CON requirements and other regulations in any jurisdiction in which it may plan to provide services in the future.

           STAR, as a provider of services under the Medicare and Medicaid programs is required by the Health Care Financing Administration ("HCFA") to receive reimbursement for services from Medicare and Medicaid. In order for one to participate as a home health agency in the Medicare and Medicaid program, HCFA requires, among other things, the preparation of annual budgets and capital expenditure plans. The health regulatory agencies of the states in which STAR operates require satisfaction of certain standards with respect to personnel, services and supervision and the establishment of a professional advisory group that includes at least one physician, one registered nurse and other representatives from related disciplines or consumer groups. Applicable state "anti-kickback" regulations, in general, provide that STAR may not make certain payments in order to receive referrals of patients. In addition, Federal "anti-kickback" regulations provide similar restrictions for health care providers to the extent they are certified to participate in the Medicare and Medicaid programs. STAR does not believe that compliance with applicable state and Federal "anti-kickback" regulations has a material impact on STAR's business and operations.

           STAR is licensed to provide home healthcare services and durable medical equipment in the five boroughs of New York City, Nassau, Suffolk, Westchester, Oswego, Oneida, Onondaga, Cayuga, Madison, Jefferson and Herkimer Counties in New York State and in the state of Florida. It is also licensed as a temporary help services firm to provide personnel on a per diem basis for hospital staffing. STAR believes that it has all licenses necessary to operate its business as currently conducted in New York and Florida. In Broward and Dade Counties in Florida, STAR's also maintains a Certified Home Health Agency which allows STAR to participate in both the Medicare and Medicaid programs. Amserv is also licensed to provide health care services in New Jersey and Ohio, with the Ohio office also maintaining certification to provide Medicare reimbursed services.

           New York State requires the approval by the Public Health Council of the New York State Department of Health ("NYPHC") of any change in the "controlling person" of an operator of a licensed health care services agency (a "LHCSA"). Control of an entity is presumed to exist if any person owns, controls or holds the power to vote 10% or more of the voting securities of such entity. To the extent STAR may seek to acquire control of a LHCSA, STAR would have to be granted the approval of the NYPHC prior



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to exercising  control over such LHCSA.  The NYPHC  approved the  application to permit STAR's control over EFCC pursuant to the Merger Agreement on June 27, 1997.

           Under current reimbursement regulations under Medicare and Medicaid, funds received under Medicare and Medicaid programs are subject to audit with respect to proper application of the various payment formulas and regulations. These audits can result in retroactive adjustment of payments received from these programs, resulting in either amounts due to the government agency from STAR or amounts due to STAR from the governmental agency.

           STAR is subject to surveys and audits by various governmental agencies.

           STAR has a Medicaid audit pending with the State of New York. STAR does not anticipate that any material adjustment will result form such audit, however, there can be no assurance that this audit will be resolved satisfactorily in favor of STAR. In addition, STAR has agreed to submit its books and record to a voluntary survey to be performed by the State of New York with respect to Medicaid patients. There can be no assurance that this voluntary review will be resolved satisfactorily in favor of STAR.

           In May 1997, STAR was advised that an audit of American Health Care Services ("American"), STAR's Medicare agency, by the Office of Audit Services, Office of Inspector General of the United States Department of Health and Human Services which had been forwarded to the Medicare intermediary assigned to administer Medicare payments in Florida has been referred to the Civil Division of the United States Attorney for the Southern District of Florida. STAR has been advised by its regulatory counsel that they have been in contact with the Assistant United States Attorney assigned to the matter and they do not know at this time the extent of STAR's liability. Regulatory counsel has also advised STAR that it is likely STAR will have claims against third-parties (e.g., subcontractors and licensed home health agencies) for a portion of any liability of STAR. Management anticipates that this matter should be satisfactorily resolved.

           In December 1996, a survey by state and federal regulatory agencies was conducted at American. The findings of the initial survey indicated that a follow up survey was warranted. The findings of the survey, held in March 1997, were favorable and STAR was orally advised that only minor deficiencies existed. The final written report, confirming the surveyor's findings, has been received by STAR and confirmed the surveyor's verbal representations.

LIABILITY INSURANCE

           STAR's employees and independent contractors routinely make decisions which can have significant medical consequences to the patients in their care. As a result, STAR is exposed to substantial liability in the event of negligence or wrongful acts of its personnel. STAR maintains medical professional liability insurance providing for coverage in a maximum amount of $1,000,000 per claim, subject to a limitation of $10,000,000 for all claims in any single year. In addition, STAR requires that each independent contractor it refers to institutions for employment supply a certificate of insurance evidencing that such person maintains medical professional liability insurance providing for coverage of no less than $1,000,000 per claim. There can be no assurance, however, that STAR will be able to maintain its existing insurance at an acceptable cost or obtain additional insurance in the future, as required. Although, to date, no claim has been asserted against STAR, there can be no assurance  that  STAR's  insurance  will  be  sufficient  to  cover  liabilities resulting from claims that may be brought in the future. A partially or completely uninsured claim, if successfully asserted and of significant magnitude, could have a material adverse effect on STAR and its financial condition.




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EMPLOYEES

           As of April 21, 1997, STAR had 134 permanent employees. STAR also has a roster of temporary professional and paraprofessional employees (including registered nurses, licensed practical nurses, certified home health aides, certified personal care workers and nurses' aides). In the past, certain of STAR's registered nurses were compensated on an independent contractor basis. However, STAR currently treats such persons as employees. STAR has no union contracts with any of its employees and believes that its relationship with its employees and independent contractors is good. STAR pays its temporary employees at rates that it believes are competitive.

           As of April 21, 1997, Amserv and its subsidiaries employed 55 full-time and 1,200 part-time employees for its continuing operations. No employees are covered by a collective bargaining agreement.

DESCRIPTION OF PROPERTY

           STAR's executive offices consist of approximately 1,500 square feet of office space located in Hicksville, New York. The lease, from an unaffiliated landlord, expires on December 31, 1998 and provides for a base rent of $2,894 per month. STAR believes that its executive office space is sufficient for its present and reasonably foreseeable future needs.

           As of April 21, 1997, STAR had leases for office space in Brooklyn, New York, Huntington, New York, Coram, New York, Riverhead, New York, Long Beach, New York, Rome, New York, Oswego, New York, Syracuse, New York, Albany, New York, Yonkers, New York, Jamaica, New York, Miami, Florida, Hollywood, Florida and Lake Worth, Florida, from landlords unaffiliated with STAR or any of its executive officers or directors. The Brooklyn lease, which expires February 14, 2002, consists of 3,700 square feet and provides for a base rent of $7,655 per month. The Huntington lease, which expires May 31, 2001, consists of 2,000 square feet and provides for a base rent of $3,194 per month. The Coram lease, which expires July 1, 1999, consists of 1,200 square feet and provides for a base rent of $1,352 per month. The Riverhead lease expired January 31, 1997. STAR occupies such property as tenant, month to month, and it consists of 1,000 square feet and provides for a base rent of $1,087 per month. The Long Beach lease, which expires June 30, 2001, consists of 1,000 square feet and provides for a base rent of $1,183 per month, with annual increases of 2.5%. The Rome lease, which expires September 30, 1997, consists of 500 square feet and provides for a base rent of $400 per month. The Oswego lease, which expires September 1, 1997, consists of 500 square feet and provides a base rent of $395 per month. The Syracuse lease, which expires July 1, 2000, consists of 1,000 square feet and provides for a base rent of $1,292 per month. The Albany lease, which expires December 31, 1999, consists of 1,008 square feet and provides for a base rent of $1,092 per month with annual increases of 3%. The Yonkers lease, which expires January 1, 2002, consists of 750 square feet and provides for a base rent of $1,164 per month with annual increases of 4%. The Jamaica lease, which expires September 30, 1997, consists of 300 square feet and provides for a base rent of $575 per month. The Miami lease, which expires August 31, 1999, consists of 15,331 square feet and provides for a base rent plus tax of $27,657 per month. The Hollywood lease, which expires November 30, 1999, consists of 2,000 square feet and provides for a base rent plus tax of $3,195 per month. The Lake Worth lease, which expires February 15, 2000, consists of 1,200 square feet and provides for a base rent of $1,272 per month.

           Amserv leases, from unaffiliated landlords, seven office facilities, which are located in Edison, Elizabeth, Fairlawn, South Orange and Union City, New Jersey; Mansfield, Ohio; and La Jolla, California. The Edison lease, which expires December 31, 1998, consists of 4,215 square feet and provides for a base rent of $6,147 per month. The Elizabeth lease, which expires June 30, 1999, consists of 1,500 square feet and provides for a base rent of $2,000 per month. The Fairlawn lease, which expires June 14, 1999, consists



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of 2,113 square feet and provides for a base rent of $2,563 per month. The South
Orange lease, which expires June 30, 1997, consists of 950 square feet and provides for a base rent of $1,873 per month. The Union City lease, which expires September 30, 1999 consists of 1,250 square feet and provides for a base rent of $1,458. The Mansfield lease, which expires May 28, 1999, consists of 8,100 square feet and provides for a base rent of $2,000 per month. STAR believes that these facilities are adequate for the operations of Amserv.

LEGAL PROCEEDINGS

           A lawsuit was filed on November 14, 1996 in San Diego Superior Court (Case No. 705475), by Eugene J. Mora against Amserv, STAR, William Fellerman and Stephen Sternbach. Mr. Mora alleges that he was the President and Chief Executive Officer of Amserv, at the time of the merger between Amserv and STAR and that his employment contract with Amserv was breached when he was terminated by Amserv and STAR following the Merger.

           The complaint, which is for an aggregate of $2,300,000, alleges that pursuant to his employment contract, upon termination he would be entitled to five years of continued salary at $298,000 per year; an annual car allowance of $450 per month for the five year period; payment for unutilized vacation days for a total of $112,000; and the cash value of a whole life policy of life insurance, which premiums had been paid by Amserv, for an approximate value of $350,000 and approximately $48,000 in various fringe benefits. Mr. Mora further alleges that he had a contract which would result in him being hired as a consultant upon termination and this too was breached. Under this allegation, Mr. Mora seeks damages for two years consulting fee at $129,200 per year. Mr. Mora also seeks punitive damages, penalties and reimbursement of attorneys' fees.

           STAR does not believe that this matter will result in a material adverse impact on it.

           Except as otherwise provided in this Joint Proxy Statement/Prospectus, there are no legal proceedings to which STAR is currently a party or to which any of its property is subject, and STAR knows of no legal proceeding pending or threatened against either STAR or any director or officer of STAR in his or her capacity as such.





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



                 STAR'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

           The following discussion and analysis provides information which STAR's management believes is relevant to an assessment and understanding of STAR's results of operations and financial condition. This discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere herein.

RESULTS OF OPERATIONS.

           On August 23, 1996, STAR completed a merger (the "Amserv Merger"), accounted for as a pooling of interests, with AMSERV HEALTHCARE, INC. ("Amserv"), a health care service company that provides home care services, including personal care, such as assistance with the activities of daily living (e.g., eating, walking and grooming), and skilled nursing services, such as wound care and assistance with medications, injections and patient education, in New Jersey and Ohio. In accordance with the terms of the Amserv Merger, each share of common stock of Amserv, outstanding immediately prior to consummation of the Amserv Merger, was converted into .4090 shares of common stock of STAR. A total of 1,410,731 shares of STAR Common Stock were issued upon consummation of the Amserv Merger. STAR also assumed all outstanding options and other rights to acquire Amserv stock. The following results of combined operations for the periods ending February 28, 1997 and 1996 include the operations of both STAR and Amserv.

Nine months ended February 28, 1997 compared to quarter ended and nine months ended February 29, 1996.

           For the nine months ended February 28, 1997 net revenues increased $3,700,387 or 10% to $39,163,979 from net revenues of $35,463,592 for the nine months ended February 29, 1996. Such increase is primarily attributable to internal growth of revenue from Home Care.

           STAR's decided shift towards providing placement services of registered nurses and home health aides to patients for care at home ("Home Care") mirrors a changing social and economic attitude toward the de-institutionalization of patients. Due to the long hospital stays of some terminally ill patients and the greater costs associated with institutional treatment plans, STAR believes that the industry (i.e., hospital, insurance companies and home care agencies) trend is to find ways to care for patients in the home. STAR continues to devote its resources toward the growth in Home Care and believes this upward trend will continue in the future. Home Care revenues represented approximately 99% of fiscal 1997 net revenues and providing temporary health care personnel recruiting to hospitals and nursing homes represented approximately 1% of fiscal 1997 net revenues.

           Gross profit margins were approximately 35% for the nine months ended February 28, 1997 and 1996.

           Selling, general and administrative expenses ("SG&A") and depreciation and amortization as a percentage of net revenues were 28% for the nine months ended February 28, 1997 as compared with 31% for the nine months ended February 29, 1996. Such decrease is primarily attributable to the increase in revenues being without a proportionate increase in back office overhead.

           Income from operations increased $231,733 or 36% to $874,440 for the quarter ended February 28, 1997 compared with $642,707 for the quarter ended February 29, 1996. Income from operations increased $956,699 or 66% to $2,406,319 for the nine months ended February 28, 1997 compared with $1,449,620 for



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the  nine  months  ended  February  29,  1996.   Such  increases  are  primarily
attributable to increased revenues and stabilization of costs, mainly back office overhead.

           The Company incurred a one-time charge of $2,808,223 for acquisition costs, legal fees and restructuring expenses associated with the Merger, which contributed to a net loss for the nine months ended February 28, 1997 of $297,561 compared with net income of $766,342 for the nine months ended February 29, 1996.

Year Ended May 31, 1996 Compared to Year Ended May 31, 1995

           Net revenues increased $10,732,899 or 28% to $49,162,934 for the fiscal year ended May 31, 1996 over net revenues of $38,430,035 for the fiscal year ended May 31, 1995. Approximately 53% of the increase was due to the acquisition of certain assets of Long Island Nursing Registry ("LINR") (see Note 2 to the Consolidated Financial Statements included elsewhere in this report). LINR was exclusively involved in the business of providing Home Care. The remainder of the increase was due to a general upward trend in Home Care. Net revenues from Home Care increased by $10,313,394 or 41% while net revenues from Hospital Staffing decreased by $419,505 or 25%.

           STAR's decreased revenues from temporary health care personnel recruiting to hospitals and nursing homes ("Hospital Staffing") resulted from a general decline in demand for these services.

           Home Care revenues represented approximately 98% of 1996 net revenues and Hospital Staffing represented approximately 2% of 1996 net revenues.

           Gross profit margin percentages for the fiscal years ended May 31, 1996 and 1995 were 35%.

           SG&A as a percentage of net revenues were 30% in both 1996 and 1995.

           Net income increased by $331,238 or 41% to $1,143,259 for the fiscal year ended May 31, 1996 over net income of $812,021 for the fiscal year ended May 31, 1995. The increase occurred primarily because of the increased revenues from Home Care.

           STAR's effective tax rate for 1996 was 33% as compared to 38% in 1995. The decrease in the effective tax rate is due to the reversal of the valuation allowance that fully reversed net deferred tax assets at May 31, 1995 that is now judged more likely than not to be realized.

Year Ended May 31, 1995 Compared to Year ended May 31, 1994

           Net revenues increased $8,735,857 or 29% to $38,430,035 for the fiscal year ended May 31, 1995 over net revenues of $29,694,178 for the fiscal year ended May 31, 1994. Approximately 27% of the increase was due to a full year of operations of STAR's North Central division, which was acquired in June 1994. (See Note 2 to the Supplemental Consolidated Financial Statements included elsewhere in this report). Approximately 20% of the increase was due to the acquisition of certain assets of DSI Health Care Services in November 1993. (See
Note 2 to the Consolidated Financial Statements included elsewhere in this report). The remaining increase was due to a general upward trend in the Home Care business which required the opening of new locations which were in operation for all of fiscal 1995 and 1994. Net revenues from Home Care increased $9,923,240 or 37% while net revenues from Hospital Staffing decreased by $1,187,383 or 41%.

           STAR's decreased revenues from Hospital Staffing resulted from a general decline in demand for these services.

           Home Care revenues represented approximately 95% of 1996 net revenues and Hospital Staffing represented approximately 5% of 1995 net revenues.

           The Gross profit margin percentage for each of the fiscal years ended May 31, 1995 and 1994 was 35%.

           SG&A as a percentage of net revenues was 30% in both 1995 and 1994.

           Income from continuing operations increased by $400,490 or 112% to $758,036 for the fiscal year ended May 31, 1995 over income from continuing operations of $357,546 for the fiscal year ended May 31, 1994. The increase occurred primarily because of the increased revenues from Home Care.

           During fiscal 1994, STAR discontinued operation of its temporary nursing services business and recorded a loss from discontinued operations of $710,636 and an after-tax loss on the anticipated disposal of discontinued operations of $1,167,949. During fiscal 1995, the temporary nursing services business was sold and after recognizing the 1994 writedown, an after-tax gain of $30,302 was recognized. The 1995 gain resulted from the difference between the actual and estimated loss on the disposal. See Note 7 of the Notes to Supplemental Consolidated Financial Statements included elsewhere in this report for additional details.

           STAR's effective tax rate for 1995 was 38% as compared to 44% in 1994. The decrease in the effective tax rate is due to the result of the tax benefit from measuring cumulative temporary differences in connection with the disposal of the temporary nursing services business which reversed in fiscal 1995, and growth of STAR's business in Florida which has a lower rate than New York, as well as the use of certain federal tax credits.

           In October 1994, a subsidiary of STAR received from the Internal Revenue Service ("IRS") a formal report proposing an adjustment in taxes of $1,222,220 for the years 1989 through and including 1993. On October 12, 1995, that subsidiary signed a closing agreement with the IRS providing for zero tax liability. The subsidiary agreed to treat all skilled nurses providing Hospital Staffing services as employees for federal employment tax purposes commencing January 1, 1996. As skilled Hospital Staffing services currently represent only 2% of revenues, this change is not expected to have a significant impact on earnings.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

           As of February 28, 1997 cash and cash equivalents were $78,574 as compared with $1,881,979 at May 31, 1996. The net decrease of $1,803,405 resulted primarily from the repayment of its revolving credit line.

           The nature of STAR's business requires weekly payments to its personnel at the time they render services, while it receives payment for services rendered over an extended period of time (60 to 180 days or longer), particularly when the payor is an insurance company, medical institution or governmental unit. Accounts receivable represent a substantial portion of current and total assets at February 28, 1997 and May 31, 1996. During the nine months ended February 28, 1997 and for the year ended May 31, 1996, accounts receivable turnover was approximately 71 days.

           STAR currently has available a line of credit with a bank which allows for maximum borrowings of $8,000,000. This line of credit expires on October 31, 1998 and is subject to renewal. However, as STAR's business expands, additional financing may be required. Short-term borrowings at February 28, 1997 were $1,997,000 as compared to $3,280,000 at May 31, 1996.

           On January 3, 1997, STAR entered into the Merger Agreement Pursuant to the terms of the Merger, STAR will pay $2,400,000 in cash (plus cash payments to dissenting shareholders, if any) and $4,850,000 in stock (less the amount that would have been paid to dissenting shareholders, if any) or $7,250,000 cash at STAR's option (the "Cash Option").

           Unless STAR exercises the Cash Option, in which case STAR would have to raise $7,250,000 through additional borrowing or otherwise, STAR does not anticipate any extraordinary material cash commitments for capital expenditures for STAR's current fiscal year and STAR believes that cash generated from operations, together with borrowings available under its existing line of credit, will be sufficient to meet its short-term and long-term liquidity needs.

           Unless STAR exercises the Cash Option, STAR intends to meet its long-term liquidity needs through available cash, cash flow and, if necessary, STAR's bank line of credit. To the extent that such sources are inadequate, STAR will be required to seek additional financing. In such event, there can be no assurance that additional financing will be available to STAR on satisfactory terms.

           In addition, STAR is continually exploring possible acquisitions of compatible companies in the health care business. If any such acquisition were to be made with available cash, STAR's long-term liquidity would depend to a greater extent on cash flow and the line of credit.


          OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF STAR

           Set forth below is the ownership of the STAR Common Stock at April 21, 1997 by (i) the only persons or groups who were owners of record or were known by STAR to beneficially own more than 5% of the outstanding shares of STAR Common Stock; (ii) each director of STAR; (iii) the executive officer named in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION OF STAR" below; and (iv) all directors and executive officers of STAR as a group. STAR understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares of STAR Common Stock attributable to such owner.


                                        Number of
      Name and Address                 Beneficially                   Percent
    of Beneficial Owner                Shares Owned*                of Class (1)
    -------------------                -------------                ------------

Stephen Sternbach                      1,139,692(2)                     27.64%
c/o STAR Multi Care Services, Inc.
99 Railroad Station Plaza
Hicksville, NY 11801

William Fellerman                         56,236(3)                      1.39%
c/o STAR Multi Care Services, Inc.
99 Railroad Station Plaza
Hicksville, NY 18801

                                        Number of
      Name and Address                 Beneficially                   Percent
    of Beneficial Owner                Shares Owned*                of Class (1)
    -------------------                -------------                ------------

Charles Berdan                             1,019                       **
281 Potomac Drive
Basking Ridge, NJ 07920

John P. Innes II                           1,113                       **
8 Breckenridge Lane
Savannah, GA 31411

Matthew Solof                              3,540                       **
33 Fairbanks Boulevard
Woodbury, NY 11797

Melvin L. Katten                           56,913                      1.46%
1480 Tower Road
Winnetka, IL 60093

Gary L. Weinberger                          8,400                       **
38 Clayton Drive
Dix Hills, NY

Eugene J. Mora                            210,175(4)                   5.20%
3252 Holiday Court, Suite 204
LaJolla, CA 92037

Heartland Advisors, Inc.                  235,716(5)                   5.85%
790 North Milwaukee Street
Milwaukee, WI 53202

All directors and executive             1,712,804                     40.93%
officers of STAR as a group
(7 persons)

------------------------

* All share amounts have been adjusted to take into account the stock dividends effectuated on May 30, 1995, January 12, 1996 and November 4, 1996, respectively.

**   Indicates less than 1% of the outstanding shares of STAR's Common Stock.

(1) Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) Includes 119,606 shares of STAR's Common Stock owned by the Stephen Sternbach Family Trust; Mr. Sternbach disclaims beneficial ownership with respect to these shares. Also includes 137,574 shares of the STAR's Common Stock which Mr. Sternbach has a currently exercisable option to purchase pursuant to the STAR's 1992 Stock Option Plan.

(3) Includes 24,068 shares of STAR's Common Stock owned by Mr. Fellerman's wife; Mr. Fellerman disclaims beneficial ownership with respect to these shares of STAR's Common Stock. Also includes 3,406 shares owned by the William Fellerman CPA PC Pension Trust Fund. Also includes 28,512 shares of the STAR's Common Stock which Mr. Fellerman has a currently exercisable option to purchase pursuant to the STAR's 1992 Stock Option Plan.

(4) Includes 15,030 shares of STAR's Common Stock which Mr. Mora has a currently exercisable option to purchase pursuant to the options assumed by STAR upon consummation of the Amserv Merger.

(5) Based upon a copy of a Schedule 13G/A (dated February 12, 1997) received by STAR.

                               MANAGEMENT OF STAR

           The directors and executive officers of STAR, their ages and present positions with STAR are as follows:

                                                                        DIRECTOR
                NAME       AGE        POSITION HELD WITH STAR             SINCE

Stephen Sternbach           43     Chairman of the Board of Directors,
                                   President and                            1987
                                   Chief Executive Officer

William Fellerman#          53     Chief Financial Officer,                 1990
                                   Secretary, Treasurer,
                                   Director
Charles Berdan +*x#         48            Director                          1994
John P. Innes II +*x        63            Director                          1991
Matthew Solof +*x           44            Director                          1992
Melvin L. Katten            61            Director                          1996
Gary L. Weinberger#         48            Director                          1996
------------------------
+          Member of Compensation Committee
*          Member of Stock Option Committee
x          Member of Audit Committee
#          Member of Compliance Committee

BACKGROUND OF DIRECTORS:

           Stephen Sternbach has been the Chairman of the Board of Directors, President and Chief Executive Officer of STAR since 1987.

           William Fellerman has been the Chief Financial Officer, Secretary and Treasurer of STAR since November 1992 and a director of STAR since 1990. Mr. Fellerman is a certified public accountant and was, until June 15, 1994, a partner in the accounting firm of Fellerman, Cohen and Tempesta and had been for more than the five years prior thereto.

           Charles Berdan became a director of STAR in April 1994 and served as a Branch Manager of STAR from September 1993 to March 1994. Since April 1994, Mr. Berdan has served as a Sales Executive for Automatic Data Processing, Inc. ("ADP"), a provider of information services. From January 1993 to September 1993, Mr. Berdan was a Vice President of the Senior Bulletin, a newspaper, which STAR purchased in September 1993. He also served from July 1990 through July 1992 as a Division Vice President of Managistics, Inc., a payroll services company. For at least the two years prior to July 1990, Mr.
Berdan was a Vice President of ADP.

           John P. Innes II has been a director of STAR since 1991. Since May of 1996, he has been Special Counsel to ValuJet Airlines. He has acted as a private investor and consultant since July 1994. Previously, he was the Chairman of Commonwealth Associates, an investment bank, from January 1992 to June 1994. Mr. Innes also has served as Managing Director of Sabre Insurance Company, a casualty insurance company (1986-

1991), President of Boxhall Group, Inc., a holding company for Sabre Insurance Company (1986- 1991), Vice Chairman of the Board of Directors of Wheeling-Pittsburgh Steel Corporation, an integrated steel manufacturing company (1987-1990) and a private investor and consultant (1990-1992).

           Matthew Solof has been a director of STAR since November 1992. Since 1991, he has been the President and Chief Executive Officer of AMI Group, a real estate development and acquisition company, and President and Chief Executive Officer of Mercantile Mortgage Association, a mortgage lending company. From 1983 to 1992, Mr. Solof was a trader at IRV Companies, a firm which specializes in oil trading, and from 1981 to 1991 he was President and Chief Executive Officer of Matthew Solof Trading Company, a firm which also specializes in oil trading.

           Melvin L. Katten, an attorney, has been a Senior partner in the Chicago law firm of Katten Muchin & Zavis since 1974. He was a director of Amserv from 1985 until consummation of the Amserv Merger in August 1996. Mr. Katten also serves as a director of Washington Scientific Industries, Inc., a publicly-held company.

           Gary L. Weinberger has been engaged in the private practice of orthodontics for more than the past twenty years. In addition, Dr. Weinberger is engaged as a consultant on financial planning and management. Dr. Weinberger is a member of the International Board of Standards and Practices for Financial Planners, the International Association of Financial Planners and the American Association of Orthodontists.

                         EXECUTIVE COMPENSATION OF STAR


           The following table provides information with respect to all compensation paid or accrued by STAR during the three fiscal years ended May 31, 1996 to Stephen Sternbach, STAR's Chief Executive Officer, the only executive officer of STAR whose salary and bonus for fiscal 1996 exceeded $100,000.

                                                      SUMMARY COMPENSATION TABLE


NAME AND                         ANNUAL COMPENSATION         LONG TERM COMPENSATION
PRINCIPAL                                                             AWARDS                ALL OTHER
POSITION                  YEAR   SALARY($)   BONUS($)    SECURITIES UNDERLYING OPTIONS(#)
--------                  ----   ---------   --------    --------------------------------
COMPENSATION(1)
---------------
Stephen Sternbach         1996   $250,000   $34,371                   21,000                 $10,000
Chief Executive Officer,  1995   $225,000      --                       --                   $10,000
President and             1994   $225,000      --                     61,938                 $ 5,000
Chairman of the Board

-----------------------
(1) Represents amounts credited by STAR to a book reserve account as contingent deferred compensation for the benefit of Mr. Sternbach pursuant to a Non-Qualified Retirement and Death Benefit Agreement between STAR and Mr. Sternbach.

                                  OPTION GRANTS IN LAST FISCAL YEAR

               NUMBER OF
              SECURITIES     PERCENT OF TOTAL
              UNDERLYING      OPTIONS GRANTED
                OPTIONS        TO EMPLOYEES    EXERCISE PRICE                      POTENTIAL REALIZABLE VALUE AT
    NAME      GRANTED (#)     IN FISCAL YEAR       ($/SH)      EXPIRATION DATE     ASSUMED ANNUAL RATES OF STOCK
    ----      -----------     --------------      --------     ---------------        PRICE APPRECIATION FOR
                                                                                          OPTION TERM(1)
                                                                                          --------------
                                                                                   5%($)                10%($)
                                                                                   -----                ------
Stephen         21,000              26%            $6.53         May 16, 2001     $38,000                $84,000
Sternbach

----------------

(1) Represents possible gains, assuming that the market price for STAR's Common Stock appreciates during the option term at annualized rates of 5% and 10%, respectively.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

           No options were exercised by Mr. Sternbach during the fiscal year ended May 31, 1996. The following table contains information concerning the number and value, at May 31, 1996, of unexercised options held by Mr. Sternbach:

                                                              VALUE OF UNEXERCISED
                          NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS HELD AT
                     OPTIONS HELD AT FISCAL YEAR-END            FISCAL YEAR-END
NAME                   (EXERCISABLE/UNEXERCISABLE)       (EXERCISABLE/UNEXERCISABLE)(1)
Stephen Sternbach               162,574/0                           $735,484
----------

(1) Fair market value of underlying securities (the closing price of STAR's Common Stock on the Nasdaq National Market) at fiscal year end (May 31,
     1996), minus the then effective exercise price.

STANDARD REMUNERATION OF DIRECTORS

           STAR's non-employee directors are paid a fee of $750 for each Board of Directors meeting which they attend. They are not paid any additional fee for serving on any committees of the Board of Directors.

EMPLOYMENT AGREEMENTS

           STAR has an employment agreement with Stephen Sternbach dated as of December 18, 1996 (the "Sternbach Employment Agreement"). The Sternbach Employment Agreement has a term of five years and provides for an initial annual salary of $250,000 (subject to annual increase by the amount of the increase in the Consumer Price Index from the immediate preceding year) plus a bonus of 6% of STAR's net profit before taxes in excess of $1,200,000, not to exceed an aggregate annual bonus of $500,000. The Sternbach Employment Agreement provides that after a Change in Control (as defined in the Sternbach Employment Agreement) of STAR has occurred, if either Mr. Sternbach terminates his employment within six months after he has obtained actual knowledge of the Change in Control or STAR (or any successor thereto) terminates his employment with STAR within one year after the Change in Control, Mr. Sternbach will be entitled to receive (i) his salary, bonuses, awards, perquisites and benefits including, without limitation, benefits and awards under STAR's stock option plans and pension and retirement plans and programs, accrued through the date Mr. Sternbach's employment with STAR is terminated and (ii) a lump-sum payment in cash equal to 2.99 times Mr. Sternbach's base amount.

           STAR and Mr. Sternbach are also parties to a Consulting Agreement (the "Sternbach Consulting Agreement") pursuant to which STAR has agreed to retain Mr. Sternbach as a consultant for a period of two years from the time that his employment with STAR terminates. Pursuant to the Sternbach Consulting Agreement, STAR has agreed to pay Mr. Sternbach $150,000 per year and he will be entitled to participate in the health insurance and similar benefits which STAR provides to any of its other consultants.

           In addition, STAR and Mr. Sternbach are parties to a Non-Qualified Retirement and Death Benefit Agreement dated February 1, 1994, pursuant to which STAR credits to a bank reserve (the "Deferred Compensation Account") established for that purpose, an amount not to exceed 10% of Mr. Sternbach's gross annual salary during Mr. Sternbach's employment with STAR. Any funds so credited to the Deferred

Compensation Account may be kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities or other assets as may be selected by the Company's Chief Financial Officer in his discretion. Mr. Sternbach has agreed to assume all risk in connection with any decrease in value of the funds which are invested. Unless otherwise forfeited, Mr. Sternbach shall be entitled to the Deferred Compensation Account upon his termination, disability or death or if STAR is involved in a merger or is acquired by another company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Stephen Sternbach has outstanding loans in the principal amount, as of April 21 , 1997 of $94,937 from STAR and a subsidiary of STAR. The loan from the subsidiary has been assigned to the Company. These loans bear interest at 6% per annum and each have a scheduled maturity date of August 1, 1998.

           In connection with services provided to STAR during the fiscal years ended May 31, 1995 and 1996, STAR paid William Fellerman, CPA, P.C., approximately $100,000 each year. Mr. Fellerman, a director, Chief Financial Officer, Treasurer and Secretary of STAR, is the sole shareholder of that corporation.

                                BUSINESS OF EFCC

GENERAL

           EFCC is in the business of providing home health care services, principally personal hygiene, homemaking, general patient safety, and to a lesser extent nursing services ("Home Care"), primarily through contracts with government agencies under the Medicaid program. EFCC is a holding company which derives 100 percent of its revenues from the operation of TPC, an 83 percent owned subsidiary. Prior to, and as a condition to the consummation of the Merger, TPC will be merged into EFCC and the separate corporate existence of TPC will end. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF EFCC."

           EFCC was incorporated in New York on May 10, 1978 under the name M.A.E. Enterprises, Inc. In 1980, its name was changed to Cosmetic Sciences, Inc; which was changed again in 1996 to Extended Family Care Corporation, its current name.

           In 1980, EFCC completed its initial public offering of 1.5 million shares of common stock, raising gross proceeds of $1.5 million. Between 1980 and 1985, EFCC engaged in research, development, marketing and distribution of medical devices and cosmetics. These products never proved to be commercially viable, and by the mid-1980's the development of these products were discontinued and the subsidiaries through which these businesses were operated were dissolved.

           In August 1984, EFCC entered the Home Care industry by acquiring all of the outstanding shares of TPC, which at the time was providing Home Care services in New York and New Jersey. In December 1984, the then shareholders of EFCC received as a dividend approximately 17 percent of the outstanding common stock of TPC, leaving TPC as an approximately 83 percent owned subsidiary of EFCC.

           On April 25, 1985, TPC entered into an agreement to acquire all of the outstanding stock of A-Round the Clock Nursing Services, Inc. ("A-Round the Clock"), a home health care company doing business in New Jersey. In December 1985, a Form S-1 Registration Statement was declared effective in anticipation of an initial public offering by TPC. Proceeds from this offering were to provide the funding for the acquisition of A-Round the Clock. However, the underwriter terminated the offering, and TPC was unable to find another underwriter to complete the offering. TPC was forced to borrow the funds required to consummate the acquisition of A-Round the Clock. The burden of the additional debt service, coupled with the increased demand for working capital, further reduced cash flow. Facing bank foreclosure of liens upon TPC's accounts receivable, significant tax arrears and cash shortfalls, EFCC and TPC filed a petition under Chapter 11 of the U.S. Bankruptcy Code, in the U.S. Bankruptcy Court, Southern District, New York, in August 1986.

           Following the filing of the bankruptcy petition, TPC continued to operate its Home Care business as a debtor in possession. In July 1987, a secured lender foreclosed its liens on the common stock of A-Round the Clock, and took possession and control of the business of A-Round the Clock. TPC continued to provide Home Care services with operating branches in Hempstead, New York and Hackensack, New Jersey.

           In 1992, the EFCC's headquarters were moved from Hempstead, New York to Carle Place, New York. In March 1994, TPC opened a branch office in Irvington, New Jersey, which moved in March 1996 to East Orange. In February 1995, a satellite office of the Hackensack branch office was opened in Paterson, New Jersey, which relocated to Clifton, New Jersey on or about April 15, 1996. In August 1995, a TPC satellite office was opened in Jersey City, New Jersey, which office was sold in December, 1996. In March

1996, a satellite office was opened in Elizabeth, New Jersey, which office was closed in September, 1996. In May 1996, a branch office was opened in Allentown, Pennsylvania. In the first quarter of 1997 (i) the East Orange office and Hempstead office were closed and its staff and patients integrated into existing facilities of STAR; and (ii) the Hackensack office was closed and integrated into EFCC's Clifton office.

           In October 1993, and in connection with EFCC's Amended Plan of Reorganization adopted in 1992, an investment group, COSS Holding Corp. ("Coss"), invested cash of $250,000 in EFCC and thereby became the holder of approximately 66 percent or 12,748,658 shares of EFCC's common stock. See "Bankruptcy Proceedings"

           On October 31, 1995, EFCC, TPC and Coss entered into an agreement with Arbor, pursuant to which EFCC granted Arbor the option to purchase 13 million newly issued shares of its common stock for $1.3 million, ($.10 per share). Arbor exercised this option in two installments, on August 21, 1996 and October 31, 1996, thus becoming the owner of approximately 40% of EFCC's outstanding stock. In addition, in June of 1996, Coss placed its holdings of EFCC's common stock in a voting trust, providing Arbor the right to direct the voting of such shares and to thus elect a majority of the board of directors of EFCC. EFCC, Coss and Arbor have also entered into various agreements relating to Coss' holdings of EFCC's common stock, but these agreements, as well as the voting trust arrangement as to Coss' shares of EFCC, will terminate upon the completion of the STAR Merger. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF EFCC."

           On October 31, 1995, EFCC entered into an agreement with Arbor Management, LLC (in which Ivan Kaufman owns a 99% interest), for a two year term, pursuant to which EFCC will pay $7,500 a month to Arbor Management, LLC for management services, including accounting, finance, human resources and marketing, rendered to EFCC. This agreement will also terminate as of the completion of the STAR Merger.

HOME CARE SERVICES

           According to published industry data, the home care industry in 1994 constituted a $23 billion market with an annual growth rate exceeding 20 percent. Primary reasons cited for such rapid growth include: (1) the general aging of the United States' population; (2) the cost savings achievable through at-home treatment as an alternative to hospital care; (3) medical and technological advances which enable a growing number of treatments to be administered at home rather than in a medical facility; and (4) insurance (both government regulated and private) reimbursement policies which provide certain incentives to minimize the length of in-patient hospital care.

           TPC provides its patients the services of certified home health aides, personal care aides, homemakers and to a lesser extent registered and licensed practical nurses. These individuals are part-time employees of TPC who work for TPC as needed. TPC's active roster of Home Care personnel includes approximately 487 paraprofessionals and 30 nurses.

           TPC requires its paraprofessionals and nurses to meet certain licensing, certification, and/or other requirements. TPC conducts mandatory in-service classes for its nurses and paraprofessionals both to meet New York and New Jersey continuing education requirements and to fulfill TPC's own quality assurance standards. These in-service classes typically last between three and six hours and are offered periodically. They are taught by health care professionals selected by TPC for their expertise in their fields, including nurses, physical therapists, social workers and occasionally physicians. All field staff employees are subject to an internal review not less than every 60 days.




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           TPC was recently surveyed by the Joint Commission on Accreditation of
Healthcare Organizations (JCAHO) and, in February 1996, was found to meet the requirements for accreditation. JCAHO is the accrediting body for hospitals; its accreditation enhances TPC's contractual business. TPC's accreditation will expire in October 1998, at which time TPC must be resurveyed for the following three-year term.

PROCEDURE FOR A TYPICAL HOME CARE PLACEMENT

           When TPC accepts a new patient for service, TPC's Director of Nursing or nursing supervisor confers with the patient's physician and other medical and health care professionals (collectively, the patient's "Health Care Team") to
(1) obtain the physician's orders; (2) acquire a detailed description of the patient's medical problem; (3) determine the patient's specific home care requirements (the "Protocol"), including the plan of treatment and pharmaceutical services, products and equipment which will be needed; and (4) determine the type of personnel and the number of hours and shifts required. The Director of Nursing and/or a nursing supervisor seeks to verify all initial information received and selects the appropriate Home Care personnel to care for the patient.

           In a typical Home Care case, TPC's personnel assigned to the case visit the patient on a prescribed schedule to administer the Protocol and to provide other general care to the patient. All Home Care cases are supervised by a nursing supervisor to ascertain whether any problems have arisen in connection with the services. Occasionally EFCC acts as a subcontractor for other home care companies, implementing the patient Protocol under the direct supervision of the primary contractor. TPC's nurses and paraprofessionals are in frequent contact with the patient's Health Care Team.

CARE GIVERS

           TPC employs a variety of clinical and ancillary personnel as follows:

1. Certified Home Health Aides ("CHHA") provide assistance as prescribed by the physician in accordance with the Protocol and assist with personal hygiene, housekeeping, general patient safety and other supportive tasks. CHHAs hold a higher level of education, classroom training and field supervision than Personal Care Aides.

2. Personal Care Aides ("PCA") assist the patient with personal hygiene, dressing, bathing, meal preparation/feeding, housekeeping, general patient safety and other activities of daily living.

3. Homemakers assist with light housekeeping, meal preparation and shopping.

4.         Registered  Nurses ("RN")  supervise and implement plans of treatment
as  mandated  by  a  physician,   administer   medication,   maintain   required
documentation and supervise all other non-RN health care employees.

5. Licensed Practical Nurses ("LPN") can administer certain medications and assist the RN's in performing certain procedures.

ORGANIZATIONAL STRUCTURE

BRANCH DESCRIPTION




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           TPC presently has two operating  branches,  utilizes  space in two of
STAR's facilities, and has a corporate headquarters. The branches are located in New York, New Jersey and Pennsylvania with a corporate headquarters located in New York. Each operating branch is licensed by the appropriate state agency for its location. Each operating branch is staffed by a director of nursing, nursing supervisors, a branch director, a personnel manager, staffing coordinator(s) and clerical personnel. TPC conducts its own in house state approved training courses to prepare qualified employees for employment. In addition, TPC maintains a recruiting program to attract qualified personnel to its staff.

CUSTOMERS

           TPC has four types of customers: public assistance agencies, other third party payers, insurance companies and private pay customers.

           Public assistance agencies, which provided approximately 80 percent, 81 percent and 71 percent of total TPC's revenues in 1996, 1995 and 1994, respectively, are billed directly for Home Care services provided to individuals who have qualified for Medicaid benefits. TPC's business in Nassau County, New York is tied directly to a single contract between TPC and the Department of Social Services in Nassau County. A substantial portion of TPC's business would be lost should this single contract be terminated. The contract with Nassau County is renewable on an annual basis and has been in existence in excess of ten years. TPC has no reason to believe that this contract will not be renewed in the future, however, there is no assurance that the contract will be renewed. However, if the Merger is consummated, TPC's contract with Nassau County will not be renewed because STAR already has a contract with the Department of Social Services providing Home Care services in Nassau County.

           In New Jersey, unlike New York, the New Jersey Department of Medicaid will grant a Medicaid contract to any accredited home health care agency. New business is obtained through referrals from physicians, county medical services, community organizations, hospital social service workers, nurses, insurance companies and the patient's family.

           Other third party payers, such as hospitals and other health care institutions, provided 14 percent, 11 percent and 12 percent of total TPC revenues, in 1996, 1995 and 1994, respectively. The third party payor subcontracts with TPC for Home Care services. These contracts are generally non-exclusive.

           The insurance segment of TPC's business represented approximately 1 percent, 2 percent and 7 percent of TPC's total revenues in 1996, 1995 and 1994, respectively. This business is dependent upon the insurer's decision to enter into various preferred provider networks ("PPO") and health maintenance organization networks ("HMO"). The insurance segment has become more closely linked to associations with various PPOs and HMOs. Therefore, TPC will have to develop alliances with such networks or risk the loss of business.

           Private pay customers represented approximately 5 percent, 6 percent and 10 percent of TPC's revenues in 1996, 1995 and 1994, respectively. These customers have determined, for a variety of reasons, including ineligibility of public assistance, or insurance benefits, to personally pay for the Home Care services provided by TPC. These customers are referred to TPC from a variety of sources.

           The charts below sets forth: (a) the percent of total TPC revenues by type of customer; (b) percent of total TPC revenues by state; and (c) TPC Medicaid revenues as percentages of total state revenues.




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



PERCENT OF TOTAL TPC REVENUES BY TYPE OF CUSTOMER

                                                         1996     1995     1994
                                                         ----     ----     ----

Medicaid (Through public assistance agencies)              80%      81%      71%
Other third party payers                                   14%      11%      12%
Insurance                                                   1%       2%       7%
Private pay                                                 5%       6%      10%
                                                          ---      ---      ---
                                                          100%     100%     100%

PERCENT OF TOTAL TPC REVENUES BY STATE

                                                         1996     1995     1994
                                                         ----     ----     ----

New York                                                   15%      25%      36%
New Jersey                                                 84%      75%      64%
Pennsylvania                                                1%      NA       NA
                                                          ---      ---      ---
                                                          100%     100%     100%

TPC MEDICAID REVENUES AS PERCENTAGES OF
TOTAL STATE REVENUES

                                                         1996     1995     1994
                                                         ----     ----     ----

New York                                                   74%      82%      84%
New Jersey                                                 81%      80%      63%
Pennsylvania                                               65%      NA       NA


GOVERNMENTAL REGULATION AND LICENSING

           EFCC's business is subject to substantial regulation by state and local authorities. These regulations can cause significant time delays, as well as additional costs, as TPC must comply with state eligibility standards for licensing and/or accreditation as a Home Care provider. The imposition of more stringent regulatory requirements or the denial, revocation, or suspension of any license or accreditation necessary for TPC to operate in a particular market could have a material adverse effect on TPC's operations.

           Medicaid reimbursement rates in New York and New Jersey are not negotiated by TPC, but are established by the respective states. Recent budgetary pressures at the federal and state governmental level, may in the future, reduce the allocation of federal and state budgetary dollars appropriated for the Medicaid program. Reductions may have a negative impact on TPC's revenues and profitability. Federal and state budgetary pressures may adversely impact TPC by: (1) reducing the Medicaid reimbursement rates paid by the state; (2) reducing the number of hours that will be reimbursed per case; and (3) reducing the funding of one or more public assistance agencies with which TPC presently does business. See "EFCC'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

           On July 9, 1996, authorities of the State of New Jersey met to discuss the reduction of Medicaid reimbursement rates for the year July 1, 1996 to July 1, 1997. This meeting did not result in material reduction in the Medicaid reimbursement rates for the period July 1, 1996 to July 1, 1997. During the quarter



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



ended March 31, 1996, a reduction in authorized Medicaid reimbursable hours per case was imposed by New York State. The results of this reduction did not have a material adverse effect on EFCC's results of operations for the fiscal year ended December 31, 1996. However, if a similar Medicaid reduction is imposed by the State of New Jersey, the results of this reduction would have a material adverse effect on EFCC's results of operations, as EFCC currently derives a majority of its revenues from New Jersey Medicaid reimbursements. EFCC cannot predict the magnitude of future reductions, if any, in Medicaid reimbursement rates or reimbursable hours.

           New York State requires approval of the Public Health Council of the New York State Department of Health ("NYPHC") for any change in a "Controlling Person" of an operator of a licensed health care services agency ("LHCSA"). Control of an entity is presumed to exist if any person owns, controls or holds the power to vote 10% or more of the voting securities of such entity. To the extent TPC or EFCC may seek to acquire control of an LHCSA, TPC would have to be granted the approval of the NYPHC prior to exercising control over such LHCSA. NYPHC approval is also required if any entity seeks control of more than 10 percent of the voting securities of EFCC or TPC. The NYPHC has approved the change of control that occurred from the acquisition by Coss of approximately 66 percent of EFCC's Common Stock and the change of control which occurred when Arbor acquired approximately 40 percent of EFCC's Common Stock. An application to permit STAR's control over EFCC pursuant to the Merger Agreement was approved on June 27, 1996. Such approval is a condition of the completion of the Merger.

           Health regulatory agencies of New York and New Jersey, where TPC operates, require satisfaction of certain standards with respect to personnel, services and supervision. Health regulatory agencies also require the establishment of a professional advisory group that includes at least one physician, one registered nurse and other representatives from related disciplines or consumer groups. TPC is currently in compliance with such standards.

           Applicable federal and state "anti-kickback" regulations in general provide that TPC may not make certain payments in order to receive referrals of patients. EFCC believes that it and TPC are in compliance with both state and Federal "anti-kickback" regulations.

COMPETITIVE CONDITIONS

           TPC's health care operations face competition in recruiting qualified health care personnel, securing customers and providing services, from numerous proprietary health care agencies and not-for-profit organizations, some of which are substantially larger and better financed than TPC.

           In New York, TPC has an annual contract with the Department of Social Services in Nassau County representing approximately 21 percent of TPC's total revenue in 1995 and 11 percent in 1996. This type of contract was awarded to approximately sixty home health care agencies, and currently, no additional agencies are permitted to bid on this contract. Cases are referred to agencies on a rotating basis. TPC is at a competitive disadvantage in other locations in New York State, since TPC does not have Medicaid contracts in areas other than Nassau County.

           In New Jersey, unlike New York, the New Jersey Department of Medicaid will grant Medicaid contracts to any accredited home health care agency. Each branch office of TPC has a contract with the New Jersey Department of Medicaid for billing and administrative purposes. For New Jersey, new business is dependent on referrals through physicians, county medical services, community organizations, hospital social service workers, nurses, insurance companies and the patient's family. Consequently, all of TPC's New Jersey business is subject to numerous competitive factors. TPC believes that prompt service, price



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(excluding  Medicaid  which by virtue of fixed  reimbursement  rates cannot be a differentiating factor), quality of service and the range of services offered are the principal factors which enable it to compete effectively in the New Jersey market.

MARKETING AND SALES

           TPC currently markets its health care personnel and services in Nassau and Queens counties in New York, in the eastern and northern counties in New Jersey and in Allentown, Pennsylvania. TPC's services are marketed by a team of professionals headed by a Regional Director, in each state. All of TPC's services are promoted through print and yellow page advertising, brochures, direct mail and visual presentations through field sales calls. Targeted clients are hospitals, nursing homes, retirement centers, social service agencies, senior citizen centers and other home care companies for sub-contract referrals. TPC's representatives maintain telephonic contact not only to maintain a relationship with existing referral sources, but also to establish new sources and markets. TPC's staff attend health care sponsored seminars and various trade shows and exhibitions.

LIABILITY INSURANCE

           TPC is exposed to potential liability in the event of negligence or wrongful acts of its personnel. TPC maintains liability insurance which it believes to be adequate. There can be no assurance, however, that TPC will be able to maintain its existing insurance at an acceptable cost or obtain additional insurance in the future as required. There can be no assurance that TPC's insurance will be sufficient to cover liabilities resulting from claims that may be brought in the future.

EMPLOYEES

           EFCC currently has approximately 557 active employees, 40 of which are full-time employees. TPC has no union contracts with any of its employees and believes that its relationship with its employees is good. TPC pays its employees at rates that it believes are competitive.

           EFCC is not aware of any current efforts to unionize in any of its branches. If such an effort were made, it is uncertain if same would be successful and if successful whether it would have a material effect upon EFCC's operations or financial condition.

SECURITIES FILINGS

           Since filing its petition for bankruptcy in 1986, until the filing of its Form 10-KSB for period ending December 31, 1995 (the "1995 10-KSB") EFCC has not filed any required reports under the Securities Exchange Act of 1934 (the "Exchange Act"). The last such report filed was EFCC's Form 10-K for the fiscal year ended December 31, 1985. During the years while in bankruptcy, EFCC did not possess adequate financial and staffing resources to produce audited financial statements and other reports as required by the Exchange Act. EFCC has filed reports required under the Exchange Act commencing with its 1995 Form 10- KSB.

           As a result of EFCC's past non-compliance with the Commission may determine to bring civil and administrative proceedings against EFCC. While the likelihood of such proceedings being brought is uncertain, if such proceedings were brought, EFCC could be subject to substantial monetary penalties and other administrative remedies.



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



THE SPECIAL DIVIDEND

           On January 21, 1997, EFCC paid a special cash dividend of $750,000 to its shareholders of record on January 13, 1997. This dividend was paid in contemplation of the Merger transaction. See the "THE MERGER - Background of the Merger" and "THE MERGER - Conditions of the Merger."

DESCRIPTION OF PROPERTY

           EFCC's corporate office is located in Carle Place, New York. The lease expires on November 30, 2000. EFCC leases 2,060 gross square feet at an annual rental of $39,140, with annual escalations of 12%.

           TPC's New York branch is located in Hempstead, New York. The space consists of 1,688 square feet for a rental period expiring on July 31, 2000 at an annual rental of $20,286. Employees and patient files of the Hempstead office were transferred to STAR's Hicksville office during the first quarter of 1997.

           TPC leases space for three locations in New Jersey.

           The East Orange, New Jersey branch office occupies approximately 2,250 square feet. The lease term runs from March 1, 1996 through February 28, 2001 at an annual rental of $29,400. The East Orange office's employees and patient files were transferred to STAR's South Orange, New Jersey office in the first quarter of 1997.

           The Hackensack, New Jersey branch office occupies approximately 2,000 square feet at an annual rental of $27,600, pursuant to a lease that expires on February 28, 2000. The employees of the Hackensack office were integrated into EFCC's Clifton, New Jersey office in the first quarter of 1997.

           The Clifton, New Jersey location serves as the New Jersey Regional Office. This location occupies approximately 3,500 square feet with an annual rental of $61,250. The lease term expires January 31, 2006. The Patterson, New Jersey satellite office was integrated into the Clifton Regional Office during April, 1997.

           TPC operates one office in Allentown, Pennsylvania. This office occupies 1,360 square feet. The base term runs from June 1, 1996 to June 30, 1999 at an annual rental of $22,576, plus 2.7% of total operating expense.

BANKRUPTCY PROCEEDINGS

           In 1986 EFCC and TPC filed for protection from their respective creditors under Chapter 11 of the U.S. Bankruptcy Code in the Southern District, New York. An Amended Joint Plan of Reorganization (the "Plan") dated February 5, 1992 was filed for both EFCC and TPC. The Plan was approved on March 23, 1992. Shareholders of EFCC prior to the bankruptcy filing retained ownership of their shares.

           There were seven classes of creditors. Some creditors withdrew their claims, some received cash or negotiated extended payment terms, and some were offered an option of receiving cash or newly issued common stock. The latter group of creditors received 1,388,959 shares of newly issued common stock in exchange for their claims.

           As noted above, COSS received 12,749,658 shares of newly issued common stock, representing, at that time, 66 percent of EFCC's outstanding common stock for a $250,000 cash investment.




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



           A Final Decree was entered on January 13, 1995 confirming that the Plan has been consummated permitting EFCC and TPC to emerge from bankruptcy proceedings.

        EFCC'S MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

           The following discussion and analysis provides information which EFCC's management believes is relevant to an assessment and understanding of EFCC's results of operations and financial condition. This discussion should be read in conjunction with the audited consolidated financial statements and related notes contained elsewhere in this filing.

OVERVIEW

           TPC's revenues are derived from providing Home Care services to individuals, in New York and New Jersey, through various contracts with government agencies (under the Medicaid program) and to a lesser extent hospitals, insurance companies, private pay and other third party payers.

INDUSTRY INFORMATION

           According to published industry data, the home care industry in 1994 constituted a $23 billion market with an annual growth rate exceeding 20 percent for this industry sector. Primary reasons cited for such rapid growth include:
(1) the general aging of the United States' population; (2) the substantial cost savings achievable through at-home treatment as an alternative to hospital care;
(3) medical and technological advances which enable a growing number of treatments to be administered at home rather than in a medical facility; and (4) insurance (both government regulated and private) reimbursement policies which provide certain incentives to minimize the length of in-patient hospital care. EFCC believes that the factors above will continue to contribute to steady growth for the home care industry.

           Discussions in New York and New Jersey at the executive and legislative branches of government, concerning a possible reduction of Medicaid reimbursement rates have taken place and such discussions may continue. On July 9, 1996, the legislature of the State of New Jersey met to discuss the reduction of Medicaid reimbursement rates for the year July 1, 1996 to July 1, 1997. The meeting did not result in a material reduction in Medicaid reimbursement rates for such period. During the quarter ended March 31, 1996, a reduction in authorized Medicaid reimbursable hours per case was imposed by the New York State Department of Social Services. While this reduction did not have a material adverse effect on EFFCC's results of operations for the fiscal year ended December 31, 1996, if a similar reduction were imposed by the State of New Jersey, where EFCC derives a majority of its revenues, there would be a material adverse effect on EFFCC. EFFCC cannot predict the magnitude of future reductions, if any, in Medicaid reimbursement rates or reimbursable hours.

RESULTS OF OPERATIONS

Quarter Ended March 31, 1997 Compared to Quarter Ended March 31, 1996

Net Patient Service Revenue: Net patient service revenue increased $337,047 or 17% to $2,321,939 for the quarter ended March 31, 1997 from $1,984,892 for the quarter ended March 31, 1996. The addition of one new satellite branch from March 31, 1996 to March 31, 1997 and three months of full operation during the quarter ended March 31, 1997 for a branch opened in February 1996 increased net patient service revenue by $221,098 or 11%. The balance of the increase in net patient service revenue was from existing branches, offset by the sale of the Jersey City branch in December 1996.



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



Cost of Services: Cost of services increased $278,794 or 22% to $1,525,058 for the quarter ended March 31, 1997 from $1,246,264 for the quarter ended March 31, 1996. The increase in cost of services is primarily due to increases in field staff payroll costs resulting from the increase in net patient service revenue. EFCC's growth in the number of cases serviced increased the need for additional field staff to service these cases.

Selling, General and Administrative Expenses: Selling, general and administrative expenses decreased $84,918 or 10% to $753,594 for the quarter ended March 31, 1997 from $838,512 for the quarter ended March 31, 1996. Selling, general and administrative expenses as a percentage of net revenues decreased to 32% for the quarter ended March 31, 1997 from 42% for the quarter ended March 31, 1996. This decrease is primarily attributable to an overall reduction in overhead expenses during the quarter ended March 31, 1997, resulting from EFCC entering into a consulting agreement with STAR on January 3, 1997 and resulting integration of certain administrative functions primarily offset by the payment of consulting fees to STAR

Provision (Benefit) For Income Taxes: Provision for income taxes increased by $51,500 to $13,000 for the quarter ended March 31, 1997 from a benefit of ($38,500) for the quarter ended March 31, 1996. The increase is primarily due to a $122,882 increase in pre-tax income.

Year Ended December 31, 1996 Compared to Year Ended December 31, 1995

Net Patient Service Revenue: Net patient service revenue increased $1,561,372 or 21% to $8,929,330 for the year ended December 31, 1996 from $7,367,958 for the year ended December 31, 1995. The addition of three new branches in 1996 increased net patient service revenue by $1,358,545 or 18%. The balance of the net increase in net patient service revenue resulted from (a) one branch location which opened in August 1995 and therefore generated a full year revenue in 1996 compared to four months of revenue in 1995; partially offset by (b) an overall decrease in pre-existing branch net patient service revenue. The decrease in pre-existing branch net patient service revenue was mainly due to an overall general decrease in authorized Medicaid reimbursable costs by New York State.

Cost of Services: Cost of services increased $937,358 or 20% to $5,643,554 for 1996 from $4,706,196 for 1995. The increase in cost of services is primarily due to increases in field staff payroll cost resulting from a 21% increase in net patient service revenue. EFFCC's growth in the number of cases serviced increased the need for additional field staff to service these cases.

Selling, General and Administrative Expenses: Selling, general and administrative expenses ("SG&A") increased $1,064,337 or 50% to $3,192,769 for 1996 from $2,128,432 for 1995. SG&A as a percentage of net revenues increased to 36% for 1996 from 29% for 1995. This increase is due to (a) higher administrative salaries, marketing and facility expenses associated with the additional branch locations and the increase in case volume; (b) EFCC's investment in its corporate infrastructure; and (c) increased professional fees due to the Company's commitment to resume filing the reports required under the Exchange Act.

Provision For Income Taxes: Provision for income taxes decreased by $154,000 or 74% to $55,000 for the year ended December 31, 1996 from $209,000 for the year ended December 31, 1995. The decrease is primarily due to a $403,645 or 84% decrease in pre-tax income and partially offset by an increase in EFCC's effective tax rate from 1995 to 1996.

LIQUIDITY AND CAPITAL RESOURCES

           The nature of EFCC's business requires weekly payments of wages to its personnel at the time they render services, while it receives payments for services rendered over an extended period of time (30 to 90



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



days). At March 31, 1997 EFCC's accounts receivable balance increased $105,366 to $1,171,643 from $1,066,277 at December 31, 1996. The increase in accounts receivable was due to increased net patient service revenue offset by a decrease in days sales in accounts receivable from approximately 54 to 44 days. At December 31, 1996 and December 31, 1995, EFCC's accounts receivable balances were $1,066,277 and $895,131, respectively. During 1996 and 1995, TPC's days sales in accounts receivable was approximately 47 days and 49 days, respectively.

           At March 31, 1997 EFCC had working capital of $815,125. Historically, EFCC's cash requirements have been met internally from operations. EFCC currently has no outstanding bank debt nor does it have any agreements for a line of credit. At December 31, 1996, EFCC had working capital of $1,527,503. Historically, EFCC's cash requirements have been met internally from operations. EFCC currently has no outstanding bank debt nor does it have any agreements for a line of credit.

           EFCC's working capital was reduced on January 21, 1997 as a result of the payment of a special dividend in the amount of $750,000. EFCC's working capital should be sufficient to fund existing operations for the next 12 months, but will not be sufficient to fund expanded activities if the Merger is not consummated. If the Merger is consummated, EFCC's capital requirements would be provided by STAR.

           Net cash provided by (used in) operating activities for EFCC was $137,528 for thequarter ended March 31, 1997 and ($264,403) for the quarter ended March 31, 1996. The change in cash provided by operating activities for the quarter ended March 31, 1997 and cash used in operations for the quarter ended March 31, 1996 was the result of increased gross profit, decreased selling, general and administrative expenses as a percentage and a decrease in the number of days sales in accounts receivable from approximately 54 days to 44days.

           In 1996, EFCC used cash for operating activities of $457,092 and in 1995, EFCC generated cash from operating activities of $555,433, respectively. The change in cash generated from operating activities in 1995 and cash used for operations in 1996 was a result of decreased income from operations, increased professional fees related to the anticipated Merger, increased accounts receivable due to increased revenues and the settlement of a pre-petition payroll tax claim by the IRS.

           During 1996, EFCC invested $122,979 in property and equipment primarily for purchases of computers, telecommunication equipment and furniture and equipment associated with EFCC's three new branch locations, including a regional office in Clifton, New Jersey, as well as increased purchases of computer equipment throughout 1996. During 1995 EFCC invested $57,373 in property and equipment primarily for purchases of computers, telecommunication equipment, and furniture and equipment associated with EFCC's two new branch locations.

           In 1996, EFCC was provided cash through financing activities of $1,134,701 and in 1995, EFCC used cash in financing activities of $83,687. The change in cash used in financing activities in 1995 and cash provided by financing activities in 1996 was primarily due to the $1,250,000 net cash proceeds received by EFCC in 1996 from the exercise of the Arbor stock options. In 1995, EFCC used cash to pay down $83,687 in various loan and capital lease obligations.

INFLATION AND SEASONALITY

           Medicaid reimbursements, which represent EFCC's principal source of revenue, have historically been adjusted to keep pace with inflation. There can be no assurance that future Medicaid reimbursement will keep pace with inflation.

           EFCC's business is generally not subject to seasonal trends.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

           Effective February 19, 1996, EFCC dismissed Rose, Michlin, Karpf & Co. ("Rose, Michlin") as its independent auditor for the audit of its financial statements. The new independent auditor to be engaged by EFCC to audit EFCC's financial statements, effective February 19, 1996, is Carpenter & Onorato, P.C.

           Rose, Michlin did not complete the audit of EFCC's financial statements for the two most recent fiscal years 1994 and 1995. However, during these years there were no disagreements with Rose, Michlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Further, EFCC was not advised by Rose, Michlin during this period of the existence of any of the events described in Item 304(a)(1)(B) of Regulation S-B.

          OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF EFCC

(a)        Security Ownership of certain beneficial owners.

           The following sets forth the holdings of any person known by the issuer to be the beneficial owner of more than five percent of EFCC's Common
Stock:

                                      EFCC

                                                AMOUNT AND NATURE
                   NAME AND ADDRESS OF          OF BENEFICIAL        PERCENT
TITLE OF CLASS     BENEFICIAL OWNER             OWNERSHIP            OF CLASS


Common Stock       Coss Holding Corp.           12,749,658           39.84%
                   1 Old Country Road
                   Suite 335
                   Carle Place, NY 11514

Common Stock       Arbor Home Health Care       25,749,658 (1)       80.47%
                   Holdings, LLC
                   333 Earle Ovington Blvd.
                   Uniondale, NY 11553

Common Stock       Ivan Kaufman                 25,749,658 (1)(2)    80.47%
                   c/o Arbor Home
                   HealthCare Holding, LLC
                   333 Earle Ovington Blvd.
                   Uniondale, NY 11553
---------------------------------------

(1) Includes 13 million shares owned directly and also includes voting power over 12,749,658 shares owned by Coss Holding Corp. pursuant to a voting trust. (See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF EFCC").

(2) Ivan Kaufman owns a 99 percent membership interest in Arbor Home Health Care Holding, LLC and is its controlling member.

(b)        Security Ownership of Management.

           The following sets forth the holdings of all of EFCC's directors, executive officers and director nominees, as well as all directors and officers as a group:


                  NAME AND                   AMOUNT AND
                  ADDRESS OF                 NATURE OF
TITLE             BENEFICIAL                 BENEFICIAL          PERCENT
OF CLASS          OWNER                      OWNERSHIP           OF CLASS

Common Stock      Steven Gorenstein              0                0
                  16 Barrington Place
                  Dix Hills, NY  11747

Common Stock      Robert Kohlmeyer (1)           0                0
                  86 Hilltop Drive
                  Smithtown, NY  11787

Common Stock      Paul Elenio                    0                0
                  c/o Extended Family
                     Care Corporation
                  1 Old Country Road
                  Carle Place, NY  11514

Common Stock      Joseph Heller                  0                0
                  c/o Arbor Management, LLC
                  333 Earle Ovington Blvd.
                  Uniondale, NY  11553

Common Stock      All directors and              0                0
                  executive officers
                  as a group

-------------------------------------

           Coss Holding Corp. has five directors: Robert Kollmeyer, Steven Gorenstein, Pamela Robb, Donald Lia and John Curtin. Arbor also received a pledge of Coss' EFCC Shares and a pledge of certain shares of Coss in connection with loans made to Coss and certain shareholders of Coss.

(c)        Changes in control

           Coss has placed all of its 12,749,658 shares of EFCC's Common Stock (the "Coss Shares"), representing approximately 40 percent of the currently outstanding Company Common Stock, in a voting trust. Arbor has the right under this voting trust to direct the voting of all of the Coss Shares and to nominate a majority of EFCC's Board of Directors. (See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF EFCC".)

      DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS OF EFCC

           The directors and executive officers of EFCC are as follows:


       NAME                        AGE            POSITION
       ----                        ---            --------

CURRENT DIRECTORS AND OFFICERS
------------------------------
Joseph Heller                      33    Vice President/Acting Chief Executive
                                         Officer/Principal Financial
                                         Officer/Controller and Director
Paul Elenio                        30    Director and Former Vice President/
                                         Former Controller/ Former Principal
                                         Financial Officer
Robert Kohlmeyer                   42    Secretary/Treasurer and Director

FORMER DIRECTORS AND OFFICERS
-----------------------------
Mary Ann Page                      55    Former Chief Executive Officer/Former
                                         Vice-President and Former Director
Patricia Cantalupo                 37    Former Vice-President and Former
                                         Director

Steven Gorenstein                  53    Former President/Former Chief Executive
                                         Officer and Former Director

JOSEPH HELLER

           Mr. Heller was appointed Vice President of EFCC in March, 1996, principal financial officer and controller in January, 1997, and acting Chief Executive Officer in April, 1997. Mr. Heller has been a director of EFCC and TPC since September, 1996. From August 1995 to the present, Mr. Heller also has been a Vice President of Arbor, a holding company which owns 40% of the currently outstanding shares of EFCC. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." From June 1995 to the present, Mr. Heller also has been Vice President of Corporate Planning for Arbor Management, LLC. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." From 1991 to May 1995, Mr. Heller has held the positions of Vice President of Financial Analysis and Budgeting and Director of Shareholder Relations for Arbor National Mortgage, Inc. and its successor. From 1990 to 1991, Mr. Heller was an Acquisition Associate for WinStar Services, Inc., a merchant and investment banking firm. From 1987 to 1990, Mr. Heller was a Senior Analyst for Morgan Stanley & Co., a leading investment banking firm, and from 1985 to 1987, Mr. Heller was a Senior Accountant for Ernst & Young, LLP, an international accounting and consulting firm. Mr. Heller is a Certified Public Accountant. In 1991, he received a Masters degree in Business Administration from Fordham University.

PAUL ELENIO

           Director of EFCC and TPC since September, 1996. Mr. Elenio was Vice President and Controller of EFCC since January 1996, but resigned from this position in January, 1997. From 1993 to 1995 Mr. Elenio held the position of Financial Reporting and Tax Supervisor for BankAmerica Mortgage, FSB, formally Arbor National Mortgage, Inc., a mortgage banking company which originated, sold and serviced residential and commercial mortgages. From 1991 to 1993, Mr. Elenio held the position of Senior Accountant for Arbor National Mortgage, Inc.

ROBERT KOHLMEYER

           Secretary, Treasurer and Director of EFCC since 1992, Mr. Kohlmeyer is also Secretary/Treasurer and a Director of TPC. Mr. Kohlmeyer has been President and Chief Operating Officer of CRK Contracting, a regional large scale electrical contracting company, since 1987.

MARY ANN PAGE

           Ms. Page was Acting Chief Executive Officer of EFCC since January 1996; Vice President and Director of EFCC since June 1994. Ms. Page was also President and a Director of TPC. From 1991 to 1993, Ms. Page held the position of Director of Training for Health Force, a national home health care agency, where she was responsible for training new franchisees in all aspects of home care personnel services. From 1988 to 1991, she held the position of Director of Franchising for Winston Franchising Corp. Ms. Page's employment with EFCC and TPC ended on March 31, 1997. Ms. Page resigned as a director in April, 1997.

PATRICIA CANTALUPO

           Vice President and Director of EFCC since 1992. Dr. Cantalupo is also a Vice President and Secretary of TPC. Dr. Cantalupo has been the principal owner of Cantalupo Chiropractic Associates, a full service multi-disciplinary Chiropractic Health Care Facility, since 1985. Dr. Cantalupo resigned from all positions with of EFCC and TPC in August, 1996.

STEVE GORENSTEIN

           President, Chief Executive Officer and Director of EFCC since 1992. Mr. Gorenstein resigned as an officer and director of EFCC in January 1996. From 1991 to present, Mr. Gorenstein has been President of Career Placements, Inc., a temporary employment agency.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF EFCC

           Pursuant to the Option Agreement, Arbor acquired from EFCC an option to purchase up to 13 million shares of EFCC's Common Stock as follows: (a) Arbor had an irrevocable option (the "First Option") to purchase, by June 21, 1996 (which date was extended to August 21, 1996), 6.5 million shares of EFCC's Common Stock at an exercise price of $.10 per share; (b) subject to Arbor's timely exercise of the First Option and the issuance of the shares of Common Stock pursuant to such exercise, Arbor was given the option (the "Second Option") to purchase, by November 1, 1996, up to an additional 6.5 million shares of EFCC's Common Stock at an exercise price of $.10 per share. The First and Second Options were subject to adjustment in the event of stock splits and similar events.

           On August 21, 1996, Arbor exercised the First Option by delivering to EFCC a notice of exercise of the First Option and by depositing $650,000 in escrow, to be released to EFCC upon approval of an amendment to EFCC's Certificate of Incorporation providing sufficient authorized capital to exercise the First and Second Option. This approval occurred at EFCC's annual meeting on September 25, 1996 and the amendment was filed in October, 1996. On October 31, 1996, Arbor exercised the Second Option by delivering to EFCC a notice of exercise of the Second Option and by paying $650,000 to EFCC.

           The Option Agreement also provides that Arbor's consent shall be required before certain actions may be taken by Coss, its shareholders, EFCC and TPC. The Option Agreement will terminate upon the completion of the STAR Merger.

           Coss has placed all of its remaining 12,749,658 shares of EFCC's Common Stock (the "Coss Shares"), representing approximately 40 percent of the currently outstanding Company Common Stock, in a voting trust. Arbor has the right under this voting trust to direct the voting of all of the Coss Shares. Arbor has agreed, however, pursuant to the Option Agreement, that it will elect only a majority of EFCC's directors, effectively giving Coss one seat on the EFCC Board, currently consisting of three directors. In addition, under certain circumstances, the trustee of the voting trust is required to observe certain restrictions in the event Coss wishes to effect a sale, transfer or encumbrance of the Coss Shares. Coss will retain all economic rights in the Coss Shares, including, but not limited to, its right to dividends. This Voting Trust Agreement will also terminate upon completion of the STAR Merger.

           Pursuant to a Registration Rights and Conditional Put Option Agreement (the "Registration Rights Agreement"), dated as of October 31, 1995, between Coss and EFCC, EFCC has agreed to register the Coss Shares for resale under the Securities Act, upon the written demand of Coss made at any time commencing one year after the date on which EFCC's Common Stock is listed on the Nasdaq Stock Market (whether as a SmallCap Market security or a National Market System security, or any equivalent or successor of the foregoing). Pursuant to the Registration Rights Agreement, EFCC will be obligated to file up to three registration statements over a three-year period, with one-third of the Coss Shares (subject to certain adjustments) to be registered in each year of such three year period. Notwithstanding the foregoing, EFCC has the right to reject the demand by Coss, following which Coss may require that EFCC redeem the Coss Shares at a price equal to 75 percent of the average bid price in effect during the thirty trading days prior to the demand for registration. Upon EFCC's rejection of the demand, Coss, at its option, may sell the Coss Shares to a party other than EFCC, subject to EFCC's right of first refusal on such sale. Arbor has the right to purchase the Coss Shares in lieu of EFCC on the same terms and conditions granted EFCC as described in the two preceding sentences. In addition, Coss has been granted certain registration rights in the event EFCC shall register any shares for sale under the Securities Act. In the event the STAR Merger occurs, neither EFCC or Arbor will have any further obligations under this agreement.

           On October 31, 1995, EFCC entered into a two year Financial Services Agreement with Arbor Management, LLC ("Arbor Mgt."), in which Ivan Kaufman owns a 99% interest. This Agreement requires Arbor Mgt. to provide consulting services in the areas of finance, information systems, accounting and marketing. Arbor Mgt. receives a fee of $7,500 per month for these services. This agreement is subject to early termination upon (i) the listing of EFCC's Common Stock on the NASDAQ Stock Market or (ii) upon the completion of the Merger.

           In 1997, Arbor lent funds to Coss, which loans were secured by certain of Coss shareholders' shares in Coss, as well as Coss' shares of EFCC. Coss then lent these funds to certain of its shareholders, including Robert Kohlmeyer, a director of EFCC and TPC. Ivan Kaufman and Arbor already acknowledged beneficial ownership of Coss' EFCC shares by virtue of the voting trust arrangement discussed above in the fourth paragraph of this section.

           In 1995 and 1996, an Arbor affiliate lent certain funds directly to certain Coss shareholders against a pledge of such shareholders' Coss shares. All loan referred to in this paragraph were for a fixed term at a current market rates of interest.

           Pursuant to the TPC Merger, all shareholders of TPC, other than EFCC, will receive 18.745545 shares of EFCC Common Stock in exchange for each share of TPC stock they own. Stock certificates previously issued to TPC shareholders do not give effect to a 1:4 reverse stock split which occurred in 1995. Thus, shareholders of TPC actually own only one share of TPC stock for every four shares for which they possess a share certificate for TPC Common Stock. TPC shares owned by EFCC will be cancelled as a result of the TPC Merger and no shares of EFCC Common Stock will be issued in respect thereof. A proxy statement/prospectus relating to a proposed meeting of shareholders of EFCC and TPC has been mailed to shareholders of EFCC and TPC contemporaneously with the mailing of this Joint Proxy Statement/Prospectus. Coss and Arbor, which together own 80.47% shares of EFCC, intend to vote for the approval of the TPC Merger. In addition, EFCC as the owner of 83% of the outstanding shares of TPC, intends to vote for the approval of the TPC Merger. These votes constitute a sufficient percentage under New York law to approve and adopt the TPC Merger on behalf of the shareholders of the Company and TPC.

                 PROPOSAL TO ADOPT AMENDMENT TO STAR'S 1992 PLAN


           On October 5, 1992, the Board of Directors of STAR adopted STAR's 1992 Stock Option Plan (the "1992 STAR Plan") and on November 18, 1992 the shareholders of STAR approved the 1992 STAR Plan. An amendment to the 1992 Option Plan was adopted by the Board of Directors of STAR on September 13, 1993 and approved by STAR's shareholders on November 23, 1993 and the 1992 STAR Plan was further amended by the Board of Directors of STAR on October 31, 1996. The 1992 STAR Plan is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants (who are neither employees nor directors) of STAR and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals.

           On December 18, 1996, the Board of Directors of STAR unanimously adopted, and recommended for submission to shareholders of STAR for their approval a further amendment to the 1992 STAR Plan. The proposed amendment would limit the number of shares of STAR Common Stock that may be subject to options granted to any optionee in any fiscal year to 100,000, subject to the 1992 STAR Plan's antidilution provisions. Currently, there is no such limit under the 1992 STAR Plan. Placing this limit is a permissible method for options which may be granted in the future under the 1992 STAR Plan to be considered "performance based compensation" under Section 162(m) of the Code, ensuring the deductibility of any compensation expense that may arise from their exercise.

           The following is a discussion of the 1992 STAR Plan:

TYPE OF OPTIONS

           Options granted under the 1992 STAR Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Code or nonqualified stock options ("NQSOs"), which do not meet the requirements of
Section 422 of the Code.

ADMINISTRATION

           The 1992 STAR Plan is administered by the Board of Directors of STAR which, to the extent it determines, may delegate its powers with respect to the administration of the 1992 STAR Plan to a committee of the STAR Board of Directors (the "STAR Committee") consisting of not less than two directors (or such greater number as may be required by law), each of whom is a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. References in this summary to determinations or actions by the STAR Committee are deemed to include determinations and actions by the STAR Board of Directors. A majority of the members of the STAR Committee constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, will be the acts of the STAR Committee.

ELIGIBILITY

           The STAR Committee may, consistent with the purposes of the 1992 STAR Plan, grant options from time to time, to employees (including officers and directors who are employees) or to consultants (who are neither employees nor directors) of STAR or any of its subsidiaries. Options granted pursuant to the 1992 STAR Plan will cover such number of shares of STAR Common Stock as the STAR Committee may determine; provided, however, that the aggregate market value (determined at the time the option is granted) of the shares of STAR Common Stock for which any employee may be granted ISOs under the 1992 STAR

Plan or any other plan of STAR, or of a parent or a subsidiary of STAR, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Any option (or the portion thereof) granted in excess of such amount will be treated as a NQSO.

TERMS AND CONDITIONS OF OPTIONS

           Options granted under the 1992 STAR Plan are subject to, among other things, the following terms and conditions:

           (a) The exercise price of each option is determined by the STAR Committee; provided, however, that the exercise price may not be less than 100% of the fair market value of STAR Common Stock subject to such option on the date of grant (110% of such fair market value in the case of an ISO, if the optionee owns (or is deemed to own) more than 10% of the total voting power of STAR).

           (b) Options may be granted for terms determined by the STAR Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the total voting power of
                      STAR).

           (c) Each option is payable in full upon exercise or, if the applicable contract permits, in installments. Payment of the exercise price of an option may be made in cash or by certified check, or, with the authorization of the STAR Committee, in shares of STAR Common Stock or any combination thereof. With the authorization of the STAR Committee, payment of the exercise price may be made by delivering a properly executed exercise notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the STAR Committee to deliver to STAR the sale or loan proceeds sufficient to pay the applicable exercise price.

           (d) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her or his or her legal representative.

           (e) An optionee whose employment with STAR, its parent or any of its subsidiaries, is terminated for any reason other than the optionee's death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the expiration of the term of the option. However, if the optionee's employment is terminated either (a) for cause, or (b) without the consent of STAR, the option will terminate immediately.

           (f) If an optionee dies (a) while employed by STAR, its parent or any of its subsidiaries, (b) within three months after the termination of his or her employment (unless such termination was for cause or without the consent of STAR) or (c) within one year following the termination of his or her employment by reason of disability, the option may be exercised, to the extent exercisable on the date of his or her death, by his or her executor, administrator or other person at the time entitled by law to his or her rights under such option, at any time within one year after death, but not thereafter and in no event after the expiration of the term of the option. The holder of an option granted to an employee whose employment has terminated by reason of disability may exercise such option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the expiration of the term of the option.

           (g) An option granted to a consultant may be exercised at any time during its term. It shall not be affected by a change in the optionee's relationship with STAR or its subsidiaries. The term of an option granted to a consultant will not be affected by the death or disability of the consultant. In such event, the option may be exercised by the executor, administrator or other person at the time entitled by law to the consultant's rights under such option to the extent exercisable at the time of the consultant's death or disability at any time during the term of the option, but not thereafter.

           (h) STAR may withhold cash and, with the authorization of the STAR Committee, shares of STAR Common Stock having an aggregate fair market value equal to the amount which STAR determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, STAR may require the holder to pay to STAR such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

           In the event of any change in the outstanding STAR Common Stock by reason of a stock dividend, recapitalization, merger in which STAR is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the 1992 STAR Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the STAR Board of Directors, whose determination will be conclusive.

           In the event of (a) the liquidation or dissolution of STAR, (b) a merger in which STAR is not the surviving corporation or a consolidation or (c) any other capital reorganization in which more than 50% of the shares of STAR Common Stock entitled to vote are exchanged, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

DURATION AND AMENDMENT OF THE 1992 STAR PLAN

           No option may be granted pursuant to the 1992 STAR Plan after October 4, 2002. The STAR Board of Directors may at any time suspend, terminate or amend the 1992 STAR Plan; provided, however, that, without the approval of STAR's shareholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except as a result of the anti-dilution adjustments described above), (b) materially increase the benefits to participants under the 1992 STAR Plan or (c) change the eligibility requirements for individuals who may receive options or (d) make any change for which applicable law or regulatory authority requires shareholder approval). No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without his or her consent.

FEDERAL INCOME TAX TREATMENT

           The following is a general summary of the Federal income tax consequences relating to ISOs and NQSOs under the 1992 STAR Plan under current law (including Temporary and Proposed Regulations which may be changed when finalized). It should be understood that this summary is not exhaustive, that final



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



regulations have not yet been issued with respect to ISOs, and that special rules not specifically discussed herein may apply in certain situations.

           ISOs Exercised With Cash

           No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by him or her for such shares.

           If the shares of STAR Common Stock received upon exercise of an ISO are disposed of more than two years from the date of grant of the option and more than one year after the date of transfer of such shares to the optionee, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares of STAR Common Stock, and STAR will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income. Proposed legislation would make such treatment even more favorable. There is no assurance, however, that such proposed legislation will be enacted.

           If the shares of STAR Common Stock received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess, if any, of the fair market value of the shares of STAR Common Stock on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the disposition of the shares) will be taxed as ordinary income in the year of such disposition, and STAR generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

           NQSOs Exercised With Cash

           No taxable income will be recognized by an optionee upon the grant of a NQSO. Upon the exercise of a NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and STAR will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares of STAR Common Stock acquired upon the exercise of such NQSO will be equal to the exercise price paid by him or her for such shares plus the amount of ordinary income required to be recognized.

           Any gain or loss recognized by the optionee on a subsequent disposition of shares of STAR Common Stock purchased pursuant to a NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

           Exercises Using Previously Acquired Shares

           If previously acquired shares of STAR Common Stock are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares ("Replacement Shares") which on the date of exercise have a fair market value equal to the fair market value of the shares of STAR Common Stock surrendered in exchange therefor. If the option exercised is an ISO or if the shares of STAR Common Stock used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.



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



           However, if an ISO is exercised with shares of STAR Common Stock which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee will recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares of STAR Common Stock on the date of exercise of the prior ISO and the amount paid for such shares of STAR Common Stock (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

           The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares of STAR Common Stock surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares of STAR Common Stock. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares of STAR Common Stock were held.

           Any shares of STAR Common Stock received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

           Alternative Minimum Tax

           In addition to the Federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares of STAR Common Stock is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward.

BENEFITS GRANTED DURING LAST FISCAL YEAR UNDER 1992 STAR PLAN

           Set forth under the caption "Executive Compensation-Option/SAR Grants in Last Fiscal Year," is information concerning options granted during fiscal 1996 to the persons named in the Summary Compensation Table. The following table sets forth the number of shares underlying options that were granted under the 1992 STAR Plan during STAR's fiscal year ended May 31, 1996 to (i) all current executive officers as a group, (ii) all current directors who are not executive officers and (iii) all other employees, including current officers who are not executive officers:

                                                        PLAN NAME
                                               ----------------------------
                                               DOLLAR                NUMBER OF
                                               VALUE                  SHARES
                                                 OF                 UNDERLYING
                                              OPTIONS                 OPTIONS
CATEGORY OF OPTIONEE                          GRANTED                 GRANTED
--------------------                          -------                 -------

Executive officers as a group (2 persons,
  including the persons named in the Summary
  Compensation Table)....................        *                      35,000




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




Other employees as a group (18 persons)..        *                      36,700

------------------

* All such options granted are out-of-the money based upon the closing price of STAR's Common Stock on the Nasdaq National Market on July 24, 1997, of $5.50 per share. All options were granted at 100% of the fair market value of the underlying shares on the date of grant. Accordingly, the foregoing table does not include any value that may arise from a future increase in the market value of the STAR Common Stock.

           The STAR Board of Directors unanimously recommends a vote FOR adoption of the Amendment.

               PROPOSAL TO ADOPT STAR'S 1997 NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN

           On March 26, 1997 the Board of Directors of STAR adopted STAR's 1997 Stock Option (the "STAR 1997 Plan") and recommended that it be submitted to the shareholders of STAR for their approval at the STAR Meeting.

           The following is a summary of the STAR 1997 Plan:

ELIGIBILITY

           Options may be granted under the STAR 1997 Plan only to Non-Employee Directors.

STOCK SUBJECT TO THE NON-EMPLOYEE DIRECTOR PLAN

           STAR may issue an aggregate of 100,000 shares of STAR Common Stock (subject to possible adjustment in the future as described below) pursuant to the STAR 1997 Plan. Such shares may consist either in whole or in part of authorized but unissued shares of STAR Common Stock or STAR Common Stock held by STAR in its treasury. STAR Common Stock related to the unexercised portion of any terminated, expired, cancelled or terminated option will be made available for future option grants under the STAR 1997 Plan.

ADMINISTRATION

           The 1997 STAR Plan is administered by the Board of Directors of STAR which, to the extent it determines, may delegate its powers with respect to the administration of the 1997 STAR Plan to a committee of the STAR Committee of Directors (the "STAR Committee") consisting of not less than three directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act. Unless otherwise provided in the By-Laws of STAR, a majority of the members of the STAR Committee constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, will be the acts of the STAR Committee.

ELIGIBILITY

           The STAR Committee may, consistent with the purposes of the 1997 STAR Plan, grant options from time to time, to Non-Employee Directors of STAR. Options granted pursuant to the 1997 STAR Plan will cover such number of shares of STAR Common Stock as the STAR Committee may determine.

TERMS AND CONDITIONS OF OPTIONS

           Each option granted under the STAR 1997 Plan will be evidenced by an appropriate contract (the "Option Contract") which will contain such terms and conditions not inconsistent with the STAR 1997 Plan as may be determined by the STAR Committee.

           An option (or any installment thereof), to the extent then exercisable, will be exercised by giving written notice to STAR at its principal office, stating which option is being exercised, specifying the number of shares of STAR Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Option Contract permits



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



installment payments) (a) in cash and/or a certified check, (b) with the authorization of the STAR Committee, with cash, a certified check and/or previously acquired shares of STAR Common Stock, having an aggregate fair market value on the date of exercise, on the date of exercise, equal to the aggregate exercise price of all options being exercised; provided, however, that in no case may shares be tendered if such tender would require STAR to incur a charge against its earnings for financial accounting purposes.

           An optionee will not have the rights of a shareholder with respect to the shares of STAR Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to him for such shares or, in the case of uncertified shares, until the date an entry is made on the books of STAR's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of STAR Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

           In no case may a fraction of a share of STAR Common Stock be purchased or issued under the STAR 1997 Plan.

           Nothing in the STAR 1997 Plan or in any option granted under the STAR Plan will confer on any optionee any right to continue as a director of STAR, or interfere in any way with any right to terminate the optionee's directorship at any time for any reason whatsoever without liability to STAR.

           Except as may otherwise be expressly provided in the applicable Option Contract, an optionee who ceases to be a director of STAR for any reason may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such optionee's directorship is terminated for cause, such option shall terminate immediately.

           No  option  granted  under  the STAR  1997  Plan may be  assigned  or transferred except by will or by the applicable laws of descent and distribution; and each such option may be exercised during the optionee's lifetime only by the optionee or his legal representative. Except as otherwise provided, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and will not be subject to execution, attachment or similar process and any attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect.

           ADJUSTMENT UPON CHANGES IN CAPITALIZATION, AND CONVERSION OF OPTIONS ON STOCK FOR STOCK EXCHANGE

           In the event of any change in the outstanding Common Stock of STAR by reason of a stock dividend, recapitalization, merger in which STAR is the surviving corporation, spinoff, split-up, combination or exchange of shares or the like, which results in a change in the number or kind of shares of STAR Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the STAR Board of Directors, whose determination will be conclusive and binding on all parties thereto. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

           In the event of (a) the liquidation or dissolution of STAR, (b) a merger in which STAR is not the surviving corporation or a consolidation, or (c) a transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock of STAR is transferred or exchanged for other



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



consideration or (ii) shares of STAR Common Stock in excess of the number of shares of STAR Common Stock outstanding immediately preceding the transaction are issued (other than to shareholders of STAR with respect to their stock in STAR), any outstanding options shall terminate upon the earliest such event, unless other provision is made therefor in the transaction.

TERM OF AND AMENDMENT OF STAR 1997 PLAN

           The STAR 1997 Plan will terminate on March 25, 2007, unless sooner terminated by the Board. The Board may also amend the STAR 1997 Plan (subject, in certain instances, to shareholder approval). The rights of optionees under options outstanding at the time of the termination or amendment of the STAR 1997 Plan will not be adversely affected (without the written consent of the optionee) by reason of the termination or amendment and will continue in accordance with the terms of the option (as then in effect or thereafter amended).

COMPLIANCE WITH SECURITIES LAWS

           It is a condition to the exercise of any option granted pursuant to the STAR 1997 Plan that either (a) a Registration Statement under the Securities Act, with respect to the shares of STAR Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of STAR Common Stock upon such exercise. Nothing in the STAR 1997 Plan should be construed as requiring STAR to register shares subject to any option under the Securities Act.

           The STAR Committee may require the optionee to execute and deliver to STAR representations and warranties, in form, substance and scope satisfactory to the STAR Committee, which the STAR Committee determines is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of STAR Common Stock to be issued upon the exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of STAR Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of STAR Common Stock being sold or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of STAR Common Stock, shall provide STAR with a favorable written opinion of counsel, satisfactory to STAR, in form, substance and scope satisfactory to STAR, as to the applicability of such exemption to the proposed sale or distribution.

           In addition, if at any time the STAR Committee determines that the listing or qualification of the shares of STAR Common Stock subject to such option on any securities exchange, Nasdaq, or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of STAR Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the STAR Committee.

FEDERAL INCOME TAX CONSEQUENCES

           The following is a general summary of the Federal income tax consequences under the Code as currently in effect with respect to options under the STAR 1997 Plan. This description is based on current law. It should be understood that this summary is not exhaustive and that special rules not specifically discussed herein may apply in certain situations. Optionees should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities.

           Grant of Options

           The optionee will not recognize any income for Federal income tax purposes, and STAR will not be entitled to any deduction, upon the grant of an option.

           Exercise With Cash

           Generally, an optionee will recognize ordinary taxable income at the time an option is exercised in an amount equal to the excess of the fair market value of the shares of STAR Common Stock on the date of exercise over the exercise price. The optionee's tax basis in the stock acquired upon the exercise of an option will equal the exercise price of the option plus the ordinary taxable income so recognized. STAR generally will be entitled to a compensation deduction for Federal income tax purposes at the same time as, and in the same amount that, the optionee recognizes such income.

           Special Rules for Exercises Using Previously Owned Shares

           If previously owned shares are surrendered in full or partial payment of the exercise price of an option, gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares").

           The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

           Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

           Sale of Underlying Shares

           When an optionee subsequently disposes of the shares of Common Stock received upon exercise of an option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period) in an amount equal to the difference between the sale price and the optionee's tax basis. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably. There can be no assurance, however, that such proposed legislation will be enacted.

           The STAR Board of Directors unanimously recommends a vote FOR adoption of the STAR 1997 Plan.




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



BENEFITS GRANTED DURING LAST FISCAL YEAR UNDER 1992 STAR PLAN

           The grant of options including options to be issued pursuant to the STAR 1997 Plan, if adopted, is within the discretion of the Stock Option Committee of the STAR Board of Directors. Accordingly, STAR is unable to determine future options, if any, that may be granted to the named persons or groups in the following table. Set forth under the caption "Executive Compensation-Option/SAR Grants in Last Fiscal Year", is information concerning options granted during fiscal 1996 to the persons named in the Summary Compensation Table. The following table sets forth the number of shares underlying options that were granted under the 1992 STAR Plan during STAR's fiscal year ended May 31, 1996 to (i) all current executive officers as a group,
(ii) all current directors who are not executive officers and (iii) all other employees, including current officers who are not executive officers:


                                                          DOLLAR     NUMBER OF
                                                           VALUE      SHARES
                                                            OF      UNDERLYING
                                                          OPTIONS     OPTIONS
CATEGORY OF OPTIONEE                                      GRANTED     GRANTED

Executive officers as a group (2 persons, including the
  persons named in the Summary Compensation Table)........   *         35,000
Other employees as a group (18 persons)...................   *         36,700
-------------

* All such options granted are out-of-the money based upon the closing price of STAR's Common Stock on the Nasdaq National Market on July 24, 1997, of $5.50 per share. All options were granted at 100% of the fair market value of the underlying shares on the date of grant. Accordingly, the foregoing table does not include any value that may arise from a future increase in the market value of the STAR Common Stock.


                                  LEGAL MATTERS

           The validity of the securities offered hereby will be passed upon for STAR by Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036. The federal income tax consequences in connection with the Merger will be passed upon for STAR and EFCC by Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., 190 Willis Avenue, Mineola, New York 11501.


                                     EXPERTS

           The consolidated financial statements of STAR MULTI CARE SERVICES, INC. and subsidiaries, except AMSERV HEALTHCARE INC. and subsidiaries as of May 31, 1995 and 1996 and for each of the years in the three-year period ended May 31, 1996 included in this Joint Proxy Statement/Prospectus have been audited by Holtz Rubenstein & Co., LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

           The consolidated financial statements of AMSERV HEALTHCARE INC. and subsidiaries as of May 31, 1996 and June 24, 1995 and for the period from June 25, 1995 to May 31, 1996 and the year ended June 24, 1995 (not separately presented herein) have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

           The consolidated financial statements of AMSERV HEALTHCARE INC. and subsidiaries for the year ended June 30, 1994 (not separately presented herein) have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

           The consolidated financial statements of EXTENDED FAMILY CARE CORPORATION and subsidiaries as of December 31, 1996 and for each of the two years in the period ended December 31, 1996 included in this Joint Proxy Statement/Prospectus have been audited by Carpenter & Onorato, P.C., independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SHAREHOLDER PROPOSALS

           Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company by July 23, 1997 for possible inclusion in the proxy material relating to such meeting.

                         STAR MULTI CARE SERVICES, INC.
                                       AND
                        EXTENDED FAMILY CARE CORPORATION

                          UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS


           The following unaudited pro forma condensed combined financial statements give effect to the merger (the "Merger") of Star Multi Care Services, Inc. ("STAR") and Extended Family Care Corporation ("EFCC") accounted for as a purchase transaction. These pro forma financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the Merger occurred as of an earlier date, nor are they necessarily indicative of operating results and the financial position which may occur in the future.

           A pro forma condensed combined balance sheet is provided as of February 28, 1997, giving effect to the Merger as though it had been consummated on that date. The pro forma condensed combined balance sheet combines the consolidated balance sheet of STAR as of February 28, 1997 with that of EFCC as of March 31, 1997. Pro forma condensed combined statements of operations are provided combining STAR for the nine month period ended February 28, 1997 and the year ended May 31, 1996 with EFCC for the nine month period ended March 31, 1997 and the year ended June 30, 1996 giving effect to the Merger as though it had occurred on June 1, 1995.

           The pro forma financial statements are based on preliminary estimates of values and transaction costs and preliminary appraisals. The actual recording of the transactions will be based on final appraisals, values and transaction costs. Accordingly, the actual recording of the transactions can be expected to differ from these pro forma financial statements.

           The historical condensed statements of operations presented for the year ended May 31, 1996 is derived from the separate historical consolidated financial statements of STAR and EFCC, and should be read in conjunction with the companies' separate financial statements included elsewhere herein. The historical condensed financial statements as of or for the nine months ended February 28, 1997 are derived from the historical interim consolidated financial statements of STAR and EFCC, included elsewhere herein, and have been prepared in accordance with generally accepted accounting principles applicable to interim  financial  information  and,  in  the  opinion  of  STAR's  and  EFCC's respective managements, include all adjustments necessary for a fair presentation of financial information for such interim periods.

                          STAR MULTICARE SERVICES, INC.
                                       AND
                        EXTENDED FAMILY CARE CORPORATION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                FEBRUARY 28, 1997
                                   (Unaudited)

                                                         HISTORICAL                 PRO FORMA ADJUSTMENTS
                                               ----------------------------   ---------------------------------
                                                   STAR           EXTENDED    ACQUISITION OF
                                               MULTI CARE       FAMILY CARE   TPC MINORITY         ACQUISITION OF        PRO FORMA
                                              SERVICES, INC.    CORPORATION     INTEREST                EFCC             COMBINED
                                               ------------    ------------   ------------         ------------        ------------
          ASSETS
          ------
CURRENT ASSETS:
    Cash and cash equivalents                  $     78,574    $    445,021   $       --           $ (3,035,000)2a(ii)
                                                                                                      3,035,000 2a(iii)$    523,595
    Accounts receivable, net                     10,130,449       1,171,643           --                   --            11,302,092
    Prepaid expenses and other current assets       769,365         440,874       (155,000) 2a(iv)     (165,000)2a(ii)      890,239
    Income taxes receivable                          28,997            --             --                   --                28,997
    Deferred income taxes                           961,232            --             --                   --               961,232
                                               ------------    ------------   ------------         ------------        ------------
      Total current assets                       11,968,617       2,057,538       (155,000)            (165,000)         13,706,155

PROPERTY AND EQUIPMENT, net                         916,281         217,897           --                   --             1,134,178
NOTES RECEIVABLE FROM OFFICER                        94,937            --             --                   --                94,937
INTANGIBLE ASSETS, net                            5,059,300         466,233        938,796  2a(i)     5,644,046 2a(ii)   12,108,375
DEFERRED INCOME TAXES                                  --           191,000           --                   --               191,000
OTHER ASSETS                                        218,916          29,410           --                   --               248,326
                                               ------------    ------------   ------------         ------------        ------------

Total assets                                   $ 18,258,051    $  2,962,078   $    783,796         $  5,479,046        $ 27,482,971
                                               ============    ============   ============         ============        ============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
    Accrued payroll and related expenses       $  1,241,205    $    944,672   $       --           $       --          $  2,185,877
    Accounts payable and other current
      liabilities                                 1,405,020         254,292           --                   --             1,659,312
    Current maturities of long-term debt            125,000          43,449           --                   --               168,449
                                               ------------    ------------   ------------         ------------        ------------
      Total current liabilities                   2,771,225       1,242,413           --                   --             4,013,638
                                               ------------    ------------   ------------         ------------        ------------

LONG TERM LIABILITIES:
    Revolving credit  line                        1,997,000            --             --              3,035,000 2a(iii)   5,032,000
    Long-term debt                                  156,250          97,507           --                   --               253,757
    Other long-term liabilities                   1,192,000            --             --                   --             1,192,000
                                               ------------    ------------   ------------         ------------        ------------
      Total long-term liabilities                 3,345,250          97,507           --              3,035,000           6,477,757
                                               ------------    ------------   ------------         ------------        ------------
INTERESTS OF MINORITY HOLDERS
   IN SUBSIDIARY                                       --           141,269       (141,269) 2a(i)          --                  --

SHAREHOLDERS' EQUITY:
    Preferred stock, $1.00 par value                   --              --             --                   --                  --
    Common stock, $.001 par value                     4,154         320,002         56,020  2a(i)      (374,944) 2a(ii)       5,232
    Additional paid-in capital                   14,925,603       1,013,358      1,024,045  2a(i)     2,811,519  2a(ii)  19,774,525
    Subscription receivable                        (397,782)           --             --                   --              (397,782)
    Deficit                                      (2,111,477)        147,529       (155,000) 2a(iv)        7,471  2a(ii)  (2,111,477)
    Treasury stock, at cost                        (278,922)           --             --                   --              (278,922)
                                               ------------    ------------   ------------         ------------        ------------
      Total shareholders' equity                 12,141,576       1,480,889        925,065            2,444,046          16,991,576
                                               ------------    ------------   ------------         ------------        ------------
                                               $ 18,258,051    $  2,962,078   $    783,796         $  5,479,046        $ 27,482,971
                                               ============    ============   ============         ============        ============


   See accompanying notes to pro forma condensed combined financial statements

                          STAR MULTICARE SERVICES, INC.
                                       AND
                        EXTENDED FAMILY CARE CORPORATION

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                       NINE MONTHS ENDED FEBRUARY 28, 1997
                                   (Unaudited)

                                             HISTORICAL                  PRO FORMA ADJUSTMENTS
                                    ----------------------------    -------------------------------
                                        STAR           EXTENDED    ACQUISITION OF
                                     MULTI CARE      FAMILY CARE    TPC MINORITY      ACQUISITION OF          PRO FORMA
                                   SERVICES, INC.    CORPORATION      INTEREST             EFCC                COMBINED
                                    ------------    ------------    ------------       ------------          ------------
REVENUES, net                       $ 39,163,979    $  7,048,264            --                               $ 46,212,243

OPERATING EXPENSES                    36,757,660       6,911,716            --         $    146,038  2b(iii)   43,815,414
                                    ------------    ------------    ------------       ------------          ------------
INCOME FROM OPERATIONS                 2,406,319         136,548            --             (146,038)            2,396,829
OTHER INCOME (EXPENSE)                (2,910,880)         11,177            --             (193,481) 2b(iv)    (3,093,184)
                                    ------------    ------------    ------------       ------------          ------------
(LOSS) INCOME BEFORE INCOME
    TAXES AND MINORITY INTEREST         (504,561)        147,725            --             (339,519)             (696,355)
PROVISION (BENEFIT) FOR
    INCOME TAXES                        (207,000)         88,000            --             (139,203) 2b(vi)      (258,203)
                                    ------------    ------------    ------------       ------------          ------------
(LOSS) INCOME BEFORE MINORITY
    INTEREST                            (297,561)         59,725            --             (200,316)             (438,152)
MINORITY INTEREST IN INCOME                 --            (6,652)   $      6,652 2b(ii)        --                    --
                                    ------------    ------------    ------------       ------------          ------------
NET (LOSS) INCOME                   $   (297,561)   $     53,073    $      6,652       $   (200,316)         $   (438,152)
                                    ============    ============    ============       ============          ============
EARNINGS PER COMMON SHARE:
    Primary:
    Net (loss) income               $      (0.07)   $     0.0017                                             $      (0.08)
                                    ============    ============                                             ============
WEIGHTED AVERAGE NUMBER OF SHARES
    OF COMMON STOCK OUTSTANDING        4,278,169      32,000,226                                                5,355,947
                                    ============    ============                                             ============
EARNINGS PER COMMON SHARE:
    Full dilution:
      Net (loss) income             $      (0.07)   $     0.0017                                             $      (0.08)
                                    ============    ============                                             ============
WEIGHTED AVERAGE NUMBER OF SHARES      4,278,169      32,000,226                                                5,355,947
    OF COMMON STOCK OUTSTANDING     ============    ============                                             ============


   See accompanying notes to pro forma condensed combined financial statements

                         STAR MULTI CARE SERVICES, INC.
                                       AND
                        EXTENDED FAMILY CARE CORPORATION
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                             YEAR ENDED MAY 31, 1996
                                   (Unaudited)

                                        Historical                    Pro Forma Adjustments
                                ----------------------------    ---------------------------------
                                    Star         Extended      Acquisition of
                                 Multi Care     Family Care     TPC Minority        Acquisition of            Pro Forma
                               Services, Inc.   Corporation       Interest               EPCC                 Combined
                                ------------    ------------    ------------         ------------           ------------
REVENUES, net                   $ 49,162,934    $  8,118,586    $       --           $       --             $ 57,281,520
OPERATING EXPENSES                47,330,647       8,031,976            --                194,717 2b(iii)     55,557,340
                                ------------    ------------    ------------         ------------           ------------
INCOME FROM OPERATIONS             1,832,287          86,610            --               (194,717)             1,724,180
OTHER EXPENSE                       (120,184)         (5,925)           --               (257,975)2b(iv)        (384,084)
                                ------------    ------------    ------------         ------------           ------------
INCOME FROM CONTINUING
  OPERATIONS BEFORE INCOME
  TAXES AND MINORITY INTEREST      1,712,103          80,685            --               (452,692)             1,340,096
PROVISION FOR INCOME TAXES           568,844          38,499            --               (185,604)2b(vi)         421,739
                                ------------    ------------    ------------         ------------           ------------
INCOME FROM CONTINUING
  OPERATIONS BEFORE MINORITY
   INTEREST                        1,143,259          42,186            --               (267,088)               918,357
MINORITY INTEREST IN NET
  INCOME                                --            (7,835)          7,835 2b(ii)          --                     --
                                ------------    ------------    ------------         ------------           ------------
INCOME FROM CONTINUING
  OPERATIONS                    $  1,143,259    $     34,351    $      7,835         $   (267,088)          $    918,357
                                ============    ============    ============         ============           ============

EARNINGS PER COMMON SHARE:
     Primary:
     Income from continuing
     operations                 $       0.29    $     0.0011                                                $       0.18
                                ============    ============                                                ============
WEIGHTED AVERAGE NUMBER OF
   SHARES OF COMMON STOCK
   OUTSTANDING                     3,996,993      32,240,228                                                   5,074,771
                                ============    ============                                                ============
EARNINGS PER COMMON SHARE:
     Full dilution:
     Income from continuing
     operations                 $       0.28    $     0.0011                                                $       0.18
                                ============    ============                                                ============
WEIGHTED AVERAGE NUMBER OF
     SHARES OF COMMON STOCK        4,011,503      32,240,228                                                   5,089,281
     OUTSTANDING                ============    ============                                                ============


   See accompanying notes to pro forma condensed combined financial statements

                         STAR MULTI CARE SERVICES, INC.
                                       AND
                        EXTENDED FAMILY CARE CORPORATION

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS

1.         BASIS OF PRESENTATION:

           The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, giving effect to the merger of Star Multi Care Services, Inc. ("STAR") and Extended Family Care Corporation ("EFCC") accounted for as a purchase transaction. In accordance with Commission reporting rules, the pro forma combined statements of operations, and the historical statements from which they are derived, present only income from continuing operations and, therefore, do not include discontinued operations, extraordinary items, and the cumulative effects of accounting changes.

           EFCC reports on a calendar year basis. For purposes of combining EFCC's historical financial information with STAR's historical financial information in the pro forma condensed financial statements, the financial information of EFCC has been accumulated for the twelve month period ended June 30, 1996 and the nine month period ended March 31, 1997.

2.         PRO FORMA ADJUSTMENTS:

           a.        PRO FORMA CONDENSED COMBINED BALANCE SHEET

                      (i) ACQUISITION OF MINORITY INTEREST IN TPC HOME CARE SERVICES, INC. BY EFCC

                                 Reflects  the  estimated   purchase   price  of
$1,080,065 for the Merger of the TPC Home Care Services, Inc. Minority Interest ("TPC") with and into EFCC. The foregoing assumes the issuance of 5,601,975 shares of $.01 par value Common Stock of EFCC, at the value per EFCC share of the consideration to be issued in the Merger, or $.193 per share, in exchange for 298,844 shares of $.01 par value Common Stock of TPC. The actual purchase price will vary with the market price of EFCC Common Stock. The excess of the purchase price over the net assets acquired of $938,796 has been allocated to goodwill (amortized over 40 years).

                      (ii)       ACQUISITION OF EFCC BY STAR

                                 Reflects  the  estimated   purchase   price  of
$8,050,000 (including aggregate estimated related acquisition costs of $800,000 of which $165,000 has been paid as of February 28, 1997) for the Merger of EFCC with and into STAR. Of such estimated purchase price, $4,850,000 represents the issuance of 1,077,778 shares of STAR $.001 par value Common Stock with the balance of $3,200,000 (including acquisition costs of $800,000) paid in cash. The foregoing, although not necessarily indicative of future price levels, assumes a recent average market price of STAR Common Stock of $4.50 per share.

2.         PRO FORMA ADJUSTMENTS: (Cont'd)

           The preliminary allocation of the purchase price paid for the net assets of EFCC based upon the estimated fair values of such net assets is as follows:

Estimated acquisition cost                                          $ 8,050,000
Less: historical book value of net assets of EFCC, which
     approximate fair value, at February 28, 1997, after
     pro forma adjustment for acquisition of TPC minority
     interest                                                        (2,405,954)

Intangible assets acquired                                          $ 5,644,046
                                                                    ===========

Allocation of the intangible assets acquired is as follows:

Goodwill (amortized over 40 years)                                  $ 5,363,046
Trained and assembled workforce (amortized over 7 years)                193,000
Corporate manuals (amortized over 5 years)                               38,000
Other (amortized over 25 years)                                          50,000
                                                                    -----------
                                                                    $ 5,644,046
                                                                    ===========

                      (iii)      ACQUISITION FINANCING

                      Reflects additional estimated borrowing under STAR's line of credit for the acquisition of EFCC as discussed in Note 2a(ii).

                      (iv)       TRANSACTION COSTS OF EFCC

                      Reflects the write-off of $155,000 of acquisition costs incurred by EFCC. Total acquisition costs of EFCC are estimated to be $300,000.

           b.         PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                      (i)        COST SAVINGS PLAN

                      STAR has begun to identify cost savings resulting from a business integration plan which is expected to be implemented following the Merger. The business integration plan contemplates, among other things, (i) elimination of duplicative executive and administrative functions and (ii) closing and consolidation of certain facilities. STAR's preliminary assessment of cost savings is estimated to be $1.0 million, however, management has not included the impact of any special charges or cost savings in the pro forma combined statements of operations.

                      (ii)       MINORITY INTEREST

                      Reflects elimination of minority interest in connection with the acquisition of the TPC minority interest, as more fully described in
Note 2a(i).

2.         PRO FORMA ADJUSTMENTS: (Cont'd)

                      (iii)      DEPRECIATION AND AMORTIZATION

                      Reflects adjustment to depreciation and amortization based on the preliminary purchase accounting allocations related to intangible assets acquired in connection with the acquisition of EFCC, as more fully described in
Note 2a(ii).

                      (iv)       INTEREST EXPENSE

                      Reflects adjustment to interest expense on funds borrowed in connection with acquisition of EFCC.

                      (v)        CONSULTING FEES

                      STAR charged EFCC a consulting fee of $50,000 for the nine month period ended February 28, 1997, which was eliminated in combination.

                      (vi)       INCOME TAXES

                      Reflects recognition of income tax effect of pro forma adjustments related to acquisition of EFCC.

                      (vii)      EARNINGS (LOSS) PER COMMON SHARE

                      Pro forma weighted average number of common shares outstanding for the nine months ended February 28, 1997 and the year ended May 31, 1996 are based upon STAR's and EFCC's historical weighted average shares, after adjustment for the estimated conversion of EFCC shares to shares of STAR common stock.

                          INDEX TO FINANCIAL STATEMENTS
                                                                        PAGE
                                                                        ----

STAR's Independent Auditors' Report                                   F-2 - F-3

STAR's  Independent Auditors' Report                                     F-4

STAR's Independent Auditors' Report                                      F-5

STAR's  Supplemental  Consolidated  Balance Sheets as of May
31, 1996 and 1995                                                        F-6

STAR's  Supplemental  Consolidated  Statements of Operations
for the three years ended May 31, 1996                                   F-7

STAR's Supplemental  Consolidated Statement of Shareholders'
Equity for the three years ended May 31, 1996                            F-8

STAR's  Supplemental  Consolidated  Statements of Cash Flows
for the three years ended May 31, 1996                                F-9 - F-10

STAR's   Notes  to   Supplemental   Consolidated   Financial
Statements                                                           F-11 - F-25

STAR's Condensed  Consolidated  Balance Sheet as of February
28, 1997 (unaudited)                                                     F-26

STAR's Condensed  Consolidated  Statements of Operations for
the nine months  ended  February  28, 1997 and  February 29,
1996 (unaudited)                                                         F-27

STAR's Condensed  Consolidated  Statements of Cash Flows for
the nine months  ended  February  28, 1997 and  February 28,
1996 (unaudited)                                                         F-28

STAR's Notes to Unaudited Condensed  Consolidated  Financial
Statements  for the nine months ended  February 28, 1997 and
February 29, 1996                                                    F-29 - F-30

EFCC's Independent Auditor's Report                                      F-31

EFCC's  Consolidated  Balance Sheets as of December 31, 1996
and December 31, 1995                                                    F-32

EFCC's  Consolidated  Statements of Operations for the years
ended December 31, 1996 and 1995                                         F-33

EFCC'S Consolidated  Statements of Shareholder's  Equity for
the years ended December 31, 1996 and 1995                               F-34

EFCC'S  Consolidated  Statements of Cash Flows for the years
ended December 31, 1996 and 1995                                         F-35

EFCC's Notes to Consolidated Financial Statements                    F-36 - F-43

EFCC's Condensed  Consolidated Balance Sheet as of March 31,
1997 (unaudited)                                                         F-44

EFCC's Condensed  Consolidated  Statements of Operations for
the three months  ended March 31, 1997 and 1996  (unaudited)             F-45

EFCC's Condensed  Consolidated  Statements of Cash Flows for
the three months  ended March 31, 1997 and 1996  (unaudited)             F-46

EFCC's Notes to Unaudited Condensed  Consolidated  Financial
Statements  for three  months  ended March 31, 1997 and 1996         F-47 - F-48

INDEPENDENT AUDITORS' REPORT







Board of Directors and Stockholders
Star Multi Care Services, Inc.
Hicksville, New York

We have audited the accompanying supplemental balance sheets of Star Multi Care Services, Inc. as of May 31, 1996 and 1995 and the related supplemental consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended May 31, 1996. The supplemental financial statements give retroactive effect to the merger of Star Multi Care
Services, Inc. and AMSERV HEALTHCARE, INC. on August 23, 1996, which has been accounted for as a pooling of interests as described in Notes 1a and 2a to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests methods in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation; however, they will become the historical consolidated financial statements of Star Multi Care Services, Inc. after financial statements covering the date of consummation of the business combination are issued. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of AMSERV HEALTHCARE, INC., which statements reflect total assets constituting 34% in 1996 and 39% in 1995, and total revenues constituting 26% in 1996, 30% in 1995 and 25% in 1994 of the related consolidated totals. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to data included for AMSERV HEALTHCARE, INC., is based solely on the report of other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based upon our audits and the report of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of Star Multi Care Services, Inc. at May 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended May 31, 1996, after giving retroactive effect to the merger with AMSERV HEALTHCARE, INC., in conformity with generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of consummation of the business combination.




                                                 /s/ Holtz Rubenstein & Co., LLP

                                                 HOLTZ RUBENSTEIN & CO., LLP



Melville, New York
July 19, 1996 (except for Notes 1a, 2a and 8, as to which the date is August 23, 1996)

                Report of Ernst & Young LLP, Independent Auditors


The Board of Directors and Shareholders
AMSERV HEALTHCARE INC.

We have audited the accompanying consolidated balance sheets of AMSERV HEALTHCARE INC. as of May 31, 1996 and June 24, 1995, and the related consolidated statements of operations, shareholders' equity and cash flows for the period from June 25, 1995 to May 31, 1996 and the year ended June 24, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of AMSERV HEALTHCARE INC. for the year ended June 30, 1994, were audited by other auditors whose report dated October 7, 1994, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the May 31, 1996 and June 24, 1995 financial statements referred to above present fairly, in all material respects, the consolidated financial position of AMSERV HEALTHCARE INC. at May 31, 1996 and June 24, 1995, and the consolidated results of its operations and its cash flows for the period from June 25, 1995 to May 31, 1996 and for the year ended June 24, 1995, in conformity with generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP
                                                           ERNST & YOUNG LLP

San Diego, California
August 8, 1996
except for Note 6 and 13, as to which the date is August 23, 1996

                         REPORT OF DELOITTE & TOUCHE LLP




INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AMSERV HEALTHCARE INC.:

We have audited the consolidated statements of operations, shareholders' equity and cash flows of AMSERV HEALTHCARE INC. and subsidiaries (the "Company") for the year ended June 30, 1994 (none of which are presented herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the results of operations of AMSERV HEALTHCARE INC. and subsidiaries and their cash flows for the year ended June 30, 1994 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
October 7, 1994

                         STAR MULTI CARE SERVICES, INC.
                    SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS

                                                                                May 31,
                                                                     ----------------------------
ASSETS (Note 5)                                                          1996            1995
------                                                               ------------    ------------
CURRENT ASSETS:
    Cash and cash equivalents                                        $  1,881,979    $  1,496,792
    Short-term investments (Note 3)                                       100,000       1,392,021
    Accounts receivable, net of allowance for doubtful
       accounts of $808,000 and $493,264 at May 31 1996 and
       1995, respectively (Note 14)                                     9,611,169       6,715,907
    Prepaid expenses and other current assets                             800,665         346,629
    Deferred income taxes (Note 9)                                        400,015         160,000
                                                                     ------------    ------------
      Total current assets                                             12,793,828      10,111,349

PROPERTY AND EQUIPMENT, net of accumulated depreciation of
    $706,818 and $519,896 at May 31, 1996 and 1995, respectively          766,480         648,154
NOTES RECEIVABLE FROM OFFICER (Note 12)                                   100,517         109,717
INTANGIBLE ASSETS, net (Note 4)                                         5,197,778       5,548,763
OTHER ASSETS                                                              510,487         380,233
                                                                     ------------    ------------
                                                                     $ 19,369,090    $ 16,798,216
                                                                     ============    ============
LIABILITIES, REDEEMABLE PREFERRED STOCK
---------------------------------------
    AND SHAREHOLDERS' EQUITY
    ------------------------

CURRENT LIABILITIES:
    Accrued payroll and related expenses                             $  1,329,826    $  1,454,732
    Accounts payable and other accrued expenses                         1,530,138       1,065,637
    Net liabilities of discontinued operations (Note 7)                    98,081         391,770
    Income taxes payable (Note 9)                                         295,647         300,440
    Current maturities of long-term debt (Note 6)                         125,000         125,000
                                                                     ------------    ------------
      Total current liabilities                                         3,378,692       3,337,579
                                                                     ------------    ------------

LONG-TERM LIABILITIES:
    Revolving credit line (Note 5)                                      3,280,000       1,750,000
    Long-term debt (Note 6)                                               250,000         375,000
    Deferred income taxes (Note 9)                                         39,909            --
    Other long-term liabilities                                            33,970          30,859
                                                                     ------------    ------------
      Total long-term liabilities                                       3,603,879       2,155,859
                                                                     ------------    ------------

REDEEMABLE PREFERRED STOCK:  (Note 8)
    Preferred stock, $.01 par value; authorized 3,000,000 shares:
      Class A; issued and outstanding 341,435 shares                         --             3,414
      Class B; issued and outstanding 130,071 shares                        1,301            --
    Additional paid-in capital                                            340,135         679,456
                                                                     ------------    ------------
      Total redeemable preferred stock                                    341,436         682,870
                                                                     ------------    ------------

COMMITMENTS AND CONTINGENCY (Notes 2, 15 and 16)

SHAREHOLDERS' EQUITY:  (Notes 2, 10, 11, and 12)
    Preferred stock, $1.00 par value, 5,000,000 shares authorized            --              --
    Common stock, $.001 par value, 10,000,000 shares authorized;
      3,820,358 and 3,604,050 shares issued, respectively                   3,820           3,604
    Additional paid-in capital                                         13,288,607      11,882,682
    Subscription receivable                                              (397,782)       (198,440)
    Unrealized (loss) on short-term investments                            (6,000)        (14,564)
    Deficit                                                              (564,640)       (772,452)
    Treasury stock, 137,500 common shares at May 31, 1996 and 1995       (278,922)       (278,922)
                                                                     ------------    ------------
      Total shareholders' equity                                       12,045,083      10,621,908
                                                                     ------------    ------------
                                                                     $ 19,369,090    $ 16,798,216
                                                                     ============    ============

           See notes to supplemental consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.

               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                   Years Ended
                                                                                     May 31,
                                                                  --------------------------------------------
                                                                      1996            1995            1994
                                                                  ------------    ------------    ------------
REVENUES, net (Note 14)                                           $ 49,162,934    $ 38,430,035    $ 29,694,178
                                                                  ------------    ------------    ------------
OPERATING EXPENSES (Notes 12, 16 and 17)
    Costs of revenues                                               31,943,356      24,854,524      19,333,452
    Selling, general and administrative                             14,634,533      11,569,405       9,057,610
    Depreciation and amortization                                      752,758         755,449         726,978
                                                                  ------------    ------------    ------------
                                                                    47,330,647      37,179,378      29,118,040
                                                                  ------------    ------------    ------------

INCOME FROM OPERATIONS                                               1,832,287       1,250,657         576,138
INTEREST (EXPENSE) INCOME, net                                        (120,184)        (20,583)         67,240
                                                                                                  ------------

INCOME FROM CONTINUING OPERATIONS BEFORE
    PROVISION FOR INCOME TAXES                                       1,712,103       1,230,074         643,378
PROVISION FOR INCOME TAXES (Note 9)                                    568,844         472,038         285,832
                                                                  ------------    ------------    ------------

INCOME FROM CONTINUING OPERATIONS                                    1,143,259         758,036         357,546

DISCONTINUED OPERATIONS:  (Note 7)
    Loss from discontinued operations, net of income taxes of
      ($ 282,401)                                                         --              --          (710,636)
    Gain (loss) on disposal of discontinued operations, net
      of income taxes of $168,211 in 1995 and ($77,110) in 1994           --            30,302      (1,167,949)
                                                                  ------------    ------------    ------------

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE                                             1,143,259         788,338      (1,521,039)

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
    PRINCIPLE (Notes 3 and 9)                                             --            23,683          65,000
                                                                  ------------    ------------    ------------
NET INCOME (LOSS)                                                 $  1,143,259    $    812,021    $ (1,456,039)
                                                                  ============    ============    ============

NET INCOME PER COMMON SHARE:
    Primary:
      Income from continuing operations and before cumulative
         effect of accounting change                              $        .29    $        .20    $        .10
      Loss from discontinued operations                                   --              --              (.20)
      Gain  (loss) on disposal of discontinued operations                 --               .01            (.33)
      Cumulative effect of change in accounting principle                 --               .01             .02
                                                                  ------------    ------------    ------------
         Net income (loss)                                        $        .29    $        .22    $       (.41)
                                                                  ============    ============    ============

    Assuming full dilution:
      Income from continuing operations and before
         cumulative effect of accounting change                   $        .28    $        .20    $        .10
      Loss from discontinued operations-                                  --              --              (.20)
      Gain (loss) on disposal of discontinued operations                  --               .01            (.33)
      Cumulative effect of change in accounting principle                 --               .01             .02
                                                                  ------------    ------------    ------------
         Net income (loss)                                        $        .28    $        .22    $       (.41)
                                                                  ============    ============    ============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
    Primary                                                          3,996,993       3,772,926       3,529,377
                                                                  ============    ============    ============
    Assuming full dilution                                           4,011,503       3,798,581       3,529,377
                                                                  ============    ============    ============

           See notes to supplemental consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.

           SUPPLEMENTAL CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                                    (Note 10)
[PART 1 OF 2]

                                                               COMMON STOCK             Additional                     Unrealized
                                                        ---------------------------      Paid-in      Subscription      (Loss) on
                                                           SHARES        PAR VALUE       CAPITAL       RECEIVABLE      INVESTMENTS
                                                        ------------   ------------   ------------    ------------    ------------
Balance, May 31, 1993, as previously reported              1,445,000   $      1,445   $  4,842,513    $       --      $       --
Pooling of interest with AMSERV Healthcare, Inc.
    (Note 2)                                               1,204,311          1,204      6,107,556            --              --
                                                        ------------   ------------   ------------    ------------    ------------

Balance, May 31, 1993, as adjusted                         2,649,311          2,649     10,950,069            --              --

Purchase of treasury stock                                      --             --             --              --              --
Stock split                                                  722,500            723           (723)           --              --
Net loss                                                        --             --             --              --              --
                                                        ------------   ------------   ------------    ------------    ------------

Balance, May 31, 1994                                      3,371,811          3,372     10,949,346            --              --

Purchase of treasury stock                                      --             --             --              --              --
Exercise of stock options                                     19,000             19         36,145            --              --
Exercise of stock options on pooled company including
    income tax benefit                                        84,892             85        416,018        (198,440)           --
Stock dividend                                               128,347            128        481,173            --              --
Cumulative effect of change in accounting principle             --             --             --              --           (23,683)
Change in unrealized loss on short-term investments             --             --             --              --             9,119
Net income                                                      --             --             --              --              --
                                                        ------------   ------------   ------------    ------------    ------------

Balance, May 31, 1995                                      3,604,050          3,604     11,882,682        (198,440)        (14,564)

Adjustment to conform fiscal year of AMSERV
    Healthcare, Inc.                                            --             --             --              --              --
Exercise of stock options                                     17,287             17         40,611            --              --
Exercise of stock options on pooled company including
    income tax benefit                                        62,931             63        293,741        (199,342)           --
Stock dividend                                               136,090            136      1,071,573            --              --
Change in unrealized loss on short-term investments             --             --             --              --             8,564
Net income                                                      --             --             --              --              --
                                                        ------------   ------------   ------------    ------------    ------------
Balance, May 31, 1996                                      3,820,358   $      3,820   $ 13,288,607    $   (397,782)   $     (6,000)
                                                        ============   ============   ============    ============    ============

[PART 2 OF 2]

                                                           Retained              TREASURY STOCK             Total
                                                           Earnings      ---------------------------    Shareholders'
                                                           (DEFICIT)        SHARES          VALUE          EQUITY
                                                         ------------    ------------   ------------    ------------
Balance, May 31, 1993, as previously reported            $    171,738          45,000   $   (105,000)   $  4,910,696
Pooling of interest with AMSERV Healthcare, Inc.
    (Note 2)                                                  181,129            --             --         6,289,889
                                                         ------------    ------------   ------------    ------------

Balance, May 31, 1993, as adjusted                            352,867          45,000       (105,000)     11,200,585

Purchase of treasury stock                                       --            90,000       (167,985)       (167,985)
Stock split                                                      --              --             --              --
Net loss                                                   (1,456,039)           --             --        (1,456,039)
                                                         ------------    ------------   ------------    ------------

Balance, May 31, 1994                                      (1,103,172)        135,000       (272,985)      9,576,561

Purchase of treasury stock                                       --             2,500         (5,937)         (5,937)
Exercise of stock options                                        --              --             --            36,164
Exercise of stock options on pooled company including
    income tax benefit                                           --              --             --           217,663
Stock dividend                                               (481,301)           --             --              --
Cumulative effect of change in accounting principle              --              --             --           (23,683)
Change in unrealized loss on short-term investments              --              --             --             9,119
Net income                                                    812,021            --             --           812,021
                                                         ------------    ------------   ------------    ------------

Balance, May 31, 1995                                        (772,452)        137,500       (278,922)     10,621,908

Adjustment to conform fiscal year of AMSERV
    Healthcare, Inc.                                          136,262            --             --           136,262
Exercise of stock options                                        --              --             --            40,628
Exercise of stock options on pooled company including
    income tax benefit                                           --              --             --            94,462
Stock dividend                                             (1,071,709)           --             --              --
Change in unrealized loss on short-term investments              --              --             --             8,564
Net income                                                  1,143,259            --             --         1,143,259
                                                         ------------    ------------   ------------    ------------
Balance, May 31, 1996                                    $   (564,640)        137,500   $   (278,922)   $ 12,045,083
                                                         ============    ============   ============    ============


           See notes to supplemental consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.
               SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Years Ended
                                                                               May 31,
                                                              -----------------------------------------
                                                                 1996           1995           1994
                                                              -----------    -----------    -----------
CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss)                                          $ 1,143,259    $   812,021    $(1,456,039)
                                                              -----------    -----------    -----------
   Adjustments to reconcile net income (loss) to net cash
      (used in) provided by operating activities:
        Provision for doubtful accounts                           511,736        196,309        255,446
        Depreciation and amortization                             722,609        755,449        902,406
        Deferred income taxes                                    (200,106)       (12,765)       (11,000)
        AMSERV fiscal year conversion                             136,262           --             --
        Loss on disposal of equipment                                --           47,286         45,078
        (Gain) loss on disposal of discontinued operations           --          (30,302)     1,167,949
        Cumulative effect of change in accounting                    --          (23,683)       (65,000)
        principles
        Write-off of intangibles                                     --             --          137,616
        Changes in operating assets and liabilities:
        (Increase) decrease in assets:
           Accounts receivable                                 (3,406,998)      (357,874)    (1,746,575)
           Prepaid expenses and other assets                     (584,290)       122,811       (134,455)
           Valuation allowance                                    (16,902)          --             --
        Increase (decrease) in liabilities:
           Accounts payable and accrued payroll and               257,250        369,760        243,632
           expenses
           Income taxes payable                                    (4,793)       104,903        140,653
           Other liabilities                                      (14,544)       238,812         94,122
           Loss contracts and unfavorable leases                     --             --          (44,000)
                                                              -----------    -----------    -----------
        Total adjustments                                      (2,599,776)     1,410,706        985,872
                                                              -----------    -----------    -----------
        Net cash (used in) provided by operating               (1,456,517)     2,222,727       (470,167)
                                                              -----------    -----------    -----------
        activities

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of short-term investments                            (992,999)    (1,586,285)      (497,125)
   Proceeds from sale of short-term investments                 2,310,486        880,000        268,750
   Purchase of intangibles                                        (82,403)       (14,829)          --
   Repayment on note receivable from officer                        9,200         15,506          4,777
   Purchase of property and equipment                            (307,547)      (398,332)      (152,545)
   Business acquisitions                                             --       (1,215,770)    (1,469,839)
   Payment of costs related to discontinued operations           (293,689)      (508,587)          --
   Proceeds from sale of discontinued operations                     --          813,941           --
   Cash received on notes receivable                                 --           50,411        191,504
   Proceeds from sale of property and equipment                      --           31,851          4,034
   Payment of earnout advance                                        --         (500,000)          --
                                                              -----------    -----------    -----------
        Net cash provided by (used in) investing activities       643,048     (2,432,094)    (1,650,444)
                                                              -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from revolving credit line                      1,530,000        800,000        950,000
   Repayment of long-term debt                                   (125,000)      (166,666)          --
   Proceeds from the exercise of stock options                    135,090        253,827           --
   Redemption of Class A preferred shares                            --         (170,718)          --
   Redemption of Class B preferred shares                        (341,434)          --             --
   Repayment of note payable                                         --          (73,349)       (57,238)
   Issuance of note payable                                          --             --          130,587
   Purchase of treasury stock                                        --           (5,937)      (167,985)
                                                              -----------    -----------    -----------


           See notes to supplemental consolidated financial statements

        Net cash provided by financing activities               1,198,656        637,157        855,364
                                                              -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND                               385,187        427,790     (1,265,247)
   CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS, beginning of                         1,496,792      1,069,002      2,334,249
                                                              -----------    -----------    -----------
year
CASH AND CASH EQUIVALENTS, end of year                        $ 1,881,979    $ 1,496,792    $ 1,069,002
                                                              ===========    ===========    ===========

SUPPLEMENTAL DISCLOSURE:
   Income taxes paid                                          $   858,932    $   526,784    $   218,294
                                                              ===========    ===========    ===========
   Interest paid                                              $   280,000    $   117,289    $    40,421
                                                              ===========    ===========    ===========

           See notes to supplemental consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.

             NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

                         THREE YEARS ENDED MAY 31, 1996

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        a.      BASIS OF PRESENTATION

                The supplemental consolidated financial statements of Star Multi Care Services, Inc. have been prepared to give retroactive effect to the merger with AMSERV HEALTHCARE, INC. ("AMSERV") on August 23, 1996, which has been accounted for as a pooling of interests as described in Note 2. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests methods in financial statements that do not include the date of consummation. These financial statements do not extend through the date of consummation; however, they will become the historical consolidated financial statements of Star Multi Care Services, Inc. after financial statements covering the date of consummation of the business combination are issued.

        b.      DESCRIPTION OF BUSINESS

                The Company is principally engaged in providing temporary health care personnel, including registered nurses, licensed practical nurses, nurses' aides and respiratory therapists to hospitals, nursing homes, extended care facilities and in-home patients in Florida, Ohio and the New York City metropolitan area.

        c.      PRINCIPLES OF CONSOLIDATION

                The consolidated financial statements include the accounts of Star Multi Care Services, Inc. and its subsidiaries (the "Company"), all of which are wholly-owned. All significant intercompany transactions and accounts have been eliminated.

        d.      REVENUE RECOGNITION AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

                Net revenue is recorded at the estimated net realizable amount from patients, third-party payors and others for services rendered. A provision for doubtful accounts is made for revenue estimated to be uncollectible and is adjusted periodically based upon management's evaluation of current industry conditions, historical collection experience and other relevant factors which, in the opinion of management, deserve recognition in estimating the allowance for doubtful accounts.

        e.      INVESTMENTS IN DEBT AND EQUITY SECURITIES

                In July 1994, the Company has adopted Statement of Financial Accounting Standard ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company has classified its investment securities as available-for-sale and has recorded unrealized holding gains and losses as a separate component of stockholders' equity. The cumulative effect of the change in accounting principle resulted in an after-tax increase to income for unrealized losses of $23,683 at June 1, 1994.

        f.      PROPERTY AND EQUIPMENT

                Property and equipment are recorded at cost. The carrying amount of assets and related accumulated depreciation and amortization are removed from the accounts when such assets are disposed of, and the resulting gain or loss is included in operations. Depreciation is computed by the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the remaining life of the lease or the life of the improvements.

        g.      INTANGIBLE ASSETS

                Intangible assets are stated at acquisition cost and are being amortized on a straight-line basis over their estimated useful lives.

        h.      CONTRACTUAL ADJUSTMENTS

                Under Medicare, Medicaid and other cost-based reimbursement programs, the Company is reimbursed for services rendered to covered program patients as determined by reimbursement formulas. The differences between established billing rates and the amounts reimbursable by the programs and patient payments are recorded as contractual adjustments and deducted from revenues.

                Retroactively calculated third-party contractual adjustments are accrued on an estimated basis in the period the related services are rendered. Revisions to estimated contractual adjustments are recorded based upon audits by third-party payors, as well as other communications with third-party payors such as desk reviews, regulation charges and policy statements. These revisions are made in the year such amounts are determined.

        i.      CASH EQUIVALENTS

                For purposes of the consolidated statements of cash flows, the Company considers all highly liquid financial instruments with a maturity of three months or less when purchased to be cash equivalents.

        j.      INCOME TAXES

                Deferred  tax assets and  liabilities  are  determined  based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Temporary differences and carryforwards giving rise to deferred taxes primarily relate to the allowance for doubtful accounts, depreciation and subsidiary net operating loss carryforwards.

        k.      NET INCOME PER SHARE

                Net income per share has been computed by dividing net income by the weighted average number of common stock and common stock equivalents outstanding during each period. Common stock equivalents represents the dilutive effect of the assumed exercise of certain outstanding options and warrants.

        l.      DERIVATIVE FINANCIAL INSTRUMENTS

                Derivative financial instruments are utilized by the Company in order to reduce the impact of changes in interest rates. The Company does not hold or issue derivative financial instruments for trading purposes. Income and expenses are recorded in the same category as that arising from the related asset or liability being hedged. Gains realized on termination of interest rate swap contracts are deferred and amortized over the remaining terms of the original swap agreement. Costs of interest rate cap contracts are amortized over the lives of the contracts.

        m.      USE OF ESTIMATES

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the period. Actual results may differ from those estimates.

        n.      RECLASSIFICATIONS

                Certain reclassifications have been made to the prior year's financial statements to conform with the classifications used in 1996.

2.      MERGERS AND ACQUISITIONS:

        a.      MERGER

                In February 1996, the Company entered into an Agreement and Plan of Merger (the "Agreement") with AMSERV. On August 23, 1996 AMSERV was merged with and into the Company. Under terms of the Agreement, each share of AMSERV common stock was exchanged for .4090 shares of the Company's common stock. The Company also assumed all outstanding options and other rights to acquire AMSERV stock. Approximately 1,360,000 shares of the Company's common stock were exchanged for all of the outstanding stock of AMSERV. The merger qualified as a tax-free reorganization and was accounted for as a pooling of interests, and accordingly, the accompanying supplemental financial statements have been restated to include the accounts and operations of AMSERV for all periods prior to the merger.

                AMSERV changed its year end to May 31 for fiscal 1996, utilized a 52/53 week fiscal year end for fiscal 1995 and a June 30 year end for fiscal 1994. AMSERV's statements of operations for the years ended June 24, 1995 and June 30, 1994 have been combined with Star's statements of operations for the fiscal years ended May 31, 1995 and 1994, respectively. In order to conform AMSERV's year end to Star's fiscal year end, the supplemental consolidated statement of operation for fiscal year ended May 31, 1996 includes four weeks (June 1, 1995 to June 24, 1995) for AMSERV which are also included in the supplemental consolidated statement of operation for fiscal year ended May 31, 1995. Accordingly, an adjustment has been made in fiscal 1996 to retained earnings for the duplication of net loss of ($136,262) for such four week period. Other results of operations for such four week period of AMSERV include net revenues of $1,113,322, depreciation and amortization of $30,149, loss before taxes of ($199,624) and income tax benefit of $63,362.

                Separate approximated net revenues and net income/(loss) amounts of the merged entities for the period prior to the merger are as follows:

                                                                     Year Ended
                                                                    MAY 31, 1996
                                                                    ------------
Net revenues:
     Star Multi Care Services, Inc.                                  $36,339,000
     AMSERV HEALTHCARE, INC                                           12,823,000

                                                                     $49,162,000

Net income:
     Star Multi Care Services, Inc.                                  $ 1,046,000
     AMSERV HEALTHCARE, INC                                               97,000
                                                                     -----------

                                                                     $ 1,143,000
                                                                     ===========

        b.      ACQUISITIONS

                In May 1995, the Company acquired certain assets of Long Island Nursing Registry, Inc. ("LINR") for approximately $1,716,000, including acquisition costs of approximately $100,000. The assets purchased consisted of customers and patient lists of $1,156,000, nurses lists of $250,000, covenant not-to-compete of $150,000, furniture and office equipment of $25,000 and goodwill of $35,000.

                In June 1994, the Company acquired substantially all the assets and property of North Central Personnel, Inc. ("North Central"). The acquisition had an initial purchase price of $1,553,835. The Company paid $553,835 of the purchase price with cash, and the balance of $1,000,000 was financed by a promissory note payable to the seller. The final purchase price is contingent on an earnout, of which $500,000 was earned in 1995 and $100,000 was earned as of May 31, 1996. The remaining earnout will not exceed $400,000. The excess of the purchase price over the valuation of tangible assets was assigned to goodwill ($1,047,000) and a non-competition agreement ($25,000). The earnout advance and all future earnout payments will be accounted for as additional purchase price of North Central.

                In November 1993, the Company acquired certain assets of DSI Home Care Services, Inc. for approximately $725,000, including acquisition costs of $175,000. The assets purchased consisted of customer and patient lists of $400,000, nurses lists of $120,000, furniture and office equipment of $30,000 and goodwill of $175,000.

                The above acquisitions have been accounted for utilizing purchase accounting principles. Accordingly, the results of operations have been included in the accompanying consolidated financial statements since the date of acquisition.

3.      SHORT-TERM INVESTMENTS:

        Short-term investments are recorded at estimated fair market values at May 31, 1996 and 1995. The Company has classified all of its investments as available-for-sale securities according to Statement of Financial Accounting Standards ("SFAS") No. 115. The following table summarizes available-for-sale securities:


                                                      May 31, 1996
                                          --------------------------------------
                                                          Gross
                                                        Unrealized    Estimated
                                             Cost         Losses      Fair Value
                                          ----------    ----------    ----------

Common stock                              $  110,000    $   10,000    $  100,000
                                          ==========    ==========    ==========

                                                      May 31, 1995
                                          --------------------------------------
                                                          Gross
                                                        Unrealized    Estimated
                                             Cost         Losses      Fair Value
                                          ----------    ----------    ----------

Money market/non-gov't securities         $  453,903    $    2,494    $  451,409
Tax exempt government bonds                  605,020           158       604,862
Common stock                                 110,000        23,000        87,000
Preferred stock                              250,000         1,250       248,750
                                          ----------    ----------    ----------

            Total                         $1,418,923    $   26,902    $1,392,021
                                          ==========    ==========    ==========


        As a result of the adoption of SFAS No. 115 during the year ended May 31, 1995, the Company records net unrealized holding gains and losses, net of income tax effects, as a separate component of shareholders' equity. Previously, unrealized losses had been charged to operations. The cumulative effect of this change in accounting principle resulted in an after-tax adjustment to earnings of $23,683 at June 1, 1994.

        A net realized loss on sales of available-for-sale securities of $10,098 was recognized in the year ended May 31, 1996. A net realized gain of $2,413 was recognized in the year ended May 31, 1995 and a net realized loss of $11,250 was recognized in the year ended May 31, 1994.

4.      INTANGIBLE ASSETS:

        Intangible assets are as follows:
                                                                 MAY 31,
                                         AMORTIZATION   ------------------------
                                            PERIOD         1996          1995
                                          ----------    ----------    ----------

Goodwill                                     25 - 37    $2,989,000    $2,895,000
Customer contracts                           11 - 15     2,225,000     2,225,000
Covenants not-to-compete                     2 -8        1,100,000     1,125,000
Nurses' list                                 9 - 15        703,000       703,000
Accreditation and training programs            5           503,000       503,000
Assembled workforce                            5           497,000       497,000
Other                                        2 - 10        127,000        49,000
                                                        ----------    ----------
                                                         8,144,000     7,997,000
Less accumulated amortization                            2,946,000     2,448,000
                                                        ----------    ----------

                                                        $5,198,000    $5,549,000
                                                        ==========    ==========

5.      REVOLVING CREDIT LINE:

        The Company has a $6.0 million line of credit with a bank which bears interest at 1/4% above the bank's prime lending rate (8 1/4% at May 31, 1996) and matures on October 31, 1997, at which time it may be converted into a three year term loan which will bear interest at 1/2% above the bank's prime lending rate. The facility is renewable at the sole discretion of the bank. All loans under the line of credit are collateralized by all assets of the Company. The Company can borrow against the line to the extent of 80% of eligible accounts receivable (120 days and under, net of contractual allowances).

        Under the line of credit agreement, the Company can from time to time borrow at a rate based on the bank's money market rate (5.31% at May 31, 1996) plus 2 3/4% for a period no less than three months. At May 31, 1996, $2,900,000 was at the money market rate and the remainder of the outstanding credit line of $380,000 was at prime plus 1/4%.

6.      LONG-TERM DEBT:

        Long-term debt consists of a note payable in monthly installments of $10,417 through May 1999. Interest is payable monthly at 8.5%. The note was issued in connection with the acquisition discussed in Note 8.

        Long-term debt matures as follows:

           Years Ending
              May 31,
           ------------
               1997                    $125,000
               1998                     125,000
               1999                     125,000
                                       --------

                                       $375,000
                                       ========

7.      DISCONTINUED OPERATIONS:

        On September 20, 1994, the Company signed a Letter of Intent to sell its temporary nursing services business. As a result, the Company recorded a fiscal 1994 charge of $1,167,949 (after income tax benefit of $77,110) to provide for a loss on the disposal of this discontinued operations and the after-tax estimated operating losses of $149,627 until the estimated date of disposal. On November 9, 1994, the Company completed this transaction, and sold substantially all of the fixed and intangible assets of its temporary nursing services business for $814,000. The related net liabilities for this discontinued operation are included in the balance sheet under the caption, "Net liabilities of discontinued operations." The balance remaining unpaid at May 31, 1996 and 1995, relates to various state and local tax and payroll liabilities that have not been finalized and a remaining severance obligation. The consolidated statements of operations for the years ended May 31, 1996, 1995 and 1994, exclude sales and expenses for its temporary nursing services business from captions applicable to continuing operations. Revenues from the discontinued operation during fiscal 1995 were $3,988,696. Operating results of the discounted operation for fiscal 1994 is summarized below:

                                                                May 31,
                                                                 1994
                                                            ------------

      Net sales                                             $ 12,022,618
      Loss before income taxes                              $   (993,037)
      Income tax benefit                                    $   (282,401)
      Loss from discontinued operations                     $   (710,636)

8.      REDEEMABLE PREFERRED STOCK:

        In April 1995, the Company issued 426,794 shares of its voting Class A Redeemable Preferred Stock, which had a redemption value of $2.00 per share, in exchange for a promissory note payable in connection with the purchase of North Central and related accrued interest which totalled $853,588 on the date of the exchange. The preferred shares paid no dividends and could be redeemed at the option of the holder, in specified installments for cash. On May 29, 1995, 85,359 shares were redeemed for $170,718. On July 6, 1995, the remaining 341,435 Class A Redeemable Preferred Shares were exchanged for 260,141 Class B Redeemable preferred Shares, with a redemption price of $2.625 per share and an aggregate redemption value of $682,870. During the current fiscal period, 130,070 shares have been redeemed for $341,434. As of May 31, 1996, the remaining 130,071 shares with an aggregate redemption value of $341,436 may be redeemed in installments of approximately 65,000 shares on or after November 29, 1996 and May 29, 1997, at the option of the holder. All outstanding Class B shares become redeemable in the event of default or change of control. As a result of the merger with AMSERV (Note 2), the holder of the preferred shares called for redemption, which was paid in full on August 23, 1996. Holders of all classes of Redeemable Preferred Stock have the same voting rights as common stock.

9.         INCOME TAXES:

           Effective June 1, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, which requires a liability approach to financial accounting and reporting for income taxes. The effect of adopting SFAS No. 109 on net income for the year ended May 31, 1994 was an increase of $76,000, which includes an increase in net income of $65,000 for the cumulative effect on years prior to June 1, 1993. As permitted under the standard, the financial statements for the prior year have not been restated.

           The provision for income taxes from continuing operations consists of the following:


                                                 YEARS ENDED MAY 31,
                                    -------------------------------------------
                                       1996             1995             1994
                                    ---------        ---------        ---------
Current:
     Federal                        $ 551,758        $ 314,781        $ 215,832
State and local                       217,192          170,022           81,000
                                    ---------        ---------        ---------

                                      768,950          484,803          296,832
                                    ---------        ---------        ---------
Deferred:
Federal                              (197,498)          (8,765)          (8,000)
     State                             (2,608)          (4,000)          (3,000)
                                    ---------        ---------        ---------
                                     (200,106)         (12,765)         (11,000)
                                    ---------        ---------        ---------

                                    $ 568,844        $ 472,038        $ 285,832
                                    =========        =========        =========

        The components of the net deferred tax asset are as follows:



                                                                 MAY 31,
                                                         -----------------------
                                                           1996           1995
                                                         --------       --------
Deferred tax assets:
    Allowance for doubtful accounts                      $296,772       $201,448
    Reserve for discontinued operations                    35,099        157,249
    Accrued expenses                                      111,811        102,190
    Tax credits                                            71,973         92,696
    Net operating loss carryfoward                         11,440          9,060
    Other                                                  19,313         26,064
                                                         --------       --------
                                                          546,408        588,707
                                                         --------       --------

                                                               MAY 31,
                                                     ---------------------------
                                                        1996             1995
                                                     ---------        ---------
Deferred tax liabilities:
    Depreciation and amortization                     (143,322)         (54,069)
    Prepaid expenses                                   (42,908)         (38,874)
                                                     ---------        ---------
                                                      (186,302)         (92,943)
Valuation allowance                                       --           (335,764)
                                                     ---------        ---------
                                                      (186,302)        (428,707)
                                                     ---------        ---------

Net deferred tax asset                               $ 360,106        $ 160,000
                                                     =========        =========


        A reconciliation between the actual income tax expense and income taxes computed by applying the statutory federal income tax rate to income before taxes is as follows:


                                                    Years Ended May 31,
                                            -----------------------------------
                                              1996         1995         1994
                                            ---------    ---------    ---------
Computed federal income tax at
  statutory rates                           $ 582,115    $ 419,035    $ 218,025
State taxes, net of federal benefits          158,200      108,015       53,000
Items without tax benefit                     103,856       51,552       32,000
Valuation allowance                          (335,764)     (77,687)       4,922
Other, net                                     60,437      (28,877)     (22,115)
                                            ---------    ---------    ---------

                                            $ 568,844    $ 472,038    $ 285,832
                                            =========    =========    =========

10.     SHAREHOLDER'S EQUITY:

        a.      WARRANTS

                Pursuant to the Company's common stock offering in May 1991, the Company issued to the underwriter warrants to purchase 112,922 shares of the Company's common stock. The warrants, which contain certain anti-dilution provisions have an exercise price of $4.98 per share. Warrants totalling 11,292 were cancelled in May 1996, the remaining 101,630 warrants were extended until May 1999.

        b.      PREFERRED STOCK

                On November 23, 1993, shareholders voted to amend the Company's Certificate of Incorporation to create five million shares of preferred stock, $1.00 par value, which the Board of Directors has authority to issue from time to time in series. The Board of Directors also has the authority to fix, before the issuance of each series, the number of shares in each series and the designation, preferences, rights and limitations of each series. To date, no shares of preferred stock have been issued.

        c.      STOCK DIVIDEND

                On December 5, 1995, the Company's Board of Directors approved a stock dividend on January 12, 1996 for shareholders of record as of December 22, 1995. A total of 136,090 shares of common stock were issued in connection with the dividend. Common stock has been adjusted for the par value of the shares issued. Additional paid in capital and retained earnings have been adjusted for the difference between the fair market value and the par value of the shares.

                On April 24, 1995, the Company's Board of Directors approved a stock dividend payable on May 30, 1995 for shareholders of record as of May 15, 1995. A total of 128,347 shares of common stock were issued in connection with the dividend. Common stock has been adjusted for the par value of the shares issued. Additional paid-in capital and retained earnings have been adjusted for the difference between the fair market value and the par value of the shares.

                On April 12, 1994, the Company's Board of Directors approved a stock split of the Company's common stock for shareholders of record as of April 29, 1994. A total of 722,500 shares of common stock were issued in connection with the split. Common stock and additional paid-in capital have been adjusted for the par value of the additional shares issued.

                All references in the accompanying financial statements to the number of common shares and per share amounts for all periods presented have been restated to reflect the stock dividends.

11.     STOCK OPTION PLANS:

        The Company has three stock option plans (the "Plans") as adopted and as adjusted for stock dividends. Participants may be granted either Incentive Stock Options or Non-Qualified Stock Options to purchase an aggregate of 1,234,685 shares of common stock. The purpose of the Plans are to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plans to achieve long-term growth in shareholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. Such options become exercisable at various intervals based upon vesting schedules as determined by the Compensation Committee. The options expire between November 1997 and May 2005.

        The incentive stock options may be granted to employees and consultants of the Company at a price not less than the fair market value on the date of grant. All such options are authorized and approved by the Board of Directors, based on recommendations of the Compensation Committee.

        Information as to options granted is summarized as follows:



                                                                    Exercise
                                                  Shares              Price
                                               ----------         --------------
Outstanding, June 1, 1993                         597,376         $1.44 - $15.60
    Granted                                       254,256
    Canceled and expired                          (46,153)
                                               ----------
Outstanding, May 31, 1994                         805,379         $1.44 - $15.60
    Granted                                        33,671
    Exercised                                    (105,033)
    Canceled and expired                          (46,115)
                                               ----------
Outstanding, May 31, 1995                         687,902         $1.44 - $15.60
    Granted                                        98,302
    Canceled and expired                          (17,963)
    Exercised                                     (80,218)
                                               ----------

Outstanding, May 31, 1996                         688,023         $1.44 - $7.64
                                               ==========

Exercisable                                       621,297          $1.44 - $7.64
                                               ==========

Shares reserved for future issuance at May 31, 1996 are comprised of the following:

Shares issuable upon exercise of
    stock option under the plans               1,222,000
Shares issuable upon exercise of
    warrants by underwriter                      102,000
Shares issuable under the Company's
    employee stock purchase plan                 318,000
                                               ---------

                                               1,642,000
                                               =========


        In November 1995, the Company adopted an Employee Stock Purchase Plan whereby certain employees can purchase shares of common stock at the lesser of 85% of fair market value of the stock at the beginning or end of the calendar year.

        In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, which requires companies to measure employee stock compensation based on the fair value method of accounting, or to use the intrinsic value method prescribed in Accounting Principles Board Option No. 25 and to provide pro forma footnote disclosures under the fair value method in SFAS No. 123. The Company will adopt the new standard in fiscal 1997 and expects to elect the continued use of APB Opinion No. 25.

12.     RELATED PARTY TRANSACTIONS:

        a.      NOTES RECEIVABLE FROM OFFICER

                Notes receivable from officer of $100,517 represents amounts loaned by the Company and/or subsidiaries of the Company to the Company's President. These notes bear interest at 6% and mature August 1, 1998. All interest has been paid through May 31, 1996.

        b.      STOCK SUBSCRIPTION RECEIVABLE

                On April 20, 1995, the Company accepted a non-recourse promissory note from the former Chief Executive Officer of AMSERV, Eugene J. Mora, in the original principal amount of $198,440, bearing interest at a rate of 10% per annum and maturing in April 2000, and $1,100 in cash for the exercise of options for 44,990 shares of the Company's common stock. The promissory note is secured by 72,623 shares of the Company's common stock owned by Mr. Mora. On January 16, 1996, the promissory note was amended to become a recourse promissory note, secured by 44,990 shares of common stock owned by Mr. Mora, with interest at a rate of 5.73% per annum. Also on January 16, 1996, the Company accepted an additional recourse promissory note from Mr. Mora in the original principal amount of $199,342, bearing interest at a rate of 5.73% per annum and maturing in January 2001, and $1,105 in cash for the exercise of options for 45,194 shares of the Company's common stock..

        c.      SERVICES

                A director provides accounting services to the Company for which he was compensated approximately $100,000 in each of the years 1996, 1995 and 1994.

                A former director of AMSERV, provided certain legal services to the Company. The Company incurred legal fees with such firm of $7,027, $114,208 and $39,272 for fiscal years 1996, 1995 and 1994, respectively.

13.     FAIR VALUE OF FINANCIAL INSTRUMENTS:

        In 1995, the Company adopted Statement of Financial Accounting Standards
(SFAS) No. 107, Disclosure about Fair Value of Financial Instruments, which requires disclosures about the fair value of the Company's financial instruments. The methods and assumptions used to estimate the fair value of the following classes of financial instruments were:

        Current Assets and Current Liabilities: The carrying amount of cash, current receivables and payables and certain other short-term financial instruments approximate their fair value.

        Long-Term Debt: The fair value of the Company's long-term debt, including the current portions, was estimated using a discounted cash flow analysis, based on the Company's assumed incremental borrowing rates for similar types of borrowing arrangements. The carrying amount of variable and fixed rate debt at May 31, 1996 approximates its fair value.

14.     CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS:

        Financial   instruments   which   potentially   expose  the  Company  to
concentrations of credit risk consist principally of trade accounts receivable and temporary cash investments.

        The Company provides temporary health care personnel to hospitals, nursing homes, extended care facilities and in-home patients in Florida, New Jersey and the New York City metropolitan area. At May 31, 1996, approximately 30% of accounts receivable was due from Medicaid and approximately 8% of accounts receivable was due from Medicare. Credit losses relating to customers historically have not been significant and within management's expectations.

        The Company places it temporary cash investments with high credit quality financial institutions.

15.     CONTINGENCIES:

        The Company in the past treated certain of its nurses and certain others as independent contractors. The Internal Revenue Service ("IRS") and the New York State Department of Labor ("DOL") have, in certain cases, determined that per diem health care workers were employees, and not independent contractors, of the firm placing them. Two of the Company's subsidiaries have been selected for an employment tax audit by DOL and another of the Company's subsidiaries has been selected for an employment tax audit by the IRS.

        In October 1994, the subsidiary subjected to the IRS audit received from the IRS a formal report proposing an adjustment in taxes of $1,222,220 for years 1989-1993. On October 12, 1995, that subsidiary signed a closing agreement with the IRS providing for zero tax liability for the years 1989-1995. The subsidiary has agreed to treat all skilled nurses providing hospital staffing services as employees for federal employment tax purposes commencing January 1, 1996. As skilled hospital staffing services currently represents only 3% of revenues this change is not expected to have a significant impact on earnings.

        In May 1993, one of the Company's subsidiaries received from the DOL a formal report proposing an adjustment in the amount of $73,000. In January 1994, the other of the Company's subsidiaries received from the DOL a formal report proposing an adjustment in the amount of $33,000. The Company prevailed before the hearing examiner in the latter of these cases, which decision is presently being appealed by the DOL, and the Company is vigorously defending its position. The Company did not prevail in the former case and is currently appealing that decision. Management believes that the possibility of an unfavorable outcome which would materially affect the financial position and results of operations of the Company is remote.

16.     COMMITMENTS:

        a.      EMPLOYMENT AGREEMENT

                The Company has an employment agreement, as amended, with an officer which expires in December 2000. The aggregate commitment for future salary, excluding bonuses, under the agreement is $1,125,000. The agreement also provides for certain bonuses based upon annual pretax income. The Company has an employment agreement with a former LINR shareholder which expires May 1997. The aggregate commitment for future salary under the agreement is $100,000. The aggregate minimum commitment for future salaries under both agreements are as follows:

           Years Ending
             May 31,
           ------------
               1997                   $  350,000
               1998                      250,000
               1999                      250,000
               2000                      250,000
               2001                      125,000
                                      ----------
                                      $1,225,000
                                      ==========

        Under the Merger Agreement with AMSERV, Star has agreed to honor the provisions of certain agreements with AMSERV's chief executive officer. Pursuant to these agreements, if AMSERV's chief executive officer is terminated without cause, AMSERV is obligated to pay the chief executive officer the compensation he earned in the final year of his employment in each of the immediately following five years and transfer certain life insurance policies owned by the Company. In 1996, compensation earned by the chief executive officer was approximately $300,000.

        b.      LEASES

                The Company conducts its operations from leased office space under various operating leases which expire at various dates through 2002. Management expects that in the normal course of business these leases will be renewed or replaced by other leases.

                As of May 31, 1996 future net minimum  rental  payments  (net of
sublease   income)  under   operating   leases   having   initial  or  remaining
noncancellable terms in excess of one year are as follows:


                     1997             $  718,000
                     1998                643,000
                     1999                587,000
                     2000                230,000
                     2001                144,000
                     2002                 75,000
                                      ----------

                                      $2,397,000
                                      ==========

                Rental expenses for operating leases for fiscal years ended 1996, 1995 and 1994 were approximately $731,000, $519,000 and $470,000, respectively.

        c.      GUARANTY

                In connection with the sale of a business in 1992, the Company has guaranteed certain lease payments. The amount of future lease payments guaranteed by the Company totalled $290,836 at May 31, 1996 and are payable through September 1998.

17.     RETIREMENT PLANS:

        The Company adopted a 401(k) savings plan in January 1995 covering all eligible employees. Employees may defer up to 15% of their compensation. The Company will match 10% of employees' contributions up to 8%. Contributions for the year ended May 31, 1996 approximated $17,000.

        A division of the Company has a deferred fringe benefits welfare compensation plan covering substantially all of its employees. Contributions to the plan are discretionary and are based on employee compensation. The plan was amended in November 1995 to increase the vesting period of new entrants. New entrants vest fully after 10 years of service, and participants prior to the amendment vest fully after three years of service. Contributions to the plan for 1996, 1995 and 1994 approximated $233,000, $264,000 and $222,000, respectively.

18.     SUPPLEMENTARY INFORMATION - STATEMENT OF CASH FLOWS:

        During the years ended May 31, 1996 and 1995, the Company issued stock dividends which amounted to $1,071,709 and $481,301, respectively. During the years ended May 31, 1996 and 1995, the Company issued common stock upon the exercise of stock options in exchange for notes receivable in the amount of $199,342 and $198,440, respectively. During the year ended May 31, 1995, the Company issued a note payable of $500,000 to finance a portion of the acquisitions mentioned in Note 2. During the year ended May 31, 1995, the Company issued $853,588 of Class A redeemable preferred stock in exchange for a note payable and related accrued interest. During the year ended May 31, 1994. the Company transferred $80,307 from accounts receivable to notes receivable.

19.     FINANCIAL INSTRUMENTS:

        On March 20, 1996, the Company entered into a two year notional amount $1,500,000 interest rate swap with a bank, whereby the Company pays interest at a fixed rate of 6.16% and receives interest at the three-month London Interbank Offered Rate ("LIBOR"). The Company is exposed to credit loss in the event of non-performance by the bank, however the Company does not anticipate a loss resulting from this credit risk. The fair value of this financial instrument at May 31, 1996 approximates $10,000.

                         STAR MULTI CARE SERVICES, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEET

                                FEBRUARY 28, 1997
                                   (UNAUDITED)


ASSETS
------
CURRENT ASSETS:
      Cash and cash equivalents                                    $     78,574
      Accounts receivable, net of allowance for doubtful
        accounts of $566,000                                         10,130,449
      Prepaid expenses and other current assets                         769,365
      Income taxes receivable                                            28,997
      Deferred income taxes                                             961,232
                                                                   ------------
           Total current assets                                      11,968,617

PROPERTY AND EQUIPMENT, net of accumulated depreciation
   of $871,610                                                          916,281
NOTES RECEIVABLE FROM OFFICER                                            94,937
INTANGIBLE ASSETS, net                                                5,059,300
OTHER ASSETS                                                            218,916
                                                                   ------------
                                                                   $ 18,258,051
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES:
      Accrued payroll and related expenses                         $  1,241,205
      Accounts payable and other accrued expenses                     1,405,020
      Current maturities of long-term debt                              125,000
                                                                   ------------
           Total current liabilities                                  2,771,225

LONG-TERM LIABILITIES:
      Revolving credit line                                           1,997,000
      Long-term debt                                                    156,250
      Other long-term liabilities                                     1,192,000
                                                                   ------------
           Total long-term liabilities                                3,345,250

SHAREHOLDERS' EQUITY:
      Preferred stock, $1.00 par value, 5,000,000 shares
           authorized                                                      --
      Common stock, $.001 par value, 10,000,000 shares
           authorized; 4,154,318 shares issued                            4,154
      Additional paid-in capital                                     14,925,603
      Subscription receivable                                          (397,782)
      Deficit                                                        (2,111,477)
      Treasury stock, 137,500 common shares at May 31, 1996            (278,922)
                                                                   ------------
           Total shareholders' equity                                12,141,576
                                                                   $ 18,258,051
                                                                   ============

 See accompanying notes to unaudited condensed consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                        Nine Months Ended
                                                  -----------------------------
                                                  February 28,     February 29,
                                                      1997             1996
                                                  ------------     ------------
REVENUES, net                                     $ 39,163,979     $ 35,463,592
                                                  ------------     ------------
OPERATING EXPENSES:
      Costs of revenues                             25,624,871       23,004,659
      Selling, general and administrative           10,652,192       10,410,591
      Depreciation and amortization                    480,597          598,722
                                                  ------------     ------------
                                                    36,757,660       34,013,972
                                                  ------------     ------------
INCOME FROM OPERATIONS                               2,406,319        1,449,620
                                                  ------------     ------------
OTHER INCOME (EXPENSE):
      Interest expense                                (164,518)        (216,668)
      Interest income                                   61,861          142,345
      Merger transaction costs                      (2,808,223)            --
                                                  ------------     ------------
                                                    (2,910,880)         (74,323)
                                                  ------------     ------------
(LOSS) INCOME BEFORE PROVISION
      FOR INCOME TAXES                                (504,561)       1,375,297
INCOME TAX BENEFIT (PROVISION)                         207,000         (608,955)
                                                  ------------     ------------
NET (LOSS) INCOME                                 $   (297,561)    $    766,342
                                                  ============     ============
NET (LOSS) INCOME PER COMMON SHARES               $      (0.07)    $       0.18
                                                  ============     ============
WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING                                          4,278,169        4,257,046
                                                  ============     ============



 See accompanying notes to unaudited condensed consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                       Nine Months Ended
                                                                  February 28,   February 29,
                                                                      1997           1996
                                                                  -----------    -----------
CASH FLOW FROM OPERATING ACTIVITIES:
    Net (loss) income                                             $  (297,561)   $   766,342
                                                                  -----------    -----------
    Adjustments to reconcile net (loss) income to net
        cash provided by (used in) operating activities:
        Provision for doubtful accounts                               148,556        230,000
        Depreciation and amortization                                 480,597        598,722
        Deferred income taxes                                        (601,126)          --
        Changes in operating assets and liabilities:
            (Increase) decrease in assets:
               Accounts receivable                                   (667,836)    (2,918,989)
               Prepaid expenses and other current assets               31,300       (225,216)
               Income taxes receivable                                (28,997)          --
               Other assets                                           291,571        (60,108)
            Increase (decrease) in liabilities:
               Accounts payable and related expenses                  (88,621)       334,535
               Accounts payable and other accrued expenses           (125,118)       157,605
               Income taxes payable                                  (295,647)       (53,127)
               Other liabilities                                    1,158,030         17,386
                                                                  -----------    -----------
            Total adjustments                                         302,709     (1,919,192)
                                                                  -----------    -----------
            Net cash provided by (used in) operating activities         5,148     (1,152,850)
                                                                  -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from short-term investments                              106,000      1,089,179
    Purchase of intangibles                                          (177,327)       (83,254)
    Repayment on note receivable from officer                           5,580         27,629
    Purchase of property and equipment                               (314,593)      (186,932)
    Payment of costs related to discontinued operations               (98,081)      (306,747)
                                                                  -----------    -----------
        Net cash (used in) provided by investing activities          (478,421)       539,875
                                                                  -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net (repayments of) proceeds from revolving credit line       (1,283,000)     1,500,000
     Repayment of long-term debt                                      (93,750)       (93,750)
     Proceeds from the exercise of stock options                      388,054        296,130
     Redemption of Class B preferred shares                          (341,436)      (170,717)
                                                                  -----------    -----------
          Net cash (used in) provided by financing activities      (1,330,132)     1,531,663
                                                                  -----------    -----------

NET (DECREASE) INCREASE IN CASH
    AND CASH EQUIVALENTS                                           (1,803,405)       918,688
CASH AND CASH EQUIVALENTS, beginning of period                      1,881,979      1,496,792
                                                                  -----------    -----------
CASH AND CASH EQUIVALENTS, end of period                          $    78,574    $ 2,415,480
                                                                  ===========    ===========
SUPPLEMENTAL DISCLOSURE:
    Income taxes paid                                             $   600,000    $   669,000
                                                                  ===========    ===========
    Interest paid                                                 $   173,000    $   204,000
                                                                  ===========    ===========

 See accompanying notes to unaudited condensed consolidated financial statements

                         STAR MULTI CARE SERVICES, INC.

                          NOTES TO UNAUDITED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

                                NINE MONTHS ENDED
                     FEBRUARY 28, 1997 AND FEBRUARY 29, 1996

1.      ADJUSTMENTS:

        In the opinion of management of Star Multi Care Services, Inc. ("Star"), the accompanying unaudited condensed consolidated financial statements reflect all adjustments necessary (which are of a normal recurring nature) to present fairly Star's financial position as of February 28, 1997, and the results of operations and cash flows for the nine month periods ended February 28, 1997 and February 29, 1996. The unaudited condensed consolidated financial statements contained herein should be read in conjunction with Star's audited consolidated financial statements for the fiscal years ended May 31, 1996, included elsewhere herein.

        The results of operations for the nine month period ended February 28, 1997 are not necessarily indicative of the results to be expected for the full year.

2.      NET INCOME (LOSS) PER SHARE:

        Net income (loss) per share for the periods are based on the weighted average number of common and common stock equivalent shares outstanding. Certain stock options were not included in the computation of net loss per share because their effect would be antidilutive. Net income (loss) per share assuming full dilution is the same as primary income (loss) per share)

3.      MERGER:

        On August 23, 1996, Star completed a merger (the "Amserv Merger"), accounted for as a pooling of interest, to acquire AMSERV HEALTHCARE INC. ("Amserv"), a health care service company which provides home care services in New Jersey and Ohio. In accordance with the Amserv Merger Agreement, each share of common stock of Amserv outstanding immediately prior to consummation of the Amserv Merger was converted into .4090 shares of common stock of Star The total shares issued amounted to 1,410,731. Star also assumed all outstanding options and other rights to acquire Amserv stock. Costs related to the Amserv Merger amounted to $2,808,223. Unpaid amounts at February 28, 1997 have been included in "accounts payable and other accrued expenses" and "other long-term liabilities". See Note 7.

4.      STOCK DIVIDEND:

        Star declared a 5% stock dividend which was distributed on November 4, 1996 to shareholders of record as of October 11, 1996. A total of 188,570 shares of common stock of Star were issued in connection with the dividend. Common stock has been adjusted for the par value of the shares issued. Additional paid-in capital and deficit have been adjusted for the difference between the fair market value and the par value of the shares.

5.      SUBSEQUENT EVENT:

        On January 3, 1997, Star entered into an agreement and plan of merger (the "Merger Agreement") to acquire (the "Merger") Extended Family Care Corporation ("EFCC"), a health care service company which provides home care services in New Jersey, New York and Pennsylvania. In accordance with the Merger Agreement, Star will pay $2,400,000 in cash (plus cash payments to dissenting shareholders, if any) and $4,850,000 in stock (less the amount that would have been paid to dissenting shareholders, if any) or cash at Star's option.

        In connection with the Merger, Star and EFCC have entered into a consulting agreement pursuant to which Star will render to EFCC Consulting and Advisory Services in connection with the management, operation and supervision of EFCC. The term of the consulting agreement shall end on the earlier of (i) one year from signing of the Merger Agreement, (ii) the effective time of the Merger or (iii) the termination of the Merger. In consideration for the consulting services rendered by Star, EFCC will pay $25,000 per month payable
(a) $15,000 in arrears on the last day of each month and (b) the remaining $10,000 on the earlier of the closing date or termination of the Merger Agreement. As of February 28, 1997 $35,000 due from EFCC is included in prepaid and other current assets. The Merger is subject to approval by the shareholders of both companies and certain other conditions and is expected to be consummated on or before September 15, 1997.

6.      SUPPLEMENTARY INFORMATION - STATEMENT OF CASH FLOWS:

        During the period ended February 28, 1997, Star issued a 5% stock dividend which amounted to $1,249,276.

7.      LITIGATION:

        STAR is a defendant in a lawsuit filed on November 14, 1996 in San Diego Superior Court, by Eugene J. Mora the former President and Chief Executive Officer of Amserv for alleged breach of contract. The suit asks for damages totaling approximately $2,300,000. STAR has accrued approximately $1,790,000, included in "Accounts Payable and Other Accrued Expenses" and "Other Long-Term Liabilities," in connection with this matter. The amount accrued is based upon information which has been learned to date. As this case is in the early stages, additional information may be learned in the future, which would require STAR to modify this amount. Management does not believe that this matter will have a material adverse impact on STAR.

                          INDEPENDENT AUDITORS' REPORT



To The Board of Directors
Extended Family Care Corporation



We have audited the accompanying balance sheets of Extended Family Care Corporation and subsidiary, as of December 31, 1996 and 1995 and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Extended Family Care Corporation, at December 31, 1996 and 1995 and the consolidated results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



/s/  Carpenter & Onorato, P.C.

Carpenter & Onorato, P.C.
Certified Public Accountants
Garden City, NY 11530
February 18, 1997

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
                           Consolidated Balance Sheets
                                  December 31,

                                                                                         1996         1995
                                                                                      ----------   ----------
                                     ASSETS
                                     ------
Current assets:
          Cash                                                                        $1,066,193   $  511,563
          Accounts receivable, net of allowance for doubtful accounts
                  of $100,000 for 1996 and 1995 (note 2)                               1,066,277      895,131
          Prepaid expenses and other current assets (note 9)                             496,185      146,809
                                                                                      ----------   ----------
                  Total current assets                                                 2,628,655    1,553,503

Property and equipment, net (note 5)                                                     233,644      118,591

Other assets:
          Deferred tax asset (note 6)                                                    204,000      259,000
          License, net (notes 3)                                                         476,153      515,832
          Other                                                                           29,410       11,197
                                                                                      ----------   ----------
                  Total assets                                                        $3,571,862   $2,458,123
                                                                                      ==========   ==========
                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------
Current liabilities:
          Accounts payable                                                            $  223,362   $  222,677
          Accrued expenses (note 8)                                                      586,396      543,974
          Customer deposits                                                               73,374       59,146
          Notes payable (note 4)                                                          43,449      148,449
          Payroll taxes payable (note 8)                                                 151,721      280,584
          Current portion of obligations under capital leases                             22,850       12,845
                                                                                      ----------   ----------
                  Total current liabilities                                            1,101,152    1,267,675

Non-current liabilities
          Long-term debt (note 4)                                                         36,500       54,500
          Obligations under capital leases                                                69,717       40,010
                                                                                      ----------   ----------
                  Total non-current liabilities                                          106,217       94,510
                                                                                      ----------   ----------
                           Total liabilities                                           1,207,369    1,362,185

Commitments and contingencies (notes 7, 8, 10 and 12)

Minority interest in subsidiary                                                          139,649      140,008
                                                                                      ----------   ----------

Shareholders' equity
          Preferred stock, $.01 par value,  10,000,000 shares authorized in 1996
          Common stock, $.01 par value, 50,000,000 shares authorized, 30,000,000 in 1996; 32,000,226 and 19,300,229 shares issued and outstanding,
                  respectively                                                           320,002      194,506
          Additional paid-in-capital                                                   1,763,348      638,844
          Retained earnings                                                              141,494      122,580
                                                                                      ----------   ----------
                  Total shareholders' equity                                           2,224,844      955,930
                                                                                      ----------   ----------
                           Total liabilities and shareholders' equity                 $3,571,862   $2,458,123
                                                                                      ==========   ==========

                     See accompanying notes to consolidated
                             financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
                      Consolidated Statements of Operations
                            Years Ended December 31,


                                                        1996            1995
                                                    ------------    ------------

Net patient service revenue (note 2)                $  8,929,330    $  7,367,958
                                                    ------------    ------------

Cost of services:
         Salaries                                      4,806,668       4,058,749
         Payroll taxes and other                         836,886         647,447
                                                    ------------    ------------

                  Total cost of services               5,643,554       4,706,196
                                                    ------------    ------------

         Gross profit                                  3,285,776       2,661,762

Selling, general and administrative expenses           3,192,769       2,128,432

Provision for doubtful accounts                           25,000          51,810
                                                    ------------    ------------

         Income from operations                           68,007         481,520

Interest (income) expense, net                            (5,548)          4,320
                                                    ------------    ------------

         Income before provision for income
                  taxes and minority interest             73,555         477,200

Provision for income
         taxes (note 6 )                                  55,000         209,000
                                                    ------------    ------------

         Net income before minority interest              18,555         268,200

Minority interest in subsidiary net income                  (359)         46,398
                                                    ------------    ------------

         Net income                                 $     18,914    $    221,802
                                                    ============    ============


Primary earnings per share                          $     0.0009    $     0.0107
                                                    ============    ============

Fully diluted earnings per share                    $     0.0009    $     0.0105
                                                    ============    ============

Weighted average number of shares outstanding:
         Primary                                      21,808,560      20,823,555
                                                    ============    ============

         Fully diluted                                21,808,560      21,033,562
                                                    ============    ============

                            See accompanying notes to
                       consolidated financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
                 Consolidated Statements of Shareholders' Equity

                                           Years Ended December 31, 1996 and 1995

                                      Common Stock                                           Total
                               --------------------------    Additional      Retained    Shareholders'
                                  Shares         Amount        Paid-in       Earnings       Equity
                               -----------    -----------    -----------   -----------    -----------
December 31, 1994               19,300,229        194,506        638,844       (99,222)       734,128


Net income                            --             --             --         221,802        221,802
                               -----------    -----------    -----------   -----------    -----------


December 31, 1995               19,300,229        194,506        638,844       122,580        955,930



Retired shares                    (300,003)        (4,504)         4,504          --             --


Exercise of stock
options                         13,000,000        130,000      1,120,000          --        1,250,000


Net income                            --             --             --          18,914         18,914
                               -----------    -----------    -----------   -----------    -----------


December 31, 1996               32,000,226    $   320,002    $ 1,763,348   $   141,494    $ 2,224,844
                               ===========    ===========    ===========   ===========    ===========

          See accompanying notes to consolidated financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
                            Statements of Cash Flows
                            Years Ended December 31,

                                                                                   1996           1995
                                                                               -----------    -----------
Cash flow from operating activities:
         Net income                                                            $    18,914    $   221,802
         Adjustments to reconcile net income to net
                  cash provided by (used in) operating activities:
                  Allowance for doubtful accounts                                     --           51,810
                  Depreciation and amortization                                     62,107         36,273
                  Amortization of intangible assets                                 39,680         39,679
                  Provision for income taxes                                        55,000        209,000
                  Minority interest in subsidiary net income                          (359)        46,398
         Change in operating assets and liabilities:
                  (Increase) in assets:
                           Accounts receivable                                    (171,146)      (143,276)
                           Prepaid expenses                                       (349,376)       (74,053)
                           Security deposits                                       (18,213)        (4,074)
                  Increase (decrease) in liabilities:
                           Accounts payable                                        (21,486)        17,982
                           Accrued expenses                                         42,422        218,290
                           Customer deposits                                        14,228        (12,124)
                           Payroll taxes payable                                  (128,863)       (52,274)
                                                                               -----------    -----------
                  Net cash (used in) provided by operating activities             (457,092)       555,433
                                                                               -----------    -----------

CASH FLOW FROM INVESTING ACTIVITY:
         Purchase of property and equipment                                       (122,979)       (57,373)
                                                                               -----------    -----------
                  Net cash (used in) investing activity                           (122,979)       (57,373)
                                                                               -----------    -----------

CASH FLOW FROM FINANCING ACTIVITIES:
         Proceeds from exercise of stock options                                 1,250,000           --
         Payment of obligations under capital leases                               (14,471)        (6,187)
         Repayment of loans                                                       (100,828)       (77,500)
                                                                               -----------    -----------
                  Net cash provided by (used in) by financing activities         1,134,701        (83,687)
                                                                               -----------    -----------

         Increase in cash                                                          554,630        414,373

         Cash balance at beginning of year                                         511,563         97,190
                                                                               -----------    -----------

         Cash balance at end of year                                           $ 1,066,193    $   511,563
                                                                               ===========    ===========

         Supplemental disclosures:
                           Equipment acquired under capital lease obligation   $    54,183    $    59,042
                                                                               ===========    ===========
                  Cash paid during the year for:
                           Interest                                            $     7,080    $     5,825
                                                                               ===========    ===========
                           Income taxes                                        $    14,638    $       654
                                                                               ===========    ===========

          See accompanying notes to consolidated financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY

                   Notes to Consolidated Financial Statements
                                December 31, 1996

(1)     SIGNIFICANT ACCOUNTING POLICIES

        (a)     DESCRIPTION OF BUSINESS

                Extended Family Care Corporation (EFCC) or (the Company), is primarily engaged in the business of providing health care services in the home through its 83% majority owned subsidiary, T.P.C. Home Care Services, Inc. (TPC). EFCC is the holding company for TPC.

                TPC is a licensed home care provider servicing patients since 1980. TPC has offices in New York and New Jersey, providing twenty four hour home care services. On August 5, 1986, TPC and its parent, EFCC, filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. On March 23, 1992, this plan of reorganization was confirmed by the United States Bankruptcy Court. On January 13, 1995, the bankruptcy court issued a final decree.

                As part of the plan of reorganization, on October 8, 1993, per an agreement between C.O.S.S. Holding Corp. (C.O.S.S.), an investor group, and EFCC dated March 23, 1992, EFCC issued 12,749,658 shares of stock to C.O.S.S. for $250,000 in cash which resulted in C.O.S.S. owning a 66% interest in EFCC. Also, unsecured creditors were given the option to receive a pro rata share of EFCC's common stock or 12% of the allowed amount of their respective claims. Creditors exercising this option resulted in EFCC issuing 1,388,959 shares of common stock to the unsecured creditors.

                On October 31, 1995, EFCC entered into an agreement with Arbor Home Health Care Holdings, LLC (Arbor) (in which Ivan Kaufman owns a 99% interest), by which EFCC granted Arbor an irrevocable option exercisable in two installments for EFCC to issue in total 13,000,000 shares of EFCC common stock to Arbor at $.10 per share. The first and second installments of the option were exercised by Arbor on August 21, 1996 and October 31, 1996, respectively. Shares were not issued with respect to the first installment until October, 1996, when the Company's certificate of incorporation was amended to provide sufficient authorized capital to issue such shares. Arbor owns approximately a 40% interest in EFCC. In addition, per the option agreement, C.O.S.S. placed all of its 12,749,658 shares of EFCC common stock in a voting trust. Arbor has the right to direct the voting of all of the C.O.S.S. shares and to nominate a majority of the EFCC Board of Directors.

        (b)     PRINCIPLES OF CONSOLIDATION

                The consolidated financial statements include the accounts of EFCC and its majority owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

        (c)     REVENUE RECOGNITION AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

                Net patient service revenue is recorded at the Company's reimbursement rates or contracted rates. Such revenue is received from patients, third party payors and others for services rendered. A

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued



                significant portion of the Company's revenue is received from third-party payors (i.e. Medicaid) and is subject to audit and adjustment by those payors.

                A provision for doubtful accounts is made for accounts receivable estimated to be uncollectible; which is based upon management's evaluation of relevant facts that effect the collectibility of accounts receivable.

        (d)     PROPERTY AND EQUIPMENT

                Property and equipment are recorded at cost. The carrying amount of the assets and related accumulated depreciation and amortization are removed from the accounts when such assets are disposed of and the resulting gain or loss is included in operations. Depreciation and amortization of equipment and leasehold improvements are computed using the declining balance method for the following useful lives of the assets:


                 Furniture and fixtures     5 - 7      years
                 Equipment                     5       years
                 Leasehold improvements     lesser of the useful life of the
                                            asset or the remaining lease period.

                For assets acquired in 1996, the straight line method was used. Management believes that the difference is immaterial.

        (e)     POST-RETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS

                The Company does not provide post-retirement benefits for its employees.

        (f)     INCOME TAXES

                The Company is a C corporation for the taxable years ended December 31, 1996 and 1995, respectively.

        (g)     NET INCOME PER COMMON SHARE

                Net income per common share is computed by dividing net income by the weighted average number of common stock and common stock equivalents outstanding during each period. Common stock equivalents represent the dilutive effect of the assumed exercise of certain outstanding stock options.

        (h)     USE OF ESTIMATES

                Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued



        (i)     RECLASSIFICATION

                Certain prior year amounts have been reclassified to conform to the current year presentation.


(2)     CONCENTRATION OF SEGMENT RISK

        TPC provides temporary health care personnel to in-home patients in New York and New Jersey. TPC grants credit to its patients who are insured under third-party payor agreements. Deposits are required for all private business. The mix of accounts receivable from private and third-party payors at December 31 were as follows:


                                       1996              1995
                                    ---------         ---------
Medicaid                                54  %             62  %
Insurance                                3                 2
Other third-party payors                34                29
Private                                  8                 7
Medicare                                 1                --
                                    ---------         ---------
                                       100  %            100  %
                                    =========         =========

        Historically,   credit  losses  relating  to  customers  have  not  been
        significant and have been within management's expectations.


(3)     INTANGIBLE ASSETS

        Intangible assets at December 31 are as follows:


                                                          1996            1995
                                                        --------        --------
          License                                       $595,190        $595,190
              less accumulated amortization              119,037          79,358
                                                        $476,153        $515,832
                                                        ========        ========


(4)     NOTES PAYABLE AND LONG-TERM DEBT

        Notes  payable and  long-term  debt consist of the following at December
        31:


                                                      1996              1995
                                                      ----              ----

        Note    payable,    non-interest
        bearing,   payable   in  monthly
        installments  of  $1,500  with a
        final balloon payment of $26,000
        due in August, 1998. Interest on
        this  note was not  imputed,  as
        the Company considers the amount
        to be immaterial.                        $   54,500        $   72,500

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued





           Notes payable, non-interest bearing and
           payable on demand                                  --          80,000

           Due to Affiliated Parties (see note 7)           25,449        50,449
                                                          --------      --------

                      Notes payable and long-term debt      79,949       202,949

                      Less current portion                  43,449       148,449
                                                          --------      --------

                      Long-term debt                      $ 36,500      $ 54,500
                                                          ========      ========


(5)     PROPERTY AND EQUIPMENT

        Property and equipment consist of the following:


                                                             1996         1995
                                                           --------     --------
           Furniture and fixtures                          $ 64,095     $ 18,751
           Machinery and equipment                          229,872      167,108
           Leasehold improvements                            15,539        7,039
           Equipment held under capital leases              113,225       59,042
                                                           --------     --------
                                                            422,731      251,940

                      less accumulated depreciation and
                           amortization                     189,087      133,349
                                                           --------     --------
                                                           $233,644     $118,591
                                                           ========     ========

(6)     INCOME TAXES

        The provision for income taxes consists of the following:


                                    1996              1995
                                    ----              ----
Current
       Federal                  $      --         $      --
       State                           --                --

                                $      --         $      --
                                -----------       -----------

Deferred
       Federal                  $    42,000       $   160,500
       State                         13,000            48,500
                                -----------       -----------
                                     55,000           209,000
                                $    55,000       $   209,000
                                ===========       ===========

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued



        Deferred tax assets consist of the following:


Pre-reorganization net operating loss carryforward    $  100,000      $  221,000
Allowance for doubtful accounts                           38,000          38,000
Other                                                     66,000             --
                                                      ----------      ----------

       Total deferred tax assets                      $  204,000      $  259,000
                                                      ==========      ==========

        The following is a reconciliation of the effective income tax rate to the Federal statutory rate:


Computed income tax (benefit) expense at 34%            $   25,000   $  162,000
Increase in taxes resulting from:

    Nondeductible expenses                                  22,000       15,000
    State income taxes, net of federal  tax benefit          8,000       32,000
    Other - effect of graduated tax rates                      --           --
                                                        $   55,000   $  209,000
                                                        ==========   ==========

    At December  31, 1996,  the Company has a net  operating  loss  carryforward
    (NOL) of approximately $575,000 for tax purposes, expiring beginning with the year 2000 through 2008.


(7)     RELATED PARTY TRANSACTIONS

Notes payable consist of the following at December 31:

                                                                     1996        1995
                                                                     ----        ----
C.O.S.S. holds a note which is non-interest bearing, and
payable upon demand.                                             $  25,449   $  25,449

An officer of the  Company  holds a note which  bears an
interest rate of 11% and is payable upon demand.  Annual
interest   expense   amounted   to  $1,840  and  $3,238,
respectively.                                                          --       25,000
                                                                 $  25,449   $  50,449
                                                                 =========   =========

        The landlord for the Company's corporate office is an entity owned by C.O.S.S. The annual rental is $43,837 per year, and shall be increased by 12% over the prior year's fixed minimum annual rent. The lease expires November 30, 2000.

        On October 31, 1995, EFCC entered into an agreement with Arbor Management, LLC (in which Ivan Kaufman owns a 99% interest), for two years by which EFCC will pay $7,500 a month to Arbor Management, LLC for management services, including accounting, finance, human resources and marketing, rendered to the Company.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued



(8)     PAYROLL TAXES PAYABLE/ACCRUED EXPENSES

        Federal pre-petition payroll tax liabilities were settled with the Internal Revenue Service for $175,000 in cash on September 16, 1996, which approximated the amounts recorded as payroll taxes payable and accrued interest and penalties for this claim. As of December 31, 1996, payroll taxes payable and accrued expenses included tax liabilities to various state government agencies in the amounts of $52,437 and $5,775, respectively.

(9)     SALE OF BRANCH OPERATIONS

        On December 5, 1996, TPC sold certain assets and liabilities; and its operations of its Jersey City branch to Public Services, Inc (P.S.I.) for a $175,000, six month, 9% promissory note, plus an amount equal to 12% of the gross revenues of P.S.I. in excess of $90,000 per month for a 24 month period commencing on October 6, 1997. The Company recognized a gain of $24,617 on the sale of these assets. The assets from this branch, remaining in the company, included cash and substantially all of its security deposits.

(10)    COMMITMENTS AND CONTINGENCIES

        TPC conducts its operations from leased office spaces in New York, New Jersey and Pennsylvania. These leases expire at various dates through the year 2000. Management expects that in the normal course of business, these leases will be renewed or replaced by other leases. Rent expense for the years ended December 31 amounted to $208,973 and $104,965, respectively.

        The Company is also the lessee of machinery and equipment under capital leases expiring in various years through 2001.

        As of December 31, future net minimum lease payments under capital and operating leases are as follows:


                                       CAPITAL            OPERATING
                                       -------            ---------
               1997                 $      22,850       $     203,482
               1998                        22,850             208,567
               1999                        21,984             201,093
               2000                        18,769             149,371
               2001                         6,116              66,150
               Thereafter                    --               260,313
                                    $      92,569       $   1,088,976
                                    =============       =============

        The gross amount of assets recorded under capital lease obligations was $113,225 at December 31, 1996. Interest on the capital lease obligations was imputed and the Company considers the amount to be immaterial.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued



(11)    FAIR VALUE OF FINANCIAL INSTRUMENTS

        FASB Statement No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying value of the Company's financial instruments in the accompanying balance sheets approximates their fair value.

(12)    SUBSEQUENT EVENTS

        An "Agreement and Plan of Merger" (Merger), was entered into on January 3, 1997 between the Company and Star Multi Care Services, Inc. (Star), pursuant to which Star will acquire 100% of the outstanding common shares of the Company. Under the terms of the merger agreement EFCC shareholders will receive $2,400,000 in cash or approximately $.064 per share and $4,850,000 in Star common stock or approximately $.129 per share for total consideration of $7,250,000 or approximately $.193 per share, after giving effect to the merger of TPC with and into EFCC (see below). As part of the merger agreement, EFCC paid a $.0234 per share cash dividend on January 21, 1997 to all its common shareholders of record on January 13, 1997.

        It is anticipated that the Merger will be treated as a tax free reorganization for Federal income tax purposes to the extent of Star's common stock received by EFCC's shareholders. This merger is expected to be completed by August 1997, subject to approval of EFCC and Star shareholders, certain state regulatory boards and other conditions.

        In connection with the Merger, EFCC and Star have entered into a Consulting Agreement pursuant to which Star will render to EFCC consulting and advisory services in connection with the management, operation and supervision of EFCC. The term of the Consulting Agreement shall end on the earlier of (i) one year from the signing of the Merger,
        (ii) the closing of the merger or (iii) the termination of the Merger. In consideration for the consulting services to be rendered by Star, EFCC will pay Star $25,000 per month, payable (a) $15,000 in arrears on the last day of each month and (b) the remaining $10,000 on the earlier to occur of the closing date or the termination of the Merger Agreement.

        On January 3, 1997, Star and EFCC also entered into a management agreement (the "Management Agreement") pursuant to which Star agreed to act as manager of EFCC. The Management Agreement will become effective upon approval of the Commissioner of the New York State Department of Health (the "Commissioner"). Pursuant to the Management Agreement Star will have the authority and responsibility to conduct , supervise and effectively manage the day-to-day operation of EFCC. Star will be expected to exercise the reasonable judgment of a management company in its management activities.

        The Management Agreement may be terminated by the Commissioner, without financial penalty to the Board, not more than sixty (60) days after notification to the parties of a determination that the management of EFCC is so deficient that the health and safety of patients would be threatened by continuation of the Management Agreement. The Management Agreement may be terminated by the Company for cause on 14 business days' notice or without cause on 60 days' notice. Unless sooner terminated in accordance with terms of the Management Agreement, or extended or renewed by mutual agreement of the parties thereto, the Management Agreement will remain in effect until the closing of the Star Merger or December 31, 1998, whichever is sooner.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY
              Notes to Consolidated Financial Statements, Continued



        On March 18, 1997 the company entered into a merger agreement with its 83% owned subsidiary, TPC, where EFCC will be the surviving entity. It is anticipated that the minority shareholders of TPC will receive 5,601,975 common shares of EFCC or 18.745545 common shares of EFCC for each common share of TPC upon the completion of the merger. TPC common stock owned by EFCC will be cancelled as a result of the merger and no EFCC common stock shall be issued to EFCC. This anticipated merger will not be conditioned upon the completion of the merger of EFCC and Star. This merger is expected to close prior to the merger of EFCC and Star.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY

                      CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1997
                                   (Unaudited)

                                     ASSETS
                                     ------
Current Assets:
    Cash                                                                              $  445,021
    Accounts receivable, net of allowance for doubtful accounts of $125,000            1,171,643
    Prepaid expenses and other current assets                                            440,874
                                                                                      ----------
              Total current assets                                                     2,057,538

Property and equipment, net                                                              217,897

Other assets:
    Deferred taxes                                                                       191,000
    License, net                                                                         466,233
    Other                                                                                 29,410
                                                                                      ----------
              Total assets                                                            $2,962,078
                                                                                      ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------
Current liabilities:
    Accounts payable and other accrued expenses                                       $  944,672
    Payroll taxes payable                                                                156,882
    Notes payable                                                                         43,449
    Other current liabilities                                                             97,410
                                                                                      ----------
              Total current liabilities                                                1,242,413
                                                                                      ----------

Non-current liabilities:
    Long-term debt                                                                        33,500
    Obligations under capital leases                                                      64,007
                                                                                      ----------
              Total non-current liabilities                                               97,507
                                                                                      ----------
                   Total liabilities                                                   1,339,920
                                                                                      ----------

Commitments and contingencies

Minority interest in subsidiary                                                          141,269

Shareholders' equity:
    Preferred stock, $.01 par value, 10,000,000 shares authorized in 1996                   --
    Common stock, $.01 par value, 50,000,000 shares authorized, 30,000,000 in 1996;
    32,000,226 issued and outstanding                                                    320,002
    Additional paid-in capital                                                         1,013,358
    Retained earnings                                                                    147,529
                                                                                      ----------
              Total shareholders' equity                                               1,480,889
                                                                                      ----------
         Total liabilities and shareholders' equity                                   $2,962,078
                                                                                      ==========

See accompanying notes to unaudited condensed consolidated financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                     Three Months Ended
                                                                ---------------------------
                                                                  March 31,      March 31,
                                                                    1997           1996
                                                                ------------   ------------
Net patient service revenue                                     $  2,321,939   $  1,984,892
                                                                ------------   ------------

Cost of services                                                   1,525,058      1,246,264
                                                                ------------   ------------

                   Gross profit                                      796,881        738,628

Selling, general and administrative expenses                         753,594        838,512

         Provision for doubtful accounts                              25,000           --
                                                                ------------   ------------

         Income (loss) from operations                                18,287        (99,884)

Interest income (expense)                                              2,368         (2,343)
                                                                ------------   ------------

Income (loss) before provision (benefit) for income taxes and
    minority interest                                                 20,655       (102,227)

Provision (benefit) for income taxes                                  13,000        (38,500)
                                                                ------------   ------------

Net income (loss) before minority interest                             7,655        (63,727)

Minority interest in subsidiary net income (loss)                      1,620        (10,681)
                                                                ------------   ------------

Net income (loss)                                               $      6,035   $    (53,046)
                                                                ============   ============

Net income (loss) per share:
         Primary                                                $     0.0002   $    (0.0027)
                                                                ============   ============
         Fully Diluted                                          $     0.0002   $    (0.0027)
                                                                ============   ============

Weighted average number of shares outstanding:
         Primary                                                  32,000,226     19,300,229
                                                                ============   ============
         Fully Diluted                                            32,000,226     19,300,229
                                                                ============   ============







                  See accompanying notes to unaudited condensed
                       consolidated financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                                Three Months Ended
                                                                                           --------------------------
                                                                                            March 31,      March 31,
                                                                                              1997           1996
                                                                                           -----------    -----------
CASH FLOW FROM OPERATING ACTIVITIES:
    Net income (loss)                                                                      $     6,035    $   (53,046)
    Adjustments to reconcile net income (loss) to net cash used in operating activities:
         Allowance for doubtful accounts                                                        25,000           --
         Depreciation and amortization                                                          15,747         14,195
         Amortization of intangible assets                                                       9,920          9,920
         Provision (benefit) for income taxes                                                   13,000        (38,500)
         Minority interest in subsidiary net income (loss)                                       1,620        (10,681)
    Changes in operating assets and liabilities:
         (Increase) decrease in assets:
              Accounts receivable                                                             (130,366)      (199,226)
              Prepaid expenses and other current assets                                         55,311         12,038
              Other assets                                                                        --          (16,332)
         Increase (decrease) in liabilities:
              Accounts payable and accrued expenses                                            134,914         (9,502)
              Payroll taxes payable                                                              5,161         47,653
              Other liabilities                                                                  1,186         (2,922)
                                                                                           -----------    -----------

         Net cash provided by (used in) operating activities                                   137,528       (246,403)
                                                                                           -----------    -----------

CASH FLOW FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                                            --          (56,541)
                                                                                           -----------    -----------

         Net cash used in investing activities                                                    --          (56,541)
                                                                                           -----------    -----------

CASH FLOW FROM FINANCING ACTIVITIES:
    Payment of dividends                                                                      (749,990)          --
    Payment of obligations under capital leases                                                 (5,710)          --
    Repayment of loans                                                                          (3,000)        (4,500)
                                                                                           -----------    -----------

         Net cash used in financing activities                                                (758,700)        (4,500)
                                                                                           -----------    -----------

    Decrease in cash                                                                          (621,172)      (307,444)

    Cash at beginning of period                                                              1,066,193        511,563
                                                                                           -----------    -----------

    Cash at end of period                                                                  $   445,021    $   204,119
                                                                                           ===========    ===========

Supplemental disclosures:
    Cash paid during the period for:
         Interest                                                                          $        25    $       690
                                                                                           ===========    ===========
         Income taxes                                                                      $     2,525    $     1,333
                                                                                           ===========    ===========

                  See accompanying notes to unaudited condensed
                       consolidated financial statements.

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY

                          NOTES TO UNAUDITED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

              THREE MONTHS ENDED MARCH 31, 1997 AND MARCH 31, 1996




1.   ADJUSTMENTS:

     The accompanying unaudited condensed consolidated financial statements of Extended Family Care Corporation ("EFCC") and its 83% owned subsidiary, TPC Home Care Services, Inc. ("TPC") (collectively, the "Company") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Regulation S-B. Accordingly, these financial statements do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments necessary for a fair presentation (consisting of normal recurring accruals) have been included. The results of operations for the three-months ended March 31, 1997 are not necessarily indicative of the results to be expected for the full year ended December 31, 1997. For further information, refer to the Company's audited consolidated statements for the fiscal year ended December 31, 1996.



2.   NET INCOME (LOSS) PER SHARE:

     Net income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during each period.

3.   SUBSEQUENT EVENTS:

     An Agreement and Plan of Merger (the "STAR Merger Agreement"), was entered into on January 3, 1997 between the Company and Star Multi Care Services, Inc. ("STAR"), pursuant to which STAR will acquire 100% of the outstanding common shares of the Company (the "STAR Merger"). Under the terms of the STAR Merger Agreement the Company's shareholders will receive $2,400,000 in cash or approximately $.064 per share and $4,850,000 in STAR common stock or approximately $.129 per share for total consideration of $7,250,000 or approximately $.193 per share. As part of the STAR Merger Agreement, the Company paid a $.0234 per share cash dividend on January 21, 1997 to all its common shareholders of record on January 13, 1997.

     It is anticipated that the Merger will be treated as a tax-free reorganization for Federal income tax purposes to the extent of STAR's common stock received by the Company's shareholders. The Merger is expected to be completed by August 1997, subject to approval of the Company's and STAR's shareholders, certain state regulatory boards and other conditions.

     In connection with the Merger, the Company and STAR have entered into a consulting agreement (the "Consulting Agreement") pursuant to which STAR will render to the Company consulting and advisory services in connection with the management, operation and supervision of the Company. The term of the Consulting Agreement shall end on the earlier of (I) one year from the signing of the Merger, (ii) the closing of the Merger or (iii) the termination of the STAR Merger Agreement. In consideration for the consulting services to be rendered by STAR, the Company will pay STAR $25,000 per month, payable (a) $15,000 in

                 EXTENDED FAMILY CARE CORPORATION AND SUBSIDIARY

                          NOTES TO UNAUDITED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

              THREE MONTHS ENDED MARCH 31, 1997 AND MARCH 31, 1996


     arrears on the last day of each month and (b) the remaining $10,000 on the earlier to occur of the closing date or the termination of the STAR Merger Agreement.

     On January 3, 1997, the Company and STAR also entered into a management agreement (the "Management Agreement") pursuant to which STAR agreed to act as manager of the Company. The Management Agreement will become effective upon approval of the Commissioner of the New York State Department of Health (the "Commissioner"). Pursuant to the Management Agreement STAR will have the authority and responsibility to conduct, supervise and effectively manage the day-to-day operation of the Company. STAR will be expected to exercise the reasonable judgment of a management company in its management activities.

     The Management Agreement may be terminated by the Commissioner, without financial penalty to the Company's Board, not more than sixty (60) days after notification to the parties of a determination that the management of the Company is so deficient that the health and safety of patients would be threatened by continuation of the Management Agreement. The Management Agreement may be terminated by EFCC for cause on 14 business days notice on without cause or 60 days notice. Unless sooner terminated in accordance with terms of the Management Agreement, or extended or renewed by mutual agreement of the parties thereto, the Management Agreement will remain in effect until the effective time of the STAR Merger or December 31, 1998, whichever is sooner.

     On March 18, 1997 EFCC entered into a merger agreement with its 83% owned subsidiary, TPC Home Care Services, Inc. ("TPC"), pursuant to which EFCC will be the surviving entity (the "TPC Merger). It is anticipated that the minority shareholders of TPC will received 5,601,975 common shares of EFCC or 18.74555 common shares of EFCC for each common share of TPC upon completion of the TPC Merger. TPC common stock owned by EFCC will be canceled as a result of the TPC Merger and no EFCC stock shall be issued to EFCC in connection therewith. This anticipated TPC Merger will not be conditioned upon the completion of the Merger of EFCC and STAR. The TPC Merger is expected to close prior to the Merger of EFCC and STAR.

                                                                         Annex A





                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                         STAR MULTI CARE SERVICES, INC.

                             EFCC ACQUISITION CORP.

                                       AND

                        EXTENDED FAMILY CARE CORPORATION



                           DATED AS OF JANUARY 3, 1997

                                TABLE OF CONTENTS


                                                                            PAGE

ARTICLE I    THE MERGER........................................................2
     1.1     The Merger........................................................2
     1.2     Closing...........................................................2
     1.3     Effective Time....................................................2
     1.4     Effect of Merger..................................................3
     1.5     Certificate of Incorporation and Bylaws...........................3
     1.6     Directors and Officers............................................3
     1.7     Tax Consequences..................................................3

ARTICLE II   CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES................3
     2.1     Share Consideration; Conversion or Cancellation of
             Shares in the Merger..............................................3
     2.2     Cash Consideration................................................4
     2.3     Conversion Number.................................................5
     2.4     Dissenters' Rights................................................5
     2.5     Exchange of Certificates..........................................5
     2.6     Taking Necessary Action; Further Action...........................8

ARTICLE III  REPRESENTATIONS AND WARRANTIES
             OF STAR AND MERGER SUB............................................8
     3.1     Corporate Organization............................................8
     3.2     Capital Stock.....................................................8
     3.3     Options or Other Rights...........................................9
     3.4     Authority Relative to this and Other Agreements...................9
     3.5     Star Common Stock.................................................9
     3.6     No Violation......................................................9
     3.7     Financial Statements and Reports.................................10
     3.8     Absence of Certain Changes or Events.............................11
     3.9     Representations Complete.........................................11
     3.10    No Default.......................................................12
     3.11    Brokers..........................................................12

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF EFCC...........................12
     4.1     Corporate Organization...........................................12
     4.2     Capital Stock....................................................12
     4.3     Options or Other Rights..........................................13
     4.4     Authority Relative to this and Other Agreements..................13
     4.5     No Violation.....................................................14
     4.6     Compliance with Laws.............................................15

                                                                            PAGE


     4.7     Litigation.......................................................15
     4.8     Financial Statements and Reports.................................16
     4.9     Absence of Certain Changes or Events.............................16
     4.10    Employee Benefit Plans and Employment Matters....................17
     4.11    Labor Matters....................................................19
     4.12    Insurance........................................................19
     4.13    Environmental Matters............................................19
     4.14    Tax Matters......................................................19
     4.15    Intellectual Property............................................21
     4.16    Related Party Transactions.......................................21
     4.17    No Undisclosed Material Liabilities..............................21
     4.18    No Default.......................................................21
     4.19    Title to Properties; Encumbrances................................22
     4.20    Contracts........................................................23
     4.21    Medicare/Medicaid Participation; Accreditation...................24
     4.22    Rate Tables and Reimbursement....................................24
     4.23    Relationships....................................................24
     4.24    Employees........................................................25
     4.25    Questionable Payments............................................25
     4.26    Representations Complete.........................................25
     4.27    Brokers..........................................................25
     4.28    Minimum Net Worth, Working Capital and Cash......................25

ARTICLE V    COVENANTS AND AGREEMENTS.........................................26
     5.1     Proxy Statement/Prospectus; Registration Statement;
             Shareholders' Meeting............................................26
     5.2     Conduct of the Business of EFCC Prior to the Effective Time......28
     5.3     Access to Properties and Records.................................30
     5.4     No Solicitation, Etc.............................................30
     5.5     Employee Benefit Plans...........................................31
     5.6     Existing Agreements..............................................31
     5.7     Confidentiality..................................................31
     5.8     Reasonable Best Efforts..........................................32
     5.9     Certification of Shareholder Vote................................32
     5.10    Affiliate Letters................................................33
     5.11    Listing Application..............................................33
     5.12    Supplemental Disclosure Schedules................................33
     5.13    No Action........................................................33

                                                                            PAGE


     5.14    Conduct of Business of Merger Sub................................33
     5.15    Notification of Certain Matters; Delivery of
             Financial Information............................................34
     5.16    Tax-free Nature..................................................34
     5.17    Financial Covenants.  ...........................................34
     5.18    Director of Star.................................................35
     5.19    EFCC Shareholders Agreement, Consulting Agreement,
             Management Agreement  and Escrow Agreement.......................35
     5.20    Sternbach Proxy..................................................36
     5.21    EFCC Dividend....................................................36

ARTICLE VI   CONDITIONS PRECEDENT.............................................36
     6.1     Conditions to Each Party's Obligation to Effect the Merger.......36
     6.2     Conditions to the Obligation of EFCC to Effect the Merger........37
     6.3     Conditions to the Obligations of Star and Merger Sub to
             Effect the Merger................................................38

ARTICLE VII  TERMINATION......................................................40
     7.1     Termination by Mutual Consent....................................40
     7.2     Termination by Either Star or EFCC...............................40
     7.3     Termination by EFCC..............................................40
     7.4     Termination by Star..............................................41
     7.5     Effect of Termination and Abandonment............................41

ARTICLE VIII MISCELLANEOUS....................................................42
     8.1     Amendment........................................................42
     8.2     Waiver...........................................................42
     8.3     Survival.........................................................42
     8.4     Expenses and Fees................................................42
     8.5     Notices..........................................................42
     8.6     Headings.........................................................43
     8.7     Publicity........................................................43
     8.8     Entire Agreement.................................................44
     8.9     Assignment.......................................................44
     8.10    Counterparts.....................................................44
     8.11    Invalidity; Severability.........................................44
     8.12    Governing Law....................................................44
     8.13    Legal Proceedings................................................44

                                                                            PAGE


     8.14    Purchase Price Adjustment........................................44


                                    EXHIBITS

Exhibit A  Form of Affiliate Letters
Exhibit B  Opinion of Parker  Chapin  Flattau & Klimpl,  LLP
Exhibit C Opinion of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. Exhibit D Form of EFCC Shareholders Agreement
Exhibit E  Form of Escrow Agreement Exhibit F Opinion of Meltzer, Lippe,
           Goldstein, Wolf & Schlissel, P.C. regarding tax matters Exhibit G Consulting Agreement
Exhibit H  Management Agreement
Exhibit I  Form of Sternbach Proxy

                          AGREEMENT AND PLAN OF MERGER


           AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of January 3, 1997 among STAR MULTI CARE SERVICES, INC., a New York corporation ("Star"), EFCC ACQUISITION CORP., a New York corporation and a wholly-owned subsidiary of Star ("Merger Sub"), and EXTENDED FAMILY CARE CORPORATION, a New York corporation ("EFCC").

           WHEREAS, the Boards of Directors of Star, Merger Sub and EFCC have deemed it advisable and in the best interests of their respective shareholders that EFCC be merged with and into Merger Sub (the "Merger") upon the terms and conditions set forth herein and in accordance with the Business Corporation Law of the State of New York (the "BCL") and that, alternatively, in the event that the All Cash Option (as hereinafter defined) is exercised (the "Exercise"), Merger Sub be merged with and into EFCC (in either case, the surviving corporation following the effectiveness of the Merger being hereinafter sometimes referred to as the "Surviving Corporation");

           WHEREAS, the Boards of Directors of Star, Merger Sub and EFCC have approved the Merger pursuant to this Agreement, upon the terms and subject to the conditions set forth herein;

           WHEREAS, prior to the date hereof, Arbor Home Healthcare Holdings, LLC ("Arbor"), pursuant to the Amended and Restated Option Agreement dated October 31, 1995 between Arbor and EFCC, as amended to date, irrevocably has exercised in full all of its options (the "Options") to purchase shares of common stock, $.01 par value, of EFCC and has paid in full the exercise price therefor;

           WHEREAS, prior to or following the date hereof, but in any event prior to the Closing Date (as hereinafter defined), EFCC shall, subject to applicable law, declare and pay a cash dividend (the "EFCC Dividend") on shares of its common stock in an aggregate amount of $750,000, which amount has been reserved, will be held in reserve by and will be available to, EFCC for the payment of the EFCC Dividend;

           WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that the All Cash Option is not exercised;

           WHEREAS, in order to induce Star and Merger Sub to enter into this Agreement, certain shareholders of EFCC, as of the date hereof and Mr. Ivan Kaufman, and the Voting Trustee (as hereinafter defined), are entering into (i) a shareholders agreement in the form of Exhibit D attached hereto (the "EFCC Shareholders Agreement," and such shareholder parties thereto, collectively, the "Shareholders") pursuant to which the Shareholders and Voting Trustee are agreeing to vote in favor of the Merger and this Agreement and in respect of other matters, the Shareholders are providing certain representations, warranties and other covenants to Star and Merger Sub and are agreeing to certain "lock-up" arrangements, (ii) a consulting agreement in the form of Exhibit G attached hereto (the "Consulting Agreement") (iii) subject to approval by the Commissioner of the New York State Department of Health, a management agreement in the form of Exhibit H attached hereto (the "Management Agreement") and, on the closing date of the Merger, will enter into an escrow agreement in the form of Exhibit E attached hereto (the "Escrow Agreement") in connection with this Agreement and the Shareholders Agreement; and

           WHEREAS, in order to induce EFCC to enter into this Agreement, Stephen Sternbach ("Sternbach"), an individual who is the direct beneficial owner of 863,262 shares of Star Common Stock (as hereinafter defined) as of the date hereof, is entering into an irrevocable proxy in the form of Exhibit I attached hereto (the "Sternbach Proxy") pursuant to which Sternbach is agreeing to vote in favor of the Merger and this Agreement and in respect of other related matters.

           NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions contained herein, and in order to set forth the terms and conditions of the Merger and the method of carrying the same into effect, the parties hereby agree as follows:

                                    ARTICLE I

                                   THE MERGER

           1.1 The Merger. Upon the terms and conditions hereinafter set forth and in accordance with the BCL, at the Effective Time (as defined in Section 1.3), EFCC shall be merged with and into Merger Sub and thereupon the separate existence of EFCC shall cease and Merger Sub, as the Surviving Corporation, shall continue to exist under and be governed by the BCL; provided that, in the event of the Exercise, Merger Sub shall be merged with and into EFCC and thereupon the separate existence of Merger Sub shall cease and EFCC, as the Surviving Corporation, shall continue to exist under and be governed by the BCL. In the event of the Exercise, notwithstanding anything else contained herein, all references to the Surviving Corporation shall mean EFCC.

           1.2 Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036 as promptly as practicable after satisfaction or waiver of the conditions set forth in Article VI, or at such other location, time or date as may be agreed to in writing by the parties hereto. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

           1.3 Effective  Time. If all the conditions to the Merger set forth in
Article VI shall have been satisfied or waived in accordance herewith and this Agreement shall not have been terminated as provided in Article VII, the parties hereto shall cause a Certificate of Merger meeting the requirements of Section 904 of the BCL to be properly executed and filed in accordance with such Section on the Closing Date. The Merger shall become effective at the time of filing of the Certificate of Merger with the Secretary of State of the State of New York in accordance with the BCL or at such other time which the parties hereto shall have agreed upon and designated in such filing as the effective time of the Merger (the "Effective Time").

           1.4 Effect of Merger. After the Effective Time, pursuant to the BCL, the separate existence of EFCC (or, in the event of the Exercise, Merger Sub) will cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and property of EFCC (or, in the event of the Exercise, Merger
Sub) and shall be subject to all the debts and liabilities of EFCC (or, in the event of the Exercise, Merger Sub) in the same manner as if the Surviving Corporation had itself incurred them.

           1.5 Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation of Merger Sub shall be the Certificate of Incorporation of the Surviving Corporation and the Bylaws of Merger Sub as in effect on the date hereof shall be the Bylaws of the Surviving Corporation; provided, however, that, at the Effective Time, Article I of such Certificate of Incorporation of the Surviving Corporation shall be amended to read in full as follows: "The name of this corporation is Extended Family Care Corporation"

           1.6 Directors and Officers. The persons who are directors of Merger Sub immediately prior to the Effective Time shall, after the Effective Time, serve as the directors of the Surviving Corporation, to serve until their successors have been duly elected and qualified in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The persons who are officers of Merger Sub immediately prior to the Effective Time shall, after the Effective Time, serve as the officers of the Surviving
Corporation at the pleasure of the Board of Directors of the Surviving Corporation.

           1.7 Tax Consequences. It is intended that the Merger shall constitute a reorganization described in Section 368(a) of the Code and that this Agreement shall constitute a "plan of reorganization" for the purposes of Section 368 of the Code; provided that the All Cash Option is not exercised. The parties shall treat the transactions contemplated hereby consistently with such intention.

                                   ARTICLE II

               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

           2.1 Share Consideration; Conversion or Cancellation of Shares in the Merger. Subject to the provisions of this Article II, at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

                      (a) Each share of the common stock, $.01 par value, of Merger Sub (the "Merger Sub Common Stock") which is issued and outstanding immediately prior to the Effective Time shall continue to be outstanding; provided that, in the event of the Exercise, the Merger Sub Common Stock shall be converted into one hundred (100) shares of fully paid and non-assessable shares of common stock, $.01 par value, of the Surviving Corporation.

                      (b) Each share of the  common  stock,  $.01 par value,  of
EFCC (the "EFCC Common Stock"), which is issued and outstanding immediately prior to the Effective Time, except those held by shareholders who validly and properly demand and perfect dissenters' rights under the BCL, shall be converted into the right to receive the following consideration (the "Merger
Consideration"): (x) the Cash Consideration (as defined in Section 2.2 below), without interest; and (y) the number (the "Conversion Number") of duly authorized, validly issued, full paid and non-assessable shares of common stock $.001 par value, of Star (the "Star Common Stock"), computed in accordance with
Section 2.3 below. Anything contained in this Agreement to the contrary notwithstanding, solely at Star's option, in lieu of the consideration described in clauses (x) and (y) of the immediately preceding sentence, the "Merger Consideration" shall be an amount in cash equal to (A) $7,250,000 divided by (B) the EFCC Share Number (as defined in Section 2.2 below) (the "All Cash Option"). The All Cash Option shall be exercised, if at all, by notice being given by Star to EFCC prior to the mailing of the joint proxy statement referred to in Section
5.1 below. All shares of EFCC Common Stock, and each holder of a certificate representing such shares of EFCC Common Stock, shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be issued or paid in consideration therefor upon surrender of such certificate in accordance with Section 2.5 without interest.

                      (c) All shares of EFCC Common Stock that are owned by EFCC as treasury stock and any shares of EFCC Common Stock owned by EFCC or any wholly-owned Subsidiary of EFCC shall be cancelled. As used in this Agreement, a "Subsidiary" of any party means any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which are held by such party or any Subsidiary of such party and which do not have a majority of the voting interests in such partnership) or (ii) 50% or more of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

           2.2 Cash Consideration. As used herein, the "Cash Consideration" means the amount equal to: (a) $2,400,000 divided by (b) the EFCC Share Number (as hereinafter defined). As used herein the "EFCC Share Number" means the number of shares of EFCC Common Stock issued and outstanding immediately prior to the Effective Time increased by that number of additional shares of EFCC Common Stock that would have been issued and outstanding immediately prior to the Effective Time assuming that no shareholders of TPC (as hereinafter defined) validly and properly demanded and perfected, pursuant to the BCL, dissenters' rights in the TPC Merger (as hereinafter defined), which EFCC Share Number shall not be less then 37,600,000.

           2.3 Conversion Number. As used herein, the Conversion Number means the amount equal to: (a) such number of shares of Star Common Stock (the "Star Share Number") as has an aggregate Market Price on the third business day prior to the Effective Time (the "Trigger Date") equal to $4,850,000; divided by (b) the EFCC Share Number. As used herein, the "Market Price" of each share of Star Common Stock on any day means the average of the closing sale prices of a share of Star Common Stock as reported on the NASDAQ National Market during the one hundred and twenty (120) trading days immediately preceding the date of the determination, calculated by adding all such one hundred and twenty (120) closing sale prices and dividing the sum by one hundred and twenty (120).

           2.4 Dissenters' Rights. Shares of EFCC Common Stock that have not been voted for the adoption of the Merger and with respect to which dissenters' rights shall have been validly and properly demanded and perfected in accordance with the BCL ("Dissenting Shares") shall not be converted into the right to receive the Merger Consideration as provided in Section 2.1 on or after the Effective Time unless and until the holder of such shares withdraws his demand for such appraisal in accordance with applicable law or becomes ineligible for such appraisal, at which time such shares shall be converted into and represent the right to receive the Merger Consideration, without interest, as set forth in
Section 2.1. EFCC shall give Star: (i) prompt notice of any written demand for appraisal, withdrawals of demands for appraisal and any other instrument in respect thereof received by EFCC; and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal. EFCC will not voluntarily make any payment with respect to any demands for appraisal and will not, except with the prior written consent of Star, settle or offer to settle any such demand.

           2.5 Exchange of Certificates.

                      (a) As of the Effective Time, Star shall deposit, or shall cause to be deposited, with Continental Stock Transfer and Trust Company, or such other bank or trust company which shall be mutually acceptable to the parties hereto (the "Exchange Agent"), for the benefit of holders of shares of EFCC Common Stock, for exchange in accordance with this Section 2.5, through the Exchange Agent: (i) certificates representing the Star Share Number of shares of Star Common Stock (if the All Cash Option is not exercised); (ii) the estimated amount of cash to be paid pursuant to Section 2.5(e); and (iii) all funds necessary to pay the Cash Consideration for shares of EFCC Common Stock converted by reason of the Merger (or the Merger Consideration, in cash, if the All Cash Option is exercised) (in each case other than Merger Consideration with respect to Dissenting Shares) (together, all such certificates and cash being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall deliver, pursuant to irrevocable instructions, the Cash Consideration (or the Merger Consideration, in cash, if the All Cash Option is exercised), the shares of Star Common Stock (if the All Cash Option is not exercised) contemplated to be issued pursuant to Section 2.1 and the cash to be issued pursuant to Section 2.5(e) out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose.

                      (b) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of EFCC Common Stock (the "Certificates") whose shares were converted into the right to receive the Merger Consideration pursuant to Section 2.1: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Star and EFCC may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Cash Consideration and certificates representing shares of Star Common Stock (or, in the event the All Cash Option is exercised, the Merger Consideration in cash). Upon surrender of a Certificate for cancellation to the Exchange Agent, or to such other agent or agents as may be appointed by Star, together with such letter of transmittal, duly executed, and such other documents as may be reasonably required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration which such holder has the right to receive pursuant to this
Section 2.5, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of EFCC Common Stock which is not registered on the transfer records of EFCC, the Cash Consideration may be paid to and certificates representing the proper number of shares of Star Common
Stock  (or,  in  the  event  the  All  Cash  Option  is  exercised,  the  Merger
Consideration in cash) may be issued to a transferee if the Certificate representing such EFCC Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.5, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration. The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the Star Common Stock held by it from time to time hereunder.

                      (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Star Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Star Common Stock represented thereby and no cash payment (including, without limitation, cash payment in lieu of fractional shares) shall be paid to any such holder pursuant to this Section 2.5 until the surrender of such Certificate in accordance with this Section 2.5. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the Certificates representing whole shares of Star Common Stock issued in exchange therefor, without interest:
(i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Star Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole shares of Star Common Stock.

                      (d) No  Further  Ownership  Rights  in Common  Stock.  All
shares of Star Common Stock issued, together with the Cash Consideration paid (or the Merger Consideration, paid in cash, in the event the All Cash Option is exercised), upon the surrender for exchange of Certificates in accordance with the terms hereof (including any cash paid pursuant to Section 2.5(e)) shall be deemed to have been issued (and/or paid) in full satisfaction of all rights pertaining to such shares of EFCC Common Stock and there shall be no further registration of transfers on the stock transfer books of the Surviving
Corporation  of  the  shares  of  EFCC  Common  Stock  which  were   outstanding
immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Section 2.5.

                      (e) No Fractional Shares. No certificates or scrip representing fractional shares of Star Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Star. Notwithstanding any other provision of this Agreement, each holder of shares of EFCC Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Star Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Star Common Stock multiplied by the Market Price of a share of Star Common Stock on the Effective Date.

                      (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed for 180 days after the Effective Time shall be delivered to Star, upon demand, and any holders of the Certificates who have not theretofore complied with this Section 2.5 shall thereafter look only to Star for delivery of the Merger Consideration.

                      (g) No Liability. None of Star, Merger Sub, EFCC nor the Exchange Agent shall be liable to any holder of shares of EFCC Common Stock or Star Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) or cash from the Exchange Fund (or by Star after the Exchange Fund has terminated) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. At such time as any amounts remaining unclaimed by holders of any such shares would otherwise escheat to or become property of any governmental entity, such amounts shall, to the extent permitted by applicable law, become the property of Star free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

                      (h) Investment of Exchange Fund. The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by Star, on a daily basis. Any interest and other income resulting from such investments shall be paid to Star.

           2.6 Taking Necessary Action; Further Action. Star, Merger Sub and EFCC, respectively, shall take all such action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving
Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either Merger Sub or EFCC, the officers and directors of such corporations are fully authorized in the name of their corporation or otherwise to take, and shall take, all such action.


                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF STAR AND MERGER SUB

           Star and Merger Sub, jointly and severally, represent and warrant to EFCC as follows; provided that Sections 3.2, 3.3, 3.5, 3.7 and 3.8 shall be of no force or effect in the event that the All Cash Option is exercised and executed:

           3.1 Corporate Organization. Each of Star and its Subsidiaries (the "Star Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), results of operations, business, working capital, assets, liabilities or prospects of Star and the Star Subsidiaries taken as a whole (a "Material Adverse Effect on Star"). Section 3.1 of the Star disclosure schedule delivered by Star herewith (the "Star Disclosure Schedule") contains a complete and accurate list of all of the Star Subsidiaries. Neither Star nor any Star Subsidiary is in violation of any provision of its Certificate of Incorporation or Bylaws which could have a Material Adverse Effect on Star. Merger Sub has not engaged in any business nor has it incurred any liabilities or obligations since it was incorporated other than relating to this Agreement and the transactions contemplated hereby.

           3.2 Capital Stock. As of the date hereof, the authorized capital stock of Star consists in its entirety of (i) 10,000,000 shares of Star Common Stock, $.001 par value, and (ii) 5,000,000 shares of Preferred Stock, $1.00 par value. As of January 2, 1997, 4,045,889 shares of Star Common Stock and no shares of Preferred Stock were issued and outstanding, (ii) options to acquire 626,136 shares of Star Common Stock were outstanding under all stock option plans of Star, (iii) 333,900 shares were reserved for issuance pursuant to all employee benefit plans of Star and (iv) warrants (the "Star Warrants") to purchase 106,712 shares of Star Common Stock were outstanding. As of the date hereof, the authorized capital stock of Merger Sub consists in its entirety of 1,000 shares of common stock, $.01 par value, of which 100 shares are issued and outstanding. All of the outstanding shares of capital stock of each of the Star Subsidiaries are owned beneficially and of record by Star or a Star Subsidiary free and clear of all liens, charges and encumbrances of any nature. All of the outstanding shares of capital stock of Star, Merger Sub and each of the Star Subsidiaries have been validly issued and are fully paid and nonassessable. The holders of the Star Warrants have exercised rights thereunder to have the shares of Star Common Stock issuable thereunder registered under the Securities Act of 1933 (the "Securities Act").

           3.3 Options or Other Rights. Except as disclosed in Section 3.2 hereof, there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement or arrangement of any kind to purchase or otherwise to receive from Star or any Star Subsidiary any of the outstanding authorized but unissued, unauthorized or treasury shares of the capital stock or any other security of Star or any Star Subsidiary, and there is no outstanding security of any kind convertible into or exchangeable for such capital stock. No options or rights to acquire equity securities granted by Star have provisions which accelerate the vesting or right to exercise such options or rights or terminate any repurchase rights of Star upon the consummation of the Merger.

           3.4 Authority Relative to this and Other Agreements. Each of Star and Merger Sub, as applicable, has full corporate power and authority to execute and deliver this Agreement, the Consulting Agreement, the Management Agreement, the EFCC Shareholders Agreement and the Escrow Agreement and to consummate the transactions contemplated on their part hereby or thereby. The execution and delivery of such agreements by each of Star and Merger Sub and the consummation of the transactions contemplated on their respective parts hereby or thereby have been duly authorized by their respective Board of Directors and, other than the approval of Star's shareholders as provided in Section 5.1 hereof, no other corporate proceedings on the part of Star or Merger Sub, as applicable, are necessary to the consummation of the transactions contemplated on their respective parts hereby or thereby. Such agreements have been (or, in the case of the Escrow Agreement, will be) duly executed and delivered by each of Star and Merger Sub, as applicable, and constitute (or, in the case of the Escrow Agreement, will constitute) a legal, valid and binding obligation of each of Star and Merger Sub, enforceable against each of them in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equity principles.

           3.5 Star Common Stock. The shares of Star Common Stock to be issued in connection with the Merger have been duly authorized and, when issued as contemplated hereby at the Effective Time, will be validly issued, fully paid and nonassessable, and not subject to any preemptive rights.

           3.6 No Violation.  The  execution,  delivery and  performance of this
Agreement, the Consulting Agreement, the Management Agreement, the EFCC Shareholders Agreement and the Escrow Agreement by each of Star and Merger Sub and the consummation by each of them of the transactions contemplated hereby or thereby will not (i) violate or conflict with any provision of any law applicable to Star or any Star Subsidiary or by which any of their property or assets are bound, (ii) except for the Management Agreement, which is subject to the approval of the Commissioner of the New York State Department of Health, require the consent, waiver, approval, license or authorization of or any filing by Star or any Star Subsidiary with any public authority (other than (A) the filing of a pre-merger notification report under The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") and the expiration of the applicable waiting period,
(B) in connection with or in compliance with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act, the BCL, the Bylaws of the National Association of Securities Dealers, Inc. or the "takeover" or "blue sky" laws of various states, (C) the approval by the New York State Public Health Counsel required pursuant to Section 3611-a of the New York State Public Health Law and the rules and regulations thereunder and any similar approvals required by New Jersey State law, rules or regulations, and
(D) any other filings and approvals expressly contemplated by this Agreement) or
(iii) violate, conflict with, result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under or give to others any right of, or result in any, termination, amendment, acceleration or cancellation of, or loss of any benefit or creation of a right of first refusal or result in the creation of a lien or other encumbrance on any property or asset of Star or any Star Subsidiary pursuant to or under any provision of any charter or bylaw, indenture, mortgage, lien, lease, license, agreement, contract, instrument, order, judgment, ordinance, Star Permit (as defined below), law, regulation or decree to which Star or any Star Subsidiary is subject or by which Star or any Star Subsidiary or any of their property or assets are bound, except where the failure to give such notice, make such filings, or obtain such authorizations, consents, waivers, licenses or approvals, or where such violations, conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations, loss of rights, liens or encumbrances, individually or in the aggregate, would not have a Material Adverse Effect on Star or on Star's or Merger Sub's ability to consummate the transactions contemplated hereby.

           3.7 Financial Statements and Reports. Star has made available to EFCC true and complete copies of (i) its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"), for the year ended May 31, 1996 (the "Star Form 10- KSB"), (ii) all registration statements filed by Star and declared effective under the Securities Act since January 1, 1994 through the date hereof, and (iii) all other reports, statements and registration statements (including Current Reports on Form 8-K) filed by it with the Commission since January 1, 1994 through the date hereof. The reports, statements and registration statements referred to in the immediately preceding sentence (including, without limitation, any financial statements or schedules or other information, included or incorporated by reference therein) are referred to in this Agreement as the "Star SEC Filings." As of the respective times such documents were filed or, as applicable, became effective, the Star SEC Filings complied as to form and content, in all material respects, with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Star included in the Star SEC

Filings were prepared in accordance with generally accepted accounting principles (as in effect from time to time) applied on a consistent basis and (except as may be indicated therein or in the notes thereto) present fairly the consolidated financial position, consolidated results of operations and consolidated cash flows of Star and the Star Subsidiaries as of the dates and for the periods indicated subject, in the case of unaudited interim consolidated financial statements, to normal recurring year-end adjustments and any other adjustments described therein.

           3.8 Absence of Certain Changes or Events. Since May 31, 1996 and except as disclosed in the Star SEC Filings made through the date hereof, the business of Star and of each of the Star Subsidiaries has been conducted in the ordinary course, and there has not been (i) any material adverse change in the condition (financial or otherwise), results of operations, business, working capital, assets, liabilities or prospects of Star and the Star Subsidiaries, taken as a whole; (ii) any indebtedness incurred by Star or any Star Subsidiary for money borrowed; (iii) any material transaction or commitment, except in the ordinary course of business or as contemplated by this Agreement, entered into by Star or any of the Star Subsidiaries; (iv) any damage, destruction or loss, whether covered by insurance or not, which, individually or in the aggregate, would have a Material Adverse Effect on Star; (v) any declaration, setting aside or payment of any dividend (whether in cash, securities or property) with respect to the Star Common Stock; (vi) any material agreement to acquire any assets or stock or other interests of any third party; (vii) any increase in the compensation payable or to become payable by Star or any Star Subsidiary to any employees, officers, directors or consultants or in any bonus, insurance, welfare, pension or other employee benefit plan, payment or arrangement made to, for or with any such employee, officer, director or consultant (other than as provided in employment agreements, consulting agreements and welfare and benefit plans in existence as of the date hereof, and except for increases consistent with past practice); (viii) any material revaluation by Star or any Star Subsidiary of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable); (ix) any material change by Star in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (x) any mortgage or pledge of any of the assets or properties of Star or any Star Subsidiary or the subjection of any of the assets or properties of Star or any Star Subsidiary to any material liens, charges, encumbrances, imperfections of title, security interest, options or rights or claims of other with respect thereto; or (xi) any assumption or guarantee by Star or a Star Subsidiary of the indebtedness of any person or entity.

           3.9 Representations Complete. None of the representations or warranties made by Star or Merger Sub herein or in any Schedule hereto, including the Star Disclosure Schedule, or certificate furnished by Star or Merger Sub pursuant to this Agreement, or the Star SEC Filings, when all such documents are read together in their entirety, contains or will contain at the Effective Time any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

           3.10 No Default. Neither Star nor any of the Star Subsidiaries is in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its charter or Bylaws, (ii) any note, bond, mortgage, indenture, license, agreement, contract, lease, commitment or other obligation to which Star or any of the Star Subsidiaries is a party or by which they or any of their properties or assets may be bound, or (iii) any order, writ injunction, decree, statute, rule or regulation applicable to Star or any of the Star Subsidiaries, except in the case of clauses (ii) and (iii) above for defaults or violations which would not have a Material Adverse Effect on Star.

           3.11 Brokers. Neither Star nor Merger Sub has paid or is obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF EFCC

           EFCC represents and warrants to Star and Merger Sub as follows:

           4.1 Corporate Organization. Each of EFCC and its Subsidiaries (the "EFCC Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), results of operations, business, working capital, assets, liabilities or prospects of EFCC and the EFCC Subsidiaries taken as a whole (a "Material Adverse Effect on EFCC"). The EFCC disclosure schedule delivered by EFCC herewith (the "EFCC Disclosure Schedule") contains a complete and accurate list of all of the EFCC Subsidiaries. Neither EFCC nor any EFCC Subsidiary is in violation of any provision of its charter or Bylaws which could have a Material Adverse Effect on EFCC. EFCC, at the Effective Time, will own 100% of TPC Home Care Services, Inc. ("TPC") and all rights and properties of TPC (other than with respect to shares held by dissenters, subject to the limitations set out in
Section 6.3(k) hereof, in a contemplated stock for stock merger (the "TPC Merger") of TPC with and into EFCC).

           4.2 Capital Stock. As of the date hereof, the authorized capital stock of EFCC consists in its entirety of 60,000,000 shares, consisting of 50,000,000 shares of common stock, $.01 par value, and 10,000,000 shares of preferred stock, $.01 par value, ("EFCC Preferred Stock"). As of January 2, 1997, 32,000,226 shares of EFCC Common Stock and no shares of EFCC Preferred Stock were issued and outstanding and (ii) no options to acquire EFCC Common Stock were outstanding. All of the outstanding shares of capital stock of each of the EFCC Subsidiaries are owned beneficially and of record by EFCC or a EFCC Subsidiary free and clear of all liens, charges, encumbrances, options, rights of first refusal or limitations or agreements regarding voting rights of any nature. All of the outstanding shares of capital stock of EFCC and each of the EFCC Subsidiaries have been validly issued and are fully paid and nonassessable.

           4.3  Options or Other  Rights.  Except as  disclosed  in Section  4.2 hereto, or as otherwise contemplated by Section 4.1 hereof, there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement or arrangement of any kind to purchase or otherwise to receive from EFCC or any EFCC Subsidiary any of the outstanding, authorized but unissued, unauthorized or treasury shares of the common stock or any other security of EFCC or any EFCC Subsidiary and there is no outstanding security of any kind convertible into or exchangeable for such capital stock. Except as disclosed in Section 4.3 of the EFCC Disclosure Schedule, no options or rights to acquire equity securities granted by EFCC have provisions which accelerate the vesting or right to exercise such options or rights or terminate any rights upon the consummation of the Merger.

           4.4 Authority Relative to this and Other Agreements. EFCC has full corporate power and authority to execute and deliver this Agreement, the Consulting Agreement and the Management Agreement and to consummate the transactions contemplated on its part hereby and thereby. The execution and delivery of such agreements by EFCC and the consummation of the transactions contemplated on its part hereby or thereby have been duly authorized by its Board of Directors, and, other than the approval of EFCC's shareholders as provided in Section 5.1 hereof or as otherwise disclosed in Section 4.3, no other corporate proceedings on the part of EFCC are necessary to authorize the execution and delivery of such agreements by EFCC or the consummation of the transactions contemplated on its part hereby or thereby. Such agreements have been duly executed and delivered by EFCC, and constitute legal, valid and binding obligations of EFCC, enforceable against EFCC in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equity principles. Each of Arbor and Coss and Gary Melius, as voting trustee, as to the shares of EFCC owned by Coss, (the "Voting Trustee") under that certain Voting Trust Agreement dated as of June 20, 1996 by and between Cosmetic Sciences, Inc., Coss and Arbor and the Voting Trustee (the "Voting Trust") has full power and authority to execute and deliver the EFCC Shareholders Agreement, the irrevocable proxies contemplated thereby and the Escrow Agreement and to consummate the transactions contemplated on their part thereby. The execution and delivery of such agreements by Arbor, Coss and the Voting Trustee and the consummation of the transactions contemplated on their part thereby have been duly authorized, and no other proceedings on their part are necessary to authorize the execution and delivery of such agreements by them or the consummation of transactions contemplated on their part thereby. Such agreements have been (or, in the case of the Escrow Agreement, will be) duly executed and delivered by each of Arbor, Coss and the Voting Trustee (and Mr. Ivan Kaufman with respect to the EFCC Shareholders Agreement), and constitute (or, in the case of the Escrow Agreement, will constitute) a legal, valid and binding obligation of each of Arbor, Coss and the Voting Trustee (and Mr. Ivan Kaufman with respect to the EFCC Shareholders Agreement), enforceable against each of them (and him, as the case may be) in accordance with their terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equity principles.

           4.5 No Violation. Except as disclosed in Section 4.5 of the EFCC Disclosure Schedule, the execution, delivery and performance of this Agreement, the Consulting Agreement and the Management Agreement by EFCC and the execution, delivery and performance of the EFCC Shareholders Agreement, the irrevocable proxies contemplated thereby and the Escrow Agreement by Arbor and Coss and the consummation by each of them of the transactions contemplated hereby and thereby will not (i) violate or conflict with any provision of any law applicable to EFCC, any EFCC Subsidiary, Arbor or Coss or by which any of their respective properties or assets are bound, (ii) except for the Management Agreement, which is subject to the approval of the Commissioner of the New York State Department of Health, require the consent, waiver, approval, license or authorization of or any filing by EFCC, any EFCC Subsidiary, Arbor or Coss with any public authority (other than (A) the filing of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act") and the expiration of the applicable waiting period, (B) in connection with or in compliance with the provisions of the Exchange Act, the Securities Act, the BCL, the Bylaws of the National Association of Securities Dealers, Inc. or the "takeover" or "blue sky" laws of various states, (C) the approval by the New York State Public Health Counsel required pursuant to Section 3611-a of the New York State Public Health Law and the rules and regulations thereunder and any similar approvals required by New Jersey State law, rules or regulations, and (D) any other filings and approvals expressly contemplated by this Agreement) or, (iii) violate, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or gives to others any right of, or result in any, termination, amendment, acceleration or cancellation of, or loss of any benefit or creation of a right of first refusal or result in the creation of a lien or other encumbrance on any property or asset of EFCC, any EFCC Subsidiary, Arbor or Coss pursuant to or under any provision of any charter or bylaw, or the express terms of any written indenture, mortgage, lien, lease, license, agreement, contract, instrument, order, judgment, ordinance, EFCC Permit (as defined below), law, regulation or decree to which EFCC, any EFCC Subsidiary, Arbor or Coss is subject or by which EFCC, any EFCC Subsidiary, Arbor or Coss or any of their respective properties or assets are bound, except where the failure to give such notice, make such filings, or obtain such authorizations, consents, waivers, licenses or approvals, or where such violations, conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations, loss of rights, liens or encumbrances, individually or in the aggregate, would not have a Material Adverse Effect on EFCC or on EFCC's ability to consummate the transactions contemplated hereby.

           4.6 Compliance with Laws.

                      (a) EFCC and each EFCC Subsidiary hold all licenses, permits and other authorizations necessary to conduct its business (collectively, "EFCC Permits"), are certified as providers under all applicable Medicare and Medicaid programs to the extent required to be so certified, and are in compliance with all EFCC Permits and all federal, state and other laws, rules, regulations, ordinances and orders governing its business, including, without limitation, the requirements, guidelines, rules and regulations of Medicare, Medicaid and other third-party reimbursement programs, except where the failure to hold such licenses, permits and other authorizations or to so comply would not be material to the financial condition, results of operations, business or properties of EFCC and the EFCC Subsidiaries taken as a whole. The EFCC Permits are in full force and effect.

                      (b) All health care personnel employed by EFCC or any EFCC Subsidiary are properly licensed to the extent required to perform the duties of their employment in each jurisdiction where such duties are performed, except where the failure to be so licensed would not be material to the financial condition, results of operations, business or properties of EFCC and the EFCC Subsidiaries taken as a whole.

                      (c) No action or proceeding is pending or, to EFCC's knowledge, threatened that may result in suspension, revocation or termination of any EFCC Permit, the issuance of any cease-and-desist order, or the imposition of any administrative or judicial sanction, and neither EFCC nor any EFCC Subsidiary has received any notice from any governmental authority in respect of the suspension, revocation or termination of any EFCC Permit, or any notice of any intention to conduct any investigation or institute any proceeding, in any such case where such suspension, revocation, termination, order, sanction, investigation, or proceeding would be material to the financial condition, results of operations, business or properties of EFCC and the EFCC Subsidiaries taken as a whole.

                      (d) Neither EFCC nor any EFCC Subsidiary has received notice that Medicare, Medicaid or any other third-party reimbursement program has any claims for disallowance of costs against any of them which could result in material offsets against future reimbursement or recovery of prior payments, which offsets or recoveries have not been reserved for in EFCC's financial statements.

           4.7 Litigation. Except as set forth in Section 4.7 of the EFCC Disclosure Schedule or in the EFCC SEC Filings (as defined below) made as of the date hereof, there are no suits, arbitrations, mediations, actions, proceedings, unfair labor practice complaints or grievances pending or, to EFCC's knowledge, threatened against EFCC or any EFCC Subsidiary or with respect to any property or asset of any of them before any court, arbitrator, administrator or governmental or regulatory authority or body which, individually or in the aggregate, would have a Material Adverse Effect on EFCC. Neither EFCC nor any EFCC Subsidiary nor any property or asset of any of them is subject to any order, judgment, injunction or decree which, individually or in the aggregate, would have a Material Adverse Effect on EFCC.

           4.8 Financial Statements and Reports. EFCC has made available to Star true and complete copies of (i) its Annual Report on Form 10-KSB for the year ended December 31, 1995 (the "EFCC 10-KSB"), as filed with the Commission, (ii) its proxy statement relating to its most recent annual meeting of its shareholders, (iii) all registration statements filed by EFCC and declared effective under the Securities Act since January 1, 1994 through the date hereof and (iv) all other reports, statements and registration statements (including Current Reports on Form 8-K) filed by it with the Commission subsequent to
January 1, 1994 through the date hereof. The reports, statements and registration statements referred to in the immediately preceding sentence (including, without limitation, any financial statements or schedules or other information included or incorporated by reference therein) are referred to in this Agreement as the "EFCC SEC Filings." As of the respective times such documents were filed or, as applicable, became effective, the EFCC SEC Filings complied as to form and content, in all material respects, with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of EFCC included in the EFCC SEC Filings were prepared in accordance with generally accepted accounting principles (as in effect from time to time) applied on a consistent basis and (except as may be indicated therein or in the notes thereto) present fairly the consolidated financial position, consolidated results of operations and consolidated cash flows of EFCC and the EFCC Subsidiaries as of the dates and for the periods indicated subject, in the case of unaudited interim consolidated financial statements, to normal recurring year-end adjustment and any other adjustment described therein. Since December 31, 1995, there has been no change in accounting principles applicable to, or methods of accounting utilized by, EFCC. The books and records of EFCC and the EFCC Subsidiaries have been and are being maintained in accordance with good business practice, reflect only valid transactions, are complete and correct in all material respects, and present fairly in all material respects the basis for the financial position and results of operations of EFCC and the EFCC Subsidiaries set forth in the financial statements of EFCC included in the EFCC SEC Filings.

           4.9 Absence of Certain Changes or Events. Since December 31, 1995, except as expressly disclosed in the EFCC SEC Filings made through the date hereof and except with respect to the sale by TPC prior to the date hereof of certain assets to Public Services, Inc. (the "Asset Sale"), (the full description and terms of which are set forth in Section 4.9 of the EFCC Disclosure Schedule), the business of EFCC and of each of the EFCC Subsidiaries has been conducted in the ordinary course, and there has not been (i) any material adverse change in the condition (financial or otherwise), results of operations, business, working capital, assets, liabilities, or prospects of EFCC and the EFCC Subsidiaries, taken as a whole; (ii) any indebtedness incurred by EFCC or any EFCC Subsidiary for money borrowed; (iii) any material transaction or commitment, except in the ordinary course of business or as contemplated by this

Agreement or as set forth in Section 4.9 of the EFCC Disclosure Schedule or in the EFCC SEC Filings, entered into by EFCC or any of the EFCC Subsidiaries; (iv) any damage, destruction or loss, whether covered by insurance or not, which, individually or in the aggregate, would have a Material Adverse Effect on EFCC;
(v) except for the EFCC Dividend and except as set forth in Section 4.9 of the EFCC Disclosure Schedule, any declaration, setting aside or payment of any dividend (whether in cash, securities or property) with respect to the EFCC Common Stock; (vi) any material agreement to acquire any assets or stock or other interests of any third-party; (vii) any increase in the compensation payable since the filing of EEFC's Form 10-QSB for the period ended September 30, 1996 or to become payable by EFCC or any EFCC Subsidiary to any employees, officers, consultants, or directors or in any bonus, insurance, welfare, pension or other employee benefit plan, payment or arrangement made to, for or with any such employee, officer, director or consultant (other than as provided in employment agreements, consulting agreements and welfare and benefit plans set forth on the EFCC Disclosure Schedule or any increase in the cash compensation payable to non-officer employees to the extent consistent with past practice if the rate of total annual compensation for any individual would not increase such individual's rate of total annual compensation by more than five percent (5%) over such individual's rate of total compensation); (viii) any material revaluation by EFCC or any EFCC Subsidiary of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable); (ix) any material change by EFCC in accounting principles or methods except insofar as may be required by a change in generally accepted accounting principles; (x) any mortgage or pledge of any of the assets or properties of EFCC or any EFCC Subsidiary or the subjection of any of the assets or properties of EFCC or any EFCC Subsidiary to any material liens, charges, encumbrances, imperfections of title, security interest, options or rights or claims of others with respect thereto; or (xi) any assumption or guarantee by EFCC or a EFCC Subsidiary of the indebtedness of any person or entity.

           4.10 Employee Benefit Plans and Employment Matters.

                      (a) Section 4.10 of the EFCC Disclosure Schedule lists all employee benefit plans, collective bargaining agreements, labor contracts and employment agreements not otherwise disclosed in the EFCC SEC Filings, which provide for the annual payment of more than $25,000 in which EFCC participates, or by which it is bound, including, without limitation: (i) any profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, welfare, and incentive plan or agreement; (ii) any plan providing for "fringe benefits" to its employees, including, but not limited to, vacation, sick leave, medical, hospitalization and life insurance; (iii) any written employment agreement and any other employment agreement not terminable at will; and (iv) any other "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that is not exempted from the coverage of ERISA by reason of the Department of Labor regulations. EFCC is in compliance in all material respects with the requirement prescribed by all laws currently in effect applicable to employee benefit plans and to any employment agreement, including, but not limited to, ERISA and the Code. EFCC has performed all of its obligations under all such employee benefit plans and employment agreements in all material respects. There is no pending or, to the knowledge of EFCC, threatened legal action, proceeding or investigation against or involving any EFCC employee benefit plan which could result in a material amount of liability to such employee benefit plan or to EFCC.

                      (b) EFCC does not sponsor or participate in, and has not sponsored or participated in, any employee benefit pension plan to which Section 4021 of ERISA applies that would create a material amount of liability to EFCC under Title IV of ERISA.

                      (c) EFCC does not sponsor or participate in, and has not sponsored or participated in, any employee benefit pension plan that is a "multiemployer plan" (within the meaning of Section 3(37) of ERISA) that would subject EFCC to any material amount of liability with respect to any such plan.

                      (d) All group health plans of EFCC have been operated in compliance with the group health plan continuation coverage requirements of
Section 4980B of the Code in all material respects, to the extent such requirements are applicable.

                      (e) There have been no acts or omissions by EFCC that have given rise to or may give rise to a material amount of fines, penalties, taxes, or related charges under Sections 502(c) or 4071 of ERISA or under Chapter 43 of the Code.

                      (f) No "reportable event," as defined in ERISA Section 4043, other than those events with respect to which the Pension Benefit Guaranty Corporation has waived the notice requirement, has occurred with respect to any of the employee benefit plans of EFCC.

                      (g) Section 4.9 of the EFCC Disclosure Schedule sets forth the name of each director, officer or employee of EFCC entitled to receive any material amount of benefit or payment under any existing employment agreement, severance plan or other benefit plan solely as a result of the consummation of any transaction contemplated by this Agreement, and with respect to each such person, the nature of such benefit or the amount of such payment, the event triggering the benefit or payment, and the date of, and parties to, such employment agreement, severance plan or other benefit plan.

                      (h) EFCC has made available to Star true and correct copies of all plan documents and employment agreements referred to on Section
4.10 of the EFCC Disclosure Schedule, including all amendments thereto, and all related summary plan descriptions to the extent that one is required by law.

                      (i) For purposes of this Section 4.10, any reference to "EFCC" shall be deemed to include a reference to any entity that is aggregated with EFCC under the provisions of Section 414 of the Code, to the extent that those aggregation rules apply.

                      (j) At all times during the pendency of the employee benefit plans referenced in the EFCC SEC Filings or in Section 4.10 of the EFCC Disclosure Schedule, EFCC has had fewer than 100 employees enrolled in each of such plans.

           4.11 Labor Matters. Neither EFCC nor any EFCC Subsidiary has executed any collective bargaining agreement with respect to any of their employees. None of the employees of EFCC or any EFCC Subsidiary is represented by any labor union. To the knowledge of EFCC, there is no activity involving any employees of EFCC or the EFCC Subsidiaries seeking to certify a collective bargaining unit or engaging in any other organizational activity.

           4.12 Insurance. EFCC and the EFCC Subsidiaries maintain insurance against such risks and in such amounts as EFCC reasonably believes are necessary to conduct its business. All policies of fire, liability, workers' compensation and other forms of insurance maintained by EFCC or the EFCC Subsidiaries are set forth in Section 4.12 of the EFCC Disclosure Schedule. All such policies are in full force and effect and all premiums required to be paid with respect thereto have been paid for all periods up to and including the date hereof. EFCC and the EFCC Subsidiaries are not in default with respect to any provisions or requirements of any such policy nor have any of them failed to give notice or present any claim thereunder in a due and timely fashion, except for defaults or failures which, individually or in the aggregate, would not have a Material Adverse Effect on EFCC. Neither EFCC nor any EFCC Subsidiary has received any notice of cancellation or termination in respect of any of its insurance policies.

           4.13 Environmental Matters. EFCC and the EFCC Subsidiaries are in compliance with all environmental laws, and have obtained all necessary licenses and permits required to be issued pursuant to any environmental law, except where the failure to so comply or to obtain such licenses or permits, individually or in the aggregate, would not have a Material Adverse Effect on EFCC. Neither EFCC nor any EFCC Subsidiary has received any notice or communication from any governmental agency with respect to (i) any hazardous substance relative to its operations, property or assets or (ii) any investigation, demand or request pursuant to enforcing any environmental law relating to it or its operations, and no such investigation is pending or, to the knowledge of EFCC, threatened, in any case, which would lead to a Material Adverse Effect on EFCC.

           4.14 Tax Matters. (a) EFCC and each EFCC Subsidiary (for purposes of this Section 4.14, EFCC Subsidiary shall also include all corporations that were, at any time prior to the Effective Time, subsidiaries of EFCC, including but not limited to TPC): (i) has duly and timely filed with the appropriate authorities all Tax Returns (as defined below) required to be filed by or on behalf of (or which includes) EFCC or any EFCC Subsidiary on or before the date hereof, which Tax Returns are true, correct and complete, (ii) has duly and timely paid or caused to be timely paid all Taxes (as defined below) due and payable in respect of all periods up to and including the date hereof, and (iii) has properly accrued on the Financial Statements all Taxes not yet payable in respect of all periods up to and including the date hereof.
Section 4.14 of the EFCC Disclosure Schedule sets forth a list of each jurisdiction in which EFCC or any EFCC Subsidiary has filed or is required to file a Tax Return, the type of Tax and the type of Tax Return filed or required. EFCC has provided Star with a copy of each Tax Return filed by or on behalf of EFCC or any EFCC Subsidiary (or which includes EFCC or any EFCC Subsidiary) within the last three years. EFCC and each EFCC Subsidiary has duly and timely withheld or collected, paid over and reported all Taxes required to be withheld or collected by it on or before the date hereof. Except as set forth in Section
4.14 of the EFCC Disclosure Schedule: (A) no taxing authority has claimed, proposed or asserted any adjustment that could result in the creation of, or an increase in, any deficiency in any Tax for which EFCC or any EFCC Subsidiary is or may be liable or which relates to the income, assets or operations of EFCC or any EFCC Subsidiary; (B) to the knowledge of EFCC or any EFCC Subsidiary, there is no pending or threatened audit, investigation, proceeding or claim respecting any Tax for which EFCC or any EFCC Subsidiary is or may be liable or which relates to the income, assets or operations of EFCC or any EFCC Subsidiary; (C) no statute of limitations relating to the assessment or collection of any Tax for which EFCC or any EFCC Subsidiary is or may become liable or subject has been waived or extended; (D) neither EFCC nor any EFCC Subsidiary is a party to any agreement, contract or arrangement that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162 (unless required to be capitalized under Section 263 or 263A of the Code), Section 280G or Section 404 of the Code, and the regulations promulgated thereunder; (E) neither EFCC nor any EFCC Subsidiary is a party to any Tax sharing or Tax allocation agreement; (F) there are no liens for Taxes upon the assets of EFCC or any EFCC Subsidiary except for liens for Taxes not yet due and payable; and (G) neither EFCC nor any EFCC Subsidiary is a foreign person (within the meaning of Section 7701 of the Code). EFCC and each EFCC Subsidiary have adequately disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code. Neither EFCC nor any EFCC Subsidiary is a "consenting corporation" within the meaning of
Section  341(f) of the Code.  No Tax is  required  to be  withheld  pursuant  to
Section 1445 of the Code as a result of the transactions contemplated by this Agreement. Neither EFCC nor any EFCC Subsidiary has ever made or been required to make an election under Section 338 of the Code (or any comparable state, local or foreign Tax provision). None of the assets of EFCC or any EFCC Subsidiary is required to be treated as being owned by any other person pursuant to the "safe harbor" leasing provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as in effect prior to the repeal of said provision (or any comparable state, local or foreign Tax provision). Any Tax Sharing or Tax Allocation Agreement listed in Section 4.14 of the EFCC Disclosure Schedule has been terminated on or before the date hereof without obligation of EFCC or any EFCC Subsidiary.

           For purposes of this Agreement, "Tax" means any tax, fee, levy, duty, assessment or other governmental charge imposed by any governmental authority (including without limitation any income, franchise, gross receipts, property, sales, use, excise, services, value added, ad valorem, withholding, social security, estimated, accumulated earnings, transfer, license, privilege, payroll, profits, capital stock, employment, unemployment, severance, stamp, minimum, environmental, occupancy, customs or occupation tax), including without limitation any liability therefor as a result of Treasury Regulation ss.1.1502-6 (or any comparable state, local or foreign Tax provision), as a transferee (including under Section 6901 of the Code or any comparable state, local or foreign Tax provision) or as a result of any Tax sharing or similar agreement, and any interest, additions to tax and penalties in connection therewith. "Tax Return" means any return, declaration, report, estimate, claim, information return or statement and any amendment thereto, together with any supporting information or schedules, which is filed or required to be filed under applicable law in connection with the determination, assessment, collection, payment, refund or administration of any Tax, whether on a consolidated, combined, unitary or separate basis or otherwise.

           4.15 Intellectual Property. EFCC and the EFCC Subsidiaries own, possess or have the right to use all franchises, patents, trademarks, service marks, tradenames, licenses and authorizations (collectively, "EFCC Intellectual Property Rights") set forth in Section 4.15 of the EFCC Disclosure Schedule, which are necessary to the conduct of their respective businesses. Except as disclosed in the EFCC SEC Filings, to the knowledge of EFCC, neither EFCC nor any EFCC Subsidiary is infringing or otherwise violating the intellectual property rights of any person which infringement or violation would subject EFCC or any EFCC Subsidiary to liabilities which, individual or in the aggregate, would have a Material Adverse Effect on EFCC or which would prevent EFCC or any EFCC Subsidiary from conducting their respective businesses substantially in the manner in which they are now being conducted. Except as disclosed in the EFCC SEC Filings, no claim has been made or, to EFCC's knowledge, threatened against EFCC or any EFCC Subsidiary alleging any such violation.

           4.16 Related Party Transactions. Except as disclosed in Section 4.16 of the EFCC Disclosure Schedule or in the EFCC SEC Filings, there have been no material transactions between EFCC or any EFCC Subsidiary on the one hand, and any (i) officer or director of EFCC or any EFCC Subsidiary or (ii) record or beneficial owner of five percent or more of the voting securities of EFCC.

           4.17 No Undisclosed Material Liabilities. Other than professional fees related to the transactions contemplated by this Agreement hereby and except as disclosed in the EFCC SEC Filings or in Section 4.17 of the EFCC Disclosure Schedule, neither EFCC nor any of the EFCC Subsidiaries has incurred any liabilities of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that, individually or in the aggregate, would have a Material Adverse Effect on EFCC other than liabilities under or contemplated by this Agreement.

           4.18 No Default. Neither EFCC nor any of the EFCC Subsidiaries is in default or violation (and no event has occurred which with notice or the lapse of time or both would constitute a default or violation) of any term, condition or provision of (i) its charter or Bylaws, (ii) any note, bond, mortgage, indenture, license, agreement, contract, lease, commitment or other obligation to which EFCC or any of the EFCC Subsidiaries is a party or by which they or any of their properties or assets may be bound, or (iii) any order, writ injunction, decree, statute, rule or regulation applicable to EFCC or any of the EFCC Subsidiaries, except in the case of clauses (ii) and (iii) above for defaults or violations which would not have a Material Adverse Effect on EFCC.

           4.19 Title to Properties; Encumbrances.

                      (a) EFCC and the EFCC Subsidiaries have good and marketable title to all of the Assets (as hereinafter defined) reflected as owned by EFCC on the September 30, 1996 Balance Sheet and all Assets thereafter acquired by it (except for Assets disposed of by it in the ordinary course of business or pursuant to the Asset Sale). The Assets are not subject to any mortgage, security interest, pledge, lien, claim, encumbrance or charge, or restraint or transfer whatsoever and no currently effective financing statement with respect to any of its Assets has been filed under the Uniform Commercial Code in any jurisdiction. Neither EFCC nor any EFCC Subsidiary is a party to any financing statement or any security agreement authorizing any secured party thereunder to file any financing statement. No person other than EFCC has any right to the use or possession of any of the Assets. All Assets which are real property or tangible personal property, whether owned or leased, are in good operating condition and repair, excepting normal wear and tear, and are sufficient to enable EFCC to operate its business in a manner consistent with its operation during the immediately preceding twelve (12) months.

                      (b) Set forth on Section  4.19(b)  of the EFCC  Disclosure
Schedule is a true and correct list of leases, conditional sales, licenses or similar arrangements to which EFCC or any EFCC Subsidiary is a party or to which EFCC or any EFCC Subsidiary or any Asset is subject. EFCC has delivered to Star a complete and correct copy of each lease, conditional sale, license and other arrangement listed in Section 4.19(b) of the EFCC Disclosure Schedule. All of said arrangements are valid, binding and enforceable in accordance with their respective terms and are in full force and effect. Neither EFCC nor any EFCC Subsidiary is in default under one or more of such arrangements, except to the extent such defaults would not have a Material Adverse Effect on EFCC and has not received any written notice alleging any default, set-off, or claim of default. To the knowledge of EFCC, the parties to such arrangements are not in default of their respective obligations under any of such arrangements, and there has not occurred any event which, with the passage of time or giving of notice (or both), would constitute such a default or breach under any of such arrangements, except to the extent such default or breach would not have a Material Adverse Effect on EFCC.

                      (c) As used herein, the term "Assets" means all of the tangible and intangible assets of EFCC and the EFCC Subsidiaries including, without limitation, all real property, tangible personal property (including, without limitation, fixed and moveable equipment, trucks, cars and other vehicles, furnishings, inventory and supplies), contract rights, leasehold interests, goodwill, tradenames, trademarks, patient records and files, patient films, Medicare and Medicaid provider agreements and numbers, telephone numbers and, to the extent permitted by law, all permits, licenses and other governmental approvals.

           4.20 Contracts. Section 4.20 of the EFCC Disclosure Schedule contains a complete and correct list of all of the following categories of agreements, contracts, arrangements and commitments ("Contracts"), including summaries of oral contracts (except immaterial oral contracts terminable at will), to which EFCC or any EFCC Subsidiary or any of the Assets are bound, including, without limitation:

                      (a) each contract or agreement for the employment or retention of, or collective bargaining, severance or termination agreement with, any director, officer, employee, consultant, agent, employee or group of employees;

                      (b) each profit sharing, thrift, bonus, incentive, deferred compensation, stock option, stock purchase, severance pay, pension, retirement, hospitalization, insurance or other similar plan, agreement or arrangement;

                      (c) each agreement or arrangement (including letter of intent) for the purchase or sale of any assets, properties or rights outside the ordinary course of business (by purchase or sale of assets, purchase or sale of capital stock, merger or otherwise) which is currently in effect;

                      (d) each contract which contains any provisions requiring EFCC or any EFCC Subsidiary to indemnify or act for, or guarantee the obligation of, any other person or entity;

                      (e) each agreement restricting EFCC or any EFCC Subsidiary from conducting business of any nature anywhere in the world;

                      (f) each partnership or joint venture contract or similar arrangement or agreement which is likely to involve a sharing of profits or future payments with respect to the business (or any portion thereof) of EFCC or any EFCC Subsidiary;

                      (g) each agreement under which EFCC or any EFCC Subsidiary is to acquire or contract to receive the services of any health care professionals;

                      (h) each agreement to perform or provide services for any nursing home, health care facility or any other facility or individual;

                      (i) each agreement with a laboratory;

                      (j) each lease, license, conditional sales contract or similar arrangement for real or personal property or any corporate name, trade or service mark, copyright, patent, process, operational manual, technique and similar property;

                      (k) each other agreement not made in the ordinary and normal course of business which involves consideration of more than $25,000; and

                      (l) each letter of intent or agreement in principle to enter into any Contract (whether or not binding, in whole or in part).

           True, correct and complete copies of each Contract have been provided or made available to Star and each remains in full force and effect in accordance with the copies provided to Star. Each of the Contracts was entered into and requires performance only in the ordinary course of business. EFCC is not in material default under any Contract and no default or right of set-off has been asserted, either by or against EFCC under any Contract, except such defaults or breaches which, individually or in the aggregate would not have a Material Adverse Effect on EFCC. To the knowledge of EFCC, the parties to the Contracts, other than EFCC, are not in material default of any of their respective obligations under the Contracts, and there has not occurred any event, which with the passage of time or the giving of notice (or both), would constitute a material default or breach under any Contract, except such defaults or breaches which, individually or in the aggregate would not have a Material Adverse Effect on EFCC. All amounts payable by EFCC under the Contracts are on a current basis. Except as set forth in Section 4.5 or 4.20 of the EFCC Disclosure Schedule, no Contract is terminable nor requires a payment in the event of the Merger or a change in control of EFCC.

           4.21 Medicare/Medicaid Participation; Accreditation. All services provided by EFCC and the EFCC Subsidiaries which are reimbursable by Medicaid or Medicare are certified for full participation in such programs, have a current and valid provider contract with the Medicare and Medicaid programs or other third party reimbursement source (inclusive of managed care organizations), are in substantial compliance with the conditions of participation of such programs, and have received all approvals or qualifications necessary for capital reimbursement (if applicable). Neither EFCC nor any EFCC Subsidiary has received any notice of recoupment from nor has any material liability for reimbursements of any excess payments made by the Medicare or Medicaid programs or any other third party reimbursement source (inclusive of managed care organizations).

           4.22 Rate Tables and Reimbursement. EFCC has provided to Star rate tables that set forth a complete and correct list of the rates charged by EFCC and the EFCC Subsidiaries to their various customers. Neither EFCC nor any EFCC Subsidiary is required to pay any Medicare or Medicaid refunds, and neither EFCC nor any EFCC Subsidiary has paid any Medicare or Medicaid refunds since January 1, 1994.

           4.23 Relationships. Except as disclosed in the EFCC SEC Filings, no controlling shareholder, partner or affiliate of EFCC has, or at any time within the last two (2) years has had, an ownership interest in any business, corporate or otherwise, that is a party to, or in any property that is the subject of, any business relationship or arrangement of any kind relating to the operation or business of, or which may be binding upon, EFCC, any EFCC Subsidiary or their Assets.

           4.24 Employees. Section 4.24 of the EFCC Disclosure Schedule sets forth a complete and correct list of the name, position and current rate of compensation and all other compensation arrangements or fringe benefits of each officer of EFCC and each EFCC Subsidiary.

           4.25 Questionable Payments. Neither EFCC, any EFCC Subsidiary nor any of its former subsidiaries, nor, to the knowledge of EFCC, any director, officer, Affiliate or employee of EFCC or any of its former subsidiaries: (i) has used any corporate funds of EFCC, any EFCC Subsidiary or any of EFCC's former subsidiaries to make any payment to any officer or employee of any government, or to any political party or official thereof, where such payment either (A) is unlawful under laws applicable thereto or (B) would be unlawful under the Foreign Corrupt Practices Act of 1977, as amended; nor (ii) has used any corporate funds of EFCC, any EFCC Subsidiary or any of its former subsidiaries for making payments to any person if such payment constituted an illegal payment, bribe, kickback, political contribution or other similar questionable payment.

           4.26 Representations Complete. As of the execution of this Agreement, none of the representations or warranties made by EFCC herein or in any Schedule hereto, including the EFCC Disclosure Schedule, or certificate furnished by EFCC pursuant to this Agreement, or the EFCC SEC Filings, when all such documents are read together in their entirety, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

           4.27 Brokers. Neither EFCC nor any EFCC Subsidiary has paid or is obligated to pay any fee or commission to any broker, finder, investment banker or other intermediary in connection with this Agreement.

           4.28 Minimum Net Worth, Working Capital and Cash. As of the date hereof, the Adjusted Net Worth (as hereinafter defined) exceeds $1,500,000; the Adjusted Working Capital (as hereinafter defined) exceeds $1,050,000; and the Adjusted Cash (as hereinafter defined) exceeds $800,000.

                                    ARTICLE V

                            COVENANTS AND AGREEMENTS

           5.1 Proxy Statement/Prospectus; Registration Statement; Shareholders' Meeting.

                      (a) Star and EFCC agree that this Agreement shall be submitted to their respective shareholders for approval at meetings (the "Meetings") duly called and held pursuant to applicable state law. As soon as practicable after the date of this Agreement, each of Star and EFCC shall take all action, to the extent necessary in accordance with applicable law and their respective Certificates of Incorporation and Bylaws, to convene the Meetings promptly to consider and vote upon the approval of the Merger and such other matters as may be necessary or desirable to consummate the Merger and the transactions contemplated hereby.

                      As soon as practicable after the date of this Agreement, EFCC and Star shall jointly prepare and file with (i) the Commission, subject to the prior approval of the other party, which approval shall not be unreasonably withheld, preliminary joint proxy materials relating to the Meetings as required by the Exchange Act, and a registration statement on Form S- 4 (as amended or supplemented, the "Registration Statement") relating to the registration under the Securities Act of the shares of Star Common Stock issuable to the holders of the EFCC Common Stock, and (ii) state securities administrators, such registration statements or other documents as may be required under applicable blue sky laws to qualify or register the shares of Star Common Stock issuable to the holders of the EFCC Common Stock (the "Blue Sky Filings"). EFCC, Merger Sub and Star shall use their reasonable best efforts to cause the Registration Statement to become effective as soon as practicable. Promptly after the Registration Statement has become effective and all applicable blue sky laws have been complied with, Star and EFCC shall mail the joint proxy statement to their respective shareholders. Such joint proxy statement at the time it initially is mailed to the shareholders of Star and the shareholders of EFCC and all duly filed amendments or revisions made thereto, if any, similarly mailed are hereinafter referred to as the "Proxy Statement." Notice of the Star Meeting shall be mailed to the shareholders of Star and notice of the EFCC Meeting shall be mailed to the shareholders of EFCC, along with the Proxy Statement. In addition, in connection with the TPC Merger, EFCC shall take such similar actions as are required in furtherance of the TPC Merger, including those set forth in this paragraph in connection with the Merger.

                      (b) Each party represents and warrants that the information supplied or to be supplied by it for and included or incorporated by reference in the Registration Statement, the Blue Sky Filings, the Proxy
Statement and any other documents to be filed with the Commission or any regulatory agency in connection with the transactions contemplated hereby will, at the respective times such documents are filed or, as applicable, declared effective and, as of the Effective Time, and, with respect to the Proxy Statement, when first published, sent or given to the shareholders of Star and to the shareholders of EFCC and at the time of the

Meetings, not be false or misleading with respect to a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading.

                      (c) Each party covenants and agrees that (i) if, at any time prior to the Effective Time, any event relating to it or any of its affiliates, officers or directors is discovered that should be set forth in an amendment to the Registration Statement or Blue Sky Filings or a supplement to the Proxy Statement, such party will promptly inform the other parties, and such amendment or supplement will be promptly filed with the Commission and appropriate state securities administrators and disseminated to the shareholders of Star and EFCC, to the extent required by applicable federal and state securities laws, and (ii) documents which either party files or is responsible for filing with the Commission and any regulatory agency in connection with the Merger (including, without limitation, the Proxy Statement) will comply as to form and content in all material respects with the provisions of applicable law. Notwithstanding the foregoing, no party makes any representations or warranties with respect to any information that has been supplied by the other party or by its auditors, attorneys, financial advisors, other consultants or advisors specifically for use in the Registration Statement, Blue Sky Filing, the Proxy Statement, or any other documents to be filed with the Commission or any regulatory agency in connection with the transactions contemplated hereby.

                      (d) EFCC hereby represents that its Board of Directors has
(i) determined that the Merger is fair to and in the best interests of EFCC's shareholders, (ii) approved the Merger and (iii) resolved to and will recommend in the Proxy Statement adoption of this Agreement and authorization of the Merger by the shareholders of EFCC; provided, however, that such determination, approval or recommendation may be amended, modified or withdrawn to the extent required by the fiduciary obligations of EFCC's Board of Directors under applicable law, in the written opinion of outside counsel addressed to EFCC and Star. Star hereby represents that its Board of Directors has (i) determined that the Merger is fair to and in the best interests of Star's shareholders, (ii) approved the Merger and (iii) resolved to and will recommend in the Proxy Statement adoption of this Agreement and authorization of the Merger by the shareholders of Star.

                      (e) EFCC shall use all reasonable efforts to cause to be delivered to Star a letter of Carpenter & Onorato, P.C., EFCC's independent accountants, dated a date within five (5) business days before the date on which the Registration Statement shall become effective and addressed to Star, of the kind contemplated by the Statement of Auditing Standards with respect to Letters to Underwriters promulgated by the American Institute of Certified Public Accountants (the "AICPA Statement"), in form and substance reasonably satisfactory to Star and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement. Star shall use all reasonable efforts to cause to be delivered to EFCC a letter of Holtz Rubinstein & Co., LLP, Star's independent accountants, dated a date within five (5) business days before the date on which the Registration Statement shall become effective and addressed to EFCC, of the kind contemplated by the AICPA Statement, in form and substance reasonably satisfactory to EFCC and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

           5.2 Conduct of the Business of EFCC Prior to the Effective Time. Prior to the Effective Time, except as (i) otherwise expressly consented to or approved by Star, (ii) expressly advised by Star pursuant to the Consulting Agreement or as expressly directed by Star pursuant to the Management Agreement or required in order to consummate the transactions contemplated by, this
Agreement:

                      (a) EFCC and the EFCC Subsidiaries shall conduct their respective businesses in the ordinary course and consistent in all material respects with past practice and shall use all reasonable efforts to preserve substantially intact their respective business organizations, to keep available the services of their present officers, employees and consultants and to preserve their present relationships with customers, suppliers, payors and other persons with whom they have a significant business relationship;

                      (b) Neither EFCC nor any EFCC Subsidiary shall (i) amend its charter or Bylaws, (ii) other than the EFCC Dividend, declare, set aside or pay any dividend or other distribution or payment in cash, securities or property in respect of shares of the EFCC Common Stock, (iii) make any direct or indirect redemption, retirement, purchase or other acquisition of any of its capital stock or (iv) split, combine or reclassify its outstanding shares of capital stock;

                      (c) Neither EFCC nor any EFCC Subsidiary shall, directly or indirectly, (i) issue, grant, sell or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights or securities of any kind to acquire any shares of, the capital stock of EFCC or such EFCC Subsidiary except that EFCC may issue shares of EFCC Common Stock upon the exercise of stock options outstanding on the date hereof pursuant to the terms thereof existing as of the date hereof, (ii) other than in the ordinary course of business and consistent with past practice, incur any material indebtedness for borrowed money, (iii) waive, release, grant or transfer any rights of material value,
(iv) except as provided in clause (v) below, merge or consolidate with any person or adopt a plan of liquidation or dissolution, (v) acquire, propose to acquire or enter into an agreement to acquire any assets, stock or other interests of a third party, (vi) transfer, lease, license, sell or dispose of a material portion of assets or any material assets, (vii) permit any material revaluation of any asset (including, without limitation, any writing down of the value of inventory or writing off of notes or accounts receivable), (viii) change any accounting principles or methods except insofar as may be required by changes in generally accepted accounting principles or (ix) mortgage or pledge any of their assets or properties or subject any of their assets or properties to any material liens, charges, encumbrances, imperfections of title, security interests, options or rights or claims of others with respect thereto;

                      (d) Neither EFCC nor any EFCC Subsidiary will, directly or indirectly, (i) increase the cash compensation payable or to become payable by it to any of its employees, officers, consultants or directors; provided that EFCC or any EFCC Subsidiary may increase the cash compensation payable to non-officer employees to the extent consistent with past practice and in no event to a rate of total annual compensation for any individual that would increase such individual's rate of total annual compensation by more than five percent (5%) over such individual's current such rate, (ii) enter into, adopt or amend any stock option, stock purchase, profit sharing, pension, retirement, deferred compensation, restricted stock or severance plan, agreement or arrangement for the benefit of employees, officers, directors or consultants of EFCC or any EFCC Subsidiary, (iii) enter into or amend any employment or consulting agreement, or (iv) make any loan or advance to, or enter into any written contract, lease or commitment with, any officer, employee, consultant or director of EFCC or any EFCC Subsidiary;

                      (e) Neither EFCC nor any EFCC Subsidiary shall, directly or indirectly, assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, corporation or other entity, or make any loans or advances to any individual, corporation or other entity except in the ordinary course of business and consistent with past practices;

                      (f) Neither EFCC nor any EFCC Subsidiary shall authorize or enter into any agreement to do any of the things described in clauses (a) through (e) of this Section 5.2;

                      (g) EFCC and each EFCC Subsidiary: (i) shall duly and timely file with the appropriate authorities all Tax Returns required to be filed by or on behalf of (or which includes) EFCC or any EFCC Subsidiary, which Tax Returns shall be true, correct and complete; (ii) shall duly and timely pay or cause to be timely paid all Taxes due and payable; (iii) shall duly and timely withhold or collect, and pay over to the appropriate authorities all Taxes required to have been withheld or collected; (iv) shall prepare such Tax Returns in a manner consistent with Tax Returns of the same type filed by such corporation prior to the date hereof (unless otherwise required by applicable law); (v) shall not make, amend, modify or terminate any election with respect to any Tax or Tax Return, without the prior written consent of Star; (vi) shall furnish Star with a draft of each Tax Return with sufficient time to review such Tax Return and comment thereon, and have corrections made, prior to the timely filing of such Tax Return; (vii) immediately notify Star if any taxing authority claims, proposes or asserts any adjustment that could result in the creation of, or an increase in, any deficiency in any Tax for which EFCC or any EFCC Subsidiary is or may be liable or which relates to the income, assets or operations of EFCC or any EFCC Subsidiary; (viii) shall not waive or extend any statute of limitations relating to the assessment or collection of any Tax for which EFCC or any EFCC Subsidiary is or may become liable or subject; (ix) shall not enter into or become a party to any agreement, contract or arrangement that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162 (unless required to be capitalized under Section 2603 or 263A of the Code), Section 280G or Section 404 of the Code, and the regulations promulgated thereunder; (x) shall not enter into or become a party to any Tax sharing or Tax allocation agreement; (xi) shall not become or acquire a foreign person (within the meaning of Section 7701 of the Code); (xii) shall adequately disclose on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code; (xiii) shall not become a "consenting corporation" within the meaning of Section 341(f) of the Code; (xiv) shall not make or become required to make an election under Section 338 of the Code (or any comparable state, local or foreign Tax provision); and (xv) shall not acquire any assets required to be treated as being owned by any other person pursuant to the "safe harbor" leasing provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as in effect prior to the repeal of said provision (or any comparable state, local or foreign Tax provision).

           5.3 Access to Properties and Records. Each party shall afford to the other and their respective accountants, counsel and representatives ("Respective Representatives"), reasonable access during normal business hours throughout the period prior to the Effective Time to all of their respective properties (including, without limitation, books, contracts, commitments and written records) and shall make reasonably available their respective officers and employees to answer fully and promptly questions put to them thereby; provided, however, that no investigation pursuant to this Section 5.3 shall alter any representation or warrant of any party hereto or the conditions to the obligations of the parties hereto.

           5.4 No Solicitation, Etc.

                      (a) Prior to the Effective Time, EFCC agrees that it shall not, and shall cause each of its officers, directors, employees, agents, legal and financial advisors and affiliates not to, directly or indirectly, make, solicit, encourage, initiate or unless permitted by Section 5.4(b) enter into any agreement or agreement in principle, or announce any intention to do any of the foregoing, with respect to any offer or proposal to acquire all or a substantial part of EFCC's business and properties or a substantial amount of EFCC's equity securities or debt securities whether by purchase, merger, purchase or assets, tender offer, exchange offer, business combination or otherwise (any such proposal or offer being hereinafter referred to as a "Third Party Transaction").

                      (b) Prior to the Effective Time, EFCC and its Subsidiaries shall not, and shall cause each of their officers, directors, legal and financial advisors, agents and affiliates not to, directly or indirectly, participate in any negotiations or discussions regarding, or furnish any information with respect to, or otherwise cooperate in any way in connection with, or assist or participate in, facilitate or encourage, any effort or attempt to effect or seek to effect, a Third Party Transaction with or involving any other person unless EFCC shall have received an unsolicited written offer to effect a Third Party Transaction and the Board of Directors of EFCC determines in good faith upon the written opinion of its outside legal counsel addressed to Star and EFCC that, in the exercise of the fiduciary obligations of the Board of Directors under applicable law, such information is required to be provided to or such discussions or negotiations are required to be undertaken with the person submitting such Third Party Transaction. EFCC represents that it is not currently involved in any negotiations with any person other than Star with respect to any Third Party Transaction.

                      (c) Prior to the Effective Time, EFCC will promptly communicate to Star the terms of any Third Party Transaction which it may receive and will keep Star informed as to the status of any actions, including negotiations or discussions, taken in connection therewith.

           5.5 Employee Benefit Plans. Except as otherwise provided in this Agreement, the EFCC employee benefit plans listed on the EFCC Disclosure Schedule which are in effect at the date of this Agreement shall remain in effect immediately following the Effective Time. Star and EFCC shall cooperate in coordinating their respective benefit plans, and any EFCC employee benefit plan may be terminated after the Effective Time, to the extent reasonably comparable benefits (including credit for past service), considered in the aggregate, are made available to employees of EFCC under one or more employee benefits plans of Star or any Star Subsidiary.

           5.6 Existing Agreements. Star and the Surviving Corporation shall insure and guaranty that the provisions with respect to indemnification by EFCC and the EFCC Subsidiaries now existing in favor of any present or former director, officer, employee or agent (and their respective heirs and assigns) of EFCC or any EFCC Subsidiary, respectively (the "Indemnified Parties"), as set forth in their respective charters or Bylaws or pursuant to other agreements (including any insurance policies), shall survive the Merger, shall not be amended, repealed or modified in any manner as to adversely affect the rights of such Indemnified Parties and shall continue in full force and effect for a period of at least six years from the Effective Time; provided, however, that Star and the Surviving Corporation shall be required to maintain or obtain such insurance coverage only (i) if it is available for an annual premium not in excess of 125% of the last annual premium paid by EFCC or the EFCC Subsidiaries prior to the date of this Agreement (but in such case shall purchase as much coverage as possible for an amount which shall not exceed 125% of the last annual premium paid by EFCC or the EFCC Subsidiaries prior to the date of the Agreement), and (ii) for six years after the Effective Time. This Section 5.6 shall survive the closing of any of the transactions contemplated hereby, is intended to benefit the officers and employees of EFCC and of the EFCC Subsidiaries at the Effective Time and each of the Indemnified Parties (each of which shall be entitled to enforce this Section 5.6 against Star and the Surviving Corporation, as the case may be, as a third-party beneficiary of this Agreement), and shall be binding on all successors and assigns of the Surviving Corporation.

           5.7 Confidentiality. The confidentiality agreement (the "Confidentiality Agreement") dated June 4, 1996 between EFCC and Star is hereby affirmed by Star and EFCC and the terms thereof are herewith incorporated herein by reference and shall continue in full force and effect until the Effective Time shall have occurred, and if this Agreement is terminated or if the Effective Time shall not have occurred for any reason whatsoever, the Confidentiality Agreement shall thereafter remain in full force and effect in accordance with its terms; provided, however, to the extent there are any provisions in the Confidentiality Agreement inconsistent with the terms of this Agreement, the terms of this Agreement shall control. Each of Star and EFCC agrees that it will not, and will cause its respective Representatives (as such term is defined in the Confidentiality Agreement) not to, use any information obtained pursuant to Section 5.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement.

Subject to the requirements of law, each party hereto will keep confidential, and will cause its respective Representatives to keep confidential, all information and documents obtained pursuant to Section 5.3 except as otherwise consented to by the other party; provided, however, that neither Star nor EFCC shall be precluded from making any disclosure which it deems required by law in connection with the Merger. In the event that any party is required to disclose any information or documents pursuant to the immediately preceding sentence, such party shall promptly give written notice of such disclosure that is proposed to be made to the other party so that the parties can work together to limit the disclosure to the greatest extent possible and, in the event that either party is legally compelled to disclose any information, to seek a protective order or other appropriate remedy or both. Upon any termination of this Agreement, each of Star and EFCC will collect and deliver to the other party all documents obtained pursuant to Section 5.3 or otherwise from such party or its respective Representatives by it or any of its respective Representatives then in their possession and any copies thereof.

           5.8 Reasonable Best Efforts. Subject to the terms and conditions herein provided, the parties hereto shall: (i) if required by law, promptly make their respective filings and thereafter make any other required submissions under the HSR Act with respect to the Merger; (ii) use all reasonable best efforts to cooperate with one another in (A) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations ("Third Party Consents") are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States and the several states and from private parties in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including those Third Party Consents required by TPC, and (B) timely making all such filings and timely seeking all such Third Party Consents, including those Third Party Consents required by TPC; and (iii) use all reasonable best efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement, including the TPC Merger. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of the parties hereto shall take all such necessary action. No party hereto shall take any action for the purpose of delaying, impairing or impeding the receipt of any Third Party Consent including those Third Party Consents required by TPC, or the making of any required filing or registration or the mailing of the Proxy Statement. EFCC shall use its reasonable best efforts to obtain the opinions referred to in Sections 6.1(f) and 6.1(g).

           5.9 Certification of Shareholder Vote. At or prior to the closing of the transactions contemplated by this Agreement, EFCC and Star shall deliver to each other a certificate of their respective Secretaries setting forth the number of shares of EFCC Common Stock or Star Common Stock, as the case may be, voted in favor of adoption of this Agreement and consummation of the Merger and the number of shares of EFCC Common Stock or Star Common Stock voted against adoption of this Agreement and consummation of the Merger.

           5.10 Affiliate Letters. At least 30 days prior to the Closing Date, EFCC shall deliver to Star a list of names and addresses of those persons who were, in the reasonable judgment of EFCC at the record date for its shareholders' meeting to approve the Merger, "affiliates" (each such person a "Rule 145 Affiliate") of EFCC within the meaning of Rule 145 of the rules and regulations promulgated under the Securities Act. EFCC shall provide to Star such information and documents as Star may reasonably request for purposes of reviewing such list. EFCC shall use all reasonable efforts to deliver or cause to be delivered to Star, prior to the Closing Date, from each of its Rule 145 Affiliates identified in the foregoing list, an Affiliate Letter in the form attached hereto as Exhibit A. Star shall be entitled to place legends as specified in such Affiliate Letters on the certificates evidencing any Star Common Stock to be received by Rule 145 Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for such Star Common Stock, consistent with the terms of such Affiliate Letters. Following reasonable request therefor, Star shall, upon advice of its counsel, cooperate with each Rule 145 Affiliate to eliminate such legends and stop transfer instructions in connection with proposed sales under Rule 145. After two years from the Effective Time, Star shall promptly notify its transfer agent to eliminate such legends and stop transfer instructions unless Star receives advice from its counsel that a Rule 145 Affiliate is as of that date an "affiliate" of Star.

           5.11 Listing Application. Star will use its reasonable best efforts to cause the Star Common Stock to be issued pursuant to this Agreement in the Merger, to be listed for trading on the NASDAQ National Market.

           5.12 Supplemental Disclosure Schedules. Each of Star and EFCC shall supplement their respective Disclosure Schedules delivered in connection with this Agreement as of the Effective Time to the extent necessary to reflect matters permitted by, or consented to by, the other party under this Agreement. In addition, from time to time prior to the Effective Time, each of Star and EFCC will promptly deliver to the other party such amended or supplemental
Disclosure Schedules as may be necessary to make the Schedules accurate and complete in all material respects as of the Effective Time; provided, however, that no such disclosure shall have any effect for the purpose of determining the satisfaction of the conditions set forth in Article VI of this Agreement.

           5.13 No Action. Except as expressly advised by Star pursuant to the Consulting Agreement or as expressly directed by Star pursuant to the Management Agreement or except as contemplated by this Agreement, no party hereto will, nor will either such party permit any of its Subsidiaries to, take or agree or commit to take any action that is reasonably likely to make any of its representations or warranties hereunder inaccurate in any material respect at the date made (to the extent so limited), or as of the Effective Time (to the extent so limited).

           5.14 Conduct of Business of Merger Sub. Merger Sub shall not conduct any business from the date of this Agreement, other than to consummate the Merger and the transactions contemplated by this Agreement.

           5.15   Notification  of  Certain   Matters;   Delivery  of  Financial
Information.

                      (a) Star and Merger Sub agree that they shall give prompt notice to EFCC, and EFCC agrees that it shall give prompt notice to Star and Merger Sub, of (i) any known breach of any representations or warranties contained in this Agreement at any time from the date hereof to the Effective Time and (ii) any material failure of Star, Merger Sub or EFCC, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that failure to give such notice shall not constitute a waiver of any defense that may be validly asserted.

                      (b) Each of Star and EFCC shall furnish the other with all financial, operating and other information and data as Star or EFCC, as the case may be, through its officers, employees or agents, may reasonably request and shall promptly furnish to the other party a copy of (i) each report, schedule and other document filed or received by it during such period pursuant to the requirements of the federal securities laws and (ii) monthly operating and financial reports as such party shall reasonably request from time to time, when such reports become available.

           5.16 Tax-free Nature. None of Star, Merger Sub and EFCC, nor any of their respective Subsidiaries or other affiliates shall take, or fail to take, any action that would jeopardize qualification of the Merger (or the TPC Merger) as a reorganization described in Section 368(a) of the Code; provided in the case of the Merger that the All Cash Option is not exercised. For purposes of ensuring that the Merger (or the TPC Merger) will be treated as a tax-free reorganization under Section 368(a) of the Code, each of Star and Merger Sub on the one hand and EFCC on the other agrees to deliver to Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., counsel to EFCC and TPC, a certificate of an authorized officer containing all representations and warranties by such corporation necessary to enable such firm to deliver its opinion referred to in
Section 6.1(f).

           5.17 Financial Covenants.

                      (a) The Adjusted Net Worth of EFCC at the date hereof (determined in accordance with subsection (b) below) shall exceed $1,500,000; the Adjusted Working Capital of EFCC at the date hereof (determined in accordance with subsection (b) below) shall exceed $1,050,000; and the Adjusted Cash owned by EFCC at the date hereof determined in accordance with subsection
(b) below) shall exceed $800,000.

                      (b) Immediately after the execution and delivery of this Agreement, EFCC will deliver to Star the balance sheet of EFCC as of December 31, 1996 (the "Year End Balance Sheet"), audited by a firm of independent certified public accountants acceptable to both Star and EFCC (it being hereby agreed that Carpenter & Onorato, P.C. is such an acceptable firm) and prepared in accordance with generally accepted accounting principles consistently applied and which EFCC shall use its best efforts in causing to be prepared. "Adjusted Net Worth" shall mean the shareholders' equity of EFCC as shown on the Year End Balance Sheet, giving effect to all accrued and unpaid legal and accounting expenses of EFCC as of the date hereof, and reduced by the sum of (x) $300,000, less any Deal Costs (as defined below) expensed through December 31, 1996. Deal Costs shall be defined as the aggregate amount of all legal, accounting and other expenses to be incurred by EFCC in connection with the transactions contemplated hereby, (y) the estimated aggregate amount of any unpaid tax liability incurred or to be incurred in connection with the Asset Sale and (z) the aggregate of all taxes due and payable by EFCC as of the date hereof, to the extent not reflected in full on the Year End Balance Sheet plus any claims by taxing authorities not yet paid or accrued for (the sum of (x), (y) and (z) being hereinafter referred to as the "Year End Balance Sheet Adjustments"). "Adjusted Working Capital" shall mean the current assets of EFCC minus the current liabilities of EFCC as shown on the Year End Balance Sheet, giving effect to all accrued and unpaid legal and accounting expenses of EFCC as of the date hereof and reduced by the Year End Balance Sheet Adjustments. "Adjusted Cash" shall mean the cash as shown on the Year End Balance Sheet net of the sum of any amount described in clause (z) above.

                      (c) Other than with respect to the satisfaction of the Financial Covenants set out in subsection (a) of this Section 5.17, as a condition to closing pursuant to Section 6.3(b), or as a basis for termination pursuant to Section 7.4(b), EFCC shall have no liability for violation of this
Section 5.17 or a breach of Section 4.28, provided EFCC as of the date hereof was not aware of the basis in fact of such violation or breach.

           5.18 Director of Star. Star agrees that, after the Effective Time, Star shall take such reasonable action as may be appropriate to cause Mr. Ivan Kaufman to be appointed to the Board of Directors of Star and to be nominated for election by the shareholders of Star to such Board at each of the next two annual meetings of such shareholders following the Effective Time; provided that this Section 5.18 shall terminate and be of no force or effect in the event that on the date 30 days preceding the date of mailing of the proxy statement relating to either such meeting the aggregate number of shares of Star Common Stock deemed to be beneficially owned (in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) by Coss Holding Corp. ("Coss") and Arbor represents less than five percent of all outstanding Star Common Stock, determined in the reasonable judgment of Star.

           5.19 EFCC Shareholders Agreement, Consulting Agreement, Management Agreement and Escrow Agreement. Each of Star, Arbor, Coss, the Voting Trustee and Mr. Ivan Kaufman simultaneously herewith shall enter into the EFCC Shareholders Agreement in the form attached hereto as Exhibit D; each of Star and EFCC simultaneously herewith shall enter into the Consulting Agreement in the form attached hereto as Exhibit G; each of Star, and EFCC simultaneously herewith shall enter into the Management Agreement in the form attached hereto as Exhibit H; each of Star, Arbor and Coss shall on the Closing Date enter into the Escrow Agreement in the form attached hereto as Exhibit E; and each of Arbor, Coss and

Mr. Ivan Kaufman shall enter into each of the proxies contemplated by the EFCC Shareholders Agreement.

           5.20 Sternbach Proxy. Sternbach, simultaneously herewith shall enter into the Sternbach Proxy in the form attached hereto as Exhibit I.

           5.21 EFCC Dividend. Each of Star and EFCC agree that, subject to applicable law, the amount of the EFCC Dividend shall be $750,000, which amount EFCC has caused to be reserved for payment prior to the date hereof, is held in reserve, will be available to be paid and shall be paid in full prior to the Closing Date.



                                   ARTICLE VI

                              CONDITIONS PRECEDENT

           6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

                      (a) The Registration Statement shall have been declared effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or shall be continuing to be in effect, and no proceedings for that purpose shall have been initiated or threatened by the Commission. Star shall have received all state securities laws or "blue sky" permits and authorizations necessary to issue the shares of Star Common Stock, if any, constituting Merger Consideration pursuant to the Merger and the transactions contemplated hereby.

                      (b) This Agreement and the Merger contemplated hereby and any other action necessary to consummate the transactions contemplated hereby shall have been approved and adopted by the requisite vote of (i) the holders of the outstanding shares of the EFCC Common Stock entitled to vote thereon at the EFCC Meeting and (ii) the holders of the outstanding shares of the Star Common Stock entitled to vote thereon at the Star Meeting.

                      (c) No governmental authority or other agency, commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the Merger illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement; provided, however, that, prior to invoking this condition, each party hereto shall use all reasonable efforts to have such statute, rule, regulation, injunction or order vacated.

                      (d) Any waiting period applicable to the Merger under the HSR Act shall have expired or been terminated without action by the Justice Department or the Federal Trade Commission to prevent consummation of the Merger.

                      (e) The shares of Star Common Stock issuable to EFCC's shareholders in the Merger or thereafter shall have been authorized for listing on the NASDAQ National Market, upon official notice of issuance.

                      (f) Each of EFCC and Star shall have received the opinion, in the form attached hereto as Exhibit F, addressed to each of them, of Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., counsel to EFCC, dated as of the Effective Time. In rendering such opinion, Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. may require and rely upon representations contained in the certificates of officers of Star, Merger Sub and EFCC (or in the case of the TPC Merger, TPC) referred to in Section 5.16.

           6.2 Conditions to the Obligation of EFCC to Effect the Merger. The obligation of EFCC to effect the Merger shall be subject to the fulfillment or waiver by EFCC at or prior to the Effective Time of the following additional conditions:

                      (a) Each of Star and Merger Sub shall have performed in all material respects its obligations under this Agreement required to be performed by it on or prior to the Effective Time pursuant to the terms hereof, unless EFCC shall have intentionally prevented such performance.

                      (b) All representations or warranties of Star and Merger Sub in this Agreement shall be true and correct, in each case only as of the execution of this Agreement except for the representations and warranties in Sections 3.1, 3.2 (except (ii) and (iii) thereof) and 3.4 which shall be true and correct as of the execution of this Agreement and of the Effective Time; provided, however, that, with respect to representations and warranties relating to the financial condition or results of operations of Star, no breach of this condition shall be deemed to have occurred unless a breach of any such representations or warranties, individually or in the aggregate, represents a Material Adverse Effect on Star based on the financial condition or results of operations of Star as represented on the most recent balance sheet of Star contained in the Star SEC Filings.

                      (c) Each of Star and Merger Sub shall have delivered a certificate of its President or Vice President and its Chief Financial Officer to the effect set forth in clauses (a) and (b) of this Section 6.2.

                      (d) EFCC shall have received from Parker Chapin Flattau & Klimpl, LLP, counsel to Star, an opinion or opinions dated as of the Effective Time covering the matters set forth in Exhibit B hereto; provided that paragraphs numbered 1,2,3 and 5 thereof need not be included in such opinion in the event that the All Cash Option is exercised.

                      (e) Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C., counsel to EFCC, shall have received the letters from Star and Merger Sub referred to in Section 5.16.

                      (f)  Sternbach,   simultaneously   herewith,   shall  have
executed and delivered to EFCC the Sternbach Proxy in the form attached hereto as Exhibit I.

                      (g) Star shall have obtained all Third Party Consents, including those Third Party Consents required by TPC, contemplated by subsection
(ii) of Section 5.8 and applicable to Star unless the failure to obtain any such Third Party Consent would not, individually, or in the aggregate, have a Material Adverse Effect on Star.

           6.3 Conditions to the Obligations of Star and Merger Sub to Effect the Merger. The obligations of Star and Merger Sub to effect the Merger shall be subject to the fulfillment or waiver by Star at or prior to the Effective Time of the following additional conditions:

                      (a) EFCC shall have performed in all material respects each of its obligations under this Agreement, the Consulting Agreement and the Management Agreement required to be performed by it on or prior to the Effective Time pursuant to the terms hereof unless Star shall have prevented such performance.

                      (b) All representations or warranties of EFCC in this Agreement shall be true and correct, in each case only as of the execution of this Agreement, except for the representations and warranties in Sections 4.1, 4.2, 4.3, 4.4 and 4.16 which shall be true and correct at the execution of this Agreement and at the Effective Time; provided, however, that, with respect to representations and warranties relating to the financial condition or results of operations of EFCC, no breach of this condition shall be deemed to have occurred unless (i) any breach of any such representations or warranties, individually or in the aggregate, represents a material adverse effect on the financial conditions or results of operations of EFCC based on the financial condition or results of operations of EFCC as represented on the most recent balance sheet of EFCC contained in the EFCC SEC Filings, or (ii) there has been any breach of any representation or warranty contained in Section 4.28 or 5.17, provided that the conditions set forth in this clause (ii) shall expire after ten business days following the delivery to Star of the Year End Balance Sheet.

                      (c) There shall have been no adverse development or change or prospective adverse development or change regarding the ability of EFCC to conduct its Medicaid-related operations in the nature or to the extent conducted prior to the date hereof.

                      (d) All material federal, state, local and foreign governmental consents, approvals and filings required to permit the Merger and the consummation of the transactions contemplated by this Agreement shall have been received or made and any applicable waiting period shall have expired or been terminated without the imposition of conditions that are or would become applicable to EFCC or the EFCC Subsidiaries or Star or the Star
Subsidiaries and which would have a Material Adverse Effect on EFCC or a Material Adverse Effect on Star.

                      (e) EFCC shall have obtained all Third Party Consents (applicable to EFCC or any EFCC Subsidiary) contemplated by subsection (ii) of
Section 5.8, except for such Third Party Consents which, if not obtained, would not, individually or in aggregate, have a Material Adverse Effect on EFCC.

                      (f) EFCC shall have delivered a certificate of its President or Vice President and its Chief Financial Officer to the effect set forth in paragraphs (a), (b), (c) and (d) to this Section 6.3.

                      (g)  Star  shall  have  received   from  Meltzer,   Lippe,
Goldstein, Wolf & Schlissel, P.C., counsel to EFCC, an opinion or opinions dated as of the Effective Time covering the matters set forth in Exhibit C hereto.

                      (h) Merger Sub shall have received letters of resignation addressed to EFCC from the members of EFCC's Board of Directors, which resignations shall be effective as of the Effective Time.

                      (i) Each of Star and EFCC shall have received the Affiliate Letters from each of the Rule 145 Affiliates, as provided in Section 5.10.

                      (j) Each of Coss and Arbor (and Mr. Ivan Kaufman and the Voting Trustee with respect to items (w), (x) and (y)) simultaneously herewith shall have executed and delivered to Star (w) the EFCC Shareholders Agreement in the form attached hereto as Exhibit D, (x) an Irrevocable Proxy in the form attached to Exhibit D as Annex B, (y) an Irrevocable Proxy in the form attached to Exhibit D as Annex C, and (z) the Consulting Agreement in the form attached hereto as Exhibit G, and on the Closing Date shall have executed and delivered to Star the Escrow Agreement in the form attached hereto as Exhibit E.

                      (k) The number of shares of the EFCC Share Number, as to which dissenters' rights shall have been validly and properly demanded and perfected, shall not exceed 5% of the EFCC Share Number.

                      (l) The TPC Merger shall have been completed in compliance with all applicable law.

                                   ARTICLE VII

                                   TERMINATION

           7.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the shareholders of EFCC or Star, by the mutual consent of Star and EFCC.

           7.2 Termination by Either Star or EFCC. This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of either Star or EFCC if:

                      (a) The Merger shall not have been consummated by August 15, 1997, unless such failure of consummation is due to the failure of the terminating party to perform or observe any covenant, agreement or condition hereof to be performed or observed by it at or before the Closing Date;

                      (b) The approval of the shareholders of each of Star and EFCC required by Section 6.1(b) shall not have been obtained at the meetings duly convened therefor or at any adjournments or postponements thereof; or

                      (c) A United States federal or state court of competent jurisdiction or United States federal or state governmental regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause (c) shall have used all reasonable efforts to remove such injunction, order or decree; provided, in the case of a termination pursuant to clauses (a) or (b) above, the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the failure to consummate the Merger by August 15, 1997 and; provided further, that if any condition to this Agreement shall fail to be satisfied by reason of the existence of an injunction or order of any court or governmental or regulatory body resulting from an action or proceeding commenced by any party which is not a government or governmental authority, then at the request of either party the deadline date referred to above shall be extended for a reasonable period of time, not in excess of 90 days, to permit the parties to have such injunction vacated or order reversed.

           7.3 Termination by EFCC. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the adoption and approval by the shareholders of EFCC referred to in Section 6.1(b), by action of the Board of Directors of EFCC, if:

                      (a) The Board of Directors of EFCC determines in good faith with the advice of outside legal counsel that, in the exercise of the fiduciary obligations of the Board of

Directors under applicable law, such termination is required by reason of a Third Party Transaction;

                      (b) Any of the conditions specified in Section 6.2(b) have not been satisfied; or

                      (c) There has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement on the part of Star, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by EFCC to Star, unless EFCC shall have intentionally caused such breach and prevented such cure.

           7.4 Termination by Star. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (but only within ten business days following the delivery to Star of the Year End Balance Sheet with respect to subsection (b)(ii) of Section 6.3(b) as referred to in Section 7.4(b) below), by action of the Board of Directors of Star, if:

                      (a) The Board of Directors of EFCC shall have withdrawn or modified its determination that the Merger is fair to and in the best interests of EFCC's shareholders or its approval or recommendation of this Agreement or the Merger;

                      (b) Any of the conditions specified in Section 6.3(b) have not been satisfied; or

                      (c) There has been a breach in any material respect of any of the covenants or agreements set forth in this Agreement on the part of EFCC, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Star to EFCC, unless Star shall have intentionally caused such breach and prevented such cure.

           7.5 Effect of Termination and Abandonment.

                      (a) In the event that this Agreement is terminated by EFCC pursuant to Section 7.3(a) or by Star pursuant to Section 7.4(a), then EFCC shall promptly, but in no event later than ten days after the date of such request, pay Star a fee of $350,000, which amount shall be payable by wire transfer of same day funds. EFCC acknowledges that the agreements contained in this Section 7.5(a) are an integral part of the transactions contemplated in this Agreement, and that, without these agreements, Star and Merger Sub would not enter into this Agreement.

                      (b) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VII, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 7.5 and except as provided in Section 8.3. Moreover, in the event of termination of this Agreement pursuant to Section 7.3 or 7.4, and subject to Section 5.17(c) nothing herein shall prejudice the ability of the non-breaching party from seeking damages from any other party for any breach of this Agreement, including without limitation, attorneys' fees and the right to pursue any remedy at law or in equity.


                                  ARTICLE VIII

                                  MISCELLANEOUS

           8.1 Amendment. Subject to the applicable provisions of state law, this Agreement may be amended by the parties hereto solely by action taken by their respective Boards of Directors. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

           8.2 Waiver. At any time prior to the Effective Time, the parties hereto, by action taken by their respective Boards of Directors, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any documents delivered pursuant hereto, and (iii) waive compliance by the other party with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No waiver by either party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereunder. 37

           8.3 Survival. All representations, warranties and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate and be extinguished at the Effective Time or the earlier date of termination of this Agreement pursuant to Article VII, as the case may be, except that the agreements set forth in Article I, Article II and in Sections 5.4, 5.6, 5.7, 5.19, 8.4 and 8.7 will survive the Effective Time indefinitely and those set forth in Sections 7.5 and 8.7 will survive the termination of this Agreement indefinitely, and other than any covenant the breach of which has resulted in the termination of this Agreement.

           8.4 Expenses and Fees. Whether or not the Merger is consummated, all costs and expenses incurred by the parties hereto in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses except as expressly provided herein and except that (i) the filing fee in connection with the HSR Act filing, if any, (ii) the filing fee in connection with the filing of the Registration Statement or Proxy Statement with the Commission and (iii) the expenses incurred in connection with printing and mailing the Registration Statement and the Proxy Statement, shall be shared equally by Star and EFCC.

           8.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) or by telecopier to the parties at the following addresses:

              if to Merger Sub or Star:  Star Multi Care Services, Inc.
                                         33 Walt Whitman Road
                                         Huntington Station, New York  11746
                                         Attn: Chief Executive Officer
                                         Telecopier:  516-423-3924

              with copies to:            Parker Chapin Flattau & Klimpl, LLP
                                         1211 Avenue of the Americas
                                         New York, New York  10036
                                         Attn: James Alterbaum, Esq.
                                         Telecopier: (212) 704-6288

              if to EFCC:                Extended Family Care Corporation
                                         c/o Arbor Home Healthcare Holdings, LLC
                                         333 Earl Ovington Boulevard
                                         Uniondale, New York  11553
                                         Attn: Chief Executive Officer
                                         Telecopier: 212-832-8045

              with copies to:            Meltzer, Lippe, Goldstein, Wolf
                                            & Schlissel, P.C.
                                         190 Willis Avenue
                                         Mineola, New York 11501
                                         Attn: Richard A. Lippe, Esq.
                                         Telecopier: (516) 747-0653

or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed.

           8.6 Headings. The headings contained in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

           8.7 Publicity. The parties hereto shall not, and shall cause their affiliates not to, issue or cause the publication of any press release or other announcement with respect to the Merger or this Agreement without consulting with all other parties and their respective counsel; provided, however, that to the extent either party believes on the advice of counsel that it is obligated under federal or state law to issue or cause the publication of any press release or other announcement, such party shall only be obligated to so consult if it is possible to do so without violating any such legal obligation.

           8.8 Entire Agreement. This Agreement and the other agreements referred to herein constitute the entire agreement among the parties and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

           8.9 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefits of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement is not intended to confer upon any other person any rights or remedies hereunder.

           8.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

           8.11 Invalidity; Severability. In the event that any provision of this Agreement shall be deemed contrary to law or invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect to the extent that such provisions can still reasonably be given effect in accordance with the intentions of the parties, and the invalid and unenforceable provisions shall be deemed, without further action on the part of the parties, modified, amended and limited solely to the extent necessary to render the same valid and enforceable.

           8.12 Governing Law. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York, without reference to the conflict of law principles thereof.

           8.13 Legal Proceedings. Legal proceedings commenced by Star or EFCC or arising out of any of the transactions or obligations contemplated by this Agreement shall be brought exclusively in the federal courts or, in the absence of federal jurisdiction, state courts, in either case in Nassau County, New York. Star and EFCC irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. Each of Star and EFCC irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any federal or state court in Nassau County, New York, and further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

           8.14 Purchase Price Adjustment. The Merger Consideration shall be reduced by an amount equal to any damages or losses incurred by Star due to any liens not disclosed to Star on any EFCC Disclosure Schedule.

           IN WITNESS WHEREOF, Star, Merger Sub and EFCC have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

EXTENDED FAMILY CARE                              STAR MULTI CARE SERVICES, INC.
CORPORATION


By: /S/ JOSEPH HELLER                             By: /S/ STEPHEN STERNBACH
   -------------------------                         -------------------------
   Joseph Heller, Vice-President                     Stephen Sternbach, Chairman
                                                     and Chief Executive Officer





                                                  EFCC ACQUISITION CORP.

                                                  By: /S/ STEPHEN STERNBACH
                                                     -------------------------
                                                     Stephen Sternbach, Chairman
                                                     and Chief Executive Officer

                                                                       EXHIBIT A
                                                                       ---------




                                           , 1997



Star Multi Care Services, Inc.
99 Railroad Station Plaza
Hicksville, New York  11801

Gentlemen:

           Reference is made to the provisions of the Agreement and Plan of Merger, dated as of January __, 1997 (together with any amendments thereto, the "Merger Agreement") among Star Multi Care Services, Inc., a New York corporation ("Star"), EFCC Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Star (the "Merger Sub") and Extended Family Care Corporation, a New York corporation ("EFCC"), pursuant to which EFCC will be merged with and into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving corporation (the "Surviving Corporation"). This letter consists of the undertakings contemplated by Section 5.10 of the Merger Agreement and is designed to assure compliance with Rule 145 ("Rule 145").

           I represent, warrant and covenant as follows:

                      (a) I understand that I may be deemed to be an "affiliate" of EFCC, as such term is defined for purposes of Rule 145, and that the transferability of the shares of common stock, par value $.001 per share, of Star (the "Star Common Stock"), if any, which I will receive upon the consummation of the Merger in exchange for my shares of common stock, par value $.01 per share, of EFCC (the "EFCC Common Stock"), is therefore subject to the provisions of Rule 145. Nothing herein shall be construed as an admission that I am an affiliate.

                      (b) Appendix A attached hereto sets forth all shares of EFCC Common Stock and Star Common Stock owned by me, including all EFCC Common Stock as to which I have sole or shared voting or investment power and all rights, options and warrants to acquire EFCC Common Stock owned or held by me.

                      (c) I will not sell, pledge, transfer or otherwise dispose of any shares of Star Common Stock issued to me pursuant to the Merger, except pursuant to an effective registration statement or in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act.

                      (d) Except for those rights specifically granted by Star to certain shareholders of EFCC pursuant to that certain EFCC Shareholders
Agreement between Star and certain shareholders of EFCC listed on Annex A thereto and Mr. Ivan Kaufman, an individual having voting control of the shares of EFCC owned by each of the Shareholders, I understand that Star is under no obligation to register the sale, transfer, pledge or other disposition of the Star Common Stock to be received by me upon consummation of the Merger or to take any other action necessary for the purpose of making an exemption from the registration requirements of the Act available for the resale of the Star Common Stock to be received by me upon consummation of the Merger.

                      (e) I understand that Star will impose stop transfer instructions with respect to the Common Stock to be received by me upon consummation of the Merger and that a restrictive legend will be placed on certificates delivered to me evidencing such Star Common Stock in substantially the following form:

                                 "This  certificate  and the shares  represented
                      hereby have been issued pursuant to a transaction governed by Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Act"), and may not be sold or otherwise disposed of unless registered under the Act pursuant to a Registration Statement in effect at the time or unless the proposed sale or disposition can be made in compliance with Rule 145 or without registration in reliance on another exemption therefrom."

                      (f) I have  full  power  and  authority  to  execute  this
Agreement,  to  make  the  representations,   warranties  and  covenants  herein
contained and to perform my obligations hereunder.

                      (g) I understand the requirements of this letter and the limitations imposed upon the sale, pledge, transfer or other disposition of the Star Common Stock.

                      (h) The receipt of this letter by Star is an inducement to Star's obligation to consummate the Merger under the Merger Agreement.

                      (i) All of the above representations are true, correct and complete on the date hereof and will continue to be true, correct and complete through and including the time of the transaction. If any of the representations in this letter cease to be true at any time prior to the time of the transaction, I will so notify you immediately in writing (and in all events before the time of the transactions).



                                                  Very truly yours,

                                                                       EXHIBIT B
                                                                       ---------




                 OPINION OF PARKER CHAPIN FLATTAU & KLIMPL, LLP

                      1. Each of Star and the Star Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed, individually or in the aggregate, would have a Material Adverse Effect on Star. Section 3.1 of the Star Disclosure Schedule contains a complete and accurate list of all of the Star Subsidiaries. Neither Star nor any Star Subsidiary is in violation of any provision of its Certificate of Incorporation or Bylaws which could have a Material Adverse Effect on Star. To our knowledge, Merger Sub has not engaged in any business nor has it incurred any liabilities or obligations since it was incorporated other than relating to this Agreement and the transactions contemplated hereby.

                      2. The Star Common Stock to be issued pursuant to the Merger, when issued in accordance with the terms and conditions of the Merger Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                      3. As of the date hereof, the authorized capital stock of Star consists in its entirety of (i) 10,000,000 shares of Star Common Stock, $.001 par value, and (ii) 5,000,000 shares of Preferred Stock, $1.00 par value. As of January 2, 1997, 4,045,889 shares of Star Common Stock and no shares of Preferred Stock were issued and outstanding, (ii) options to acquire 626,136 shares of Star Common Stock were outstanding under all stock option plans of Star, (iii) 333,900 shares were reserved for issuance pursuant to all employee benefit plans of Star and (iv) warrants to purchase 106,712 shares of Star
Common Stock were outstanding. As of the date hereof, the authorized capital stock of Merger Sub consists in its entirety of 1,000 shares of common stock, $.01 par value, of which 100 shares are issued and outstanding. All of the outstanding shares of capital stock of each of the Star Subsidiaries are owned beneficially and of record by Star or a Star Subsidiary free and clear of all liens, charges and encumbrances of any nature. All of the outstanding shares of capital stock of Star, Merger Sub and each of the Star Subsidiaries have been validly issued and are fully paid and nonassessable.

                      4. Each of Star and Merger Sub has full corporate power and authority to execute and deliver the Merger Agreement and to consummate the transactions contemplated on its part thereby. The execution and delivery of the Merger Agreement by each of Star and Merger Sub and the consummation of the transactions contemplated on its part thereby have been duly authorized by their respective Boards of Directors and duly approved by Star's shareholders and no other corporate proceedings on the part of Star or Merger Sub are necessary to authorize the execution and delivery of the Merger Agreement by Star and Merger Sub or the consummation of the transactions contemplated on its part thereby. The Merger Agreement has been duly executed and delivered by each of Star and Merger Sub and constitutes the legal, valid and binding obligation of each of Star and Merger Sub, as the case may be, enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally or by general equity principles.

                      5. The Registration Statement has become effective under the Securities Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending.

                                                                       EXHIBIT C









                                                                January __, 1997



Star Multicare Services, Inc.
33 Walt Whitman Road
Huntington Station, NY 11746

Gentlemen:

           We have acted as counsel to Extended Family Care Corporation, a New York corporation ("EFCC"), and TPC Home Care Services, Inc., a New York corporation ("TPC"), in connection with the preparation, execution and delivery of the Agreement and Plan of Merger (the "Merger Agreement"), dated January ___, 1997 among Star Multicare Services, Inc., EFCC and EFCC Acquisition Corp.

           This opinion is delivered to you pursuant to Section 6.3 of the Merger Agreement. Capitalized terms used herein and not defined shall have the meanings ascribed thereto in the Merger Agreement.

           In connection with the preparation of this Opinion Letter, we have, with your consent, examined and relied upon the Merger Agreement including exhibits and schedules thereto. In addition, we have examined such certificates of public officials and of corporate officers of EFCC and other documents and records as we have deemed necessary as a basis for the opinions set forth below. In making such examination, we have assumed the genuineness of all signatures, the legal capacity

Star Multicare Services, Inc.         2                         January __, 1997



of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. As to various facts material to the opinions set forth herein, we have relied upon the representations made in the Merger Agreement, upon certificates of public officials and upon a certificate of Joseph Heller, Vice President of EFCC, which facts we have not independently verified.

           In rendering the opinions expressed below, we have assumed, with your permission and without any independent investigation or verification of any kind, that (i) each party to the Merger Agreement, the Consulting Agreement, the Shareholders Agreement and the Escrow Agreement (the "Merger Documents") other than EFCC, TPC, and Arbor Home Healthcare Holdings, LLC ("Arbor") (collectively, the "Other Parties") has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and of each other jurisdiction in which the conduct of its business or the ownership of its property makes such qualification necessary, (ii) each of the Other Parties has full power and authority to execute, deliver and perform the Merger Documents;
(iii) the execution, delivery and performance of the Merger Documents by each of the Other Parties has been duly authorized by all requisite corporate action on the part of each Other Party; (iv) each of the Merger Documents has been duly executed and delivered by each of the Other Parties; and (v) the execution, delivery and performance of each of the Merger Documents by each of the Other Parties does not and will not violate the charter, by-laws or other organizational documents of any of the Other Parties. We have further assumed, with your permission and without any independent investigation or verification of any kind, that the Merger Documents constitutes the valid and legally binding obligations of the Other Parties.

           As used in this opinion, the phrase "to our knowledge" means the actual present knowledge or belief of those attorneys in our firm who are currently representing EFCC without independent investigation. We have not undertaken any independent investigation to determine the existence or nonexistence of those facts with respect to which we are expressing an opinion or whether there are other facts which may affect our opinion, and no inference as to our knowledge of the existence or nonexistence of those facts should be drawn from the fact of this firm's delivery of an opinion with respect to EFCC in connection with the subject transaction.

           Based  on  and  subject  to  the   foregoing,   and  subject  to  the
qualifications and exceptions set forth herein, we are of the opinion that:

           1. To our knowledge, the EFCC Disclosure Schedule contains a complete and accurate list of all of the EFCC Subsidiaries. Each of EFCC and TPC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed, individually or in the

Star Multicare Services, Inc.         3                         January __, 1997



aggregate, would have a Material Adverse Effect on EFCC. To our knowledge, neither EFCC nor TPC is in violation of any provision of its charter or bylaws.

           2. The authorized capital stock of EFCC consists in its entirety of 10,000,000 shares of Preferred Stock, $.01 par value and 50,000,000 shares of common stock, $.01 par value. Based solely upon a certificate of American Stock Transfer & Trust Co., as of January ___, 1997, as well as stock transfer records and corporate minutes to the extent available, 32,000,226 shares of EFCC Common Stock were issued and outstanding. The authorized capital stock of TPC consists in its entirety of 20,000,000 shares of Common Stock, $.01 par value. Based solely upon a certificate of American Stock Transfer & Trust Co. and our review of the Certificate of Incorporation of TPC, as well as stock transfer records and corporate minutes to the extent available, as of January ___, 1997, 1,750,000 shares of TPC Common Stock were issued and outstanding, of which 1,451,157 shares were owned of record by EFCC. To our knowledge, all outstanding shares of EFCC and TPC have been duly authorized and validly issued and are fully-paid and non-assessable.

           3. To our knowledge, other than as contemplated in the Merger Agreement, there is no outstanding right, subscription, warrant, call, unsatisfied preemptive right, option or other agreement or arrangement of any kind to purchase or otherwise to receive from EFCC or TPC any of the outstanding, authorized but unissued, unauthorized or treasury shares of the common stock or any other security of EFCC or TPC, and there is no outstanding security of any kind convertible into or exchangeable for such capital stock.

           4. EFCC has full corporate power and authority to execute and deliver the Merger Agreement and the Consulting Agreement and to consummate the transactions contemplated on its part thereby. The execution and delivery of the Merger Agreement and the Consulting Agreement by EFCC and the consummation of the transactions contemplated on its part thereby have been duly authorized by its Board of Directors and, in the case of the Merger Agreement, duly approved by EFCC's shareholders, and, other than as contemplated in the Merger Agreement, no other corporate proceedings on the part of EFCC are necessary to authorize the execution and delivery of the Merger Agreement or the Consulting Agreement by EFCC or the consummation of the transactions contemplated on its part thereby. Each of the Merger Agreement and the Consulting Agreement has been duly executed and delivered by EFCC, and constitutes the legal, valid and binding obligation of EFCC, enforceable against EFCC in accordance with its terms, subject to the General Qualifications contained in ss.11-14 of the Third-Party Legal Opinion Report of the Section of Business Law, American Bar Association
(1991) (the "General Qualifications") and Paragraph 10 below.

           5. Each of Coss Holding Corp. ("Coss") and Arbor has full power and authority to execute and deliver the EFCC Shareholders Agreement and each of the irrevocable proxies contemplated thereby (the "Proxies") and to consummate the transactions contemplated thereby. The

Star Multicare Services, Inc.         4                         January __, 1997



execution and delivery of the EFCC Shareholders Agreement and the Proxies by each of Coss and Arbor and the consummation of the transactions contemplated thereby have been duly authorized, and no other proceeding on the part of Coss or Arbor is necessary to authorize the execution and delivery of the EFCC Shareholders Agreement and the Proxies by Coss or Arbor or the consummation of the transactions contemplated thereby. The EFCC Shareholders Agreement and the Proxies have been duly executed and delivered by Coss, Arbor and Mr. Ivan Kaufman, and constitute the legal, valid and binding obligation of Coss, Arbor and Mr. Ivan Kaufman, enforceable against Coss, Arbor and Mr. Ivan Kaufman in accordance with their terms, subject to the General Qualifications and Paragraph 10 below.

           6. Each of Coss and Arbor has full corporate power and authority to execute and deliver the Escrow Agreement and to consummate the transactions contemplated on its part thereby. The execution and delivery of the Escrow Agreement by each of Coss and Arbor and the consummation of the transactions contemplated on their part thereby have been duly authorized by its Board of Directors, and no other corporate proceedings on the part of Coss or Arbor is necessary to authorize the execution and delivery of the Escrow Agreement by Coss or Arbor or the consummation of the transactions contemplated on their part thereby. The Escrow Agreement has been duly executed and delivered by each of Coss and Arbor, and constitutes the legal, valid and binding obligation of each of Coss and Arbor, enforceable against Coss and Arbor in accordance with its terms, subject to the General Qualifications.

           7. Except as disclosed in Section 4.5 of the Merger Agreement or the EFCC Disclosure Schedule, the execution, delivery and performance of the Merger Agreement by EFCC and the consummation by it of the transactions contemplated thereby do not (i) violate or conflict with any provision of any law applicable to EFCC or TPC or by which any of their property or assets are bound, (ii) require the consent, waiver, approval, license or authorization of, or any filing by EFCC or TPC with, any public authority, or (iii) violate, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default (or an event which with notice or the lapse of time or both would become a default) under, or give to others any right of, or result in any, termination, amendment, acceleration or cancellation of, or loss of any benefit or creation of a right of first refusal or result in the creation of a lien or other encumbrance on any property or asset of EFCC or TPC pursuant to or under any provision of any charter or bylaw, or, to the best of our knowledge, any indenture, mortgage, lien, lease, license, agreement, contract, or instrument identified the EFCC Disclosure Schedules or, to our knowledge, any order, judgment, ordinance, EFCC Permit, law, regulation or decree to which EFCC or TPC is subject or by which EFCC or TPC or any of their property or assets are bound, except where the failure to give such notice, make such filings, or obtain such authorizations, consents, waivers, licenses or approvals, or where such violations, conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations, loss of rights, liens or encumbrances, individually or in the aggregate, would not have a Material Adverse Effect on EFCC or on EFCC's ability to consummate the transactions contemplated by the Merger Agreement.

Star Multicare Services, Inc.         5                         January __, 1997



           8.         Upon  filing  of  the   Certificate  of  Merger  with  the
Secretary of State of the State of New York, the Merger will be effective in accordance with the terms of the Certificate of Merger and the BCL.

           9. To our knowledge, except as set forth in Section 4.7 of the EFCC Disclosure Schedule or in the EFCC SEC Filings, there are no suits, arbitrations, mediations, actions, proceedings, unfair labor practice complaints or grievances pending or threatened against EFCC or TPC.

           10. We express no opinion as to the enforceability of (i) the indemnification obligation contained in the Shareholders Agreement, to the extent it purports to relate to any liability under any Federal or state securities law, or (ii) any provision of the Consulting Agreement that purports to require EFCC to act in accordance with directions received from Star Multicare Services, Inc.

           11. Our opinions set forth in Paragraphs "5" and "6" above, insofar as they relate to Coss, are rendered in reliance upon the opinion of ________________________, Esqs., counsel to Coss, a copy of which is annexed hereto. Our opinions contained in clauses (i) and (ii) of Paragraph "7" above insofar as they relate to laws, rules, regulations or requirements governing the provision of healthcare services, is rendered in reliance upon the opinion of ___________________, Esqs., special healthcare services counsel to EFCC and TPC, a copy of which is also annexed hereto.

           12. The Registration Statement relating to the shares of Star Multi Care Services, Inc. to be issued pursuant to the Merger Agreement has become effective under the Securities Act and, to our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending.

Star Multicare Services, Inc.         6                         January __, 1997


           We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the laws of the State of New York and the Federal laws of the United States.

           This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, without our prior written consent.

                                                      Very truly yours,

                                                      MELTZER, LIPPE, GOLDSTEIN,
                                                      WOLF & SCHLISSEL, P.C.



                                                      By:_______________________

                                                                       EXHIBIT D
                                                                       ---------



                           EFCC SHAREHOLDERS AGREEMENT


           This EFCC Shareholders Agreement (the "Agreement") is made and entered into as of January 3, 1997 among Star Multi Care Services, Inc., a New York corporation ("Star"), Coss Holding Corp., a New York corporation ("Coss") and Arbor Home Healthcare Holdings, LLC, a limited liability company formed under the laws of the state of New York ("Arbor" and collectively with Coss, the "Shareholders"), shareholders of Extended Family Care Corporation, a New York corporation ("EFCC") listed on Annex A hereto, and Mr. Ivan Kaufman, an individual having voting control of the shares of EFCC owned by each of the Shareholders ("Kaufman") and Melius, as Voting Trustee under the Voting Trust. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

                                    RECITALS

           A. Concurrently with delivery of this Agreement, Star, EFCC and EFCC Acquisition Corp., a New York corporation and a wholly owned subsidiary of Star ("Merger Sub"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of EFCC with and into Merger Sub or, in the event of the exercise of the All Cash Option, as defined in the Merger Agreement, Merger Sub with and into EFCC. Pursuant to the Merger, shares EFCC Common Stock will be converted into the right to receive cash and shares of Star Common Stock on the basis described in the Merger Agreement.

           B. Each of Arbor and the Voting Trustee is the record holder and each of Arbor and Coss is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of issued and outstanding shares of EFCC Common Stock as is indicated on Annex A of this Agreement (the "Shares").

           C. As an inducement to Star to enter into the Merger Agreement, each Shareholder, the Voting Trustee and Kaufman is willing to enter into and be bound by this Agreement pursuant to which each agrees (i) not to transfer or otherwise dispose of any of their respective Shares, or any other securities of EFCC acquired hereafter and prior to the Expiration Date (as defined in Section
1.1 below, except as otherwise permitted hereby), (ii) not to transfer or otherwise dispose of any of their respective shares of Star Common Stock received as Merger Consideration, except as otherwise expressly permitted hereby, (iii) to vote their respective Shares and any other such securities of EFCC held thereby so as to facilitate consummation of the Merger, and (iv) to accept certain liabilities in respect of the obligations of the Company pursuant to the Merger Agreement, and (v) following the Merger, to vote any and all shares of Star as to which it has voting power in accordance with the determinations of the Board of Directors of Star, all as specified herein below.

           D. Each Shareholder and Mr. Ivan Kaufman does not have a binding commitments or preconceived plans or arrangements to dispose of the shares of Star Common Stock to be received pursuant to the terms of the Merger Agreement.

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

           1.         Agreement to Retain Shares.

                      1.1 Transfer and Encumbrance. Each Shareholder and Kaufman severally agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge or otherwise dispose of or encumber any of the Shares or any New Shares (as defined in Section 1.2 below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of
(i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VII thereof.

                      1.2 Additional Purchases. Each Shareholder and Kaufman agrees that any shares of capital stock of EFCC that it or he purchases or with respect to which it or he otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

           2.         Agreement to Vote Shares and Irrevocable Proxy.

                      (a) At every meeting of the shareholders of EFCC called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of EFCC with respect to any of the following, each Shareholder and the Voting Trustee and Kaufman severally agrees to vote their respective Shares and any New
Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger; and (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization, with any party other than with Star and its affiliates and against any liquidation or winding up of EFCC (each of the foregoing is hereinafter referred to as an "Opposing Proposal"). Each Shareholder and the Voting Trustee and Kaufman severally agrees not to take any actions contrary to its or his obligations under this Agreement.

                      (b) Concurrently with the execution of this Agreement, each Shareholder and the Voting Trustee and Kaufman shall deliver to Star a proxy in each of the forms attached hereto as Annex B and Annex C (the "Proxies"), which shall be irrevocable to the extent provided in the New York Business Corporation Law, with respect to the total number of shares of capital stock of EFCC or Star, as the case may be, beneficially owned (as such term is defined in Rule 13d-3 under the Exchange
Act) by it or him set forth therein.

           3. Agreement Not to Sell. Each Shareholder and Kaufman, severally agrees that, from the Effective Time through and until the second anniversary thereof (such period being hereinafter referred to as the "Restrictive Period"), none of them shall sell, or in any other way directly or indirectly transfer, convey, assign, distribute, encumber or otherwise dispose of, any Star Common Stock received as Merger Consideration; provided, however, that during the Restrictive Period Arbor, Coss and Kaufman may, (i) pursuant to the Registration Rights granted by Section 4 hereby, sell such shares of Star Common Stock pursuant to a registration effected under the Securities Act in accordance with said Registration Rights or (ii) following ten days' prior written notice to Star of its intent to do so and disclosing the broker/dealer executing such sale (and including a copy of the Form 144 relating thereto, if applicable), sell such shares of Star Common Stock in a transaction or transactions made in accordance with Rules 144 and/or 145 under the Securities Act. Other than as set forth in clauses (i) and (ii) above, however, nothing contained herein shall preclude, Arbor, Coss or Kaufman during the Restrictive Period, from selling any Star Common Stock received as Merger Consideration provided that prior thereto each transferee or subsequent transferee enter into an agreement with Star in writing to be bound by and indeed becomes bound by the provisions of this Agreement and to enter into and deliver to Star an enforceable proxy, irrevocable to the extent provided above, on behalf of Star in the form of Annex C attached hereto, provided that such proxy shall terminate, and be of no further effect as to any shares of Star Common Stock sold pursuant to Sections 3(i) or 3(ii) hereof.

           4.         Registration Rights

                      Upon their receipt of the shares of Star Common Stock received as Merger Consideration (the "Registerable Securities") each of the Shareholders will be entitled to the following Registration Rights.

                      (a) PIGGY-BACK RIGHTS. If Star proposes to register for itself or anyone else pursuant to the Securities Act the sale of shares of any class of its common stock then, on any such occasion, during the 18-month period commencing at the Effective Time (the "Piggy-back Period"), Star will furnish the Shareholders with prompt written notice thereof (other than the receipt of notice of any exercise of demand registration rights as to fewer than 50,000 such shares and with respect to which Star does not sell any such shares on its own behalf). To the extent permitted by applicable securities laws and this Agreement, Star will cause to be registered in such registration statement, if any, all of the Shareholders' Registrable Securities that the Shareholders have properly requested be included in such registration. The Shareholders shall exercise the "Piggy-back rights" under this Section 4(a) by giving written notice to Star to such effect within seven (7) days after being given notice of any registration by Star as aforesaid. The provisions of this Section shall not apply to a registration (i) on Form S-8 or other comparable form relating solely to employee stock benefit plans or (ii) on Form S-4 or other comparable form relating solely to business combination transactions.

                      (b) DEMAND REGISTRATION. For one year commencing upon the expiration of the Piggy-back Period, upon written demand by either Shareholder that it desires to have any or all of the Registerable Securities owned by it registered (the "Shareholder Demand"), Star shall, as expeditiously as possible, use its best efforts to effect (at the earliest possible date and if possible within ninety (90) days after the giving of such written notice to Star) the registration and/or qualification of such Registerable Securities under the Securities Act and any applicable state securities laws then in force and to file such amendments and supplements as may be necessary to keep such registration effective for ninety (90) days (such period to be tolled for any period that Star is not in compliance with its obligation hereunder). Star will give notice to the other Shareholder(s) of the Shareholder Demand, of its intention to effect such registration and otherwise comply with the provisions of this Section 4(b) with respect to such registration. Star shall not be obligated to cause to become effective more than one registration statement pursuant to which Registerable Securities are sold under this Section 4(b).

                      (c) REGISTRATION EXPENSES. All expenses, disbursements and fees arising out of or related to the preparation, filing, amendment and supplementing of a registration statement, including without limitation all legal and accounting fees (other than fees of counsel, if any, engaged by any Shareholders in connection with any registration of Registerable Securities), filing fees, printing costs, registration or qualification fees and expenses necessary to comply with blue sky or other state securities laws and any other expenses in connection with any action to be taken under Section 4(a) shall be borne by Star. All expenses, disbursements and fees arising out of or related to the preparation, filing, amendment and supplementing of a registration statement including, without limitation, all legal and accounting fees, filing fees, printing costs, registration or qualification fees and expenses necessary to comply with blue sky or other state securities laws and any other expenses in connection with any action to be taken under Section 4(b) shall be borne, jointly and severely, by the Shareholders, proportional to the shares of such Shareholder included in a registration under Section 4(b).

           5.         Representations,   Warranties   and   Covenants   of   the
Shareholders.   Each  Shareholder  hereby  severally  represents,  warrants  and covenants to Star as follows:

                      5.1 Ownership of Shares. Such Shareholder (i) is the beneficial owner of the respective number of Shares set forth opposite its name on Annex A, which at the date hereof and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (ii) does not beneficially own any shares of capital stock of Star other than such Shares; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

                      5.2 No Proxy Solicitations. Such Shareholder, the Voting Trustee and Kaufman will not, and will not permit any entity under Shareholder's control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (ii) initiate a shareholders vote or action by consent of EFCC shareholders with respect to an Opposing Proposal; or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of EFCC with respect to an Opposing Proposal.

                      5.3 Authority;  Enforceability.  Such  Shareholder and the
Voting Trustee have the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Affiliate Letter to be delivered by such Shareholder pursuant to Section 5.10 of the Merger
Agreement. This Agreement and the Affiliate Letter have each been duly authorized, executed and delivered by or on behalf of such Shareholder and the Voting Trustee and constitutes a valid and binding obligation of such Shareholder and the Voting Trustee enforceable in accordance with its respective terms, except, with respect to Section 2 hereof, as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law governing specific performance, injunctive relief or other equitable remedies.

                      5.4 No Conflict. The execution and delivery by such Shareholder and the Voting Trustee of, and the performance by such Shareholder and the Voting Trustee of, its obligations under this Agreement and the Affiliate Letter will not contravene any provision of applicable law, or the certificate of incorporation or Bylaws, partnership agreement, trust agreement or other charter documents of such Shareholder, any agreement or other instrument binding upon such Shareholder or the Voting Trustee, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Shareholder or the Voting Trustee, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Shareholder or the Voting Trustee of its obligations under this Agreement and the Affiliate Letter to be delivered by such Shareholder pursuant to Section 5.10 of the Merger Agreement, except (i) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state and federal securities laws and the laws of any foreign country, (ii) filings under the HSR Act (iii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not have a Material Adverse Effect on the ability of such Shareholder or the Voting Trustee to consummate the transactions contemplated by this Agreement, the Affiliate Letter and the Merger Agreement or
(iv) any consents specified in Section 4.5(ii)(C) or (ii)(D) of the Merger Agreement.

                      5.5 Representations and Warranties of EFCC.

                      (a) The representations of EFCC set forth in Section 4.6 of the Merger Agreement are true and correct as of the date of the Merger Agreement and will be true as of the Effective Time and each of the Shareholders further shall represent and warrant in writing to Star immediately prior to the Effective Time that, from the date hereof through the Effective Time, there has not been any adverse development or change or prospective adverse development or change regarding the ability of EFCC to conduct its Medicaid-related operations in the nature or to the extent conducted prior to the date hereof.

                      (b) Except as relate to certified class action lawsuits relating to the Merger, the representations of EFCC set forth in Sections 4.7,
4.10 and 4.11 of the Merger Agreement are true and correct as of the date of the Merger Agreement and will be true as of the Effective Time.

           6.         Survival; Limitation; Indemnification.

                      6.1 Survival of Representations and Warranties. The representations and warranties of the Shareholders set forth in Section 5.5(a) hereof shall survive for a period of twenty-four (24) months following the Effective Time and the representations and warranties of the Shareholders set forth in Section 5.5(b) shall survive for a period of twelve (12) months following the Effective Time.

                      6.2 Limitation of Damages. The liability of each Shareholder for monetary damages with respect to the foregoing representations and warranties shall be limited exclusively to the Escrow Fund, as that term is defined in the form of Escrow Agreement attached to the Merger Agreement as Exhibit E.

                      6.3 Indemnification by the Sellers.

                      (a) Subject to Sections 6.1 and 6.2 above and 6.3(b) below, the Shareholders shall, jointly and severally, indemnify, defend and hold Star and EFCC and any director, officer, employee, agent, advisor, parent, shareholder, subsidiary or affiliate of Star (each a "Star Indemnitee") harmless from, against and with respect to any and all demands, claims, actions or causes of action, assessments, liabilities, losses, costs, damages, penalties, charge or expense, including, without limitation, interest, penalties and reasonable counsel and accountants' fees, disbursements and expenses (collectively, "Indemnifiable Losses") arising out of, or related to, (i) any breach by any Shareholder of any representation or warranty made by any Shareholder in this agreement or any other document delivered by any Shareholder in connection herewith, and (ii) the failure on the part of any Shareholder to fully, faithfully and timely perform all covenants to be performed by it under this agreement or any such document (collectively, the "Claims").

                      (b) The Shareholders shall only be obligated to indemnify, defend and hold Star harmless for Indemnifiable Losses incurred as a result of a breach or breaches of Section

5.5(b) hereof in the event and to the extent that all such Indemnifiable Losses shall exceed $100,000.

                      6.4 Procedure for Indemnification.

                      (a) If Star receives notice of the assertion by a third party of any claim or of the commencement by any such person of any action or proceeding (a "Third Party Claim") with respect to which the Shareholders are obligated to provide indemnification, Star shall give the Shareholders prompt notice thereof after becoming aware of such Third Party Claim in reasonable detail and shall indicate the amount (estimated if necessary) of the
Indemnifiable Loss that has been or may be sustained by Star. If the Shareholders elect, at their expense, to compromise or defend such Third Party Claim, they shall promptly notify Star of their intent to do so, and Star shall cooperate, at the expense of the Shareholders, in the compromise of, or defense against, such Third Party Claim. If the Shareholders elect not to compromise or defend against the Third Party Claim as aforesaid, or fail to notify Star of their election to do so as herein provided, Star may pay (without prejudice to any of its rights against the Shareholders), compromise or defend such Third Party Claim. Notwithstanding the foregoing, neither the Shareholders nor Star may settle or compromise any claim (unless the sole relief payable to a Third Party in respect of such Third Party Claim is monetary damages that are paid in full by the party settling or compromising such claim) over the objection of the other; provided, however, that consent to settlement or compromise shall not be unreasonably withheld. In any event, Star and the Shareholders may each participate in the defense of such Third Party Claim. Such participation shall be at the expense of each party except if Star, in its reasonable discretion, believes that because of its relationship with the Third Party it must participate therein, then in such event the participation of Star shall be at the expense of the Shareholders. Star shall make available to the Shareholders during normal business hours and for reasonable periods, any books, records or other documents within its control that are necessary or appropriate for such defense.

                      (b) Any claim by Star on account of an Indemnifiable Loss which does not result from a Third Party Claim shall be asserted by written notice given to the Shareholders. The Shareholders shall have a period of ten
(10) days within which to respond thereto. If the Shareholders do not respond within such 10-day period, the Shareholders shall be deemed to have accepted responsibility to make payment, and shall have no further right to contest the validity of such claim. If the Shareholders do respond within such 10-day period and reject such claim in whole or in part, Star shall be free to pursue such remedies as may be available to it under applicable law.

                      6.5 Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto, except as provided in Section 6.2.

           7. Additional Documents. Each Shareholder and the Voting Trustee hereby severally covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Star or Shareholder, as the case may be, to carry out the intent of this Agreement.

           8. Consent and Waiver. Each Shareholder and the Voting Trustee hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which such Shareholder is a party or pursuant to any rights such Shareholder or the Voting Trustee may have.

           9. Termination. Except as provided is Sections 3, 4, 5.5 and 6 hereof, this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

           10.        Miscellaneous.

                      10.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                      10.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of any Shareholder or the Voting Trustee may be assigned by the Shareholder or the Voting Trustee without the prior written consent of Star.

                      10.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the party against whom enforcement is sought.

                      10.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Star will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreement of any Shareholder set forth herein, other than Section 5.5 (a) or (b).
Therefore, it is agreed that, in addition to any other remedies that may be available to Star upon any such violation, Star shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Star at law or in equity.

                      10.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

         if to Star:             Star Multi Care Services, Inc.
                                 33 Walt Whitman Road
                                 Huntington Station, New York 11746
                                 Attn: Chief Executive Officer
                                 Telecopier: 516-423-3924

         with copies to:         Parker Chapin Flattau & Klimpl, LLP
                                 1211 Avenue of the Americas
                                 New York, New York 10036
                                 Attn: James Alterbaum, Esq.
                                 Telecopier: (212) 704-6288


         if to a Shareholder
         or Kaufman:             To the address for notice set forth on Annex A
                                 hereto.

         with copies to:         Meltzer, Lippe, Goldstein, Wolf,
                                 & Schlissel, P.C.
                                 190 Willis Avenue
                                 Mineola, New York  11501
                                 Attn:  Richard A. Lippe, Esq.
                                 Telecopier:  (516) 747-0653

         If to EFCC:             Extended Family Care Corporation
                                 c/o Arbor Home Healthcare Holdings, LLC
                                 333 Earl Ovington Boulevard
                                 Uniondale, New York  11553
                                 Attn:  Chief Executive Officer
                                 Telecopier: (516) 832-8050

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

                      10.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

                      10.7 Legal Proceedings. Legal proceedings commenced by Star, the Shareholders, the Voting Trustee or Mr. Ivan Kaufman or arising out of any of the transactions or obligations contemplated by this Agreement shall be brought exclusively in the federal courts or, in the absence of federal jurisdiction, state courts, in either case in Nassau County, New York. Star, the Voting Trustee and the Shareholders and Mr. Ivan Kaufman irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. Each of Star, the Shareholders, the Voting Trustee and Mr. Ivan Kaufman irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any federal or state court in Nassau County, New York, and further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                      10.8 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                      10.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                      10.10 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                      10.11 Effective Time. This Agreement and the Proxy delivered in connection herewith shall become effective only upon execution of the Merger Agreement by each of EFCC, Star and Sub.

                      10.12 Termination of Voting Trust. Upon the Effective Time, the Voting Trust shall terminate and be of no further force and effect.


           IN WITNESS WHEREOF, the parties have caused this EFCC Shareholders Agreement to be duly executed on the date and year first above written.

                                            STAR MULTI CARE SERVICES, INC.

                                            By:  /S/ STEPHEN STERNBACH
                                               --------------------------
                                               Name: Stephen Sternbach
                                               Title: Chief Executive Officer

                                            SHAREHOLDERS:

                                            COSS HOLDING CORP.

                                            By:  /S/ JOHN CURTIN
                                               --------------------------
                                               Name: John Curtin
                                               Title: Vice President


                                                /S/ GARY MELIUS
                                               --------------------------
                                               Gary Melius, As Voting Trustee


                                            ARBOR HOME HEALTHCARE
                                            HOLDINGS, LLC

                                            By: /S/ IVAN KAUFMAN
                                               --------------------------
                                               Name: Ivan Kaufman
                                               Title:   President and Member



                                                /S/ IVAN KAUFMAN
                                               --------------------------
                                               IVAN KAUFMAN

                                            Acknowledged and Accepted by:

                                            EXTENDED FAMILY CARE CORPORATION


                                            By:  /S/ JOSEPH HELLER
                                               --------------------------
                                               Name: Joseph Heller
                                               Title:   Vice President

                     ANNEX A TO EFCC SHAREHOLDERS AGREEMENT

          LIST OF PERSONS WHO ENTERED INTO EFCC SHAREHOLDERS AGREEMENT



                                                                NUMBER OF SHARES
NAME AND ADDRESS                                                  COMMON STOCK

Coss Holding Corp.                                                  12,749,658
c/o Arbor Home Healthcare Holdings, LLC
333 Earl Ovington Boulevard
Uniondale, New York  11553
Attention:  Chief Executive Officer

Arbor Home Healthcare Holdings, LLC                                 13,000,000
c/o Arbor Home Healthcare Holdings, LLC
333 Earl Ovington Boulevard
Uniondale, New York  11553
Attention:  Chief Executive Officer

Mr. Ivan Kaufman                                                             0
c/o Arbor Home Healthcare Holdings, LLC
333 Earl Ovington Boulevard
Uniondale, New York  11553
Attention:  Chief Executive Officer

                                     ANNEX B

                                IRREVOCABLE PROXY


           The undersigned shareholder or affiliate of Extended Family Care Corporation, a New York corporation ("EFCC"), hereby irrevocably (to the extent provided for in the New York Business Corporation Law) appoints the directors on the Board of Directors of Star Multi Care Services, Inc., a New York corporation ("Star"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of EFCC beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as that certain Agreement and Plan of Merger dated as of January 3 , 1997 (the "Merger Agreement"), among Star, EFCC Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Star ("Merger Sub"), and EFCC, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) is effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

           This proxy is irrevocable (to the extent provided for in the New York Business Corporation Law), is granted pursuant to the EFCC Shareholders Agreement dated as of January 3 , 1997 (the "EFCC Shareholders Agreement"), among Star, the undersigned and certain other shareholders of EFCC, and is granted in consideration of Star entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of EFCC's shareholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger and the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and against any proposal made in opposition to or competition with the consummation of the Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization of EFCC with any party other than Star and its affiliates and against any liquidation or winding up of EFCC.

           The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Merger Agreement, at every annual, special or adjourned meeting of the shareholders of EFCC and in every written consent in lieu of such meeting, in favor of approval of the Merger and the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and against any merger, consolidation, sale of assets, reorganization or recapitalization of EFCC with any party other than Star and its affiliates, and against any liquidation or winding up of EFCC, and may not exercise this proxy on any other matter. The undersigned shareholder may vote the Shares on all other matters, subject only to the terms of that certain Voting Trust Agreement, entered into as of June ___, 1996 between Cosmetic Sciences, Inc. and the Shareholders.

           Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

           This proxy is irrevocable.


Dated:  January 3, 1997


COSS HOLDING CORP.

By:  /S/ JOHN CURTIN
   --------------------------
   Name: John Curtin
   Title: Vice President


/S/ GARY MELIUS
--------------------------
Gary Melius, As Voting Trustee


ARBOR HOME HEALTHCARE HOLDINGS,
LLC

By:  /S/ IVAN KAUFMAN
   --------------------------
   Name: Ivan Kaufman
   Title: President and Member

                                     ANNEX C

                                IRREVOCABLE PROXY


           Upon  the  receipt  by the  undersigned  of any and all  shares  (the
"Shares") of capital stock of Star Multi Care Services, Inc., a New York corporation ("Star"), to be issued pursuant to and in accordance with the terms of that certain Agreement and Plan of Merger dated as of January __, 1997 (the "Merger Agreement"), among Star, EFCC Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Star, and Extended Family Care Services, a New York corporation, or otherwise owned thereby, the undersigned hereby irrevocably (to the extent provided for in the New York Business Corporation Law) appoints the Board of Directors of Star as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the Shares, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the termination of this proxy.

           Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof are hereby revoked and no subsequent proxies will be given.

           This proxy is irrevocable (to the extent provided for in the New York Business Corporation Law) is granted by the undersigned in consideration of Star entering into the Merger Agreement and shall terminate five (5) years from the date that the undersigned shall become entitled to the Shares pursuant to the terms of the Merger Agreement. The attorney and proxy named above will be empowered during the term of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Star's shareholders, and in every written consent in lieu of such a meeting, or otherwise.

           This proxy shall terminate and be of no further effect as to the shares of Star Common Stock sold in the manner contemplated by Sections 3(i) or 3(ii) of the EFCC Shareholders Agreement to which this Irrevocable Proxy is annexed as Annex C.

           Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated:  January __, 1997


COSS HOLDING CORP.

By:/S/ JOHN CURTIN
   --------------------------
   Name: John Curtin
   Title:   Vice President


/S/ GARY MELIUS
--------------------------
Gary Melius, As Voting Trustee


ARBOR HOME HEALTHCARE HOLDINGS,
LLC

By:/S/ IVAN KAUFMAN
   --------------------------
   Name: Ivan Kaufman
   Title: President and Member

                                                                       EXHIBIT E
                                                                       ---------


                                ESCROW AGREEMENT


                                                                       , 1997

           The parties to this agreement are Coss Holding Corp., a New York corporation ("Coss"), Arbor Home Healthcare Holdings, LLC, a New York limited liability corporation ("Arbor"), Star Multi Care Services, Inc., a New York corporation ("Star"), and Parker Chapin Flattau & Klimpl, LLP, a New York limited liability partnership, as escrow agent (the "Escrow Agent").

           Star, EFCC Acquisition Corp. and Extended Family Care Corporation ("EFCC") have entered into an Agreement and Plan of Merger dated as of January __, 1997 (the "Merger Agreement") pursuant to which, among other things, EFCC is merging with EFCC Acquisition Corp. (the "Merger").

           As contemplated by the Merger Agreement, Star, Coss and Arbor desire to have a portion of the purchase price delivered now to the Escrow Agent to hold, and the Escrow Agent has agreed to receive, hold and re-deliver said funds, on the terms set forth below. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Merger Agreement.

           The parties therefore agree as follows:

           1. ESCROW. Each of Coss and Arbor contemporaneously herewith has delivered to the Escrow Agent a check in good funds, a wire transfer or other readily available funds in the amount of $125,000 for a total amount of $250,000(the "Escrow Amount") and the Escrow Agent hereby acknowledges receipt thereof.

           2. INVESTMENTS. The Escrow Agent may invest the Escrow Amount in securities issued or guarantied by the United States of America or deposit the funds with, or invest the funds in certificates of deposit, commercial paper or similar products of, domestic commercial banks that have, or are members of a group of domestic commercial banks that has, consolidated total assets of at least $1,000,000,000, or such other banks or other financial institutions to which Coss and Star have consented in writing (hereinafter collectively the "Investments"). The Escrow Amount and income paid or credited on Investments is hereinafter referred to as the "Escrow Fund."

           3.         RELEASE OF ESCROW FUND.

                      (a) The Escrow Agent shall release the Escrow Fund only as permitted by this Section 3.

                      (b) In the event that Star determines that there exists a claim for which it is entitled to be reimbursed or indemnified pursuant to
Section 6.3 of the EFCC Shareholders Agreement among Star, Coss and Arbor or any other document or agreement delivered in connection therewith, Star shall be entitled to assert a claim in writing (an "Asserted Claim") against the Escrow Amount in respect of each such claim and amount, as the case may be, by notifying Coss and Arbor (with a copy of the notification to the Escrow Agent) in reasonable detail of the basis and amount of such Asserted Claim. If, within ten (10) days after the sending of such notice by Star, the Escrow Agent shall not have received from Coss and Arbor a written statement disputing all or any part of such Asserted Claim, then the Escrow Agent shall deliver to Star so much of the Escrow Amount as may be available and as may be necessary to pay the amount of such Asserted Claim in full, and the Escrow Agent shall promptly follow such instructions. If, within ten (10) days after the sending of such notice by Star, Star and the Escrow Agent shall have received from Coss and Arbor a written statement disputing all or a portion of such Asserted Claim, then Star may order the Escrow Agent to deliver to Star so much of the Escrow Amount as may be available and as may be necessary to pay any portion of such Asserted Claim that is not disputed, and the Escrow Agent shall promptly follow such instructions. Star shall have the right to notify Coss and Arbor of Asserted Claims at any time and from time to time, but only prior to the Termination Date (as hereinafter defined).

                      (c) In the event that Coss and Arbor shall dispute all or a portion of any Asserted Claim within the time and in the manner prescribed in
Section 3(b) hereof, the Escrow Agent shall have the right to act in accordance with Section 5 hereof and shall not release any disputed amounts of the Escrow Amount until (i) receipt by the Escrow Agent of joint written instructions from Star, Coss and Arbor directing the manner in which payment of such amounts is to be made, or (ii) as directed by final order of a court of competent jurisdiction which is not subject to further appeal or other appellate review, together with an opinion of counsel to the party which successfully sought such order (or, if no party sought such order, of counsel reasonably acceptable to the Escrow Agent) to the effect that such order is not appealable.

                      (d) Subject to the foregoing and all of the other provisions hereof, on the second anniversary of the date hereof the Escrow Agent shall release (the date of such release, the "Termination Date") as much of the Escrow Fund that is not disputed to Coss and Arbor, 50% each.

           4. FURTHER ASSURANCES. The parties agree to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege or remedy, or (c) to otherwise effectuate the purpose and the terms and provisions of this agreement, each in such form and substance as may be acceptable to the Escrow Agent.

           5.         CONFLICTING DEMANDS.

                      (a) The Escrow Agent shall not be or become liable for damages, losses, expenses or interest to Coss, Arbor or any other person for its failure to comply with conflicting or adverse demands. The Escrow Agent shall be entitled to continue to refrain and refuse to act until: (i) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction and venue over the parties and/or the documents, instruments or funds involved herein or affected hereby; and/or (ii) the Escrow Agent shall have received an executed copy of a dispositive settlement agreement to which the parties and all other adverse claimants, if any, are parties and signatories.

                      (b) In the event conflicting claims are made or notices are received the Escrow Agent may elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all funds held pursuant to this agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this agreement.

           6. CONSENT TO JURISDICTION, ETC. The parties hereby covenant and agree that the federal and/or state courts located in New York County, New York shall have personal jurisdiction and proper venue over any dispute with the Escrow Agent. In any action or proceeding involving the Escrow Agent in any jurisdiction, each of the parties waives trial by jury.

           7. RELIANCE ON DOCUMENTS AND EXPERTS. The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which to the extent permitted hereunder may be by telegram, cable, telex, facsimile transmission, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent.

           8. STATUS OF THE ESCROW AGENT, ETC. The Escrow Agent is acting under this agreement as a stakeholder only and shall be considered an independent contractor. No term or provision of this agreement is intended to create, nor shall any such term or provision be deemed to have created, any principal-agent, trust, joint venture, partnership, debtor-creditor or attorney-client relationship between or among the Escrow Agent and the parties. This agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of Star, which may be advised by the Escrow Agent on any and all matters pertaining to this agreement and the escrowed funds and documents. To the extent Star is or has been represented by the Escrow Agent, Coss and Arbor hereby waive any conflict of interest and authorizes and directs the Escrow Agent to carry out the terms and provisions of this agreement fairly as to all parties, without regard to any such representation. The Escrow Agent's only duties are those expressly set forth in this agreement, and the parties authorize the Escrow Agent to perform those duties in accordance with its usual practices in holding funds and documents of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this agreement and applicable law or perform any of its duties under this agreement by or through its partners, employees, attorneys, agents or designees.

           9. EXCULPATION. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct) whatsoever for the investment or disposition of funds, the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this agreement), or for any act or omission of any other person engaged by the Escrow Agent in connection with this agreement; and each of Coss, Arbor and Star hereby waives any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct) for other acts and omissions arising out of or related directly or indirectly to this agreement or the escrowed funds or documents; and each of Coss, Arbor and Star hereby expressly waives any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct) against the Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

           10. INDEMNIFICATION. The Escrow Agent and its designees, and their respective directors, officers, partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended by the parties, from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, or any of their respective directors, officers, partners, employees, attorneys or agents, arising out of or related directly or indirectly to this agreement or any escrowed funds or documents, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant and amounting to gross negligence or willful misconduct.

           11. NOTICES. All notices and other communications under this agreement shall be in writing and shall be deemed given when delivered personally or mailed by registered mail, return receipt requested, to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

                      if to Coss:

                               Coss Holding Corp.
                               c/o Arbor Home Healthcare Holdings, LLC
                               333 Earl Ovington Boulevard
                               Uniondale, New York  11553
                               Attention:  Chief Executive Officer
                               Telecopier: (516) 741-8040

                      if to Arbor:

                               Arbor Home Healthcare Holdings, LLC
                               333 Earl Ovington Boulevard
                               Uniondale, New York  11553
                               Attn:  Chief Executive Officer
                               Telecopier: (516) 832-8050

                      in the case of Coss and Arbor, with a copy to:

                               Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. 190 Willis Avenue
                               Mineola, New York  11501
                               Attn:  Richard A. Lippe, Esq.
                               Telecopier:  (516) 747-0653
                      if to Escrow Agent:

                               Parker Chapin Flattau & Klimpl, LLP
                               1211 Avenue of the Americas
                               New York, New York 10036
                               Telecopier:  (212) 704-6288

                      if to Star:

                               Star Multi Care Services, Inc.
                               33 Walt Whitman Road
                               Huntington Station, New York  11746
                               Attn:  Chief Executive Officer
                               Telecopier: (516) 423-3924

                      with a copy to:

                               James Alterbaum, Esq.
                               Parker Chapin Flattau & Klimpl, LLP
                               1211 Avenue of the Americas
                               New York, New York 10036

           12. SECTION AND OTHER HEADINGS. The section and other headings contained in this agreement are for reference purposes only and shall not affect the meaning or interpretation of this agreement.

           13. GOVERNING LAW. This agreement has been executed and delivered, and shall be governed by and construed in accordance with the applicable laws pertaining, in the state of New York, without regard to principles of conflicts of law.

           14. SEVERABILITY. In the event that any term or provision of this agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions of this agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other authority of any of the terms and provisions of this agreement.

           15. COUNTERPARTS. This agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement binding upon all of the parties hereto.

           16. SUCCESSORS AND ASSIGNS; ASSIGNMENT. Whenever in this agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each parties in this agreement shall inure to the benefit of the successors and assigns of the Escrow Agent; PROVIDED, HOWEVER, THAT nothing herein shall be deemed to authorize or permit the parties to assign any of their rights or obligations hereunder to any other person.

           17. NO THIRD PARTY RIGHTS. The representations, warranties and other terms and provisions of this agreement are for the exclusive benefit of the parties hereto, and no other person, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

           18. NO WAIVER BY ACTION, ETC. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the Escrow Agent under this agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the Escrow Agent under this agreement or applicable law.

           19. MODIFICATION, AMENDMENT, ETC. Each and every modification and amendment of this agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this agreement shall be in writing and signed by each party affected thereby.

           20. ENTIRE AGREEMENT. This agreement contains the entire agreement of the parties and supersedes all other representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.

                                             Coss Holding Corp.



                                             By:_____________________________
                                                     Name:
                                                     Title:


                                             Arbor Home Healthcare Holdings, LLC



                                             By:_____________________________
                                                     Name:
                                                     Title:


                                             Star Multi Care Services. Inc.


                                             By:_____________________________
                                                     Name:
                                                     Title:

THE ESCROW AGENT:

Parker Chapin Flattau & Klimpl, LLP


By:_____________________________

                                                                       EXHIBIT G
                                                                       ---------


                              CONSULTING AGREEMENT


           THIS CONSULTING AGREEMENT, dated January 3, 1997 is between Extended Family Care Corporation, a New York corporation (the "Company"), and Star Multi Care Services, Inc., a New York corporation (the "Consultant").

                              W I T N E S S E T H :

           WHEREAS, the Company has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 3, 1997 among the Consultant, EFCC Acquisition Corp., a New York corporation and a wholly-owned subsidiary of the Consultant ("Merger Sub") and the Company which provides for the merger (the "Merger") of the Company with Merger Sub; and

           WHEREAS, the Consultant, by and through its officers and other employees, has developed, in connection with the conduct of its business and affairs, various areas of expertise in the management and operation of a home care services business; and

           WHEREAS, the Company desires to obtain the advice and assistance of the Consultant in such areas of expertise;

           NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration hereinafter stated, the parties hereby agree as follows:

           1. APPOINTMENT. The Company hereby appoints the Consultant to render to the Company during the Term (as defined below) the services provide for in Section 3 hereof.

           2. TERM. The Consultant shall render the services provided for in Section 3 hereof for a period (the "Term") commencing on the date hereof and ending on the earlier of (i) the date on which the Merger Agreement shall have been terminated pursuant to the terms thereof other than by reason of the default of the Company thereunder, (ii) the Effective Date of the Management Agreement (as defined in the Merger Agreement) or (iii) the Effective Time (as defined in the Merger Agreement) PROVIDED, that the Consultant shall have the right to terminate its obligation to render services hereunder at any time upon forty-five (45) days prior notice to the Company.

           3. SERVICES. During the Term, upon the Company's request, the Consultant shall render to the Company, by and through such of its officers, employees and agents as the Consultant, in its sole discretion, shall designate from time to time, consulting services with respect to the management and operation of the Company. The consulting services to be rendered by the Consultant hereunder shall consist of those consulting services relating to the management and operation of the Company's healthcare business reasonably requested by the Company. The Company and the Consultant agree that the Consultant's role is that of a consultant and advisor to, and not that of a manager of, the Company. The Consultant shall have no duty or responsibility to manage the affairs of the Company which duty and responsibility shall remain at all times with the Board of Directors and management of the Company. In particular, without limiting the generality of the foregoing provisions of this Section, the powers and responsibilities of the Consultant hereunder shall be subject to the limitations and conditions imposed on the Manager (as defined in the Management Agreement) under the Management Agreement.

           4. CONSULTING COMPENSATION. For the consulting services to be rendered by the Consultant under Section 3 hereof, the Company agrees to pay the Consultant fees in the amount of Twenty-five Thousand Dollars ($25,000) per month, payable (a) $15,000 in arrears on the last day of each month, pro rated for any partial month, and (b) the remaining $10,000 on the earlier to occur of
(x) the Effective Time, as defined in the Merger Agreement, and (y) the termination of the Merger Agreement in accordance with Article VII thereof.

           5. PERMISSIBLE ACTIVITIES. Nothing herein shall be deemed to restrict the Consultant from engaging in any business or performing any services for its own account or the account of others during the Term. The Company acknowledges that the Consultant is engaged in substantially the same line of business as the Company.

           6. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

           7. LEGAL PROCEEDINGS. Legal proceedings commenced by the Company or the Consultant arising out of any of the transactions or obligations contemplated by this Agreement shall be brought exclusively in the federal courts or, in the absence of federal jurisdiction, state courts, in either case in Nassau County, New York. The Company and the Consultant irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. Each of the Company and the Consultant irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any federal or state court in Nassau County, New York, and further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

           8. NO CONTINUING WAIVER. The waiver of any party of any breach of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach.

           9. INDEMNIFICATION. If, in connection with the Consultant's rendering of services hereunder, the Consultant is named as a party to any action or legal proceeding, the Company agrees to indemnify the Consultant, its affiliates and their respective directors, officers, employees, agents and controlling persons (each, an "Indemnified Party") against all losses, claims, damages or liabilities, joint or several, including reasonable attorneys' fees and expenses, to which such Indemnified Party may become subject in connection with the Consultant's rendering of services hereunder; PROVIDED, that the Company shall not be liable under the foregoing indemnity provision in respect of any loss, claim, damage or liability to the extent that such loss, claim, damage or liability results from the willful misfeasance or gross negligence of such Indemnified Party. The Company further agrees to consult in advance with the Consultant with respect to the terms of any proposed waiver, release or settlement of any claim, action or proceeding to which an Indemnified Party may be subject as a result of the Consultant's engagement hereunder and agrees not to enter into any such waiver, release or settlement without the prior written consent of such Indemnified Party, unless such waiver, release or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action or proceeding.

           If any legal proceeding shall be instituted, or any claim or demand made, against an Indemnified Party such Indemnified Party shall give prompt written notice of the claim to the party obliged or alleged to be so obliged so to indemnify such Indemnified Party (the "Indemnitor"). The omission so to notify such Indemnitor, however, shall not relieve such Indemnitor from any duty to indemnify which otherwise might exist with regard to such claim unless (and only to the extent that) the omission to notify materially prejudices the ability of the Indemnitor to assume the defense of such claim.

           After any Indemnitor has received notice from an Indemnified Party that a claim has been asserted against such Indemnified Party, the Indemnitor shall promptly pay to the Indemnified Party the amount of such damages in accordance with and subject to the provisions of this Section; PROVIDED, HOWEVER, that no such payment shall be due during any period in which the Indemnitor is contesting in good faith either its obligation to make such indemnification or the amount of damages payable or both. After any Indemnitor has received notice from an Indemnified Party that a claim has been asserted against it by a third party, the Indemnitor shall have the right, upon giving written notice to the Indemnified Party, to participate in the defense of such claim and to elect to assume the defense against the claim, at its own expense, through the Indemnified Party's attorney or an attorney selected by the Indemnitor and approved by the Indemnified Party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that it shall be a condition to such election to assume such defense that (i) the Indemnitor shall provide the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnitor will have the financial resources to defend against the claim and to fulfill its indemnification obligations hereunder and (ii) the Indemnitor conducts the defense of the claim actively and diligently. If the Indemnitor fails to give notice of such election within thirty days (30) after notice, then the Indemnitor shall be deemed to have elected not to assume the defense of such claim and the Indemnified Party may defend against the claim with its own attorney.

           If the Indemnitor so elects to participate in the defense of such claim or to assume the defense against a claim within thirty (30) days after notice and the conditions set forth above are satisfied, then the Indemnified Party will cooperate and make available to the Indemnitor (and its representatives) all employees, information, books and records in its possession or under its control which are reasonably necessary or useful in connection with such defense; and if the Indemnitor shall have elected to assume the defense of a claim, then the Indemnitor shall have the right to compromise and settle in good faith any such claim with the consent of the Indemnified Party (such consent not to be unreasonably withheld) provided that the conditions set forth above are satisfied. If the Indemnitor shall elect to defend or to agree in writing to compromise or to settle any such claim, then it shall be bound by any ultimate judgment or settlement as to the existence and amount of the claim, and the amount of said judgment or settlement shall be conclusively deemed for all purposes of this Agreement to be a liability on account of which the Indemnified Party is entitled to be indemnified hereunder. If the Indemnitor is conducting the defense of a claim, the Indemnified Party may retain separate co-counsel at its cost and expense and participate in such defense.

           If the Indemnitor does not elect to assume or is deemed to have elected not to assume the defense of a claim or in the event any of the conditions set forth above becomes unsatisfied then: (i) the Indemnified Party alone shall have the right to conduct such defense but shall use its best efforts to inform the Indemnitor as to the status of any proceedings; (ii) the Indemnified Party shall have the right to compromise and to settle, in good faith,  the  claim  without  the  prior  consent  of the  Indemnitor;  (iii) the
Indemnitor will periodically reimburse the Indemnified Party for costs (including reasonable legal fees); and (iv) if it is ultimately determined the claim of loss which shall form the basis of such judgment or settlement is one that is validly an obligation of the Indemnitor that elected not to assume the defense, then such Indemnitor shall be bound by any ultimate judgment or settlement as to the existence and the amount of the claim and the amount of said judgment or settlement (including the costs and expenses of defending such claims) shall be conclusively deemed for all purposes of this Agreement to be a liability on account of which the Indemnified Party is entitled to be indemnified hereunder.

           A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party for whom indemnification is sought. After receipt of such notice, the Indemnitor shall pay the Indemnified Party the amount of such damages within thirty (30) days; PROVIDED, HOWEVER, that no such payments shall be due during any period in which the Indemnitor is contesting in good faith either its obligation to make such indemnification or the amount of damages payable or both.

           10. BURDEN AND BENEFIT; LIABILITY OF CONSULTANT. This Agreement shall inure to the benefit of, and be binding upon, the Consultant and the Company and their respective successors and assigns. In the event of a default by the Consultant of any of its obligations (other than for willful misfeasance or gross negligence), the sole and exclusive recourse and remedy of the Company shall be against the Consultant and its assets and under no circumstances shall any officer, director, stockholder or affiliate of the Consultant be liable in law or equity for any obligations to the Company. The remedy of the Company for such default shall be limited to the recovery of the consulting fees actually paid to the Consultant.

           11. NOTICES.. All notices, requests and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given, if delivered in person or by courier, telegraphed, telexed or by facsimile transmission or sent by express, registered or certified mail, postage prepaid, addressed as follows:

              If to the Company:

                           Extended Family Care Corporation
                           c/o Arbor Home Healthcare Holdings, LLC
                           333 Earl Ovington Boulevard
                           Uniondale, New York 11553
                           Attention: Chief Executive Officer

              with a copy to:

                           Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. 190 Willis Avenue
                           Mineola, New York
                           Attention: Richard A. Lippe, Esq.

              If to the Consultant:

                           Stephen Sternbach
                           c/o Star Multi Care Services, Inc.
                           33 Walt Whitman Road
                           Huntington Station, New York 11746

              with a copy to:

                           Parker Chapin Flattau & Klimpl, LLP
                           1211 Avenue of the Americas
                           New York, New York  10036
                           Attention:  James Alterbaum, Esq.

Any party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

           IN WITNESS WHEREOF, the parties have caused this Consulting Agreement to be executed and delivered by their respective duly authorized officers as set forth below as of the date first above written.

                                         STAR MULTI CARE SERVICES, INC.


                                         By:  /S/ STEPHEN STERNBACH
                                              ----------------------------------
                                              Name: Stephen Sternbach, President
                                              Title:President



                                         EXTENDED FAMILY CARE CORPORATION



                                         By: /S/ JOSEPH HELLER
                                              ----------------------------------
                                              Name: Joseph Heller
                                              Title:Vice President

                                                                       EXHIBIT H
                                                                       ---------

                              MANAGEMENT AGREEMENT


           THIS AGREEMENT entered into this 3rd day of January, 1997 by and between Star Multi Care Services, Inc., a New York corporation (hereinafter referred to as the "Manager"), and Extended Family Care Corporation, a New York corporation (hereinafter referred to as the "Agency").

           WHEREAS, the Agency desires to employ Manager, under the terms of this Agreement, to provide its experience, skills and supervision and to make available certain personnel in the operations of a licensed home care services agency with the full authority and ultimate control of the Agency remaining with its Board of Directors (hereinafter the "Board"); and

           WHEREAS, Manager has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 3, 1997 among the Manager, EFCC Acquisition Corp., a New York corporation and a wholly-owned subsidiary of the Manager ("Merger Sub") and the Agency which provides for the merger (the "Merger") of the Agency with Merger Sub.

           NOW, THEREFORE, in consideration of the premises and the obligations undertaken by the parties pursuant hereto, the parties hereby agree as follows:

           1.         EMPLOYMENT, SERVICES AND DUTIES.

                      1.1 EMPLOYMENT. Agency hereby retains Manager, and Manager hereby agrees to act as manager of the Agency, subject to all the provisions hereof; PROVIDED that Manager shall not render any services or receive any compensation hereunder until the Effective Date (as hereinafter defined).

                      1.2 AUTHORITY AND RESPONSIBILITIES OF MANAGER. Manager shall have the authority and responsibility to conduct, supervise and effectively manage the day-to-day operation of the Agency. In the absence of oral or written direction or written policies of the Board of Directors of the Agency (the "Board"), Manager shall be expected to exercise the reasonable judgment of a management company in its management activities. Manager shall specifically have responsibility and commensurate authority, subject to the direction of the Board to act on its behalf under this Agreement, in accordance with the written policies of the Board, and the budgets approved by the Board as hereinafter provided, for the following activities:

                      (a) CHARGES. The establishment, maintenance, revision and administration of the overall charge structure of the Agency pursuant to pertinent regulations, including, but not limited to, patient charges, charges for ancillary services, charges for supplies and special services.

                      (b) PERSONNEL ADMINISTRATION. The hiring, discharge, supervision and management of all employees of the Agency, including the determination, from time to time, of the numbers and qualifications of employees needed in the various departments and services of the Agency. The establishment, revision and administration of wage scales, rates of compensation, employee benefits, rates and conditions of employment, in-service training, attendance at seminars or conferences, staffing schedules, and job and position descriptions with respect to all employees of the Agency. Manager shall hire and discharge the staff of the Agency, including professional employees pursuant to misconduct of such employees or the staffing requirements of the Agency necessary for quality patient care.

                      (c) COLLECTION OF ACCOUNTS. The issuance of bills for services and materials furnished by the Agency, and the collection of accounts and monies owed to the Agency, including the responsibility to enforce the rights of the Agency as creditor under any contract or in connection with the rendering of any service.

                      (d) PAYMENT OF ACCOUNTS AND INDEBTEDNESS. The payment of payroll, trade accounts, amounts due on short and long-term indebtedness, taxes and all other obligations of the Agency; PROVIDED, HOWEVER, that the responsibility under this paragraph shall be limited to the exercise of reasonable diligence and care to apply the funds collected in the operation of the Agency to its obligations in a timely and prudent manner, and Manager shall not become personally liable or act in a guarantor capacity with respect to any obligation of the Agency.

                      (e) ACCOUNTING AND FINANCIAL RECORDS. The establishment and administration of accounting procedures and controls, in accordance with generally accepted accounting principles and the establishment and administration of systems for the development, preparation and safekeeping of records and books of account relating to the business and financial affairs of the Agency (the originals to remain at the Agency).

                      (f) DEPOSITORIES FOR FUNDS. The maintenance of accounts in such banks, savings and loan associations, and other financial institutions as the Board may, from time to time, select (including certificates of deposit) with such balances therein (which may be interest bearing or non-interest bearing) as Manager shall, from time to time, deem appropriate, taking into account the operating needs of the Agency and the disbursements from such accounts of such amounts of the Agency's funds as Manager shall, from time to time, determine is appropriate in the discharge of its responsibilities under this Agreement; PROVIDED, HOWEVER, that Manager shall not, in any case, have any obligation to supply, out of its own funds, working capital for the Agency.

                      (g) PURCHASES AND LEASES. The management of all purchases and leases of real property, equipment, supplies and all materials and services which Manager shall deem to be necessary in the operation of the Agency. Any purchase agreement which will obligate the Agency beyond the term of this Agreement, and any purchase or lease of real property or capital equipment, shall be subject to approval of the Board.

                      (h) QUALITY CONTROL. The evaluation of all quality control aspects of the Agency operation, and the implementation, with Board approval, of quality control programs designed to meet standards imposed by appropriate certifying agencies and to bring about a high standard of health care in accordance with Board policies and resources available to the Agency.

                      1.3 CONTRACTS FOR SERVICES. Manager, shall be empowered to negotiate, enter into, terminate and administer on behalf of the Agency contracts for services by medical, paramedical and other persons and organizations.

                      1.4 PROHIBITED ACTS AND RETENTION OF POWERS AGENCY. Notwithstanding any other provision of this Agreement the Board retains and the Manager is prohibited from exercising:

                      (a) direct independent authority to hire or fire the Manager or the Agency's Administrator;

                      (b) independent control of the Agency's books and records;

                      (c) authority over the disposition of assets and the authority to incur on behalf of the Agency liabilities not normally associated with the day- to-day operation of the Agency; and

                      (d) authority for the independent adoption and enforcement of policies affecting the delivery of health care services.

                      1.5 COMMISSIONER'S APPROVAL. This Agreement, when approved by the Commissioner (the "Commissioner") of the New York State Department of Health (the "Department"), is the sole agreement between Manager and the Agency for the purpose of managing the day-to-day activities of the Agency, or any portion thereof, and any amendments or revisions to this Agreement which increase the amount or extent of authority delegated to Manager shall be effective only with the prior written consent of the Commissioner.

           2.         ADMINISTRATOR AND OTHER PERSONNEL.

                      2.1 ADMINISTRATOR. Manager may, during the term hereof, provide the services of a qualified agency administrator (the "Administrator") , whose initial and continuing appointment and term of appointment shall be subject to the approval of the Board and who will act as the chief administrative officer of the Agency. The Administrator will be and remain the employee of Manager for the term of this Agreement. His duties shall be, to the extent the Manager is authorized hereunder, to effect or deal with any of the following, to:

                      (a) Equip the Agency with all necessary and needed facilities for the care and treatment of patients and for the use of officers and employees thereof, and purchase all necessary supplies.

                      (b) Have general supervision and control of the records and accounts of the Agency and all its internal affairs; maintain discipline therein, and enforce compliance with and obedience to all rules, bylaws, and regulations adopted by the Board for the discipline and management of said Agency, and the employees thereof, and make and enforce such further rules, regulations and orders as it may deem necessary, not inconsistent with law, or with the rules, regulations and directions of the Board.

                      (c) Appoint such employees as it may reasonably think proper and necessary for the efficient performance of the business of the Agency, prescribe their duties and discharge any such employee pursuant to the provisions of law.

                      (d) Cause proper accounts and records of the business and operations of the Agency to be kept regularly from day to day, in books and on forms provided for that purpose; see that such accounts and records are correctly made up for the annual report to the Board; and present the same to the Board on request, who shall incorporate them in their annual report.

                      (e) Cause a careful examination to be made of the physical condition of all persons treated by the Agency; and shall cause a record to be kept of the condition of each patient when treated, and from time to time thereafter.

                      (f) Collect and receive all money due the Agency, keep an accurate account of the same, and report the same at the ensuing monthly meeting of the Board.

                      2.2 CONTROLLER. Manager may provide, during the term hereof, a qualified agency controller (the "Controller"), whose initial and continuing appointment and the term of appointment shall be subject to the approval of the Board, who shall act as the chief accounting and financial officer of the Agency. The Controller will be and remain an employee of Manager for the term of this Agreement.

           3.         DIVISION OF AUTHORITY AND RESPONSIBILITY.

                      3.1 THE BOARD. The Board shall retain full legal authority over the operation of the Agency and ongoing responsibility for compliance with all statutory and regulatory requirements. Any powers not delegated specifically to Manager through the provisions of this Agreement shall remain with the Board. The Board shall represent the Agency in matters pertaining to the interpretation of this Agreement; PROVIDED that in any situation in which, pursuant to the terms of this Agreement, the Board shall be required or permitted to take any action, to give any approval or to receive any report, Manager shall be entitled to rely upon the written statement of the Chairman of the Board of the Agency to the effect that any such action or approval has been taken or given.

           4.         COMMUNICATIONS AND REPORTS.

                      Manager shall be available to report to and consult with the Board on such matters and at such times as the Board shall reasonably request.

           5.         LICENSING; ACCREDITATION.

                      Both Manager and Agency agree to abide by all laws, ordinances, rules and regulations of state, local or Federal governments pertaining to operation of the Agency and to the operation of this Agreement. Notwithstanding any other provision in this Agreement, the Agency remains responsible for insuring that any service provided pursuant to this Agreement complies with all pertinent provisions of Federal, State and local statutes, rules and regulations.

           6.         COMPENSATION.

                      As compensation for the management services to be rendered hereunder, the Agency shall pay to Manager a management fee in the amount of Twenty-five Thousand Dollars ($25,000) per month, payable (a) $15,000 in arrears on the last day of each month, pro rated for any partial month, and (b) the remaining $10,000 on the earlier to occur of (x) the Closing Date, as defined in the Merger Agreement, and (y) the termination of the Merger Agreement for any reason, including in accordance with Article VII thereof.

           7.         TERM OF AGREEMENT.

                      7.1 This Agreement shall become effective upon the date it is approved by the Commissioner (the "Effective Date").

                      7.2 This Agreement may be terminated by the Commissioner, without financial penalty to the Board, not more than sixty (60) days after notification to the parties by the Department of a determination that the management of the Agency is so deficient that the health and safety of patients would be threatened by continuation of this Agreement.

                      7.3 Unless sooner terminated as elsewhere provided in this Agreement, or extended or renewed by mutual agreement of the parties hereto, this Agreement shall remain in effect until the Effective Time of the Merger or December 31, 1998, whichever is sooner.

                      7.4 The Board may terminate this Agreement and discharge Manager and any employee appointed by the Manager from their positions at the Agency without Cause (as hereinafter defined) upon 60 days prior notice to Manager or with Cause upon 14 business days prior notice to Manager. For this purpose "Cause" means intentional misconduct or violation of this Agreement by Manager that causes material loss or injury to the Agency or materially interferes with its performing health care services if such conduct or violation is not cured within 10 business days after notice, specifying such conduct or violation in reasonable detail, is given to Manager by the Board.

                      7.5 This Agreement may be terminated by Manager upon the occurrence of an Event of Default (as hereinafter defined).

           8.         DEFAULT.

                      8.1 EVENTS OF DEFAULT. It shall be an event of default ("Event of Default") hereunder if the Agency shall fail to make or cause to be made any payment to Manager required to be made hereunder, and such failure shall continue for five (5) days after notice thereof shall have been given to the Board.

           9.         MISCELLANEOUS.

                      9.1 INSURANCE. The Agency shall secure and maintain, or cause to be secured and maintained, with respect to the Agency, during the term of this Agreement, Worker's Compensation Disability and Employer's Liability, and Comprehensive General and Professional Liability (including Personal Injury, Products and Completed Operations Liability, and Blanket Automobile Liability) Insurance providing-reasonable limits of liability. It is further agreed that all such policies of insurance, except Worker's Compensation insurance policies, are to be written or amended to include Manager, its agents, servants, employees, officers and directors as Additional Named Insureds if possible. Notwithstanding the foregoing, the Agency shall indemnify and hold Manager harmless from any and all liability, including reasonable attorney's fees, caused by or resulting from the negligent or intentional acts or omissions of any member of the Board or any employee of the Agency, unless such liability is primarily caused by the intentional misconduct of Manager.

                      If any legal proceeding shall be instituted, or any claim or demand made, against a Manager such Manager shall give prompt written notice of the claim to the Agency. The omission so to notify the Agency, however, shall not relieve the Agency from any duty to indemnify which otherwise might exist with regard to such claim unless (and only to the extent that) the omission to notify materially prejudices the ability of the Agency to assume the defense of such claim.

                      After the Agency has received notice from the Manager that a claim has been asserted against the Manager, the Agency shall promptly pay to the Manager the amount of such damages in accordance with and subject to the provisions of this Section; PROVIDED, HOWEVER, that no such payment shall be due during any period in which the Agency is contesting in good faith either its obligation to make such indemnification or the amount of damages payable or both. After the Agency has received notice from the Manager that a claim has been asserted against it by a third party, the Agency shall have the right, upon giving written notice to the Manager, to participate in the defense of such claim and to elect to assume the defense against the claim, at its own expense, through the Manager's attorney or an attorney selected by the Agency and approved by the Manager, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that it shall be a condition to such election to assume such defense that (i) the Agency shall provide the Manager with evidence reasonably acceptable to the Manager that the Agency will have the financial resources to defend against the claim and to fulfill its indemnification obligations hereunder and (ii) the Agency conducts the defense of the claim actively and diligently. If the Agency fails to give notice of such election within thirty days (30) after notice, then the Agency shall be deemed to have elected not to assume the defense of such claim and the Manager may defend against the claim with its own attorney.

                      If the Agency so elects to participate in the defense of such claim or to assume the defense against a claim within thirty (30) days after notice and the conditions set forth above are satisfied, then the Manager will cooperate and make available to the Agency (and its representatives) all employees, information, books and records in its possession or under its control which are reasonably necessary or useful in connection with such defense; and if the Agency shall have elected to assume the defense of a claim, then the Agency shall have the right to compromise and settle in good faith any such claim with the consent of the Manager (such consent not to be unreasonably withheld) provided that the conditions set forth above are satisfied. If the Agency shall elect to defend or to agree in writing to compromise or to settle any such claim, then it shall be bound by any ultimate judgment or settlement as to the existence and amount of the claim, and the amount of said judgment or settlement shall be conclusively deemed for all purposes of this Agreement to be a liability on account of which the Manager is entitled to be indemnified hereunder. If the Agency is conducting the defense of a claim, the Manager may retain separate co-counsel at its cost and expense and participate in such defense.

                      If the Agency does not elect to assume or is deemed to have elected not to assume the defense of a claim or in the event any of the conditions set forth above becomes unsatisfied then: (i) the Manager alone shall have the right to conduct such defense but shall use its best efforts to inform the Agency as to the status of any proceedings; (ii) the Manager shall have the right to compromise and to settle, in good faith, the claim without the prior consent of the Agency; (iii) the Agency will periodically reimburse the Manager for costs (including reasonable legal fees); and (iv) if it is ultimately determined the claim of loss which shall form the basis of such judgment or settlement is one that is validly an obligation of the Agency that elected not to assume the defense, then the Agency shall be bound by any ultimate judgment or settlement as to the existence and the amount of the claim and the amount of said judgment or settlement (including the costs and expenses of defending such claims) shall be conclusively deemed for all purposes of this Agreement to be a liability on account of which the Manager is entitled to be indemnified hereunder.

                      A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party for whom indemnification is sought. After receipt of such notice, the Agency shall pay the Manager the amount of such damages within thirty (30) days; PROVIDED, HOWEVER, that no such payments shall be due during any period in which the Agency is contesting in good faith either its obligation to make such indemnification or the amount of damages payable or both. 9.2 DISCLAIMER OF EMPLOYMENT OF AGENCY EMPLOYEES. No person employed by the Agency shall be an employee of Manager, and Manager shall have no liability for payment of their wages, payroll taxes, and other expenses of employment. All such persons shall be employees of the Agency, or, pursuant to Section 1.3 hereof, independent contractors or the employees of independent contractors.

                      9.3 NON-ASSUMPTION OF LIABILITIES. Manager shall not, by entering into and performing this Agreement, become liable for, and the Agency shall indemnify Manager against, any of the existing or future obligations, liabilities or debts of the Agency, unless such liability is primarily caused by the intentional misconduct or gross negligence of Manager, and Manager shall in its role as manager have only an obligation to exercise reasonable care in the management and handling of the funds generated from the operation of the Agency.

                      9.4 ACCESS TO THE AGENCY; CONFIDENTIALITY OF RECORDS. Manager shall, during the term hereof, be given complete access to the Agency, its records, offices and facilities in order that it may carry out its obligations hereunder, subject to confidential requirements of patient medical records as established by the Board. Manager shall use its best efforts to maintain the confidentiality of all files and records, including patient records, of the Agency, disclosing the same only as directed by law or by the Board in any particular instance.

                      9.5 DISCLAIMER OF INTENT TO BECOME PARTNERS. Manager and the Agency shall not, by virtue of this Agreement, be deemed partners or joint venturers in the operation of the Agency or any related facility. It is expressly understood that Manager is hereby retained by Agency to manage the Agency on behalf of the Agency, and that Manager is constituted the agent of the Agency only for the purpose of carrying out its obligations under this Agreement.

                      9.6 RESTRICTION ON ASSIGNMENT. Neither party hereto may assign its interest in nor delegate the performance of its obligations under this Agreement to any other person without obtaining the prior written consent of the other party and, if required, prior approval pursuant to law, except that Manager may assign its interest or delegate the performance of its obligations to a wholly-owned subsidiary of Manager, which is qualified to manage agencies in the State of New York and approved by the Commissioner.

                      9.7 HEADINGS. The headings to the various sections of this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the expressed provisions of this Agreement.

                      9.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all such counterparts shall together constitute but one and the same agreement.

                      9.9 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                      9.10 LEGAL PROCEEDINGS. Legal proceedings commenced by the Agency or the Manager arising out of any of the transactions or obligations contemplated by this Agreement shall be brought exclusively in the federal courts or, in the absence of federal jurisdiction, state courts, in either case in Nassau County, New York. The Agency and the Manager irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. Each of the Agency and the Manager irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding brought in any federal or state court in Nassau County, New York, and further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                      9.11 NO CONTINUING WAIVER. The waiver of any party of any breach of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach.

                      9.12 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, if mailed by certified or registered mail, postage prepaid:

                  If to the Agency:

                               Extended Family Care Corporation
                               c/o Arbor Home Healthcare Holdings, LLC
                               333 Earl Ovington Boulevard
                               Uniondale, New York 11553
                               Attention: Chief Executive Officer

                  with a copy to:

                               Meltzer, Lippe, Goldstein, Wolf & Schlissel, P.C. 190 Willis Avenue
                               Mineola, New York
                               Attention: Richard A. Lippe, Esq.

                  If to the Manager:

                               Stephen Sternbach
                               c/o Star Multi Care Services, Inc.
                               33 Walt Whitman Road
                               Huntington Station, New York 11746

                  with a copy to:

                               Parker Chapin Flattau & Klimpl, LLP
                               1211 Avenue of the Americas
                               New York, New York  10036
                               Attention:  James Alterbaum, Esq.

or to such other person and address as either party may designate in writing.

                      9.13 EFFECT OF INVALIDITY. Should any part of this Agreement, for any reason, be declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion thereof eliminated.

                      9.14 AMENDMENTS.. Any amendments to this Agreement, which shall be provided to and approved by the Commissioner, shall be in writing and signed by the parties and the Board.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                          STAR MULTI CARE SERVICES, INC.


                                          By: /S/ STEPHEN STERNBACH
                                              ----------------------------
                                              Stephen Sternbach, President



                                          EXTENDED FAMILY CARE CORPORATION



                                          By: /S/ JOSEPH HELLER
                                              ----------------------------

                                                                       EXHIBIT I
                                                                       ---------


                                 STERNBACH PROXY


           The undersigned shareholder of Star MultiCare Services, Inc., a New York corporation ("Star"), hereby irrevocably (to the extent provided for in the New York Business Corporation Law) appoints the directors on the Board of Directors of Extended Family Care Corporation, a New York corporation ("EFCC"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Star beneficially owned by the undersigned, which shares are listed on the final page of this Proxy (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, until such time as that certain Agreement and Plan of Merger dated as of January 3, 1997 (the "Merger Agreement"), among Star, EFCC Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Star ("Merger Sub"), and EFCC, shall be terminated in accordance with its terms or the Merger (as defined in the Merger Agreement) is effective. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given.

           This proxy is irrevocable (to the extent provided for in the New York Business Corporation Law), is granted pursuant to the Merger Agreement, and is granted in consideration of Star entering into the Merger Agreement. The attorneys and proxies named above will be empowered at any time prior to termination of the Merger Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Star's shareholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger and the Merger Agreement and any matter that could reasonably be expected to facilitate the Merger, and against any proposal made in opposition to or competition with the consummation of the Merger.

           The attorneys and proxies named above may only exercise this proxy to vote the Shares subject hereto at any time prior to termination of the Merger Agreement, at every annual, special or adjourned meeting of the shareholders of Star and in every written consent in lieu of such meeting, in favor of approval of the Merger and the Merger Agreement reasonably be expected to facilitate the Merger. The undersigned shareholder may vote the Shares on all other matters.

           Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

           This proxy is irrevocable.


Dated:  January 3, 1997



                                            /S/ STEPHEN STERNBACH
                                            ---------------------
                                              Stephen Sternbach

                      SHARES SUBJECT TO THE STERNBACH PROXY



STEPHEN STERNBACH                                                       863,262*


















-----------------------
* Mr. Sternbach also has currently exercisable options to purchase 162,574 shares of Star Common Stock, par value $.001 per share. Upon exercise of such options, which exercise shall be in the sole discretion of Mr. Sternbach, the shares of Star Common Stock issuable thereunder will also be covered by this Sternbach Proxy.

                         STAR MULTI CARE SERVICES, INC.
                            99 RAILROAD STATION PLAZA
                              HICKSVILLE, NY 11801

                      THIS PROXY IS SOLICITED BY THE BOARD
                 OF DIRECTORS OF STAR MULTI CARE SERVICES, INC.
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 5, 1997



           The undersigned holder of Common Stock of Star Multi Care Services, Inc., a New York corporation ("STAR"), hereby appoints Stephen Sternbach and William Fellerman, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of STAR that the undersigned is entitled to vote at the Special Meeting of Shareholders of STAR, to be held on September 5, 1997 at 10:00 A.M. local time, at the offices of Parker Chapin Flattau & Klimpl, LLP, (18th Floor), New York, New York, and at any adjournments or postponements thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ADOPTION AND APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

           1. Adoption and approval of the Agreement and Plan of Merger dated January 3, 1997, between EXTENDED FAMILY CARE CORPORATION, a New York corporation ("EFCC") and STAR, providing for the merger of EFCC Acquisition Corp., a New York corporation and a wholly owned subsidiary of STAR, with EFCC.

                      |_| FOR     |_| AGAINST      |_| ABSTAIN

           2.         Adoption of an amendment to STAR's 1992 Stock Option Plan.

                      |_| FOR     |_| AGAINST      |_| ABSTAIN

           3.         Adoption of STAR's 1997 Non-Employee Director Stock Option
Plan.

                      |_| FOR     |_| AGAINST      |_| ABSTAIN

           4. Upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. This proxy does not convey discretionary authority to adjourn or postpone the meeting for the purpose of soliciting additional votes.



                        (Continue and Sign on Other Side)

(Continued from other side)



           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN ITEM 1, 2 AND 3 AND WITH REGARD TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN THE DISCRETION OF THE PROXYHOLDERS AS DESCRIBED IN THE JOINT PROXY STATEMENT.

           The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement.



Dated:  __________, 1997                    ____________________________________
                                             (Signature)


                                            ____________________________________
                                              (Signature if held jointly)


                                            Please   sign   exactly  as  name(s)
                                            appears  hereon and mail it promptly
                                            even  though  you now plan to attend
                                            the Special Meeting. When shares are
                                            held by joint  tenants,  both should
                                            sign.   When  signing  as  Attorney,
                                            Executor, Administrator, Guardian or
                                            Trustee,  please add your full title
                                            as such.  If a  corporation,  please
                                            sign in full  title  as  such.  If a
                                            corporation,   pleas  sign  in  full
                                            corporate name by president or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.

                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                        EXTENDED FAMILY CARE CORPORATION
                              ONE OLD COUNTRY ROAD
                                    SUITE 335
                           CARLE PLACE, NEW YORK 11514

                      THIS PROXY IS SOLICITED BY THE BOARD
                OF DIRECTORS OF EXTENDED FAMILY CARE CORPORATION
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 5, 1997



           The undersigned holder of Common Stock of Extended Family Care Corporation, a New York corporation ("EFCC"), hereby appoints Joseph Heller and Paul Elenio, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of EFCC that the undersigned is entitled to vote at the Special Meeting of Shareholders of EFCC, to be held on September 5, 1997 at 10: A.M. local time, at offices of Arbor Health Care Holdings LLC, 333 Earle Ovington Blvd., Uniondale, New York 11553, and at any adjournments or postponements thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ADOPTION AND APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

           1. Adoption and approval of the Agreement and Plan of Merger dated January 3, 1997, between EXTENDED FAMILY CARE CORPORATION, a New York corporation ("EFCC") and STAR, providing for the merger of EFCC Acquisition Corp., a New York corporation and a wholly owned subsidiary of STAR, with EFCC.

                      |_| FOR     |_| AGAINST      |_| ABSTAIN

           2. Upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. This proxy does not convey discretionary authority to adjourn or postpone the meeting for the purpose of soliciting additional votes.



                                               (Continue and Sign on Other Side)

(Continued from other side)



           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN ITEM 1 AND WITH REGARD TO OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN THE DISCRETION OF THE PROXYHOLDERS AS DESCRIBED IN THE JOINT PROXY STATEMENT.

           The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement.



Dated:  __________, 1997                    ____________________________________
                                            (Signature)


                                            ____________________________________
                                            (Signature if held jointly)


                                            Please   sign   exactly  as  name(s)
                                            appears  hereon and mail it promptly
                                            even  though  you now plan to attend
                                            the Special Meeting. When shares are
                                            held by joint  tenants,  both should
                                            sign.   When  signing  as  Attorney,
                                            Executor, Administrator, Guardian or
                                            Trustee,  please add your full title
                                            as such.  If a  corporation,  please
                                            sign in full  title  as  such.  If a
                                            corporation,   pleas  sign  in  full
                                            corporate name by president or other
                                            authorized     officer.     If     a
                                            partnership,    please    sign    in
                                            partnership   name   by   authorized
                                            person.

                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.


                                       -2-